UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

DECEMBER 31, 2006

Ohio National Fund, Inc.

Ohio National Financial Services®

OHIO NATIONAL FUND, INC.

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2
The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	11
Bond Portfolio	16
Omni Portfolio	24
International Portfolio	32
Capital Appreciation Portfolio	39
Millennium Portfolio (formerly the Discovery Portfolio)	45
International Small Company Portfolio	52
Aggressive Growth Portfolio	59
Small Cap Growth Portfolio	65
Mid Cap Opportunity Portfolio	72
S&P 500 Index Portfolio	79
Blue Chip Portfolio	90
High Income Bond Portfolio	97
Capital Growth Portfolio	110
Nasdaq-100 Index Portfolio	117
Bristol Portfolio	124
Bryton Growth Portfolio	130
U.S. Equity Portfolio	136
Balanced Portfolio	143
Covered Call Portfolio	151
Target VIP Portfolio	164
Target Equity/Income Portfolio	171
Notes to Financial Statements	177
Report of Independent Registered Public Accounting Firm	194
Additional Information (Unaudited)	195
Information About Directors and Officers (Unaudited)	209

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s
Message

Dear Investor:

What a difference six months can make! As recently as last June, the equity markets were struggling to remain in positive territory and market prognosticators were gloomily predicting a poor finish for the markets in 2006. However, a strong second-half led to an excellent year for the markets. The Dow Jones Industrial Average finished the year up 19.0 percent, and had 22 record-setting days between October 1 and year-end.*

Other stock indices also finished strong, with the large-cap S&P 500 Index up 15.8 percent and the technology-laden Nasdaq Composite Index advancing 10.4 percent.* Small- and mid-cap stocks also set new records, with the Russell 2000 Index ending the year up 18.4 percent.*

The bond market continues to be affected by a flat, often inverted yield curve, negatively affecting the returns of mid- to long-term fixed income investments. As we noted in our mid-year report, economic concerns accompany an inverted yield curve, which historically has preceded a period of recession. Yield on the 10-year Treasury notes, a primary fixed income indicator, bounced from 4.39 percent at the beginning of 2006 to 5.24 percent in June, and finally ended the year at 4.7 percent. Conversely, short-term investments such as money market accounts have benefited investors by providing competitive yields without an attendant commitment to a longer investment cycle.

Despite these bond market concerns, as well as the softening of the housing market, the U.S. economy continues to be strong. A phrase used by investors and the media describes the current state as the “Goldilocks” economy — not too hot, not too cold, just right. This is primarily attributed to Federal Reserve Chairman Ben Bernanke’s efforts to balance interest rate hikes to control inflation while avoiding a recession.

The Ohio National Fund

All of the Ohio National Fund’s equity portfolios performed positively over the past six months. Interestingly, two of our better performers during the second half of the year, Blue Chip Portfolio (a large-cap value fund) and Small Cap Growth Portfolio (a small-cap growth fund), represent opposite ends of the equity investing spectrum. This would seem to indicate that unlike past years, results in this market are dictated by the stock selection of portfolio managers.

The fixed income and international equity portfolios also performed well in the last six months of 2006.

Looking Ahead

Part of the success of the economy has been the continued calm in the petroleum markets. With a predicted warm winter in Europe and North America, reduced demand should keep prices low and thus help keep the lid on inflation. Oil was, and continues to be, a concern going forward in light of the numerous geopolitical risks we currently face — particularly the escalation of violence in the Middle East. The other key to our forecast is the ability of the Federal Reserve to hold inflation to a minimum. If these two factors continue in a stable fashion, we are hopeful that the economy can continue forward at its current comfortable pace.

As always, we thank you for entrusting your assets to the Ohio National Fund. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA
President

* Returns presented are total returns, which include the effect of re-invested dividends.

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director

L. Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Marcus L. Collins, Secretary
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2006, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. These filings are available on the Commission’s website at http://www.sec.gov. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission’s website upon the Commission’s acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	6.67%
Five year	8.34%
Ten year	6.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Equity Portfolio returned 6.67% versus 15.79% for the current benchmark, the S&P 500 Index.

Our under-performance was due primarily to unfavorable security selection effects, exacerbated by negative interactive effects of our stock selections and Portfolio weightings. Positive sector allocation effects modestly offset these detractions. The bulk of our under-performance was due to over-weight positions in the Consumer Discretionary, Health Care, and Information Technology sectors, each of which saw our picks under-perform. The continued out-performance of the Energy sector, an area that the Portfolio has long eschewed, was another detractor. The top five contributors were The AES Corp., Qwest Communications International, Inc., The DIRECTV Group Inc., Sears Holdings Corp., and JPMorgan Chase & Co. The top detractors were Yahoo!, Inc., eBay, Inc., Amazon.com Inc., Sprint Nextel Corp., and UnitedHealth Group, Inc.(1)

At global power producer The AES Corp., telecom provider Qwest Communications International, Inc., and banking giant JPMorgan Chase & Co., the market is increasingly appreciating well-advanced turnarounds.(1)

Following years of balance sheet rebuilding, The AES Corp. is now actively pursuing long-term investments in supply-constrained emerging markets and the budding fields of alternative energy, such as wind power and liquefied natural gas, leading to accelerated growth aided by the secular tailwind of increasing power consumption across the developing world. By our assessment, few competitors possess the scope, experience and local operations to effectively compete with The AES Corp. at a global level. Despite the stock’s impressive 2006 gain of 39%, its strong free cash flow yield should underpin its valuation for some time.(1)

Qwest Communications International, Inc. benefited notably from the stabilization of long-haul telecom pricing and renewed investor interest in network assets. Its 48% resurgence came alongside continued EBITDA margin expansion, cash flow improvement, and solid progress in debt reduction. Through a tender offer of $2.9 billion of high-coupon bonds, Qwest Communications International, Inc. reduced its annual interest expenses by $300 million. We believe further upside can be achieved from the potential to gain market share among enterprise customers amid a competitive dislocation caused by mega mergers in the industry and a technological paradigm shift from circuit switches to IP networks.(1)

Under the able stewardship of Mr. Jamie Dimon, who became CEO in December 2005, JPMorgan Chase & Co. has improved both in operations and in stock market performance. Its 25% full-year share price appreciation was accompanied by better-than-expected quarterly results on the back of strong investment banking and trading revenues. In addition, JPMorgan Chase & Co. solidified its New York metro presence with the acquisition of 300 branches from the Bank of New York. Despite the impressive stock price run-up, we see further upside from here. If Mr. Dimon and his team can successfully raise JPMorgan Chase & Co.’s ROE from its current level of low teens towards those of its peers, the best of which boast 20% ROEs or higher, the potential for value creation can be enormous.(1)

Shares of satellite broadcaster The DIRECTV Group Inc. swelled 77% in 2006 after a two-year slump. The uptrend in The DIRECTV Group Inc.’s share price began in earnest as the company reported a positive earnings surprise in February and announced a $3 billion buyback plan. Momentum continued to build as CEO Chase Carey reined in subscriber acquisition costs, balanced moderating customer growth with lower churn rates, and hiked monthly rates to boost profits. A further boost came from speculations about a potential merger with its smaller rival EchoStar, which would result in significant synergies. When news surfaced in September that News Corp., a major shareholder, was in talks to

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

transfer its 38% stake in The DIRECTV Group Inc. to Liberty Media, The DIRECTV Group Inc.’s stock took a temporary hit. It now seems that shareholders have come to realize that The DIRECTV Group Inc. may continue to thrive under Liberty Media, which, with a large portion of its fortune tied up in the satellite TV broadcaster, should be a highly motivated operator whose interests are aligned with those of The DIRECTV Group Inc. shareholders.(1)

At retailer Sears Holdings Corp., Chairman Eddie Lampert’s profit focus and relentless drive for efficiency was rewarded with a 46% share price surge. Although same store sales (a financial metric that often lacks economic significance, yet nevertheless is widely watched by Wall Street) remained under pressure, Sears Holdings Corp. achieved significant gross margin expansion, boosting profitability in its sales mix and meaningfully cutting overhead expenses. We are confident that this bottom-line-oriented strategy, which has been successfully implemented at Lampert-controlled retailers AutoZone and AutoNation, should serve long-term shareholders well. Sears Holdings Corp. also returned a significant amount of capital to shareholders, having spent nearly $1 billion on share repurchase in the past four quarters.(1)

In aggregate, our internet holdings were notable detractors from the Portfolio’s performance for the past year. The market’s pessimism towards these stocks, however, seems to have peaked in July, and in the last four months their performances have rebounded nicely, as internet and technology stocks gained favor amid a broad shift in investor enthusiasm towards growth-oriented investments. Nevertheless, the double-digit full-year losses of Yahoo!, Inc., eBay, Inc. and Amazon.com Inc. still place them among the Portfolio’s worst performers in 2006.(1)

Internet stocks have been pressured at three levels. At a macro level, the steady drumbeat of Fed tightening until recent months and a “just-in-time” market that fixates on the near term have discouraged long-term investment thinking. This, observes Empirical Research Partners’ Michael Goldstein, has led to the bizarre phenomenon of the fastest top-line growth companies struggling the most, while those with the weakest growth sailed past the market.(1)

At the sector level, the competitive landscape has become more complex as major internet companies, following the example of Google, Inc., increasingly encroach on each other’s traditional niches. Having invested in the internet sector for the past seven years, we believe we have a competitive advantage in understanding the shifting dynamics there. Investors, however, were confused and left en masse, creating short-term volatility — and long-term opportunity.(1)

At the company level, investors have been especially unforgiving for any execution missteps, even those with only short-term impacts, resulting in the pattern of significant sell-offs following quarterly reporting periods, even when the companies reported decent results that met or beat the consensus estimates. This has recently changed, however, as our internet holdings performed well during the October reporting season, potentially indicating a bottom in investor expectations.(1)

For example, Yahoo!, Inc. lost more than 33% of its market value trying to fend off the competitive onslaught of Google, Inc. Investors apparently grew impatient with the delays in Yahoo!, Inc.’s new search advertising platform, dubbed “Project Panama.” The September comments from CEO Terry Semel regarding soft advertising revenues from the economically sensitive auto and finance sectors added to their concerns. Despite its lackluster recent performance, we believe Yahoo!, Inc.’s platform upgrade is on track to enable significantly better monetization of its online ad inventory. We also view the recently announced reorganization of the company as a positive sign of greater sense of urgency and accountability among the management team.(1)

eBay, Inc.’s weakness stemmed from the alarming slowdown in its core auction business in the U.S. and Europe, although its latest quarterly results, where eBay, Inc.’s core U.S. revenue accelerated for the first time in a year, suggest that the fears may have been exaggerated. Another investor worry was that Checkout, Google, Inc.’s new online payment system, might jeopardize the long-term profit opportunity for eBay, Inc.’s PayPal unit. Yet eBay, Inc.’s relationship with the search company is not simply cutthroat competition. Strategic cooperation is blossoming, as illustrated by the company’s advertising alliances with Yahoo!, Inc. and Google, Inc. The 30% decline that investors slapped on its shares was an overreaction, in our opinion.(1)

After suffering a severe slump in the first seven months of the year, shares of Amazon.com Inc. have been buoyed recently by investors’ growing confidence that operating margins are poised to rebound after being temporarily depressed by the company’s aggressive technology & content (T&C) spending. With management predicting “significant sequential improvement in operating leverage” in the fourth quarter, we believe that the worst of margin pressure is behind the company. Whereas the shares, down 16.5% in the past year, are still discounting a perpetually higher cost

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

structure, we see significant upward pressure from decelerating T&C spending, economies of scale in shipping and fulfillment, and increasing purchasing power that should restore Amazon.com Inc.’s operating margin from the current level of 3% towards 8% in the next few years.(1)

Sentiment for the telecom industry as a whole initially helped our sizeable position in Sprint Nextel Corp. in the first quarter of 2006, as valuations were boosted by the $67 billion mega-merger between AT&T and BellSouth, but weak subscriber adds and a jump in customer churn rates revealed in Sprint Nextel Corp.’s April earnings report unnerved investors. Continued deterioration of headline numbers for revenue, EBITDA and EPS and especially key customer economics indicators — average revenue per user, churn rate, and net subscriber additions — have caused a significant increase in investor concern about Sprint Nextel Corp. For a company with differentiated products that appeal to the high-end business clientele and industry-leading spectrum holdings, Sprint Nextel Corp. has only its own poor execution to blame for its weak share performance (down 10% in the past year) and the resulting depressed valuation (with a rich free cash flow yield of 8%). We believe, however, that the problems at Sprint Nextel Corp. are fixable. Its recent third-quarter results broadly matched consensus estimates — a welcome departure from the recent streak of disappointing quarters. More importantly, management came out of its defensive mode and laid out a concrete plan for a turnaround. We join fellow investors in applauding Sprint Nextel Corp.’s management for their candor and willingness to accept responsibility for recent sub-par performance, and we remain optimistic that better execution should help fully realize its value. Upside should be driven by the estimated $14.5 billion worth of merger synergies, the current $6 billion stock buyback program, and long-term growth opportunities from its new 4-G efforts.(1)

The sell-off in shares of UnitedHealth Group, Inc. stemmed from the overblown industry concerns and the company’s highly publicized controversy over executive option grants. In mid-March, The Wall Street Journal reported that option grants to CEO Bill McGuire in recent years were consistently made at or close to annual lows in the stock price, raising the question of whether Dr. McGuire’s option grants were illegally backdated to the detriment of shareholders. By the time Dr. McGuire offered his resignation in October, however, the worries had been discounted to such an extent that investors exhaled a collective sigh of relief that the drama was over and UnitedHealth Group, Inc., led by its operations-oriented CEO-elect Steve Hemsley, should be able to once again focus on what it does best — generating free cash flows by running an efficiently managed health care insurance network.(1)

The most obvious environmental factor that hindered our Portfolio performance during 2006 was the continued strength in energy prices, which led to the substantial out-performance of energy stocks, as leadership from this narrow group propelled the benchmark Index higher. We have been surprised by the persistent strength in oil prices, and we continue to study and monitor the energy area carefully. At a more subtle level, we have noticed an increasing tendency among investors to adopt a “just-in-time” mindset, focusing strictly on the near-term factors that affect an investment. Although this creates opportunities for long-term investors, it can temporarily pressure companies whose catalysts are more than six to twelve months in the future, including many of those in our Portfolio. We expect that such “time arbitrage” opportunities will prove fruitful for our investors over the long-term, but we found that the market’s focus on short-term phenomena was a key contributor to our 2006 under-performance.(1)

We firmly believe that 2007 will be a good year for the U.S. equity market, and it could be a great year. While the economy has clearly slowed, we do not believe a recession is forthcoming. Inflation is moderating, the Federal Reserve has likely concluded its campaign to ratchet up interest rates, corporate profit growth should still come in somewhere in the high-single-digit range next year, and energy prices have fallen back from their highs. We will be quite surprised if the S&P 500 Index does not (finally) make a new all-time high this year. If our assessment of prospects proves correct, the S&P 500 Index will finish 2007 closer to 1600 than 1500. In our view, how good 2007 turns out to be will be largely determined by how much of a tailwind P/ E multiple expansion provides. Depending on that factor, we see total returns for the market in 2007 between 14% and 21%.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

We have been encouraged by our Portfolio’s ability to rebound since August, and we view the attractive valuation profile of large and mega cap U.S. stocks, particularly those on the growth end of the scale, as reason for optimism for our investors going forward. We adjusted the Portfolio throughout 2006 for a rebound from large, growth-oriented equities, and we are optimistic that our Portfolio will out-perform the market in 2007.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Equity	S&P 500 Index

12/31/1996	10,000	10,000
06/30/1997	11,222	12,061
12/31/1997	11,817	13,336
06/30/1998	12,860	15,698
12/31/1998	12,493	17,148
06/30/1999	13,651	19,271
12/31/1999	14,975	20,756
06/30/2000	14,503	20,668
12/31/2000	13,979	18,866
06/30/2001	14,597	17,603
12/31/2001	12,801	16,624
06/30/2002	10,671	14,436
12/31/2002	10,402	12,950
06/30/2003	12,695	14,473
12/31/2003	15,015	16,664
06/30/2004	15,530	17,238
12/31/2004	16,882	18,478
06/30/2005	16,500	18,328
12/31/2005	17,913	19,385
06/30/2006	17,046	19,910
12/31/2006	19,107	22,447

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	99.6
Repurchase Agreements Less Net Liabilities	0.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

	% of Net Assets
1.	The AES Corp.	5.2
2.	Tyco International Ltd.	5.1
3.	Sprint Nextel Corp.	5.0
4.	UnitedHealth Group, Inc.	4.6
5.	Amazon.com Inc.	4.4
6.	Google, Inc. Class A	4.4
7.	JPMorgan Chase & Co.	4.4
8.	Qwest Communications International, Inc.	4.1
9.	Sears Holdings Corp.	3.9
10.	Countrywide Financial Corp.	3.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	30.4
Information Technology	20.9
Financials	14.6
Health Care	11.9
Telecommunication Services	9.1
Industrials	7.5
Utilities	5.2

99.6

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.6%	Shares	Value

CONSUMER DISCRETIONARY – 30.4%
Automobiles – 0.1%
General Motors Corp.	13,000	$399,360

Household Durables – 4.3%
Beazer Homes USA, Inc.	55,900	2,627,859
Centex Corp.	161,200	9,070,724
Pulte Homes, Inc.	279,700	9,263,664
Ryland Group, Inc.	49,000	2,676,380

		23,638,627

Internet & Catalog Retail – 9.3%
Amazon.com Inc. (a)	620,000	24,465,200
Expedia, Inc. (a)	505,900	10,613,782
IAC/ InterActiveCorp (a)	437,900	16,272,364

		51,351,346

Leisure Equipment & Products – 2.9%
Eastman Kodak Co.	612,400	15,799,920

Media – 6.6%
The DIRECTV Group Inc. (a)	701,400	17,492,916
Time Warner, Inc.	622,600	13,560,228
WPP Group plc (b)	389,600	5,257,750

		36,310,894

Multiline Retail – 4.0%
Sears Holdings Corp. (a)	129,200	21,696,556

Specialty Retail – 2.3%
The Home Depot, Inc.	316,600	12,714,656

Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc. Class B	51,800	5,129,754

TOTAL CONSUMER DISCRETIONARY		167,041,113

FINANCIALS – 14.6%
Consumer Finance – 1.6%
Capital One Financial Corp.	117,300	9,010,986

Diversified Financial Services – 7.2%
Citigroup, Inc.	276,800	15,417,760
JPMorgan Chase & Co.	496,100	23,961,630

		39,379,390

Insurance – 2.3%
American International Group, Inc.	176,400	12,640,824

Thrifts & Mortgage Finance – 3.5%
Countrywide Financial Corp.	448,500	19,038,825

TOTAL FINANCIALS		80,070,025

HEALTH CARE – 11.9%
Health Care Providers & Services – 10.3%
Aetna, Inc.	427,400	18,455,132
Health Net, Inc. (a)	261,300	12,714,858
UnitedHealth Group, Inc.	474,000	25,468,020

		56,638,010

Pharmaceuticals – 1.6%
Pfizer, Inc.	343,400	8,894,060

TOTAL HEALTH CARE		65,532,070

INDUSTRIALS – 7.5%
Building Products – 0.5%
Masco Corp.	103,200	3,082,584

Commercial Services & Supplies – 0.4%
Waste Management, Inc.	63,600	2,338,572

Industrial Conglomerates – 6.6%
General Electric Co.	211,500	7,869,915
Tyco International Ltd.	928,200	28,217,280

		36,087,195

TOTAL INDUSTRIALS		41,508,351

INFORMATION TECHNOLOGY – 20.9%
Communications Equipment – 1.6%
Cisco Systems, Inc. (a)	317,000	8,663,610

Computers & Peripherals – 6.4%
Dell, Inc. (a)	361,200	9,062,508
Hewlett-Packard Co.	226,600	9,333,654
International Business Machines Corp.	79,300	7,703,995
Seagate Technology	330,200	8,750,300

		34,850,457

Internet Software & Services – 10.0%
eBay, Inc. (a)	474,400	14,265,208
Google, Inc. Class A (a)	52,700	24,267,296
Yahoo!, Inc. (a)	652,600	16,667,404

		55,199,908

Software – 2.9%
CA, Inc.	253,400	5,739,510
Electronic Arts, Inc. (a)	174,700	8,797,892
Symantec Corp. (a)	71,300	1,486,605

		16,024,007

TOTAL INFORMATION TECHNOLOGY		114,737,982

TELECOMMUNICATION SERVICES – 9.1%
Diversified Telecommunication Services – 4.1%
Qwest Communications International, Inc. (a)	2,704,900	22,640,013

Wireless Telecommunication Services – 5.0%
Sprint Nextel Corp.	1,455,700	27,498,173

TOTAL TELECOMMUNICATION SERVICES		50,138,186

UTILITIES – 5.2%
Independent Power Producers & Energy Traders – 5.2%
The AES Corp. (a)	1,306,100	28,786,444

TOTAL UTILITIES		28,786,444

Total Common Stocks (Cost $376,579,320)		$547,814,171

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Repurchase Agreements – 0.4%	Amount	Value

Bank of America 5.240% 01/02/2007	$2,410,210	$2,410,210

Repurchase price $2,411,613
Collateralized by:
Federal Home Loan Bank 5.250%, 11/03/2009 Fair Value: $2,458,991
Total Repurchase Agreements (Cost $2,410,210)		$2,410,210

Total Investments (Cost $378,989,530) (c) – 100.0%		$550,224,381
Liabilities In Excess of Other Assets – 0.0%		(159,401)

Total Net Assets – 100.0%		$550,064,980

Percentages are stated as a percent of net assets.
Footnotes:
(a)	Non-income producing security.
(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $5,257,750 or 1.0% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $378,989,530)	$550,224,381
Cash	24,292
Receivable for securities sold	255,773
Receivable for fund shares sold	226,239
Dividends and accrued interest receivable	199,870
Prepaid expenses and other assets	6,662

Total assets	550,937,217

Liabilities:
Payable for securities purchased	326,693
Payable for fund shares redeemed	104,698
Payable for investment management services	369,835
Payable for compliance services	190
Accrued custody expense	5,715
Accrued professional fees	8,846
Accrued accounting fees	28,990
Accrued printing and filing fees	27,270

Total liabilities	872,237

Net assets	$550,064,980

Net assets consist of:
Par value, $1 per share	$17,453,398
Paid-in capital in excess of par value	394,916,281
Accumulated net realized loss on investments	(33,539,443)
Net unrealized appreciation on investments	171,234,851
Net unrealized depreciation on foreign currency related transactions	(107)

Net assets	$550,064,980

Shares outstanding	17,453,398

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$31.52

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$168,905
Dividends	4,120,362
Other	11

Total investment income	4,289,278

Expenses:
Management fees	4,146,229
Custodian fees	34,455
Directors’ fees	32,461
Professional fees	25,637
Accounting fees	177,049
Printing and filing fees	49,547
Compliance expense	1,848
Other	14,850

Total expenses	4,482,076

Net investment loss	(192,798)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	26,701,591
Foreign currency related transactions	(19,104)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	6,482,873

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	33,165,360

Change in net assets from operations	$32,972,562

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(192,798)	$(128,066)
Net realized gain (loss) on investments and foreign currency related transactions	26,682,487	20,890,629
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	6,482,873	10,736,232

Change in net assets from operations	32,972,562	31,498,795

Capital transactions:
Received from shares sold	40,698,211	46,480,181
Paid for shares redeemed	(64,320,663)	(39,396,785)

Change in net assets from capital transactions	(23,622,452)	7,083,396

Change in net assets	9,350,110	38,582,191
Net Assets:
Beginning of year	540,714,870	502,132,679

End of year	$550,064,980	$540,714,870

Accumulated net investment loss	$—	$(1,202)

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$29.55	$27.85	$24.78	$17.20	$21.25
Operations:
Net investment income (loss)	(0.01)	(0.01)	0.02	0.04	0.07
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.98	1.71	3.06	7.58	(4.05)

Total from operations	1.97	1.70	3.08	7.62	(3.98)

Distributions:
Distributions from net investment income	—	—	(0.01)	(0.04)	(0.07)

Net asset value, end of year	$31.52	$29.55	$27.85	$24.78	$17.20

Total return	6.67%	6.10%	12.44%	44.35%	(18.74)%
Ratios and supplemental data:
Net assets at end of year (millions)	$550.1	$540.7	$502.1	$413.1	$263.2
Ratios to average net assets:
Expenses	0.86%	0.88%	0.92%	0.94%	0.95%
Net investment income (loss)	(0.04)%	(0.03)%	0.09%	0.18%	0.37%
Portfolio turnover rate	13%	20%	10%	6%	32%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Short-Term Notes (2)	90.5
Repurchase Agreements and Other Net Assets	9.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1)

		% of Net Assets
1.	International Business Machines Corp. 5.170% 01/02/2007	3.9
2.	The E.W. Scripps Co. 5.270% 01/02/2007	3.9
3.	BellSouth Corp. 5.320% 01/03/2007	3.9
4.	Citigroup Funding Inc. 5.280% 01/04/2007	3.9
5.	Alcoa Inc. 5.370% 01/04/2007	3.9
6.	UBS Finance Delaware LLC 5.255% 01/05/2007	3.9
7.	Abbott Laboratories 5.240% 01/09/2007	3.9
8.	HSBC Finance Corp. 5.240% 01/10/2007	3.9
9.	Johnson & Johnson 5.210% 01/12/2007	3.9
10.	Toyota Credit Corp. 5.260% 01/18/2007	3.9

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	50.9
Health Care	7.9
Consumer Staples	7.8
Consumer Discretionary	4.3
Information Technology	4.0
Telecommunication Services	3.9
Industrials	3.9
Materials	3.9
Energy	3.9

90.5

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	December 31, 2006

	Face	Amortized
Short-Term Notes – 90.5%	Amount	Cost

CONSUMER DISCRETIONARY – 4.3%
Automobiles – 0.4%
DaimlerChrysler N.A. Holding Corp. 5.390%, 01/03/2007	$1,000,000	$999,701

Media – 3.9%
The E.W. Scripps Co.
5.270%, 01/02/2007 (a)	10,000,000	9,998,536

TOTAL CONSUMER DISCRETIONARY		10,998,237

CONSUMER STAPLES – 7.8%
Food Products – 3.9%
Nestle Capital Corp.
5.205%, 01/16/2007 (a)	7,000,000	6,984,819
5.220%, 01/17/2007 (a)	3,000,000	2,993,040

		9,977,859

Household Products – 3.9%
The Procter & Gamble Co.
5.210%, 02/20/2007 (a)	10,000,000	9,927,639

TOTAL CONSUMER STAPLES		19,905,498

ENERGY – 3.9%
Oil, Gas & Consumable Fuels – 3.9%
Chevron Funding Corp.
5.200%, 01/04/2007	5,700,000	5,697,530
5.240%, 01/17/2007	4,300,000	4,289,986

TOTAL ENERGY		9,987,516

FINANCIALS – 50.9%
Capital Markets – 11.1%
Merrill Lynch & Co., Inc.
5.250%, 01/02/2007	4,400,000	4,399,359
5.210%, 02/02/2007	4,300,000	4,280,086
The Goldman Sachs Group, Inc.
5.230%, 01/19/2007	2,400,000	2,393,724
5.210%, 02/12/2007	7,200,000	7,156,236
UBS Finance Delaware LLC
5.255%, 01/05/2007	10,000,000	9,994,161

		28,223,566

Consumer Finance – 12.2%
American Express Credit Corp.
5.240%, 01/08/2007	3,087,000	3,083,855
5.260%, 01/10/2007	7,000,000	6,990,795
American Honda Finance Corp.
5.230%, 01/22/2007	10,000,000	9,969,492
John Deere Capital Corp.
5.300%, 01/18/2007 (a)	1,000,000	997,497
Toyota Credit Corp.
5.260%, 01/18/2007	10,000,000	9,975,161

		31,016,800

Diversified Financial Services – 15.7%
CIT Group Inc.
5.270%, 02/21/2007 (a)	10,000,000	9,925,341
Citigroup Funding Inc.
5.280%, 01/04/2007	10,000,000	9,995,600
General Electric Capital Corp.
5.230%, 01/08/2007	4,800,000	4,795,119
5.240%, 01/11/2007	5,200,000	5,192,431
HSBC Finance Corp.
5.240%, 01/10/2007	10,000,000	9,986,900

		39,895,391

Insurance – 11.9%
AIG Funding Inc.
5.260%, 01/11/2007	5,000,000	4,992,695
5.230%, 01/23/2007	5,000,000	4,984,019
MetLife Funding Inc.
5.280%, 01/02/2007 (a)	3,000,000	2,999,560
5.240%, 01/12/2007 (a)	7,290,000	7,278,317
Prudential Funding LLC
5.220%, 01/19/2007	10,000,000	9,973,900

		30,228,491

TOTAL FINANCIALS		129,364,248

HEALTH CARE – 7.9%
Pharmaceuticals – 7.9%
Abbott Laboratories
5.240%, 01/09/2007 (a)	10,000,000	9,988,355
Johnson & Johnson
5.210%, 01/12/2007 (a)	10,000,000	9,984,081

TOTAL HEALTH CARE		19,972,436

INDUSTRIALS – 3.9%
Commercial Services & Supplies – 3.9%
Cintas Corp. No. 2
5.230%, 01/03/2007 (a)	7,000,000	6,997,966
5.300%, 01/05/2007	3,000,000	2,998,233

TOTAL INDUSTRIALS		9,996,199

INFORMATION TECHNOLOGY – 4.0%
Computers & Peripherals – 4.0%
International Business Machines Corp.
5.170%, 01/02/2007 (a)	10,000,000	9,998,564

TOTAL INFORMATION TECHNOLOGY		9,998,564

MATERIALS – 3.9%
Metals & Mining – 3.9%
Alcoa Inc.
5.370%, 01/04/2007	10,000,000	9,995,525

TOTAL MATERIALS		9,995,525

(continued)

Ohio National Fund, Inc.
Money Market Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Amortized
Short-Term Notes – 90.5%	Amount	Cost

TELECOMMUNICATION SERVICES – 3.9%
Diversified Telecommunication Services – 3.9%
BellSouth Corp.
5.320%, 01/03/2007 (a)	$10,000,000	$9,997,044

TOTAL TELECOMMUNICATION SERVICES		9,997,044

Total Short-Term Notes (Cost $230,215,267)		$230,215,267

	Face	Amortized
Repurchase Agreements – 9.4%	Amount	Cost

U.S. Bank 4.100% 01/02/2007	$24,025,000	$24,025,000

Repurchase price $24,035,945
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $24,505,692
Total Repurchase Agreements (Cost $24,025,000)		$24,025,000

Total Investments (Cost $254,240,267) (b) – 99.9%		$254,240,267
Other Assets in Excess of Liabilities – 0.1%		137,796

Total Net Assets – 100.0%		$254,378,063

Percentages are stated as a percent of net assets.
Footnotes:
(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At year end, the value of these securities amounted to $98,070,759 or 38.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b)	Represents cost for Federal income tax and financial reporting purposes. See also note 2 regarding the use of amortized cost for valuation of the Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at amortized cost	$254,240,267
Cash	883
Receivable for fund shares sold	440,457
Accrued interest receivable	8,209
Prepaid expenses and other assets	383

Total assets	254,690,199

Liabilities:
Payable for fund shares redeemed	154,308
Payable for dividends	68,515
Payable for investment management services	52,085
Payable for compliance services	190
Accrued custody expense	3,062
Accrued professional fees	8,846
Accrued accounting fees	12,973
Accrued printing and filing fees	12,157

Total liabilities	312,136

Net assets	$254,378,063

Net assets consist of:
Par value, $1 per share	$25,437,819
Paid-in capital in excess of par value	228,940,244

Net assets	$254,378,063

Shares outstanding	25,437,819

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$10.00

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$10,235,378

Expenses:
Management fees	557,125
Custodian fees	18,332
Directors’ fees	12,771
Professional fees	16,867
Accounting fees	71,471
Printing and filing fees	22,877
Compliance expense	1,848
Other	1,677

Total expenses	702,968
Less expenses voluntarily reduced or reimbursed by adviser	(49,989)

Net expenses	652,979

Net investment income	9,582,399

Net realized gain (loss) on investments	623

Change in net assets from operations	$9,583,022

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$9,582,399	$4,540,330
Net realized gain on investments	623	—

Change in net assets from operations	9,583,022	4,540,330

Distributions to shareholders:
Distributions from net investment income	(9,582,399)	(4,540,456)
Distributions of net realized capital gains	(623)	—

Total distributions to shareholders	(9,583,022)	(4,540,456)

Capital transactions:
Received from shares sold	233,252,250	141,802,076
Received from dividends reinvested	9,514,506	4,540,456
Paid for shares redeemed	(157,951,404)	(117,751,321)

Change in net assets from capital transactions	84,815,352	28,591,211

Change in net assets	84,815,352	28,591,085
Net Assets:
Beginning of year	169,562,711	140,971,626

End of year	$254,378,063	$169,562,711

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.47	0.27	0.09	0.07	0.14

Distributions:
Distributions from net investment income	(0.47)	(0.27)	(0.09)	(0.07)	(0.14)

Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	4.79%	2.92%	1.01%	0.74%	1.37%
Ratios and supplemental data:
Net assets at end of year (millions)	$254.4	$169.6	$141.0	$129.3	$169.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.32%	0.33%	0.36%	0.41%	0.40%
Net investment income	4.72%	2.92%	1.03%	0.74%	1.38%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.35%	0.37%	0.40%	0.44%	0.45%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	4.44%
Five year	5.92%
Ten year	5.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Bond Portfolio returned 4.44% versus 4.57% for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year (“the Merrill Lynch Index”).

The Bond Portfolio under-performed the Merrill Lynch Index due to differences with the Index regarding industry weightings, duration and certain names held in the Bond Portfolio. Several industry weightings in the Bond Portfolio negatively impacted performance. The Bond Portfolio was over-weighted in energy and gaming issues, which under-performed. The Bond Portfolio was under-weighted in the brokerage industry, and this industry out-performed. The weightings in several industries benefited performance. The Bond Portfolio was over-weighted in autos, REITs, electric utilities, and cable and media, all of which out-performed. The Bond Portfolio was under-weighted in consumer products, independent finance and banking, which under-performed.(1)

The duration of the Bond Portfolio detracted from performance during the first half of the year. At the start of 2006, the duration of the Bond Portfolio was approximately 0.2 years longer than the Index. During the first half of the year, Treasury yields increased some 78 basis points across much of the Treasury curve. By mid-year, the duration of the Bond Portfolio was neutral to the Index.(1)

Several names held in the Bond Portfolio detracted from performance because these companies were the subject of leveraged buyouts (“LBOs”). These names included HCA, Inc., Kinder Morgan Energy Partners L.P., Clear Channel Communications, Inc. and Harrah’s Operating Co. Inc. Other names that performed poorly in 2006 included May Department Stores Co., Telecom Italia Capital and Bunge Ltd. Finance Corp. Securities owned by the Bond Portfolio that performed very well in 2006 included General Motors Acceptance Corp., Ford Motor Credit Co., GTECH Holdings Corp., ArvinMeritor, Inc. and Eastman Kodak Co.(1)

The overall credit quality of the Bond Portfolio benefited performance. The average credit quality of the Bond Portfolio was BBB+ while the average credit quality of the Merrill Lynch Index was mid-A. During 2006, lower quality bonds out-performed higher quality bonds.(1)

During the year, there were two dominant themes in the U.S. fixed income market. First, in addition to Treasury yields increasing, the Treasury yield curve inverted. At the start of 2006, the yield curve was flat, with the 2-year and the 10-year Treasury yields being only 1 basis point apart in yield. By the end of the year, the 2-year Treasury had a yield that was 11 basis points greater than the 10-year Treasury. The yield curve inverted because the Federal Reserve continued raising its Fed Funds rate in the first half of 2006, and the market expected the Federal Reserve’s actions to slow the economy, so yields on shorter maturity Treasuries rose above the yields on longer maturity Treasuries. Since July, the Federal Reserve has maintained the Federal Funds rate at 5.25%, pending the outlook for future inflation.

The second dominant theme in the fixed income market in 2006 was the increase in the number of LBOs. During 2006, twelve Index-eligible investment grade issuers were taken private, with many of these issuers’ securities among the year’s worst performers. As mentioned earlier in this narrative, four of the Bond Portfolio’s poorest performing holdings went through LBOs. In addition to those companies that go through an LBO, the market value of securities of companies that are perceived at-risk of going through an LBO have also under-performed the market. We expect that LBOs will continue to be a negative factor weighing on the corporate bond market in 2007 because private equity firms have plenty of capital available to commit to more LBOs.(1)

We expect the growth rate of the U.S. economy to slow, particularly in the second half of 2007, because of the cumulative impact of the tightening moves on the part of the Federal Reserve. The inflation rate should also fall because of the Fed’s tightening moves and lower oil prices. At some point this year, the Fed will likely begin to cut its Fed Funds rate, allowing the yield curve to return to its normal upward sloping shape. For this reason, the duration of the Bond Portfolio will be shortened. Because credit spreads have been unsustainably tight for two years, we expect credit spreads to widen as the economy slows. Due to widening credit spreads, purchases for the Bond Portfolio will be biased toward higher quality names. Because the prevalence of equity-friendly actions taken by companies is increasing, we will maintain an over-weighting in REITs and electric utilities and increase purchases in banking and finance because it is difficult to significantly increase leverage in these entities. We will sell investments in companies that have a greater likelihood of being acquired through an LBO. We will also trade into securities that offer covenant protection.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

		Merrill Lynch U.S. Corporate Bond
	Bond	Index 1-10 Year

12/31/1996	10,000	10,000
6/30/1997	10,342	10,326
12/31/1997	10,928	10,860
6/30/1998	11,235	11,270
12/31/1998	11,498	11,762
6/30/1999	11,461	11,671
12/31/1999	11,564	11,786
6/30/2000	11,875	12,078
12/31/2000	12,242	12,887
6/30/2001	12,788	13,535
12/31/2001	13,273	14,178
6/30/2002	13,884	14,526
12/31/2002	14,422	15,572
6/30/2003	15,692	16,625
12/31/2003	15,930	16,751
6/30/2004	15,915	16,753
12/31/2004	16,868	17,457
6/30/2005	17,077	17,738
12/31/2005	16,939	17,716
6/30/2006	16,862	17,631
12/31/2006	17,691	18,522

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Monsanto Co. 7.375% 08/15/2012	1.3
2.	TransAlta Corp. 6.750% 07/15/2012	1.2
3.	The Home Depot, Inc. 5.250% 12/16/2013	1.0
4.	Merrill Lynch & Co., Inc. 4.790% 08/04/2010	1.0
5.	MBNA America Bank NA 4.625% 08/03/2009	1.0
6.	Keycorp 4.700% 05/21/2009	1.0
7.	The Goldman Sachs Group, Inc. 4.500% 06/15/2010	1.0
8.	DaimlerChrysler N.A. Holding Corp. 4.050% 06/04/2008	1.0
9.	Lehman Brothers Holdings, Inc. 3.500% 08/07/2008	1.0
10.	The Bear Stearns Companies, Inc. 3.250% 03/25/2009	1.0

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Corporate Bonds (3) (4)	93.3
Asset-Backed Securities (3) (4)	0.3
Foreign Government Bonds (4)	0.9
Short-Term Notes and Other Net Assets	5.5

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	42.4
Consumer Discretionary	13.3
Utilities	11.8
Telecommunication Services	6.5
Industrials	5.9
Energy	5.0
Materials	3.7
Consumer Staples	2.0
Health Care	1.7
Information Technology	1.3

93.6

(4)	Bond Credit Quality: (Standard & Poor’s Ratings)

% of Total Bonds
AAA	0.9
AA	11.0
A	23.4
BBB	57.7
BB	6.3
B	0.4
CCC	0.3

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 93.3%	Amount	Value

CONSUMER DISCRETIONARY – 13.3%
Auto Components – 0.7%
Johnson Controls, Inc.
5.250%, 01/15/2011	$1,250,000	$1,241,259

Automobiles – 1.0%
DaimlerChrysler N.A. Holding Corp.
4.050%, 06/04/2008	1,750,000	1,713,195

Hotels, Restaurants & Leisure – 1.7%
Harrah’s Operating Co. Inc.
5.500%, 07/01/2010	1,000,000	980,917
Mirage Resorts, Inc.
6.750%, 02/01/2008	700,000	707,875
Wyndham Worldwide Corp.
6.000%, 12/01/2016 (a)	1,250,000	1,230,272

		2,919,064

Household Durables – 3.6%
Centex Corp.
5.125%, 10/01/2013	1,000,000	957,837
Lennar Corp.
5.950%, 03/01/2013	1,000,000	1,000,263
Mohawk Industries, Inc.
5.750%, 01/15/2011	1,000,000	1,001,577
Newell Rubbermaid, Inc.
4.625%, 12/15/2009	1,000,000	977,348
Pulte Homes, Inc.
8.125%, 03/01/2011	1,000,000	1,079,909
7.875%, 08/01/2011	1,000,000	1,083,507

		6,100,441

Leisure Equipment & Products – 0.4%
Eastman Kodak Co.
3.625%, 05/15/2008	750,000	726,760

Media – 3.5%
Clear Channel Communications, Inc.
5.750%, 01/15/2013	1,000,000	890,362
Comcast Cable Communications
8.375%, 05/01/2007	500,000	504,667
8.875%, 05/01/2017	250,000	301,606
Cox Communications, Inc.
6.750%, 03/15/2011	1,000,000	1,046,367
Rogers Cable, Inc.
5.500%, 03/15/2014	1,000,000	961,190
Time Warner, Inc.
6.875%, 05/01/2012	1,000,000	1,057,925
Viacom, Inc.
5.750%, 04/30/2011	1,250,000	1,251,821

		6,013,938

Multiline Retail – 0.7%
Federated Retail Holdings, Inc.
5.900%, 12/01/2016	1,250,000	1,250,375

Specialty Retail – 1.7%
Staples, Inc.
7.375%, 10/01/2012	1,000,000	1,081,943
The Home Depot, Inc.
5.250%, 12/16/2013	1,750,000	1,739,486

		2,821,429

TOTAL CONSUMER DISCRETIONARY		22,786,461

CONSUMER STAPLES – 2.0%
Food & Staples Retailing – 0.9%
Safeway, Inc.
5.800%, 08/15/2012	500,000	501,539
The Kroger Co.
6.200%, 06/15/2012	1,000,000	1,026,583

		1,528,122

Food Products – 1.1%
Bunge Ltd. Finance Corp.
5.875%, 05/15/2013	750,000	745,963
Tyson Foods, Inc.
6.600%, 04/01/2016	1,000,000	1,031,823

		1,777,786

TOTAL CONSUMER STAPLES		3,305,908

ENERGY – 5.0%
Oil, Gas & Consumable Fuels – 5.0%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,250,000	1,254,904
Atlantic Richfield Co. BP Amoco
8.550%, 03/01/2012	200,000	229,084
Energy Transfer Partners LP
5.650%, 08/01/2012	1,000,000	996,968
Enterprise Products Operating L.P.
4.625%, 10/15/2009	1,000,000	979,714
Marathon Oil Corp.
6.125%, 03/15/2012	750,000	773,230
Ocean Energy, Inc.
7.250%, 10/01/2011	1,000,000	1,067,975
Pemex Project Funding Master Trust
5.750%, 12/15/2015	1,500,000	1,491,375
Valero Energy Corp.
6.875%, 04/15/2012	750,000	793,859
XTO Energy, Inc.
4.900%, 02/01/2014	1,000,000	954,695

TOTAL ENERGY		8,541,804

FINANCIALS – 42.4%
Capital Markets – 9.3%
Allied Capital Corp.
6.625%, 07/15/2011	1,500,000	1,526,800
Amvescap PLC
4.500%, 12/15/2009	1,500,000	1,463,337
Credit Suisse (USA), Inc.
5.250%, 03/02/2011	1,500,000	1,502,232
Jefferies Group, Inc.
7.750%, 03/15/2012	1,000,000	1,089,603
Lehman Brothers Holdings, Inc.
3.500%, 08/07/2008	1,750,000	1,701,829
Merrill Lynch & Co., Inc.
4.790%, 08/04/2010	1,750,000	1,727,583

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 93.3%	Amount	Value

Capital Markets (continued)
Morgan Stanley
4.750%, 04/01/2014	$1,500,000	$1,436,351
Nuveen Investments, Inc.
5.000%, 09/15/2010	1,000,000	984,591
The Bear Stearns Companies, Inc.
3.250%, 03/25/2009	1,750,000	1,679,755
The Goldman Sachs Group, Inc.
4.500%, 06/15/2010	1,750,000	1,714,141
Waddell & Reed Financial, Inc.
5.600%, 01/15/2011	1,000,000	988,957

		15,815,179

Commercial Banks – 8.7%
BB&T Corp.
5.200%, 12/23/2015	1,500,000	1,476,393
BOI Capital Funding No. 2
5.571%, Perpetual (a) (c)	1,000,000	978,328
Deutsche Bank Capital Funding Trust VII
5.628%, Perpetual (a) (c)	1,500,000	1,476,663
Fifth Third Bank
4.500%, 06/01/2018	1,750,000	1,583,351
Firstar Bank NA
7.125%, 12/01/2009	1,500,000	1,578,294
Keycorp
4.700%, 05/21/2009	1,750,000	1,722,985
PNC Funding Corp.
5.250%, 11/15/2015	1,500,000	1,477,474
SunTrust Bank
5.000%, 09/01/2015	1,500,000	1,457,954
Wachovia Capital Trust III
5.800%, Perpetual (c)	1,500,000	1,513,776
Wells Fargo Bank, NA
6.450%, 02/01/2011	1,500,000	1,567,872

		14,833,090

Consumer Finance – 5.0%
American Express Credit Corp.
5.000%, 12/02/2010	1,500,000	1,491,307
American General Finance Corp.
4.875%, 05/15/2010	1,000,000	989,631
Capital One Bank
5.125%, 02/15/2014	750,000	738,728
Capital One Financial
4.738%, 05/17/2007	500,000	498,600
General Motors Acceptance Corp.
7.250%, 03/02/2011	1,500,000	1,561,293
Household Finance Corp.
6.375%, 11/27/2012	1,500,000	1,581,407
MBNA America Bank NA
4.625%, 08/03/2009	1,750,000	1,727,114

		8,588,080

Diversified Financial Services – 4.3%
CIT Group, Inc.
5.000%, 02/13/2014	1,500,000	1,451,772
Citigroup, Inc.
4.625%, 08/03/2010	1,500,000	1,474,338
General Electric Capital Corp.
4.875%, 10/21/2010	1,500,000	1,485,490
ILFC E-Capital Trust I
5.900%, 12/21/2065 (a) (b)	1,500,000	1,516,858
JPMorgan Chase & Co.
5.150%, 10/01/2015	1,500,000	1,474,526

		7,402,984

Insurance – 3.9%
Assurant, Inc.
5.625%, 02/15/2014	1,250,000	1,248,425
Axis Capital Holdings Ltd.
5.750%, 12/01/2014	1,000,000	995,364
Liberty Mutual Group
5.750%, 03/15/2014 (a)	1,000,000	997,744
Lincoln National Corp.
6.500%, 03/15/2008	1,250,000	1,262,454
Loews Corp.
5.250%, 03/15/2016	750,000	732,054
Marsh & McLennan Cos. Inc.
3.625%, 02/15/2008	1,000,000	978,649
StanCorp Financial Group, Inc.
6.875%, 10/01/2012	500,000	526,834

		6,741,524

Real Estate Investment Trusts – 7.3%
AvalonBay Communities, Inc.
6.625%, 01/15/2008	1,000,000	1,009,894
Camden Property Trust
4.375%, 01/15/2010	1,000,000	974,210
Developers Diversified Realty Corp.
5.375%, 10/15/2012	1,250,000	1,239,524
Equity One Inc.
6.250%, 01/15/2017	1,250,000	1,278,204
Health Care Property Investors, Inc.
4.875%, 09/15/2010	1,000,000	971,540
iStar Financial, Inc.
5.700%, 03/01/2014	1,000,000	992,384
Mack-Cali Realty L.P.
4.600%, 06/15/2013	1,000,000	943,669
Post Apartment Homes L.P.
5.125%, 10/12/2011	750,000	732,025
ProLogis
5.750%, 04/01/2016	1,500,000	1,511,841
Simon Property Group L.P.
4.875%, 08/15/2010	1,250,000	1,233,672
Spieker Properties L.P.
7.250%, 05/01/2009	500,000	524,218
The Rouse Co.
7.200%, 09/15/2012	1,000,000	1,028,020

		12,439,201

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 93.3%	Amount	Value

Real Estate Management & Development – 1.6%
ERP Operating L.P.
4.750%, 06/15/2009	$1,500,000	$1,476,575
Realogy Corp.
6.150%, 10/15/2011 (a)	1,250,000	1,278,636

		2,755,211

Thrifts & Mortgage Finance – 2.3%
Countrywide Home Loans, Inc.
4.125%, 09/15/2009	1,500,000	1,457,694
Radian Group, Inc.
7.750%, 06/01/2011	1,000,000	1,086,764
Washington Mutual, Inc.
4.625%, 04/01/2014	1,500,000	1,406,344

		3,950,802

TOTAL FINANCIALS		72,526,071

HEALTH CARE – 1.7%
Health Care Equipment & Supplies – 0.6%
Hospira, Inc.
4.950%, 06/15/2009	1,000,000	980,856

Health Care Providers & Services – 1.1%
HCA, Inc.
5.750%, 03/15/2014	500,000	416,250
WellPoint, Inc.
4.250%, 12/15/2009	1,500,000	1,459,053

		1,875,303

TOTAL HEALTH CARE		2,856,159

INDUSTRIALS – 5.6%
Aerospace & Defense – 0.3%
Boeing Capital Corp.
5.400%, 11/30/2009	500,000	501,257

Building Products – 0.9%
Owens Corning, Inc.
6.500%, 12/01/2016 (a)	1,500,000	1,526,525

Industrial Conglomerates – 0.9%
Hutchison Whampoa International Ltd.
6.250%, 01/24/2014 (a)	1,500,000	1,558,055

Machinery – 1.5%
Caterpillar Inc.
5.700%, 08/15/2016	1,500,000	1,523,736
Timken Co.
5.750%, 02/15/2010	1,000,000	990,198

		2,513,934

Road & Rail – 2.0%
ERAC USA Finance Co.
6.200%, 11/01/2016 (a)	1,500,000	1,550,184
Ryder System, Inc.
4.625%, 04/01/2010	1,000,000	979,315
Union Pacific Corp.
3.625%, 06/01/2010	1,000,000	944,343

		3,473,842

TOTAL INDUSTRIALS		9,573,613

INFORMATION TECHNOLOGY – 1.3%
Computers & Peripherals – 0.6%
NCR Corp.
7.125%, 06/15/2009	1,000,000	1,026,145

IT Services – 0.7%
Fiserv, Inc.
4.000%, 04/15/2008	1,250,000	1,226,023

TOTAL INFORMATION TECHNOLOGY		2,252,168

MATERIALS – 3.7%
Chemicals – 1.9%
ICI Wilmington, Inc.
4.375%, 12/01/2008	1,000,000	981,630
Monsanto Co.
7.375%, 08/15/2012	2,000,000	2,186,676

		3,168,306

Metals & Mining – 0.6%
Teck Cominco Ltd.
7.000%, 09/15/2012	1,000,000	1,058,715

Paper & Forest Products – 1.2%
International Paper Co.
5.300%, 04/01/2015	1,000,000	965,291
Potlatch Corp.
13.000%, 12/01/2009	1,000,000	1,158,070

		2,123,361

TOTAL MATERIALS		6,350,382

TELECOMMUNICATION SERVICES – 6.5%
Diversified Telecommunication Services – 5.4%
AT&T Corp.
7.300%, 11/15/2011	500,000	541,894
BellSouth Corp.
4.200%, 09/15/2009	750,000	729,560
Citizens Communications Co.
7.625%, 08/15/2008	1,000,000	1,040,000
Embarq Corp.
6.738%, 06/01/2013	1,500,000	1,537,245
France Telecom SA
7.750%, 03/01/2011	1,000,000	1,090,244
Sprint Nextel Corp.
6.000%, 12/01/2016	1,000,000	976,418
Telecom Italia Capital
5.250%, 10/01/2015	1,500,000	1,403,562
Telefonos de Mexico SA de CV
4.750%, 01/27/2010	1,000,000	982,616
Verizon Communications Inc.
5.350%, 02/15/2011	1,000,000	1,002,533

		9,304,072

Wireless Telecommunication Services – 1.1%
America Movil S.A. de C.V.
5.750%, 01/15/2015	1,000,000	991,865
AT&T Wireless Services, Inc.
7.875%, 03/01/2011	750,000	818,803

		1,810,668

TOTAL TELECOMMUNICATION SERVICES		11,114,740

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 93.3%	Amount	Value

UTILITIES – 11.8%
Electric Utilities – 6.0%
Appalachian Power Co.
5.550%, 04/01/2011	$1,500,000	$1,503,279
Commonwealth Edison Co.
5.950%, 08/15/2016	1,500,000	1,519,266
Entergy Mississippi, Inc.
5.920%, 02/01/2016	1,000,000	992,277
IPALCO Enterprises, Inc.
8.625%, 11/14/2011	1,000,000	1,092,500
Metropolitan Edison Co.
4.875%, 04/01/2014	750,000	715,663
Pepco Holdings, Inc.
4.000%, 05/15/2010	750,000	716,326
PSEG Power LLC
5.000%, 04/01/2014	750,000	716,451
Scottish Power plc
4.910%, 03/15/2010	1,000,000	986,324
Tenaska Georgia Partners L.P.
9.500%, 02/01/2030	498,749	620,378
Virginia Electric & Power Co.
5.400%, 01/15/2016	1,500,000	1,482,801

		10,345,265

Gas Utilities – 1.9%
Atmos Energy Corp.
4.000%, 10/15/2009	1,000,000	962,622
CenterPoint Energy Resources Corp.
5.950%, 01/15/2014	500,000	502,750
Duke Capital LLC
5.500%, 03/01/2014	750,000	742,525
Southwest Gas Corp.
7.625%, 05/15/2012	1,000,000	1,077,149

		3,285,046

Independent Power Producers & Energy Traders – 0.4%
Texas Utilities Electric Co.
7.480%, 01/01/2017	694,000	714,203

Multi-Utilities – 3.5%
Avista Corp.
9.750%, 06/01/2008	500,000	526,695
Baltimore Gas & Electric Co.
6.200%, 04/08/2008	1,000,000	1,007,229
Consumers Energy Co.
6.000%, 02/15/2014	1,000,000	1,024,129
Sempra Energy
4.750%, 05/15/2009	1,250,000	1,235,233
TransAlta Corp.
6.750%, 07/15/2012	2,000,000	2,096,120

		5,889,406

TOTAL UTILITIES		20,233,920

Total Corporate Bonds (Cost $158,645,870)		$159,541,226

	Face	Fair
Asset Backed Securities – 0.3%	Amount	Value

INDUSTRIALS – 0.3%
Air Freight & Logistics – 0.3%
FedEx Corp.
Series 1998-1, 7.020%, 01/15/2016	$535,949	$563,821

Total Asset-Backed Securities (Cost $551,131)		$563,821

	Face	Fair
Foreign Government Bonds – 0.9%	Amount	Value

United Mexican States
5.875%, 01/15/2014	$1,500,000	$1,542,750

Total Foreign Government Bonds (Cost $1,505,446)		$1,542,750

	Face	Fair
Short-Term Notes – 4.2%	Amount	Value

AIG Funding Inc.
5.260%, 01/02/2007	$2,223,000	$2,222,677
American Express Credit Corp.
5.270%, 01/02/2007	5,000,000	4,999,269

Total Short-Term Notes (Cost $7,221,946)		$7,221,946

Total Investments – 98.7% (Cost $167,924,393) (d)		$168,869,743
Other Assets in Excess of Liabilities – 1.3%		2,248,453

Total Net Assets – 100.0%		$171,118,196

Percentages are stated as a percent of net assets.
Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At year end, the value of these securities amounted to $12,113,265 or 7.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b)	This security is a fixed-to-floating rate bond. The coupon rate is fixed at 5.900% through 12/21/2010. Thereafter, the rate is a variable rate based on the highest rate among the three month U.S. LIBOR and the 10-year and 30-year Constant Maturity Treasury rates.
(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at year end.
(d)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $167,924,393)	$168,869,743
Cash	522
Receivable for fund shares sold	66,664
Accrued interest receivable	2,378,224
Prepaid expenses and other assets	276

Total assets	171,315,429

Liabilities:
Payable for fund shares redeemed	83,764
Payable for investment management services	81,074
Payable for compliance services	190
Accrued custody expense	1,845
Accrued professional fees	8,846
Accrued accounting fees	12,678
Accrued printing and filing fees	8,836

Total liabilities	197,233

Net assets	$171,118,196

Net assets consist of:
Par value, $1 per share	$15,520,053
Paid-in capital in excess of par value	149,621,292
Accumulated net realized loss on investments	(2,790,867)
Net unrealized appreciation on investments	945,350
Undistributed net investment income	7,822,368

Net assets	$171,118,196

Shares outstanding	15,520,053

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$11.03

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$8,833,546

Expenses:
Management fees	883,278
Custodian fees	11,094
Directors’ fees	9,946
Professional fees	15,457
Accounting fees	73,880
Printing and filing fees	16,834
Compliance expense	1,848
Other	1,335

Total expenses	1,013,672

Net investment income	7,819,874

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(522,752)
Change in unrealized appreciation/depreciation on investments	(182,739)

Net realized/unrealized gain (loss) on investments	(705,491)

Change in net assets from operations	$7,114,383

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,819,874	$6,237,402
Net realized gain (loss) on investments	(522,752)	(771,041)
Change in unrealized appreciation/depreciation on investments	(182,739)	(4,888,151)

Change in net assets from operations	7,114,383	578,210

Distributions to shareholders:
Distributions from net investment income	(6,237,402)	(5,101,659)

Capital transactions:
Received from shares sold	35,854,344	33,010,002
Received from dividends reinvested	6,237,402	5,101,659
Paid for shares redeemed	(10,845,383)	(8,997,657)

Change in net assets from capital transactions	31,246,363	29,114,004

Change in net assets	32,123,344	24,590,555
Net Assets:
Beginning of year	138,994,852	114,404,297

End of year	$171,118,196	$138,994,852

Undistributed net investment income	$7,822,368	$6,239,896

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$10.96	$11.33	$10.70	$10.25	$10.02
Operations:
Net investment income	0.55 (a)	0.56 (a)	0.51	0.61	0.61
Net realized and unrealized gain (loss) on investments	(0.06)	(0.51)	0.12	0.45	0.23

Total from operations	0.49	0.05	0.63	1.06	0.84

Distributions:
Distributions from net investment income	(0.42)	(0.42)	—	(0.61)	(0.61)

Net asset value, end of year	$11.03	$10.96	$11.33	$10.70	$10.25

Total return	4.44%	0.42%	5.89%	10.46%	8.66%
Ratios and supplemental data:
Net assets at end of year (millions)	$171.1	$139.0	$114.4	$90.3	$85.4
Ratios to average net assets:
Expenses	0.65%	0.68%	0.72%	0.77%	0.75%
Net investment income	4.99%	4.97%	5.22%	5.66%	6.34%
Portfolio turnover rate	25%	13%	19%	30%	17%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	13.32%
Five year	5.31%
Ten year	2.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Omni Portfolio returned 13.32% versus 12.29% for the current benchmark, which is composed of 70% S&P 500 Index and 30% Merrill Lynch U.S. Corporate Master Bond Index.

This out-performance of 103 basis points is the result of three factors. First, the equity component of the Portfolio out-performed the S&P 500 Index. Second, the bond component of the Portfolio out-performed the Merrill Lynch U.S. Corporate Master Bond Index. Third, the Portfolio was slightly over-weighted in stocks, and stocks out-performed bonds during the year.(1)

The stock market made solid advances in 2006 despite a mixed economic outlook. Inflation, a weak housing market, and energy cost concerns were prevalent issues throughout most of the year. The Federal Reserve raised its Fed Funds rate several times during the first half of 2006, because the core inflation rate had crept up above the 2% rate that the Federal Reserve was comfortable with. By the fourth quarter, however, inflationary fears began to ease and energy and commodity prices declined. Consumer spending appeared resilient throughout most of the year, and the unemployment rate reached a 5-year low of 4.4% in October.

The equity component of the Portfolio had a return of 16.67% versus 15.79% for the S&P 500. This 88 basis points of out-performance was primarily the result of specific stock selection rather than sector selection. The major contributors to equity performance included Cisco Systems, Inc. up 60%, The Goldman Sachs Group, Inc. up 57%, Fisher Scientific International, Inc. up 40%, Caterpillar, Inc. up 36% and Pfizer, Inc. up 36%. Detractors from performance included JDS Uniphase, Inc. down 47%, Maxim Integrated Products, Inc. down 31%, UnitedHealth Group, Inc. down 22%, Wellpoint, Inc. down 12% and QUALCOMM, Inc. down 11%.(1)

Areas of significant change to the equity portion of the Portfolio were in the Health Care, Information Technology and Materials sectors. The equity component of the Portfolio was over-weighted in Health Care throughout most of the year, but in the past few months this sector has been significantly reduced. Recently, the equity component of the Portfolio has been increasing its exposure to the Information Technology and Materials sectors. The equity component of the Portfolio was under-weighted in Materials throughout the year, but commodity stocks recently became more attractive with compelling valuations and expectations for continued growth in China. The equity component of the Portfolio was market-weighted in the Energy sector throughout most of the year, and now is slightly under-weighted, as is the Financials sector.(1)

The bond component of the Portfolio had a return of 5.09%, exceeding the Merrill Lynch U.S. Corporate Master Bond Index by 71 basis points. The bond component of the Portfolio out-performed the Merrill Lynch Index for three reasons: (1) the duration of the bond component of the Portfolio was shorter than the Merrill Lynch Index during a year when interest rates increased; (2) several bonds performed very well; and (3) the bond component of the Portfolio was over-weighted in several industries that out-performed. Bonds that performed well included EOP Operating L.P., Eastman Kodak Co., General Motors Acceptance Corp., ERAC USA Finance Co., and Rogers Cable, Inc. Bonds that performed poorly included Telecom Italia Capital, Bunge Ltd. Finance Corp., Mellon Funding Corp., XTO Energy, Inc., Valero Energy Corp. and Boardwalk Pipelines LLC. The bond component of the Portfolio was over-weighted versus the Merrill Lynch Index in autos, cable and media, electric utilities and REITs, all of which out-performed during the year. The bond component of the Portfolio was also over-weighted in energy and gaming, two industries which performed the worst.(1)

The economy is still showing signs of a slowdown, because of the cumulative impact of the tightening moves made by the Federal Reserve. Inflation appears under control, and the price of energy and commodities has moderated. We believe the stock market is showing reasonable forward P/ E valuations and we are optimistic going into 2007. The stock component of the Portfolio is properly positioned for this outlook because of the changes in sector weightings that were made toward the end of 2006. The strategy for the bond component of the Portfolio includes maintaining a duration that is short of the bond index because of the flat yield curve, increasing the average credit quality of the bond portfolio given tight credit spreads, and increasing the weightings in industries that are less susceptible to equity-friendly actions, such as banks, finance, REITs and electric utilities.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

		70% S&P 500 Index/30% Merrill
		Lynch U.S. Corporate Master Bond
	Ohio National Omni	Index

12/31/1996	10,000	10,000
06/30/1997	11,084	11,522
12/31/1997	11,815	12,625
06/30/1998	12,739	14,348
12/31/1998	12,350	15,514
06/30/1999	13,092	16,732
12/31/1999	13,752	17,662
06/30/2000	14,165	17,745
12/31/2000	11,710	17,007
06/30/2001	10,653	16,502
12/31/2001	10,180	16,124
06/30/2002	8,597	14,719
12/31/2002	7,862	14,027
06/30/2003	8,705	15,511
12/31/2003	9,921	17,173
06/30/2004	10,042	17,581
12/31/2004	10,627	18,769
06/30/2005	11,108	18,809
12/31/2005	11,635	19,540
06/30/2006	11,899	19,826
12/31/2006	13,185	21,942

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index consists of all Domestic and Yankee High Yield Bonds with a minimum outstanding amount of $100 million and maturing over 1 year.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	73.0
Corporate Bonds (3)	24.5
Foreign Government Bonds	0.4
Repurchase Agreements and Other Net Assets	2.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Microsoft Corp.	1.7
2.	General Electric Co.	1.6
3.	Cisco Systems, Inc.	1.5
4.	International Business Machines Corp.	1.5
5.	Pfizer, Inc.	1.5
6.	Chevron Corp.	1.5
7.	Honeywell International, Inc.	1.5
8.	Wyeth	1.5
9.	The Goldman Sachs Group, Inc.	1.5
10.	JPMorgan Chase & Co.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	25.2
Information Technology	16.4
Health Care	11.4
Consumer Discretionary	9.7
Energy	9.1
Industrials	7.9
Consumer Staples	6.2
Telecommunication Services	4.9
Materials	3.6
Utilities	3.1

97.5

Ohio National Fund, Inc.
Omni Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 73.0%	Shares	Value

CONSUMER DISCRETIONARY – 6.1%
Hotels, Restaurants & Leisure – 0.7%
Las Vegas Sands Corp. (a)	5,200	$465,296

Multiline Retail – 1.1%
J.C. Penney Co. Inc.	9,400	727,184

Specialty Retail – 1.5%
Abercrombie & Fitch Co. Class A	1,000	69,630
Staples, Inc.	35,300	942,510

		1,012,140

Textiles, Apparel & Luxury Goods – 2.8%
Coach, Inc. (a)	11,400	489,744
Liz Claiborne, Inc.	13,400	582,364
Quiksilver, Inc. (a)	49,700	782,775

		1,854,883

TOTAL CONSUMER DISCRETIONARY		4,059,503

CONSUMER STAPLES – 5.5%
Beverages – 4.0%
Constellation Brands, Inc. Class A (a)	32,200	934,444
Molson Coors Brewing Co. Class B	11,000	840,840
PepsiCo, Inc.	14,600	913,230

		2,688,514

Household Products – 1.5%
The Procter & Gamble Co.	15,200	976,904

TOTAL CONSUMER STAPLES		3,665,418

ENERGY – 7.7%
Oil, Gas & Consumable Fuels – 7.7%
Apache Corp.	11,100	738,261
Cameco Corp.	23,600	954,620
Chevron Corp.	13,700	1,007,361
Hess Corp.	16,800	832,776
Marathon Oil Corp.	7,200	666,000
Murphy Oil Corp.	19,200	976,320

TOTAL ENERGY		5,175,338

FINANCIALS – 14.3%
Capital Markets – 4.5%
Franklin Resources, Inc.	2,800	308,476
Merrill Lynch & Co., Inc.	10,500	977,550
Morgan Stanley	8,900	724,727
The Goldman Sachs Group, Inc.	5,000	996,750

		3,007,503

Commercial Banks – 1.2%
Wachovia Corp.	14,300	814,385

Consumer Finance – 0.6%
Capital One Financial Corp.	5,200	399,464

Diversified Financial Services – 4.2%
Bank of America Corp.	17,600	939,664
Citigroup, Inc.	16,000	891,200
JPMorgan Chase & Co.	20,600	994,980

		2,825,844

Insurance – 2.9%
American International Group, Inc.	13,800	988,908
The Hartford Financial Services Group, Inc.	10,100	942,431

		1,931,339

Thrifts & Mortgage Finance – 0.9%
Countrywide Financial Corp.	15,200	645,240

TOTAL FINANCIALS		9,623,775

HEALTH CARE – 10.6%
Biotechnology – 1.9%
Human Genome Sciences, Inc. (a)	46,600	579,704
PDL BioPharma, Inc. (a)	33,300	670,662

		1,250,366

Health Care Equipment & Supplies – 0.9%
Medtronic, Inc.	11,000	588,610

Health Care Providers & Services – 1.2%
Community Health Systems, Inc. (a)	21,800	796,136

Life Sciences Tools & Services – 3.6%
Invitrogen Corp. (a)	12,200	690,398
PerkinElmer, Inc.	34,200	760,266
Thermo Fisher Scientific, Inc. (a)	21,800	987,322

		2,437,986

Pharmaceuticals – 3.0%
Pfizer, Inc.	38,900	1,007,510
Wyeth	19,600	998,032

		2,005,542

TOTAL HEALTH CARE		7,078,640

INDUSTRIALS – 6.5%
Aerospace & Defense – 4.2%
Honeywell International, Inc.	22,100	999,804
L-3 Communications Holdings, Inc.	11,300	924,114
United Technologies Corp.	15,000	937,800

		2,861,718

Industrial Conglomerates – 2.3%
General Electric Co.	29,700	1,105,137
Textron, Inc.	4,500	421,965

		1,527,102

TOTAL INDUSTRIALS		4,388,820

INFORMATION TECHNOLOGY – 16.4%
Communications Equipment – 4.3%
Alcatel-Lucent – ADR	54,000	767,880
Cisco Systems, Inc. (a)	37,400	1,022,142
JDS Uniphase Corp. (a)	43,400	723,044
QUALCOMM, Inc.	9,900	374,121

		2,887,187

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 73.0%	Shares	Value

Computers & Peripherals – 5.4%
Apple Computer, Inc. (a)	8,400	$712,656
Dell, Inc. (a)	28,000	702,520
EMC Corp. (a)	39,000	514,800
Hewlett-Packard Co.	16,500	679,635
International Business Machines Corp.	10,400	1,010,360

		3,619,971

Internet Software & Services – 2.4%
Google, Inc. Class A (a)	1,970	907,145
Yahoo!, Inc. (a)	27,300	697,242

		1,604,387

IT Services – 1.3%
Hewitt Associates, Inc. Class A (a)	34,000	875,500

Semiconductor & Semiconductor Equipment – 0.3%
Maxim Integrated Products, Inc.	7,100	217,402

Software – 2.7%
Adobe Systems, Inc. (a)	15,500	637,360
Microsoft Corp.	38,200	1,140,652

		1,778,012

TOTAL INFORMATION TECHNOLOGY		10,982,459

MATERIALS – 3.2%
Chemicals – 0.9%
Celanese Corp. Class A	22,000	569,360

Metals & Mining – 2.3%
Carpenter Technology Corp.	7,000	717,640
Rio Tinto PLC – ADR	4,000	849,960

		1,567,600

TOTAL MATERIALS		2,136,960

TELECOMMUNICATION SERVICES – 2.7%
Diversified Telecommunication Services – 2.7%
AT&T Inc.	27,000	965,250
Verizon Communications, Inc.	23,100	860,244

TOTAL TELECOMMUNICATION SERVICES		1,825,494

Total Common Stocks (Cost $45,043,921)		$48,936,407

	Face	Fair
Corporate Bonds – 24.5%	Amount	Value

CONSUMER DISCRETIONARY – 3.6%
Automobiles – 0.4%
DaimlerChrysler N.A. Holding Corp. 6.500%, 11/15/2013	$250,000	$257,030

Hotels, Restaurants & Leisure – 0.4%
Harrah’s Operating Co. Inc. 5.500%, 07/01/2010	250,000	245,229

Household Durables – 0.7%
Centex Corp. 5.125%, 10/01/2013	250,000	239,459
Newell Rubbermaid, Inc. 4.625%, 12/15/2009	250,000	244,337

		483,796

Leisure Equipment & Products – 0.4%
Eastman Kodak Co. 3.625%, 05/15/2008	250,000	242,253

Media – 1.5%
Clear Channel Communications 4.250%, 05/15/2009	250,000	242,263
Cox Communications, Inc. 6.750%, 03/15/2011	250,000	261,592
Rogers Cable, Inc. 5.500%, 03/15/2014	250,000	240,298
The Walt Disney Co. 6.200%, 06/20/2014	250,000	262,096

		1,006,249

Multiline Retail – 0.2%
Federated Retail Holdings, Inc. 5.900%, 12/01/2016	150,000	150,045

TOTAL CONSUMER DISCRETIONARY		2,384,602

CONSUMER STAPLES – 0.7%
Food & Staples Retailing – 0.4%
Safeway, Inc. 5.800%, 08/15/2012	250,000	250,770

Food Products – 0.3%
Bunge Ltd. Finance Corp. 5.875%, 05/15/2013	250,000	248,654

TOTAL CONSUMER STAPLES		499,424

ENERGY – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
Boardwalk Pipelines LLC 5.500%, 02/01/2017	250,000	241,278
Enterprise Products Operating L.P. 4.625%, 10/15/2009	250,000	244,928
Valero Energy Corp. 4.750%, 06/15/2013	250,000	237,382
XTO Energy, Inc. 4.900%, 02/01/2014	250,000	238,674

TOTAL ENERGY		962,262

FINANCIALS – 10.9%
Capital Markets – 2.4%
Amvescap PLC 4.500%, 12/15/2009	250,000	243,889
Lehman Brothers Holdings, Inc. 5.750%, 05/17/2013	250,000	254,281
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	249,762
Merrill Lynch & Co, Inc. 6.050%, 05/16/2016	150,000	155,533

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 24.5%	Amount	Value

Capital Markets (continued)
Morgan Stanley 4.750%, 04/01/2014	$250,000	$239,392
Nuveen Investments, Inc. 5.500%, 09/15/2015	250,000	245,161
The Goldman Sachs Group, Inc. 5.150%, 01/15/2014	250,000	246,635

		1,634,653

Commercial Banks – 1.8%
BB&T Corp. 5.200%, 12/23/2015	150,000	147,639
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	250,000	246,111
Key Bank NA 5.700%, 11/01/2017	150,000	150,960
PNC Funding Corp. 5.250%, 11/15/2015	150,000	147,747
RBS Capital Trust III 5.512%, Perpetual (c)	250,000	247,484
Wachovia Capital Trust III 5.800%, Perpetual (c)	250,000	252,296

		1,192,237

Consumer Finance – 1.0%
American General Finance Corp. 5.400%, 12/01/2015	150,000	148,751
Capital One Bank 5.125%, 02/15/2014	250,000	246,242
Household Finance Corp. 6.375%, 11/27/2012	250,000	263,568

		658,561

Diversified Financial Services – 1.5%
Bank of America Corp. 5.750%, 08/15/2016	150,000	153,376
CIT Group, Inc. 5.000%, 02/13/2014	250,000	241,962
Citigroup, Inc. 5.850%, 08/02/2016	150,000	155,393
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	244,758
JPMorgan Chase & Co. 5.150%, 10/01/2015	250,000	245,754

		1,041,243

Insurance – 1.1%
Assurant, Inc. 5.625%, 02/15/2014	250,000	249,685
Liberty Mutual Group 5.750%, 03/15/2014 (b)	250,000	249,436
MetLife, Inc. 5.375%, 12/15/2012	250,000	250,865

		749,986

Real Estate Investment Trusts – 1.9%
Duke Realty L.P. 4.625%, 05/15/2013	250,000	238,561
EOP Operating, L.P. 5.875%, 01/15/2013	250,000	262,357
iStar Financial, Inc. 6.000%, 12/15/2010	250,000	253,356
Post Apartment Homes L.P. 5.125%, 10/12/2011	250,000	244,008
Simon Property Group L.P. 4.875%, 08/15/2010	250,000	246,734

		1,245,016

Thrifts & Mortgage Finance – 1.2%
Countrywide Financial Corp. 6.250%, 05/15/2016	150,000	153,154
Radian Group, Inc. 5.375%, 06/15/2015	250,000	240,166
Residential Capital Corp. 6.875%, 06/30/2015	150,000	155,752
Washington Mutual, Inc. 4.625%, 04/01/2014	250,000	234,391

		783,463

TOTAL FINANCIALS		7,305,159

HEALTH CARE – 0.8%
Health Care Providers & Services – 0.4%
Wellpoint, Inc. 5.250%, 01/15/2016	250,000	245,506

Pharmaceuticals – 0.4%
Wyeth 6.950%, 03/15/2011	250,000	265,750

TOTAL HEALTH CARE		511,256

INDUSTRIALS – 1.4%
Building Products – 0.2%
Owens Corning, Inc. 6.500%, 12/01/2016 (b)	150,000	152,652

Industrial Conglomerates – 0.4%
Hutchison Whampoa International Ltd. 6.250%, 01/24/2014 (b)	250,000	259,676

Road & Rail – 0.8%
CSX Corp. 5.300%, 02/15/2014	250,000	247,126
ERAC USA Finance Co. 6.200%, 11/01/2016 (b)	250,000	258,364

		505,490

TOTAL INDUSTRIALS		917,818

MATERIALS – 0.4%
Paper & Forest Products – 0.4%
International Paper Co. 5.300%, 04/01/2015	250,000	241,323

TOTAL MATERIALS		241,323

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 24.5%	Amount	Value

TELECOMMUNICATION SERVICES – 2.2%
Diversified Telecommunication Services – 1.9%
AT&T Corp. 7.300%, 11/15/2011	$250,000	$270,947
Embarq Corp. 6.738%, 06/01/2013	250,000	256,208
Telecom Italia Capital 5.250%, 10/01/2015	250,000	233,927
Telefonos de Mexico S.A. de CV 5.500%, 01/27/2015	250,000	244,616
Verizon Florida, Inc. 6.125%, 01/15/2013	250,000	255,568

		1,261,266

Wireless Telecommunication Services – 0.3%
America Movil S.A. de C.V. 5.750%, 01/15/2015	250,000	247,966

TOTAL TELECOMMUNICATION SERVICES		1,509,232

UTILITIES – 3.1%
Electric Utilities – 2.0%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	151,927
Pepco Holdings, Inc. 4.000%, 05/15/2010	250,000	238,775
PSEG Power LLC 5.000%, 04/01/2014	250,000	238,817
Scottish Power PLC 4.910%, 03/15/2010	250,000	246,581
Southern Power Co. 4.875%, 07/15/2015	250,000	237,302
Virginia Electric and Power Co. 4.750%, 03/01/2013	250,000	240,392

		1,353,794

Gas Utilities – 0.4%
Duke Capital LLC 5.500%, 03/01/2014	250,000	247,508

Multi-Utilities – 0.7%
Consumers Energy Co. 6.000%, 02/15/2014	250,000	256,032
Sempra Energy 4.750%, 05/15/2009	250,000	247,047

		503,079

TOTAL UTILITIES		2,104,381

Total Corporate Bonds (Cost $16,601,459)		$16,435,457

	Face	Fair
Foreign Government Bonds – 0.4%	Amount	Value

United Mexican States 5.875%, 01/15/2014	$250,000	$257,125

Total Foreign Government Bonds (Cost $249,375)		$257,125

	Face	Fair
Repurchase Agreements – 1.5%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$1,015,000	$1,015,000

Repurchase price $1,015,462
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $1,035,308
Total Repurchase Agreements (Cost $1,015,000)		$1,015,000

Total Investments (Cost $62,909,755) (d) – 99.4%		$66,643,989
Other Assets in Excess of Liabilities – 0.6%		434,289

Total Net Assets – 100.0%		$67,078,278

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At year end, the value of these securities amounted to $1,166,239 or 1.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2006.
(d)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $62,909,755)	$66,643,989
Cash	891
Receivable for securities sold	149,245
Receivable for fund shares sold	71,256
Dividends and accrued interest receivable	266,556
Prepaid expenses and other assets	884

Total assets	67,132,821

Liabilities:
Payable for fund shares redeemed	42
Payable for investment management services	34,302
Payable for compliance services	190
Accrued custody expense	1,605
Accrued professional fees	8,846
Accrued accounting fees	6,079
Accrued printing and filing fees	3,479

Total liabilities	54,543

Net assets	$67,078,278

Net assets consist of:
Par value, $1 per share	$4,247,875
Paid-in capital in excess of par value	61,136,854
Accumulated net realized loss on investments	(2,324,615)
Net unrealized appreciation on investments	3,734,234
Undistributed net investment income	283,930

Net assets	$67,078,278

Shares outstanding	4,247,875

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$15.79

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$910,109
Dividends (net of withholding tax of $464)	681,482

Total investment income	1,591,591

Expenses:
Management fees	397,247
Custodian fees	9,634
Directors’ fees	4,178
Professional fees	12,849
Accounting fees	36,465
Printing and filing fees	5,572
Compliance expense	1,848
Other	1,913

Total expenses	469,706

Net investment income	1,121,885

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	4,986,433
Change in unrealized appreciation/depreciation on investments	2,135,108

Net realized/unrealized gain (loss) on investments	7,121,541

Change in net assets from operations	$8,243,426

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,121,885	$1,129,256
Net realized gain (loss) on investments	4,986,433	6,433,153
Change in unrealized appreciation/depreciation on investments	2,135,108	(1,381,458)

Change in net assets from operations	8,243,426	6,180,951

Distributions to shareholders:
Distributions from net investment income	(837,955)	(827,591)

Capital transactions:
Received from shares sold	4,418,279	3,318,366
Received from dividends reinvested	837,955	827,591
Paid for shares redeemed	(11,817,923)	(14,689,684)

Change in net assets from capital transactions	(6,561,689)	(10,543,727)

Change in net assets	843,782	(5,190,367)
Net Assets:
Beginning of year	66,234,496	71,424,863

End of year	$67,078,278	$66,234,496

Undistributed net investment income	$283,930	$301,665

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$14.11	$13.05	$12.35	$9.96	$13.16
Operations:
Net investment income	0.27	0.25	0.24	0.20	0.22
Net realized and unrealized gain (loss) on investments	1.61	0.99	0.64	2.39	(3.20)

Total from operations	1.88	1.24	0.88	2.59	(2.98)

Distributions:
Distributions from net investment income	(0.20)	(0.18)	(0.18)	(0.20)	(0.22)

Net asset value, end of year	$15.79	$14.11	$13.05	$12.35	$9.96

Total return	13.32%	9.49%	7.11%	26.19%	(22.77)%
Ratios and supplemental data:
Net assets at end of year (millions)	$67.1	$66.2	$71.4	$66.4	$59.0
Ratios to average net assets:
Expenses	0.71%	0.71%	0.71%	0.71%	0.77%
Net investment income	1.69%	1.66%	1.97%	1.80%	1.88%
Portfolio turnover rate	178%	180%	240%	177%	148%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of December 31, 2006

Average Annual Total Returns:
One year	19.23%
Five year	9.17%
Ten year	4.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the International Portfolio returned 19.23% versus 22.33% for the current benchmark, the MSCI EAFE Growth Index (Net).

Internationally, (as measured by the MSCI EAFE Growth Index), equity markets surprised investors to the upside in 2006, with double digit U.S. dollar returns in most markets, and an overall return of 22.33%. Of the major markets, only Japan disappointed, with a U.S. dollar return of (0.85%), as per the MSCI Japan Growth Index.

The positive equity market results were driven by a number of factors. First, economic activity in Europe surprised to the upside, boosting earnings growth estimates for many companies. Second, inflation data in the U.S. and globally remained well behaved, increasing speculation about upcoming interest rate cuts by the U.S. Federal Reserve Bank, following its decision to “pause” in its rate hiking regime in mid-summer. Third, economic news out of the U.S. continued to support the mid-cycle slowdown forecast, fueling Fed rate cut speculation. Fourth, global liquidity conditions remained very high, and much of that liquidity continued to pour into financial assets, driving up their prices. Fifth, the Euro appreciated 11.4% against the dollar, boosting returns to dollar based investors.

By sector, Materials were helped by investors’ more optimistic outlook for the global economy in 2007, while Telecommunication Services and Utilities were buoyed by consolidation/ acquisition rumors and a flood of liquidity looking for homes in higher yielding sectors of the market. Consumer Staples benefited from volume growth and their ability to raise prices. Health Care was hit primarily by investor concerns about the impact of the Democrats’ sweep of the House and Senate elections in the U.S. in November. Information Technology under-performed as investors worried that technology spending would disappoint in 2007.

The major themes within the Portfolio included an over-weight versus the benchmark in Japan relative to Europe, an over-weight in Energy stocks, but more importantly an emphasis on stocks with higher organic revenue growth rather than simply beneficiaries of a higher oil price, and an over-weight in large-cap European pharmaceutical stocks with solid product pipelines. Within Japan, we focused on companies with strong competitive positions in the technology field as well as domestically oriented names. All of these themes paid dividends for us in terms of performance relative to benchmark, with the exception of the first, as European markets significantly out-performed Japan.(1)

Key driver’s of the Portfolio’s 19.23% performance were a number of significant stock positions which rose more than 30%, including Diageo plc up 40%, a global spirits producer, Shire Pharmaceutical Group plc up 63%, a UK pharmaceutical company, Advantest Corp. up 30%, a Japanese semiconductor equipment manufacturer, Allianz SE up 37%, a German insurance company, and Banco Santander Central Hispano, SA up 46%, a Spanish bank.(1)

Relative to the MSCI EAFE Growth Index, the Portfolio’s performance lagged. The key drivers here were strong stock selection, particularly in Japan, offset by the Portfolio’s under-weight in European equities and the European currency, both of which led the Index in 2006.(1)

Stock selection in Japan was helped by key picks Advantest Corp. up 30%, Terumo Corp. up 36%, Takeda Pharmaceutical Co. Ltd. up 23%, Skylark Co. Ltd. up 36%, and Nikon Corp. up 33%. Advantest Corp. benefited when orders for its leading semiconductor test equipment were surprisingly strong. Terumo Corp. benefited from continued growth of its market leading medical equipment, particularly in Japan where the market for this equipment is growing. Takeda Pharmaceutical Co. Ltd. rose as investors better appreciated the value of its longer term drug pipeline. Skylark Co. Ltd. appreciated as its domestic restaurant business began to improve, and then was the subject of a management-led stock buyout. Nikon Corp. benefited from strength in both its high end SLR digital camera division as well as its improving competitive position in semiconductor equipment.(1)

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Other stocks which helped performance included: Tenaris SA, an Argentinean supplier of seamless pipe to the oil and gas industry, which soared on higher than expected demand and pricing for its pipes; Petroleo Brasileiro, Brazil’s largest oil/gas company, which climbed on better than expected production growth; and Fomento Economico Mexicano SA de C.V., a Mexican beer and soft drink producer soared on better than expected Latin American consumption trends.(1)

The Portfolio’s under-weight in Europe and the Euro was the primary driver of weak relative results versus the Portfolio’s benchmark. Overall, most European markets rose over 15% in local terms, and added another 11% in currency (Euro) appreciation. European equities were positively impacted by positive news on the mergers and acquisitions front, high levels of global liquidity, and better than anticipated economic and corporate earnings growth. The Euro benefited primarily from growing concerns of foreign central banks about the outlook for the U.S. dollar given the substantial U.S. current account and fiscal deficits.(1)

Individual stocks contributing to the Portfolio’s under-performance in Europe and Japan included several high-performing stocks that were components of the benchmark index but not the Portfolio: RWE AG, a German utility, gained strongly on industry consolidation speculation; Schering AG, a German pharmaceutical company, gained on the back of being acquired by Bayer AG; Sanpaoli Imi SpA and Banca Intesa SpA climbed more than 50% on Italian consolidation expectations; and Telefonica SA, which climbed on better than expected cellular growth and profitability. In Japan, Mitsubishi UFJ Financial Group, Inc. and Mizuho Financial Group, Inc. fell more than 8%, which stemmed from slower than expected net interest margin recovery. Mitsubishi Corp., a trading company that was sold during the reporting period, fell on price weakness in certain commodities. Aisin Seiki Co., an auto components supplier, fell on escalating raw material costs. Sundrug Co., Ltd., operates a drug store chain, fell on lower than expected sales and new store completions.(1)

For all of 2007, we are forecasting better than consensus returns for the stock market, in the 12% range. The forecasts presumes the U.S. economy will remain in slow growth mode in the first half of 2007, then resume faster growth later in the year as the Fed begins to cut back interest rates. In this environment, we expect the bond market to be relatively well-behaved, and support an expansion in the U.S. equity market multiple above 17x, which would be more in line with historical averages for similar low inflation environments. Outside the U.S., we expect Europe and Japan to perform better. The latter market should play catch up in 2007 as investors re-allocate money back into it, given its relatively low valuations and better than expected growth prospects. We also anticipate a continued decline in the U.S. dollar, as the twin deficits continue to worsen and foreign investors continue to look to diversify their foreign currency holdings. We think much of this dollar weakness will finally come at the hands of the yen, not the Euro, in 2007.

Despite our optimism for the full year, we are somewhat cautious about the near term. Investors in general have entered the year relatively optimistic, normally a sign that near term caution is due. In addition, disappointments could be forthcoming with fourth quarter earnings due to the deceleration in the U.S. economy, as well as the continued weakness in the U.S. housing market. However, if we do see a significant market pullback in Q1, we would view it as a major buying opportunity.

The Portfolio is over-weighted in Japan stocks by nearly 271 basis points, as we think both its stock market and currency will out-perform as growth surprises investors on the upside. In Europe, we are under-weighted by almost 14.46%, which is funding the 5.4% in emerging markets and the 11.4% in North America. The North American positions are primarily Canadian energy and gold stocks. On a major pullback in emerging markets, the Portfolio will increase its weighting to this asset class, where economic growth and income levels are still growing fast.(1)

By sector, the Portfolio is over-weighted in Energy by 6.45%. We believe investor sentiment on Energy stocks is overly bearish, given the severe pullback that we have seen in the price of crude oil. Financials are the next largest over-weight at 4.2%. Japanese Financials, which under-performed in 2006, should benefit from higher local interest rates and are the bulk of the over-weight. The Portfolio’s under-weights are in Telecommunication Services and Utilities, both or which were top performers in 2006 and no longer look attractively valued, despite consolidation rumors. The Portfolio is also relatively under-weighted in Industrials which had a strong fourth quarter on the back of the increased probability of an economic soft landing.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	International Portfolio	MSCI EAFE Growth Index (Net)

12/31/1996	10,000	10,000
06/30/1997	11,174	11,077
12/31/1997	10,211	10,211
06/30/1998	11,175	11,727
12/31/1998	10,607	12,478
06/30/1999	10,495	12,346
12/31/1999	17,756	16,154
06/30/2000	16,909	14,873
12/31/2000	13,815	12,194
06/30/2001	11,455	9,921
12/31/2001	9,730	9,197
06/30/2002	9,194	8,982
12/31/2002	7,722	7,723
06/30/2003	8,307	8,262
12/31/2003	10,238	10,193
06/30/2004	10,485	10,446
12/31/2004	11,566	11,837
06/30/2005	11,025	11,633
12/31/2005	12,653	13,408
06/30/2006	13,793	14,654
12/31/2006	15,085	16,402

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index (Net) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The Index presented herein includes the effect of minimum reinvestment of dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	93.5
Exchange Traded Funds (3)	2.8
Repurchase Agreements and Other Net Assets	3.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	GlaxoSmithKline plc	4.0
2.	Novartis AG – Reg. shares	3.4
3.	Mitsubishi UFJ Financial Group, Inc.	3.2
4.	iShares MSCI Japan Index Fund	2.8
5.	Transocean Sedco Forex, Inc.	2.4
6.	Roche Holding AG – Genusschein	2.3
7.	Siemens AG	2.3
8.	Talisman Energy, Inc.	2.2
9.	Credit Suisse Group	2.2
10.	Technip SA	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
Japan	24.5
United Kingdom	17.7
Switzerland	11.4
France	11.2
Germany	6.9
Canada	6.1
Netherlands	4.4
United States of America	3.6
South Korea	1.9
Spain	1.8

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 93.5%	Shares	Value

Japan – 21.7%
Advantest Corp. (b) (7)	121,000	$6,936,631
East Japan Railway Co. (b) (6)	404	2,693,004
JSR Corp. (b) (8)	165,000	4,271,997
Mitsubishi Estate Co. Ltd. (b) (4)	131,000	3,384,957
Mitsubishi UFJ Financial Group, Inc. (b) (4)	846	10,495,304
Mizuho Financial Group, Inc. (b) (4)	932	6,647,925
Nidec Corp. (b) (7)	34,500	2,670,109
Nissan Motor Co. Ltd. (b) (1)	384,100	4,634,821
Nitori Co. (b) (1)	71,450	3,092,285
Nomura Holdings, Inc. (b) (4)	280,700	5,295,336
SMC Corp. (b) (6)	35,500	5,024,112
Sumitomo Electric Industries (b) (6)	237,400	3,697,218
Sundrug Co., Ltd. (b) (2)	162,900	3,605,994
Tokuyama Corp. (b) (8)	319,000	4,836,424
Tokyo Seimitsu Co. Ltd. (b) (7)	106,700	5,030,379

		72,316,496

United Kingdom – 17.7%
ARM Holdings plc (b) (7)	2,302,400	5,646,784
BP plc (b) (3)	475,593	5,303,431
Britvic plc (b) (2)	779,253	4,468,082
Diageo plc (b) (2)	306,682	6,025,644
Game Group plc (b) (1)	882,395	1,960,974
GlaxoSmithKline plc (b) (5)	506,900	13,342,148
Rio Tinto plc (b) (8)	117,100	6,205,914
Royal Bank of Scotland plc, Edinburgh (b) (4)	62,198	2,420,657
Shire plc (b) (5)	203,600	4,200,932
Smiths Industries, Ltd. (b) (6)	196,581	3,809,520
WPP Group plc (b) (1)	403,769	5,449,018

		58,833,104

Switzerland – 11.4%
Adecco SA (b) (6)	75,600	5,152,629
Credit Suisse Group (b) (4)	102,900	7,173,978
Nestle SA (b) (2)	18,148	6,437,226
Novartis AG – Reg. Shares (b) (5)	198,350	11,394,463
Roche Holding AG – Genusschein (b) (5)	43,063	7,704,555

		37,862,851

France – 11.2%
Accor SA (b) (1)	61,200	4,732,349
AXA (b) (4)	107,050	4,315,350
BNP Paribas SA (b) (4)	29,097	3,165,424
Carrefour SA (b) (2)	72,900	4,412,253
NEUF Cegetel (a) (b) (9)	90,716	3,221,266
Schneider Electric SA (b) (6)	37,700	4,172,338
Technip SA (b) (3)	101,900	6,989,576
Vivendi SA (b) (1)	159,875	6,235,836

		37,244,392

Germany – 6.9%
Allianz SE (b) (4)	32,490	6,610,237
Commerzbank AG, Frankfurt (b) (4)	90,300	3,402,790
SAP AG (b) (7)	97,980	5,206,460
Siemens AG (b) (6)	77,900	7,691,940

		22,911,427

Canada – 6.1%
EnCana Corp. (b) (3)	122,500	5,636,796
Goldcorp, Inc. Class A (8)	67,262	1,912,931
Kinross Gold Corp. (a) (b) (8)	461,900	5,473,960
Talisman Energy, Inc. (b) (3)	435,600	7,396,030

		20,419,717

Netherlands – 4.4%
ING Groep NV (b) (4)	108,850	4,809,903
Koninklijke (Royal) Philips Electronics NV (b) (1)	145,334	5,465,032
Koninklijke Numico NV (b) (2)	84,352	4,529,733

		14,804,668

United States of America – 3.6%
NTL, Inc. (1)	157,450	3,974,038
Transocean Sedco Forex, Inc. (a) (3)	100,200	8,105,178

		12,079,216

South Korea – 1.9%
Samsung Electronics Co. (b) (7)	9,807	6,433,476

Spain – 1.8%
Banco Santander Central Hispano, SA (b) (4)	315,900	5,882,420

Bermuda – 1.6%
Central European Media Enterprises Ltd., Class A (a) (1)	75,000	5,250,000

Brazil – 1.3%
Companhia Vale Do Rio Doce – ADR (8)	166,600	4,373,250

Italy – 1.0%
Davide Campari – Milano SpA (b) (2)	344,775	3,412,853

Russia – 1.0%
OAO TMK – GDR (a) (c) (6)	95,300	3,335,500

China – 0.6%
Industrial & Commercial Bank of China (a) (b) (4)	3,434,000	2,132,371

Mexico – 0.5%
Cemex SA de C.V. – ADR (8)	49,800	1,687,224

Denmark – 0.5%
Vestas Wind Systems A/ S (a) (b) (6)	39,600	1,666,552

Sweden – 0.3%
Hennes & Mauritz AB, Class B (b) (1)	17,000	857,398

Total Common Stocks (Cost $271,036,304)		$311,502,915

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Exchange Traded Funds – 2.8%	Shares	Value

Japan – 2.8%
iShares MSCI Japan Index Fund	649,500	$9,229,395

Total Exchange Traded Funds (Cost $8,662,515)		$9,229,395

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

State Street Bank 2.050%, 01/02/2007	$10,649,000	$10,649,000

Repurchase price $10,651,426
Collateralized by:
Federal Home Loan Bank 4.375%, 09/17/2010 Fair Value: $10,862,282
Total Repurchase Agreements (Cost $10,649,000)		$10,649,000

Total Investments (Cost $290,347,819) (d) – 99.5%		$331,381,310
Other Assets in Excess of Liabilities – 0.5%		1,576,957

Total Net Assets – 100.0%		$332,958,267

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
GDR: Global Depository Receipts
Footnotes:
(a)	Non-income producing security.
(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $282,864,794 or 85.0% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.
(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At the year end, the value of this security amounted to $3,335,500 or 1.0% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.
(d)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

(1)	Consumer Discretionary	12.5%
(2)	Consumer Staples	9.9%
(3)	Energy	10.0%
(4)	Financials	19.7%
(5)	Health Care	11.0%
(6)	Industrials	11.2%
(7)	Information Technology	9.6%
(8)	Materials	8.6%
(9)	Telecommunication Services	1.0%

		93.5%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $290,347,819)	$331,381,310
Cash	353
Foreign currency (Cost $23,814)	23,814
Unrealized appreciation on forward currency contract	433,218
Receivable for securities sold	3,747,485
Receivable for fund shares sold	532,700
Dividends and accrued interest receivable	356,848
Prepaid expenses and other assets	3,912

Total assets	336,479,640

Liabilities:
Payable for securities purchased	3,159,166
Payable for fund shares redeemed	67,970
Payable for investment management services	215,241
Payable for compliance services	171
Accrued accounting and custody fees	54,298
Accrued professional fees	8,846
Accrued printing and filing fees	15,681

Total liabilities	3,521,373

Net assets	$332,958,267

Net assets consist of:
Par value, $1 per share	$25,985,241
Paid-in capital in excess of par value	265,759,840
Accumulated net realized loss on investments	(1,024,268)
Net unrealized appreciation/depreciation on:
Investments	41,033,491
Forward currency contract	433,218
Other foreign currency related transactions	18,727
Undistributed net investment income	752,018

Net assets	$332,958,267

Shares outstanding	25,985,241

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$12.81

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$179,208
Dividends (net of $529,628 foreign taxes withheld)	4,141,242

Total investment income	4,320,450

Expenses:
Management fees	2,123,030
Custodian fees	391,980
Directors’ fees	17,129
Professional fees	19,244
Accounting fees	175,390
Printing and filing fees	38,238
Compliance expense	1,848
Other	926

Total expenses	2,767,785

Net investment income	1,552,665

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	23,688,256
Foreign currency related transactions	(723,663)
Change in unrealized appreciation/depreciation on:
Investments	21,782,066
Foreign currency related transactions	467,793

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	45,214,452

Change in net assets from operations	$46,767,117

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,552,665	$976,034
Net realized gain (loss) on investments and foreign currency related transactions	22,964,593	16,136,763
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	22,249,859	1,498,846

Change in net assets from operations	46,767,117	18,611,643

Distributions to shareholders:
Distributions from net investment income	(484,510)	(92,855)

Capital transactions:
Received from shares sold	90,098,900	82,540,937
Received from dividends reinvested	484,510	92,855
Paid for shares redeemed	(16,093,157)	(12,073,096)

Change in net assets from capital transactions	74,490,253	70,560,696

Change in net assets	120,772,860	89,079,484
Net Assets:
Beginning of year	212,185,407	123,105,923

End of year	$332,958,267	$212,185,407

Undistributed net investment income	$752,018	$407,526

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$10.76	$9.84	$8.71	$6.60	$8.34
Operations:
Net investment income	0.05	0.05	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.02	0.87	1.10	2.12	(1.75)

Total from operations	2.07	0.92	1.13	2.14	(1.72)

Distributions:
Distributions from net investment income	(0.02)	—	—	(0.01)	—
Return of capital distributions	—	—	—	(0.02)	(0.02)

Total distributions	(0.02)	—	—	(0.03)	(0.02)

Net asset value, end of year	$12.81	$10.76	$9.84	$8.71	$6.60

Total return	19.23%	9.40%	12.97%	32.59%	(20.64)%
Ratios and supplemental data:
Net assets at end of year (millions)	$333.0	$212.2	$123.1	$71.5	$52.8
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.03%	1.11%	1.11%	1.19%	1.15%
Net investment income	0.58%	0.61%	0.36%	0.67%	0.54%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.03%	1.12%	1.16%	1.24%	1.20%
Portfolio turnover rate	72%	117%	76%	165%	85%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	16.37%
Five year	7.68%
Ten year	10.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Capital Appreciation Portfolio returned 16.37% versus 15.79% for the current benchmark, the S&P 500 Index.

U.S. economic growth moderated in the final three months of 2006, decelerating to a roughly 2% annual rate from a more than 3% pace when the year began. Robust global economies stepped in to pick up the slack, driving the strongest cumulative global GDP growth of the decade.

While there were reasons to expect retrenchment of U.S. consumer spending, particularly given the weak housing market, the strong labor market and low unemployment provided sufficient offsets, leading to a solid, if not spectacular, holiday selling season. Inflation measures moderated, with the Consumer Price Index (ex food and energy) approximating an annual inflation rate of 2% in the fourth quarter — still at the higher end of the Federal Reserve’s longer-term targeted range. Broader measures of inflation, however, proved sufficiently benign to keep the Fed from hiking the discount rate, which remains 5.25%. Against this backdrop, the yield on the 10-year U.S. Government bond ended the year at 4.71%, leaving the yield curve still meaningfully inverted by historical standards.

The final quarter of 2006 proved to be a good one for U.S. equities, as well as markets across the globe, thanks to a continued mix of strong corporate profits, low interest rates, and abundant liquidity. The S&P 500 Index gained 6.7% during this quarter.

Continuing its positive trend for the seventh consecutive year, the Portfolio out-performed the broad market as measured by the S&P 500 Index. Within the Portfolio, performance was broad based. Every sector made positive impact on absolute performance. Financials, Industrials, Energy and Utilities had gains in excess of 20%. On a relative basis, stock selection in Financials, Industrials, Information Technology, Health Care, and Utilities resulted in gain. Sources of relative loss included Materials, Telecommunication Services, and Energy.(1)

The five best performers were Gemstar-TV Guide International, Inc., Medicis Pharmaceutical Corp., Lazard Ltd., Manpower, Inc., and Manhattan Associates, Inc. The five worst performers were Expedia, Inc., Massey Energy Co., Radio One, Inc., Alpha Natural Resources, Inc., and Intel Corp.(1)

The top five contributors to absolute return were Manpower, Inc., CSX Corp., Allied Waste Industries, Inc., IAC/ InteractiveCorp., and The Charles Schwab Corp. The top five detractors from absolute return were Radio One, Inc., Massey Energy Co., Intel Corp., Career Education Corp., and Expedia, Inc.(1)

In the current market environment, where volatility is a factor for stocks across market capitalizations and investment styles, stock selection is proving to be the key driver for out-performance over market indices, such as the S&P 500 Index. Through our fundamental research, we are identifying many new ideas across the board that have been overlooked by the market and possess company-specific catalysts that we believe will drive value realization. While we construct our Portfolio from the bottom up, we are mindful of macroeconomic trends that may adversely affect our holdings. The nascent slowdown that we were cognizant of at the beginning of 2006 played out in the second and third quarters of that year. While we continue to monitor vigilantly the economy, we currently see it as somewhat balanced, as long as the consumer is not meaningfully impacted by the recent downturn in housing. We are also awaiting buying opportunities in energy and basic materials stocks as those groups continue their corrective phases.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Capital Appreciation	S&P 500 Index

12/31/1996	10,000	10,000
06/30/1997	10,795	12,061
12/31/1997	11,519	13,336
06/30/1998	12,155	15,698
12/31/1998	12,200	17,148
06/30/1999	13,226	19,271
12/31/1999	12,988	20,756
06/30/2000	13,405	20,668
12/31/2000	17,078	18,866
06/30/2001	18,804	17,603
12/31/2001	18,735	16,624
06/30/2002	16,870	14,436
12/31/2002	14,960	12,950
06/30/2003	16,386	14,473
12/31/2003	19,676	16,664
06/30/2004	20,420	17,238
12/31/2004	22,136	18,478
06/30/2005	21,552	18,328
12/31/2005	23,302	19,385
06/30/2006	24,666	19,910
12/31/2006	27,117	22,447

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	96.2
Repurchase Agreements and Other Net Assets	3.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	American International Group, Inc.	2.8
2.	NRG Energy, Inc.	2.4
3.	The Bank of New York Co., Inc.	2.2
4.	E.I. du Pont de Nemours & Co.	2.1
5.	Allied Waste Industries, Inc.	2.0
6.	Royal Bank of Scotland Group plc	2.0
7.	UnitedHealth Group, Inc.	2.0
8.	Diebold, Inc.	2.0
9.	The Kroger Co.	1.9
10.	The Charles Schwab Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	20.6
Consumer Discretionary	18.3
Health Care	12.6
Information Technology	9.6
Consumer Staples	9.3
Industrials	7.9
Energy	7.8
Materials	6.0
Utilities	3.4
Telecommunication Services	0.7

96.2

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 96.2%	Shares	Value

CONSUMER DISCRETIONARY – 18.3%
Diversified Consumer Services – 3.7%
Career Education Corp. (a)	92,400	$2,289,672
DeVry, Inc.	84,500	2,366,000
H&R Block, Inc.	106,200	2,446,848
The ServiceMaster Co.	85,000	1,114,350

		8,216,870

Hotels, Restaurants & Leisure – 2.6%
Bally Technologies, Inc. (a)	110,100	2,056,668
Boyd Gaming Corp.	38,400	1,739,904
OSI Restaurant Partners, Inc.	54,200	2,124,640

		5,921,212

Internet & Catalog Retail – 1.4%
IAC/ InterActiveCorp. (a)	82,000	3,047,120

Media – 8.7%
Discovery Holding Co. Class A (a)	182,200	2,931,598
Gemstar-TV Guide International, Inc. (a)	471,600	1,891,116
Liberty Global Inc. – Series C (a)	114,996	3,219,888
Pearson PLC – ADR	229,700	3,468,470
Radio One, Inc. Class D (a)	214,500	1,445,730
Tribune Co.	107,000	3,293,460
Viacom, Inc. Class B (a)	75,844	3,111,879

		19,362,141

Specialty Retail – 1.9%
Blockbuster, Inc. Class A (a)	279,100	1,476,439
Urban Outfitters, Inc. (a)	116,600	2,685,298

		4,161,737

TOTAL CONSUMER DISCRETIONARY		40,709,080

CONSUMER STAPLES – 9.3%
Food & Staples Retailing – 5.0%
Performance Food Group Co. (a)	130,400	3,604,256
The Kroger Co.	182,600	4,212,582
Wal-Mart Stores, Inc.	69,200	3,195,656

		11,012,494

Food Products – 3.2%
Cadbury Schweppes PLC (c)	296,900	3,171,060
ConAgra Foods, Inc.	143,100	3,863,700

		7,034,760

Household Products – 1.1%
Kimberly-Clark Corp.	37,100	2,520,945

TOTAL CONSUMER STAPLES		20,568,199

ENERGY – 7.8%
Energy Equipment & Services – 3.7%
Baker Hughes, Inc.	29,400	2,195,004
National Oilwell Varco, Inc. (a)	36,200	2,214,716
Schlumberger Ltd.	61,500	3,884,340

		8,294,060

Oil, Gas & Consumable Fuels – 4.1%
Alpha Natural Resources, Inc. (a)	110,300	1,569,569
Massey Energy Co.	109,100	2,534,393
Occidental Petroleum Corp.	49,300	2,407,319
Range Resources Corp.	96,300	2,644,398

		9,155,679

TOTAL ENERGY		17,449,739

FINANCIALS – 20.6%
Capital Markets – 9.8%
Eaton Vance Corp.	85,300	2,815,753
KKR Private Equity Investors LLP (a)	18,000	411,292
KKR Private Equity Investors LLP – RDU (a) (b)	120,600	2,755,655
Lazard Ltd. Class A	50,000	2,367,000
Nuveen Investments, Inc. Class A	43,100	2,236,028
State Street Corp.	34,400	2,319,936
The Bank of New York Co., Inc.	125,400	4,936,998
The Charles Schwab Corp.	208,800	4,038,192

		21,880,854

Commercial Banks – 2.0%
Royal Bank of Scotland Group plc (c)	113,324	4,410,365

Consumer Finance – 1.4%
SLM Corp.	64,500	3,145,665

Diversified Financial Services – 1.6%
Citigroup, Inc.	62,500	3,481,250

Insurance – 5.8%
American International Group, Inc.	85,700	6,141,262
Axis Capital Holdings Ltd.	49,700	1,658,489
Benfield Group Ltd. (c)	360,700	2,518,607
Stancorp Financial Group, Inc.	56,600	2,549,830

		12,868,188

TOTAL FINANCIALS		45,786,322

HEALTH CARE – 12.6%
Biotechnology – 1.4%
Amgen, Inc. (a)	44,900	3,067,119

Health Care Equipment & Supplies – 1.2%
St Jude Medical, Inc. (a)	75,900	2,774,904

Health Care Providers & Services – 3.0%
Omnicare, Inc.	60,000	2,317,800
UnitedHealth Group, Inc.	82,000	4,405,860

		6,723,660

Pharmaceuticals – 7.0%
Abbott Laboratories	79,100	3,852,961
Endo Pharmaceuticals Holdings, Inc. (a)	87,900	2,424,282
Medicis Pharmaceutical Corp. Class A	58,500	2,055,105
Novartis AG – ADR	37,600	2,159,744
Pfizer, Inc.	79,400	2,056,460
Watson Pharmaceuticals, Inc. (a)	114,900	2,990,847

		15,539,399

TOTAL HEALTH CARE		28,105,082

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 96.2%	Shares	Value

INDUSTRIALS – 7.9%
Aerospace & Defense – 1.2%
Honeywell International, Inc.	60,700	$2,746,068

Commercial Services & Supplies – 4.1%
Allied Waste Industries, Inc. (a)	361,300	4,440,377
Navigant Consulting, Inc. (a)	107,600	2,126,176
Waste Management, Inc.	68,500	2,518,745

		9,085,298

Machinery – 1.5%
Dover Corp.	68,500	3,357,870

Road & Rail – 1.1%
CSX Corp	69,900	2,406,657

TOTAL INDUSTRIALS		17,595,893

INFORMATION TECHNOLOGY – 9.6%
Communications Equipment – 1.0%
Corning, Inc. (a)	117,700	2,202,167

Computers & Peripherals – 2.0%
Diebold, Inc.	93,800	4,371,080

Semiconductor & Semiconductor Equipment – 1.2%
Integrated Device Technology, Inc. (a)	172,600	2,671,848

Software – 5.4%
BEA Systems, Inc. (a)	131,900	1,659,302
Fair Isaac Corp.	83,000	3,373,950
Manhattan Associates, Inc. (a)	68,700	2,066,496
Microsoft Corp.	79,700	2,379,842
TIBCO Software, Inc. (a)	268,100	2,530,864

		12,010,454

TOTAL INFORMATION TECHNOLOGY		21,255,549

MATERIALS – 6.0%
Chemicals – 5.2%
E.I. du Pont de Nemours & Co.	94,700	4,612,837
Huntsman Corp. (a)	108,000	2,048,760
Nalco Holding Company (a)	157,200	3,216,312
Rockwood Holdings, Inc. (a)	69,300	1,750,518

		11,628,427

Containers & Packaging – 0.8%
Temple-Inland, Inc.	37,400	1,721,522

TOTAL MATERIALS		13,349,949

TELECOMMUNICATION SERVICES – 0.7%
Diversified Telecommunication Services – 0.7%
IDT Corp. Class B (a)	118,100	1,544,748

TOTAL TELECOMMUNICATION SERVICES		1,544,748

UTILITIES – 3.4%
Independent Power Producers & Energy Traders – 2.4%
NRG Energy, Inc. (a)	96,400	5,399,364

Multi-Utilities – 1.0%
Sempra Energy	40,200	2,252,808

TOTAL UTILITIES		7,652,172

Total Common Stocks (Cost $192,427,566)		$214,016,733

	Face	Fair
Repurchase Agreements – 3.1%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$6,924,000	$6,924,000

Repurchase price $6,927,154
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $7,062,535
Total Repurchase Agreements (Cost $6,924,000)		$6,924,000

Total Investments (Cost $199,351,566) (d) – 99.3%		$220,940,733
Other Assets in Excess of Liabilities – 0.7%		1,566,129

Total Net Assets – 100.0%		$222,506,862

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
RDU: Restricted Depository Unit
Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At year end, the value of this security amounted to $2,755,655 or 1.2% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $10,100,032 or 4.5% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(d)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $199,351,566)	$220,940,733
Cash	2,600
Receivable for securities sold	2,067,412
Receivable for fund shares sold	12,323
Dividends and accrued interest receivable	122,515
Prepaid expenses and other assets	2,797

Total assets	223,148,380

Liabilities:
Payable for securities purchased	421,038
Payable for fund shares redeemed	38,036
Payable for investment management services	146,261
Payable for compliance services	190
Accrued custody expense	3,057
Accrued professional fees	8,846
Accrued accounting fees	12,750
Accrued printing and filing fees	11,340

Total liabilities	641,518

Net assets	$222,506,862

Net assets consist of:
Par value, $1 per share	$11,242,229
Paid-in capital in excess of par value	173,981,302
Accumulated net realized gain on investments	15,375,016
Net unrealized appreciation on investments	21,589,167
Undistributed net investment income	319,148

Net assets	$222,506,862

Shares outstanding	11,242,229

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$19.79

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$606,412
Dividends (net of withholding tax of $15,390)	2,374,967
Other	154

Total investment income	2,981,533

Expenses:
Management fees	1,545,660
Custodian fees	18,669
Directors’ fees	12,662
Professional fees	16,703
Accounting fees	74,429
Printing and filing fees	22,209
Compliance expense	1,848
Other	4,771

Total expenses	1,696,951

Net investment income	1,284,582

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	15,750,284
Foreign currency related transactions	7,750
Change in unrealized appreciation/depreciation on investments	13,206,529

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	28,964,563

Change in net assets from operations	$30,249,145

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,284,582	$874,699
Net realized gain (loss) on investments and foreign currency related transactions	15,758,034	13,599,649
Change in unrealized appreciation/depreciation on investments	13,206,529	(5,983,034)

Change in net assets from operations	30,249,145	8,491,314

Distributions to shareholders:
Distributions from net investment income	(973,184)	(880,849)

Capital transactions:
Received from shares sold	33,962,491	44,008,219
Received from dividends reinvested	973,184	880,849
Paid for shares redeemed	(11,317,621)	(12,308,436)

Change in net assets from capital transactions	23,618,054	32,580,632

Change in net assets	52,894,015	40,191,097
Net Assets:
Beginning of year	169,612,847	129,421,750

End of year	$222,506,862	$169,612,847

Undistributed net investment income	$319,148	$—

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$17.08	$16.31	$14.55	$11.09	$14.06
Operations:
Net investment income	0.12	0.08	0.08	0.03	0.03
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.68	0.78	1.74	3.46	(2.86)

Total from operations	2.80	0.86	1.82	3.49	(2.83)

Distributions:
Distributions from net investment income	(0.09)	(0.09)	(0.06)	(0.03)	(0.03)
Distributions of net realized capital gains	—	—	—	—	(0.11)

Total distributions	(0.09)	(0.09)	(0.06)	(0.03)	(0.14)

Net asset value, end of year	$19.79	$17.08	$16.31	$14.55	$11.09

Total return	16.37%	5.27%	12.50%	31.52%	(20.15)%
Ratios and supplemental data:
Net assets at end of year (millions)	$222.5	$169.6	$129.4	$109.5	$89.4
Ratios to average net assets:
Expenses	0.85%	0.88%	0.91%	0.95%	0.97%
Net investment income	0.64%	0.60%	0.54%	0.25%	0.21%
Portfolio turnover rate	80%	86%	100%	108%	96%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio)

 Objective

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	7.38%
Five year	1.98%
Ten year	7.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Millennium Portfolio returned 7.38% versus 13.35% for the current benchmark, the Russell 2000 Growth Index.

The Millennium Portfolio (previously named Discovery Portfolio) was sub-advised by Founders Asset Management LLC through May 17, 2006. During this period, the Russell 2000 Index increased roughly 6.7%, outpacing the 1.1% gain in the S&P 500 Index and the 1.2% gain in the Russell 1000 Index. In the small-cap universe, growth stocks slightly under-performed value stocks as the Russell 2000 Growth Index was up 5.7%, while the Russell 2000 Value Index was up 7.8%. Generally, small and midcap markets have been more favorable to “value” stocks versus “growth” stocks in recent years.

In this robust economic environment, investors demonstrated an ample appetite for risk. Companies with lower-quality characteristics, including many with no earnings, tended to out-perform higher-quality businesses during the period. While it was a challenge to seek investments that had favorable valuations and met our potential growth expectations in this current environment, we believe our approach uncovered some compelling growth opportunities in many sectors that became richly valued throughout the period. In the Industrials sector, merger-and-acquisition activity and solid fundamentals bolstered many stocks, and we maintained our slight over-weight position despite some valuation concerns overall. The Portfolio received a strong contribution from Foster Wheeler Ltd., a provider of engineering and construction services to energy and industrial companies, which posted a solid return due to increased projected service orders, as many of its customers also posted extraordinary returns as a result of the expansive commodities markets. NCI Building Systems, Inc., which serves the commercial construction market and offers a build-to-order steel building solution, posted a nearly 47% return during the reporting period. NCI Building Systems, Inc. has been one of the Portfolio’s core holdings due to solid fundamentals and an anticipated acquisition, which we felt provided for this company’s accretive growth characteristics. Lastly, as was widely anticipated and mentioned in our previous Portfolio discussion, Hughes Supply, Inc., a wholesale industrial and construction supply distributor, was officially acquired in late March by retail giant The Home Depot, Inc. — which was not owned by the Portfolio. In the short term, stock prices generally run up after confirming reports of an acquisition — and that happened here, since The Home Depot, Inc. agreed to purchase Hughes Supply, Inc. at a 20% premium over its then-current stock price. The Portfolio’s greatest allocation success was realized in the Industrials sector.(1)

For the period through May 17, 2006, the best performing sectors in the benchmark were the Materials and Consumer Staples sectors. However, while both the Portfolio and benchmark weightings in these two sectors were small, the Portfolio’s relative performance was negatively affected by our stock selection in the Consumer Staples sector. Rising commodity prices and the resulting impact on the business of energy companies were driving factors in the Energy sector. We attempted to remain neutral to the benchmark in this sector, but were unable to match our relative performance to that of the benchmark. Within the Consumer Discretionary sector, an over-weight position coupled with a successful stock-selection strategy proved beneficial for the Portfolio. However, one of the Portfolio’s previous holdings, Red Robin Gourmet Burgers, Inc. — which we sold out of before May 18 — experienced lower revenue growth and expected earnings resulting from overrunning expenses and lower-than-anticipated patronage. In the Information Technology sector, RF Micro Devices, Inc. one the Portfolio’s core holdings, and Trident Microsystems, Inc. both had solid double-digit returns. RF Micro Devices, Inc., which manufactures radio-frequency integrated circuits for wireless devices, released strong earnings and a better-than-expected outlook for 2006. Trident Microsystems, Inc., which manufactures integrated circuits for digital media applications,

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio) (Continued)

benefited from an aggressive market share expansion as well as fourth quarter 2005 earnings that beat estimates. However, our overall stock selection within the Information Technology sector had the most negative impact on the Portfolio’s overall performance compared to the benchmark.(1)

Health Care, including health care technology stocks, burdened during the first half of the year by various unfortunate circumstances, also proved detrimental to the Portfolio’s overall performance. One such holding, Merge Technologies, Inc., a software company that provides software support to the radiology segment of the health care sector, was plagued by auditing issues concerning several of its large contracts, which resulted in the significant lowering of its revenues and earnings. Investors soon became cautious, and like us, many lost confidence in the company’s ability to provide future growth potential and sold off positions. Matria Healthcare, Inc., a disease management plan company, saw a drop in its stock price due to lowered earnings expectations resulting from integration concerns surrounding a recent acquisition. Lastly, one holding within the Health Care sector that did not perform as we hoped — but continued to show promise — was MGI Pharma, Inc., an oncology-focused drug developer. The company suffered a drop in sales of its main product, Aloxi®, which addresses the chemo-induced nausea and vomiting market and the delayed approval of a new key drug, DacogenTM, both of which weighted on the company’s stock price as of May 18.(1)

Effective May 18, 2006, Neuberger Berman Management Inc. was appointed as sub-adviser for the Portfolio. The Portfolio’s security selection was additive within the Consumer Discretionary and Financials sectors. Within Consumer Discretionary, gaming and hotel stocks were strong performers. Within the Financials sector, asset management and specialized services companies out-performed. Our security selection within Telecommunication Services was also a contributor to relative Portfolio performance. Top performers included full service lodging names such as Orient-Express Hotels Ltd. and Four Seasons Hotels, Inc. as the supply demand relationship continues to be favorable in this area. Trammel Crow Co. was also a top performer as it was purchased by CB Richard Ellis late in the year. Lastly, PeopleSupport, Inc. and Allscripts Healthcare Solutions, Inc., two services companies, were top performers. Niche players like PeopleSupport, Inc. and Allscripts Healthcare Solutions, Inc. benefit as companies continue to focus on their core competencies and outsource areas to gain efficiencies.(1)

Security selections within Industrials and Energy were the largest detractors from relative Portfolio performance. Within Industrials names that were weak included those in the staffing and outsourcing services areas. Within Energy stocks in the oil & gas drilling and exploration industry were weak performers. Our holdings in Health Care were a detractor from relative Portfolio performance. In terms of individual securities, large detractors from the Portfolio included 51job, Inc. and Redback Networks, Inc. Both stocks experienced negative earnings surprises and were liquidated. Eagle Materials, Inc. and Labor Ready, Inc. were also detractors from performance. Both of these companies are tied to the housing and construction areas. Lastly, World Fuel Services Corp. had management issues and a negative earnings surprise. We liquidated this position given these developments.(1)

We believe that the Fed is on hold with interest rates in the near-term, and that pro-cyclical sectors such as Information Technology and Industrials will do well into 2007. While we believe that in the long term Energy will provide earnings growth potential given worldwide demand, in the near term we are concerned with regards to weak gas and oil prices. Therefore, we remain slightly under-weight at this time. We also continue to find good growth potential in the Telecommunication Services and Industrial sectors which both remain over-weight positions. Because we are not overly concerned with regard to interest rates in the near-term and are emphasizing capital market-sensitive industries within Financials, we remain slightly over-weight in this sector. Currently, we are also market-weighted in Information Technology but will opportunistically be looking to add to our positions as we continue to find good growth potential in this sector. We also remain slightly over-weight in Consumer Discretionary. This is reflective of a continued emphasis in gaming and hotel stocks. Health Care is fairly neutrally positioned relative to the Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio) (Continued)

 Change in Value of $10,000 Investment

[performance graph]

	Millennium Portfolio	Russell 2000 Growth Index

12/31/1996	10,000	10,000
06/30/1997	9,996	10,523
12/31/1997	10,847	11,295
06/30/1998	11,257	11,911
12/31/1998	11,994	11,433
06/30/1999	15,982	12,899
12/31/1999	24,762	16,360
06/30/2000	29,927	16,561
12/31/2000	21,984	12,691
06/30/2001	19,983	12,696
12/31/2001	17,948	11,520
06/30/2002	14,842	9,521
12/31/2002	12,072	8,034
06/30/2003	13,562	9,587
12/31/2003	16,619	11,933
06/30/2004	17,374	12,611
12/31/2004	18,436	13,641
06/30/2005	17,980	13,152
12/31/2005	18,436	14,207
06/30/2006	18,982	15,070
12/31/2006	19,796	16,103

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	99.3
Repurchase Agreements
Less Net Liabilities	0.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Orient-Express Hotels Ltd. Class A	4.8
2.	Gaylord Entertainment Co.	2.3
3.	Advent Software, Inc.	2.2
4.	GameStop Corp. Class A	2.2
5.	BE Aerospace, Inc.	2.2
6.	Advanta Corp. Class B	2.1
7.	SBA Communications Corp. Class A	2.0
8.	Gardner Denver, Inc.	1.9
9.	Immucor, Inc.	1.9
10.	THQ, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.0
Consumer Discretionary	21.2
Industrials	19.2
Health Care	16.0
Financials	8.8
Energy	5.7
Telecommunication Services	2.0
Consumer Staples	1.4

99.3

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

CONSUMER DISCRETIONARY – 21.2%
Diversified Consumer Services – 4.4%
Laureate Education, Inc. (a)	24,100	$1,171,983
Sotheby’s	17,650	547,503
Steiner Leisure Ltd. (a)	22,700	1,032,850

		2,752,336

Hotels, Restaurants & Leisure – 10.6%
Gaylord Entertainment Co. (a)	27,700	1,410,761
Orient-Express Hotels Ltd. Class A	63,100	2,985,892
Pinnacle Entertainment, Inc. (a)	19,300	639,602
Vail Resorts, Inc. (a)	20,600	923,292
WMS Industries, Inc. (a)	19,700	686,742

		6,646,289

Specialty Retail – 4.6%
GameStop Corp. Class A (a)	25,200	1,388,772
Hibbett Sporting Goods, Inc. (a)	21,800	665,554
Tractor Supply Co. (a)	18,000	804,780

		2,859,106

Textiles, Apparel & Luxury Goods – 1.6%
Under Armour, Inc. Class A (a)	20,000	1,009,000

TOTAL CONSUMER DISCRETIONARY		13,266,731

CONSUMER STAPLES – 1.4%
Personal Products – 1.4%
Physicians Formula Holdings, Inc. (a)	48,600	908,334

TOTAL CONSUMER STAPLES		908,334

ENERGY – 5.7%
Energy Equipment & Services – 3.2%
Core Laboratories N.V. (a)	12,800	1,036,800
TETRA Technologies, Inc. (a)	37,100	949,018

		1,985,818

Oil, Gas & Consumable Fuels – 2.5%
Arena Resources, Inc. (a)	21,600	922,536
Ultra Petroleum Corp. (a)	13,500	644,625

		1,567,161

TOTAL ENERGY		3,552,979

FINANCIALS – 8.8%
Capital Markets – 2.6%
Affiliated Managers Group, Inc. (a)	7,300	767,449
GFI Group, Inc. (a)	13,500	840,510

		1,607,959

Commercial Banks – 1.4%
Glacier Bancorp, Inc.	35,250	861,510

Consumer Finance – 2.1%
Advanta Corp. Class B	30,400	1,326,352

Insurance – 1.2%
ProAssurance Corp. (a)	14,500	723,840

Real Estate Management & Development – 1.5%
Jones Lang LaSalle, Inc.	10,500	967,785

TOTAL FINANCIALS		5,487,446

HEALTH CARE – 16.0%
Biotechnology – 2.8%
Digene Corp. (a)	19,100	915,272
Techne Corp. (a)	15,000	831,750

		1,747,022

Health Care Equipment & Supplies – 7.4%
ArthroCare Corp. (a)	21,250	848,300
Bio-Rad Laboratories, Inc. (a)	10,800	891,216
Hologic, Inc. (a)	14,600	690,288
Immucor, Inc. (a)	40,900	1,195,507
Integra LifeSciences Holdings Corp. (a)	24,425	1,040,261

		4,665,572

Health Care Providers & Services – 2.6%
AMN Healthcare Services, Inc. (a)	34,700	955,638
VCA Antech, Inc. (a)	20,500	659,895

		1,615,533

Health Care Technology – 3.2%
Allscripts Healthcare Solutions, Inc. (a)	40,300	1,087,697
Omnicell, Inc. (a)	49,100	914,733

		2,002,430

TOTAL HEALTH CARE		10,030,557

INDUSTRIALS – 19.2%
Aerospace & Defense – 3.3%
AAR Corp. (a)	24,300	709,317
BE Aerospace, Inc. (a)	53,200	1,366,176

		2,075,493

Air Freight & Logistics – 1.2%
Hub Group, Inc. Class A (a)	26,500	730,075

Commercial Services & Supplies – 10.5%
Huron Consulting Group, Inc. (a)	23,700	1,074,558
ICT Group, Inc. (a)	22,500	710,775
Kenexa Corp. (a)	21,500	715,090
LECG Corp. (a)	48,100	888,888
Mobile Mini, Inc. (a)	22,625	609,517
PeopleSupport, Inc. (a)	50,300	1,058,815
The Advisory Board Co. (a)	12,500	669,250
The GEO Group Inc. (a)	23,200	870,464

		6,597,357

Machinery – 2.9%
Clarcor, Inc.	18,200	615,342
Gardner Denver, Inc. (a)	32,500	1,212,575

		1,827,917

Marine – 1.3%
Kirby Corp. (a)	23,200	791,816

TOTAL INDUSTRIALS		12,022,658

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio) (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

INFORMATION TECHNOLOGY – 25.0%
Communications Equipment – 2.9%
Avocent Corp. (a)	19,700	$666,845
NICE Systems, Ltd. – ADR (a)	38,000	1,169,640

		1,836,485

Electronic Equipment & Instruments – 2.5%
Daktronics, Inc.	21,000	773,850
Trimble Navigation Ltd. (a)	15,100	766,023

		1,539,873

Internet Software & Services – 5.6%
Dealertrack Holdings, Inc. (a)	33,100	973,802
Liquidity Services, Inc. (a)	38,000	653,980
ValueClick, Inc. (a)	46,600	1,101,158
Vocus, Inc. (a)	46,600	782,880

		3,511,820

IT Services – 2.6%
Perot Systems Corp. (a)	50,900	834,251
Syntel, Inc.	30,300	812,040

		1,646,291

Semiconductor & Semiconductor Equipment – 2.7%
Atheros Communications, Inc. (a)	30,400	648,128
Varian Semiconductor Equipment Associates, Inc. (a)	23,100	1,051,512

		1,699,640

Software – 8.7%
Advent Software, Inc. (a)	39,900	1,408,071
Macrovision Corp. (a)	23,200	655,632
Nuance Communications, Inc. (a)	55,900	640,614
THQ, Inc. (a)	36,100	1,173,972
Ultimate Software Group, Inc. (a)	40,500	942,030
Unica Corp. (a)	46,200	598,290

		5,418,609

TOTAL INFORMATION TECHNOLOGY		15,652,718

TELECOMMUNICATION SERVICES – 2.0%
Wireless Telecommunication Services – 2.0%
SBA Communications Corp. Class A (a)	46,000	1,265,000

TOTAL TELECOMMUNICATION SERVICES		1,265,000

Total Common Stocks (Cost $56,301,389)		$62,186,423

	Face	Fair
Repurchase Agreements – 1.5%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$915,000	$915,000

Repurchase price $915,417
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $933,307
Total Repurchase Agreements (Cost $915,000)		$915,000

Total Investments (Cost $57,216,389) (b) – 100.8%		$63,101,423
Liabilities in Excess of Other Assets – (0.8)%		(511,421)

Total Net Assets – 100.0%		$62,590,002

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a) Non-income producing security.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio)

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $57,216,389)	$63,101,423
Cash	326
Receivable for securities sold	619,395
Receivable for fund shares sold	59,027
Dividends and accrued interest receivable	2,131
Prepaid expenses and other assets	850

Total assets	63,783,152

Liabilities:
Payable for securities purchased	1,079,847
Payable for fund shares redeemed	52,502
Payable for investment management services	43,273
Payable for compliance services	190
Accrued custody expense	791
Accrued professional fees	8,846
Accrued accounting fees	4,338
Accrued printing and filing fees	3,363

Total liabilities	1,193,150

Net assets	$62,590,002

Net assets consist of:
Par value, $1 per share	$3,138,830
Paid-in capital in excess of par value	81,179,075
Accumulated net realized loss on investments	(27,612,937)
Net unrealized appreciation on investments	5,885,034

Net assets	$62,590,002

Shares outstanding	3,138,830

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$19.94

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$56,661
Dividends (net of withholding tax of $1,457)	146,501

Total investment income	203,162

Expenses:
Management fees	541,365
Custodian fees	8,136
Directors’ fees	4,230
Professional fees	12,811
Accounting fees	28,634
Printing and filing fees	4,900
Compliance expense	1,848
Other	2,061

Total expenses	603,985

Net investment loss	(400,823)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,774,936
Change in unrealized appreciation/depreciation on investments	3,488,977

Net realized/unrealized gain (loss) on investments	5,263,913

Change in net assets from operations	$4,863,090

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio (formerly the Discovery Portfolio)

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(400,823)	$(403,062)
Net realized gain (loss) on investments	1,774,936	12,648,681
Change in unrealized appreciation/depreciation on investments	3,488,977	(12,854,688)

Change in net assets from operations	4,863,090	(609,069)

Capital transactions:
Received from shares sold	2,336,483	2,573,754
Paid for shares redeemed	(15,986,311)	(19,609,804)

Change in net assets from capital transactions	(13,649,828)	(17,036,050)

Change in net assets	(8,786,738)	(17,645,119)
Net Assets:
Beginning of year	71,376,740	89,021,859

End of year	$62,590,002	$71,376,740

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$18.57	$18.57	$16.74	$12.16	$18.08
Operations:
Net investment loss	(0.13)	(0.10)	(0.12)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	1.50	0.10	1.95	4.68	(5.82)

Total from operations	1.37	—	1.83	4.58	(5.92)

Net asset value, end of year	$19.94	$18.57	$18.57	$16.74	$12.16

Total return	7.38%	0.00%	10.93%	37.66%	(32.74)%
Ratios and supplemental data:
Net assets at end of year (millions)	$62.6	$71.4	$89.0	$93.0	$74.2
Ratios to average net assets:
Expenses	0.89%	0.90%	0.91%	0.95%	0.96%
Net investment loss	(0.59)%	(0.53)%	(0.64)%	(0.71)%	(0.66)%
Portfolio turnover rate	219%	179%	104%	128%	128%
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Objective

The International Small Company Portfolio seeks to provide long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	26.35%
Five year	20.84%
Ten year	11.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the International Small Company Portfolio returned 26.35% versus 27.77% for the current benchmark, the S&P/ Citigroup Extended Market Growth (EMI) World ex-U.S. Index.

The Portfolio remains well-diversified amongst its holdings. However, Energy and Materials investments were over-weighted relative to the benchmark. The most significant change to the Portfolio’s holdings was a reduction in Japanese small cap exposure. This specific market was a significant under-performer losing 13.5% for the year as represented by the S&P/ Citigroup Japan EMI Growth Index.(1)

International small caps, as measured by the EMI Index, had another strong year of performance. Despite higher oil and commodity prices, international small companies continued to grow their revenues and earnings. On a regional basis, European small cap stocks’ had the best relative performance of all small cap regional markets (all figures in U.S. dollars) as the S&P/ Citigroup Europe EMI Growth Index returned 47.2%. The S&P/ Citigroup Asia Pacific ex-Japan EMI Growth Index gained 32.6%.

Foreign currencies appreciated against the U.S. dollar with the Federal Reserve holding interest rates steady and an increasing concern of a U.S. economic slowdown emerged. The euro appreciated 11.8%, sterling rose 14.0%, and the yen was flat against the U.S. dollar during the reporting period.

Key drivers of the Portfolio’s positive performance came from the strong returns and over-weighted investments in Energy and Materials. Individual stocks that contributed to the Portfolio’s performance (all total returns in U.S. dollars) included: Abengoa SA, Acerinox SA, & Actelion Ltd. Abengoa SA, a Spanish engineering and construction company, which gained 152.2% during the reporting period. The company has evolved over the years from metals scrap recycler to becoming Europe’s largest bioethanol producer today. Acerinox SA is a Spanish stainless steel producer. Its stock gained 77.0% during the period. The company reported nine-month earnings per share growth of 39.6% over the same period a year earlier after stainless steel prices recovered. Stainless steel demand rose globally with Asian demand up 80 percent while U.S. demand rose 14 percent, and European demand was up 17.5 percent. Actelion Ltd., a Swiss pharmaceutical company, gained 166.2% during the reporting period. The company continued to increase sales of its best-selling drug, Tracleer, which helps patients suffering from pulmonary arterial hypertension.(1)

The Portfolio’s relative performance was hurt by its relative over-weight position in Japan for part of the year. Of the ten worst stock performers in the Portfolio, seven were Japanese. The poor stock price performance by Japanese small companies in conjunction with the lack of a yen appreciation negatively impacted the Portfolio. In fact, the entire Japanese stock market massively under-performed the global markets, emerging and developed.(1)

On a broader basis, weaker relative performance was delivered by investments in Financials and Consumer Durables. Stocks that held back performance included Techtronic Industries Co., Ensign Energy Services, Inc., and Chiyoda Corp. Techtronic Industries Co., a Hong Kong manufacturer of Ryobi and Ridgid power tools, declined 41%. The company had come under scrutiny by regulators for selective disclosure of material fact. There was also news of a decline in orders by its customers, principally The Home Depot. Ensign Energy Services, Inc., a Canadian land-based driller and well service provider, declined 20.2%. The stock fell in line with the decline in oil and natural gas prices in the second-half of the year with reduced rig utilization rates. Chiyoda Corp. was a large Japanese holding that did very well the previous year. Chiyoda Corp. is an engineering, procurement, and construction company in the energy and chemical industries. Despite reporting a 64% increase in operating income in the first half of the fiscal year, the stock dropped 25.6% for the year. The company has a Shell LNG project in its order books in Sakhalin that has become questionable with Russian authorities becoming unfriendly to foreign companies this past fall. Additionally, the stock fell with the decline in energy prices. While the Portfolio’s Financials sector investments did return 17.3%, its relative under-performance in the Financial sector stemmed from the Portfolio’s inability to invest in benchmark stocks due to market cap restrictions. The principal uninvestable Index names were Deutsche Boerse and Euronext, two of the major stock exchanges in Europe, which were up 83.4% and 140.6%, respectively.(1)

The depreciation of the U.S. dollar positively impacted the Portfolio’s performance as the Portfolio’s assets held in foreign currencies were unhedged and worth more when converted back to U.S. dollars. We look for the dollar to continue its decline against major foreign currencies as the twin deficits worsen and the U.S. interest rate environment remains benign with posturing towards an accommodative stance.(1)

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Longer term, we continue to believe that our international small cap investments are well-poised to continue to grow and participate in this global economy. Europe continues to exhibit solid economic growth and appears to have the wind at their back. Industrial and consumer segments continue to do well. Higher energy prices have not stemmed consumer spending, so with the retreat of energy prices, we could find consumers willing to spend the extra cash. We continue to be selective in the Materials and Energy sectors with prices recovering.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

		S&P/Citigroup Extended Market
	International Small Company	Growth (EMI) World Ex-U.S. Index

12/31/1996	10,000	10,000
06/30/1997	10,984	10,512
12/31/1997	11,166	9,088
06/30/1998	11,850	10,666
12/31/1998	11,558	10,283
06/30/1999	14,361	11,131
12/31/1999	24,101	13,935
06/30/2000	20,671	13,772
12/31/2000	16,806	11,285
06/30/2001	14,151	9,613
12/31/2001	11,885	8,722
06/30/2002	11,935	8,921
12/31/2002	10,102	7,582
06/30/2003	12,125	8,801
12/31/2003	15,548	11,383
06/30/2004	16,650	12,505
12/31/2004	18,793	14,365
06/30/2005	19,625	14,746
12/31/2005	24,243	17,440
06/30/2006	26,684	19,277
12/31/2006	30,616	22,283

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index is a subset of the Global S&P/ Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/ Citigroup uses a proprietary multi-factor model to determine each company’s relative position on a growth-value continuum. The S&P/ Citigroup World Ex U.S. Extended Market Growth Index reflects each company’s available market capitalization weighted by its growth probability. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	98.1
Repurchase Agreements Less Net Liabilities	1.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Boehler-Uddeholm AG	1.9
2.	Umicore	1.6
3.	Neopost SA	1.6
4.	Abengoa SA	1.4
5.	Actelion Ltd.	1.4
6.	K&S AG	1.4
7.	Hunting plc	1.3
8.	Gamesa Corporacion Tecnologica SA	1.3
9.	USG People NV	1.3
10.	Geberit International AG	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	13.3
Canada	12.2
Spain	8.9
France	8.7
Japan	7.8
Germany	7.2
Switzerland	6.7
Italy	4.3
Netherlands	3.9
Norway	3.2

Ohio National Fund, Inc.
International Small Company Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.1%	Shares	Value

United Kingdom – 13.3%
Ashtead Group plc (b) (6)	188,555	$582,977
Britvic plc (b) (2)	142,980	819,819
Charter plc (a) (b) (6)	49,900	881,145
CSR plc (a) (b) (7)	65,589	830,149
EasyJet plc (a) (b) (6)	65,823	788,067
Enterprise Inns plc (b) (1)	28,895	763,915
Fenner plc (b) (6)	99,547	420,929
Hunting plc (b) (3)	85,900	1,007,044
Michael Page International plc (b) (6)	90,508	799,377
Punch Taverns plc (b) (1)	34,302	857,726
Qinetiq plc (b) (6)	78,695	293,993
The Carphone Warehouse plc (b) (1)	102,814	630,066
William Hill plc (b) (1)	32,774	404,508
Wolfson Microelectronics plc (a) (b) (7)	92,500	503,402
Wood Group (John) plc (b) (3)	87,100	445,249

		10,028,366

Canada – 12.2%
Agnico Eagle Mines, Ltd. (8)	20,100	828,924
Agrium, Inc. (b) (8)	23,200	726,946
AUR Resources, Inc. (b) (8)	24,200	503,445
Bema Gold Corp. (a) (8)	133,900	702,975
Ensign Energy Services, Inc. (b) (3)	46,990	741,025
Gildan Activewear, Inc. (a) (1)	10,000	466,300
HudBay Minerals, Inc. (a) (b) (8)	30,700	574,959
Industrial Alliance Life Insurance Co. (b) (4)	16,782	520,089
Lundin Mining Corp. (a) (b) (8)	21,722	800,966
Lundin Mining Corp. – SDR (a) (b) (8)	18,200	667,180
Meridian Gold, Inc. (a) (8)	29,500	819,805
SNC-Lavalin Group, Inc. (b) (6)	19,518	526,717
SXR Uranium One, Inc. (a) (b) (3)	43,700	599,580
Transat A.T., Inc., Class B (b) (1)	11,400	310,771
TSX Group, Inc. (b) (4)	9,800	391,697

		9,181,379

Spain – 8.9%
Abengoa SA (b) (6)	28,176	1,030,107
Acerinox SA (b) (8)	28,690	871,086
Banco Pastor SA (b) (4)	31,748	615,655
Gamesa Corporacion Tecnologica SA (b) (6)	36,593	1,004,000
General de Alquiler de Maquinaria SA (a) (b) (6)	39,000	744,594
Grifols SA (a) (b) (5)	10,438	138,953
Indra Sistemas SA (b) (7)	34,790	852,466
Obrascon Huarte Lain, SA (b) (6)	22,696	699,176
Tubacex SA (b) (8)	79,700	518,168
Vueling Airlines SA (a) (b) (6)	5,200	224,461

		6,698,666

France – 8.7%
Business Objects SA – ADR (a) (7)	20,600	812,670
Dassault Systemes SA (b) (7)	4,747	250,944
Geodis SA (b) (6)	2,542	521,791
Haulotte Group (b) (6)	22,832	606,551
Imerys SA (b) (8)	3,424	304,260
Ipsen SA (b) (5)	18,970	880,704
Kaufman & Broad SA (b) (1)	9,744	608,150
Neopost SA (b) (7)	9,358	1,174,037
Silicon-On-Insulator Technologies (SOITEC) (a) (b) (7)	15,561	550,044
Technip SA (b) (3)	5,600	384,118
Zodiac SA (b) (6)	7,300	489,484

		6,582,753

Japan – 7.8%
Atrium Co. Ltd. (a) (b) (4)	14,400	405,164
Joint Corp. (b) (4)	14,800	569,104
JTEKT Corp. (b) (6)	24,700	522,873
K.K. DaVinci Advisors (a) (b) (4)	560	555,016
Koito Mfg Co. (b) (1)	25,000	376,316
Miraial Co. Ltd. (b) (7)	6,500	707,154
Mori Seiki Co. (b) (6)	19,700	439,851
Nachi Fujikoshi Corp. (b) (6)	55,000	305,652
Pacific Metals Co. Ltd. (b) (8)	48,000	469,494
Toho Zinc Co. (b) (8)	48,000	456,260
Tokuyama Corp. (b) (8)	24,000	363,869
Tokyo Seimitsu Co. Ltd. (b) (7)	15,400	726,034

		5,896,787

Germany – 7.2%
Interhyp AG (a) (b) (4)	4,551	396,272
K&S AG (b) (8)	9,441	1,020,864
Mobilcom AG (a) (b) (9)	21,100	615,294
Puma AG Rudolf Dassler Sport (b) (1)	1,333	518,210
Q-Cells AG (a) (b) (3)	15,898	711,361
Software AG – Bearer (b) (7)	5,220	406,719
SolarWorld AG (b) (c) (6)	10,500	653,684
Wincor Nixdorf AG (b) (7)	3,845	590,004
Wire Card AG (a) (b) (6)	52,617	542,246

		5,454,654

Switzerland – 6.7%
Actelion Ltd. (a) (b) (5)	4,673	1,026,879
Geberit International AG (b) (6)	605	929,722
Kuehne & Nagel International AG – Reg. Shares (b) (6)	7,990	580,450
Lindt & Spruengli AG (b) (2)	158	389,271
Logitech International SA (a) (b) (7)	10,872	313,039
Panalpina Welttransport Holding AG (b) (6)	6,666	908,697
Sulzer AG – Reg. shares (b) (6)	802	911,260

		5,059,318

Italy – 4.3%
Beni Stabili SpA (b) (4)	517,509	825,642
Davide Campari – Milano SpA (b) (2)	54,450	538,989
ERG SpA (b) (3)	17,100	390,382
Geox SpA (b) (1)	34,800	538,459
Immsi SpA (b) (1)	171,908	481,885
Lottomatica SpA (b) (1)	5,877	243,958
Tod’s SpA (b) (1)	3,100	249,310

		3,268,625

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.1%	Shares	Value

Netherlands – 3.9%
Boskalis Westminster NV (b) (6)	6,000	$593,062
Fugro NV (b) (3)	11,398	543,688
SBM Offshore NV (b) (3)	23,972	822,622
USG People NV (a) (b) (6)	22,024	959,256

		2,918,628

Norway – 3.2%
Fred Olsen Energy ASA (a) (b) (3)	11,550	538,370
Pan Fish ASA (a) (b) (2)	785,000	713,856
ProSafe ASA (b) (3)	52,200	738,688
TGS Nopec Geophysical Co. ASA (a) (b) (3)	20,800	429,085

		2,419,999

Singapore – 2.9%
Cosco Corp (Singapore) Ltd. (b) (6)	429,000	640,745
Keppel Corp. Ltd. (b) (6)	66,600	761,485
Labroy Marine Ltd. (b) (6)	289,000	353,548
Sembcorp Marine Ltd. (b) (6)	206,000	456,158

		2,211,936

Austria – 2.9%
Andritz AG (b) (6)	3,498	758,252
Boehler-Uddeholm AG (b) (8)	20,720	1,447,969

		2,206,221

Belgium – 2.9%
Bekaert NV (b) (6)	1,700	212,106
EVS Broadcast Equipment SA (b) (7)	12,895	744,597
Umicore (b) (8)	7,028	1,194,184

		2,150,887

Ireland – 1.9%
IAWS Group plc (b) (2)	23,084	591,321
Kingspan Group (b) (6)	32,201	853,793

		1,445,114

Australia – 1.7%
Australian Stock Exchange Ltd. (b) (4)	19,165	575,849
Paladin Resources Ltd. (a) (b) (8)	102,200	698,481

		1,274,330

Greece – 1.3%
Bank of Cyprus Ltd. (b) (4)	44,342	602,060
Intralot SA (b) (1)	11,600	402,660

		1,004,720

South Korea – 1.3%
Hyundai Engineering & Construction Co. (a) (b) (6)	8,080	492,997
Korea Zinc (b) (8)	4,700	498,275

		991,272

Bermuda – 1.2%
Central European Media Enterprises Ltd., Class A (a) (1)	4,700	329,000
SeaDrill Ltd. (a) (b) (3)	33,800	567,214

		896,214

Hong Kong – 1.1%
Shun Tak Holdings (b) (4)	524,000	799,237

Sweden – 1.1%
Getinge AB, Class B (b) (5)	16,311	365,133
Kappahl Holdings AB (b) (1)	40,900	427,972

		793,105

Mexico – 1.0%
Desarrolladora Homex SA de CV (a) (1)	12,800	756,096

Luxembourg – 0.8%
Orco Property Group (b) (4)	4,900	622,620

Finland – 0.8%
Nokian Renkaat Oyj (b) (1)	28,300	578,009

Denmark – 0.5%
Novozymes A/ S, Class B (b) (8)	4,475	383,737

Panama – 0.4%
Copa Holdings SA Class A (6)	5,900	274,704

China – 0.1%
Haitian International Holdings Ltd. (a) (b) (6)	15,000	6,750
Trina Solar Ltd. – ADR (a) (3)	3,400	64,260

		71,010

Total Common Stocks (Cost $52,153,587)		$73,968,387

	Face	Fair
Repurchase Agreements – 2.0%	Amount	Value

State Street Bank 2.050% 01/02/2007	$1,503,000	$1,503,000

Repurchase price $1,503,342
Collateralized by:
Federal Home Loan Bank 4.375%, 09/17/2010 Fair Value: $1,534,024
Total Repurchase Agreements (Cost $1,503,000)		$1,503,000

Total Investments (Cost $53,656,587) (d) – 100.1%		$75,471,387
Liabilities in Excess of Other Assets – (0.1%)		(95,993)

Total Net Assets – 100%		$75,375,394

(continued)

Ohio National Fund, Inc.
International Small Company Portfolio (Continued)

Schedule of Investments	December 31, 2006

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
SDR: Swedish Depository Receipts
Footnotes:
(a) Non-income producing security.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $68,913,653 or 91.4% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold. The Portfolio’s securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00pm Eastern Time U.S. market close.
(c) Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At year end, the value of this security amounted to $653,684 or 0.9% of the Portfolio’s net assets. This security was deemed liquid pursuant to procedures approved by the Board of Directors.
(d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications:

(1)	Consumer Discretionary	11.9%
(2)	Consumer Staples	4.1%
(3)	Energy	10.5%
(4)	Financials	9.1%
(5)	Health Care	3.2%
(6)	Industrials	28.9%
(7)	Information Technology	11.2%
(8)	Materials	18.4%
(9)	Telecommunication Services	0.8%

		98.1%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $53,656,587)	$75,471,387
Cash	180
Foreign currency (Cost $5,379)	5,379
Receivable for fund shares sold	88,884
Dividends and accrued interest receivable	112,876
Prepaid expenses and other assets	1,304

Total assets	75,680,010

Liabilities:
Payable for fund shares redeemed	212,213
Payable for investment management services	62,285
Accrued accounting and custody fees	17,833
Accrued professional fees	8,846
Accrued printing and filing fees	3,439

Total liabilities	304,616

Net assets	$75,375,394

Net assets consist of:
Par value, $1 per share	$3,244,532
Paid-in capital in excess of par value	44,256,591
Accumulated net realized gain on investments	6,147,028
Net unrealized appreciation/depreciation on:
Investments	21,814,800
Foreign currency related transactions	(286)
Accumulated net investment loss	(87,271)

Net assets	$75,375,394

Shares outstanding	3,244,532

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$23.23

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$50,185
Dividends (net of $89,237 foreign taxes withheld)	787,522

Total investment income	837,707

Expenses:
Management fees	628,096
Custodian fees	106,393
Directors’ fees	3,984
Professional fees	12,886
Accounting fees	82,256
Printing and filing fees	8,340
Compliance expense	1,848
Other	203

Total expenses	844,006

Net investment loss	(6,299)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	6,220,670
Foreign currency related transactions	(101,062)
Change in unrealized appreciation/depreciation on:
Investments	8,516,428
Foreign currency related transactions	(894)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	14,635,142

Change in net assets from operations	$14,628,843

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small Company Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(6,299)	$132,498
Net realized gain (loss) on investments and foreign currency related transactions	6,119,608	5,223,283
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	8,515,534	4,882,538

Change in net assets from operations	14,628,843	10,238,319

Distributions to shareholders:
Distributions from net investment income	(85,415)	(209,127)
Distributions of net realized capital gains	(1,849,958)	—

Total distributions to shareholders	(1,935,373)	(209,127)

Capital transactions:
Received from shares sold	20,928,321	13,121,685
Received from dividends reinvested	1,935,373	209,127
Paid for shares redeemed	(10,090,319)	(3,854,845)

Change in net assets from capital transactions	12,773,375	9,475,967

Change in net assets	25,466,845	19,505,159
Net Assets:
Beginning of year	49,908,549	30,403,390

End of year	$75,375,394	$49,908,549

Undistributed net investment income (Accumulated net investment loss)	$(87,271)	$84,806

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$18.87	$14.69	$12.27	$7.99	$9.40
Operations:
Net investment income (loss)	(0.01)	0.03	0.02	0.01	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.98	4.23	2.54	4.29	(1.41)

Total from operations	4.97	4.26	2.56	4.30	(1.41)

Distributions:
Distributions from net investment income	(0.03)	(0.08)	(0.14)	(0.02)	—
Distributions of net realized capital gains	(0.58)	—	—	—	—

Total distributions	(0.61)	(0.08)	(0.14)	(0.02)	—

Net asset value, end of year	$23.23	$18.87	$14.69	$12.27	$7.99

Total return	26.35%	28.99%	20.87%	53.91%	(15.00)%
Ratios and supplemental data:
Net assets at end of year (millions)	$75.4	$49.9	$30.4	$24.7	$14.8
Ratios to average net assets:
Expenses	1.34%	1.47%	1.47%	1.59%	1.56%
Net investment income (loss)	(0.01)%	0.36%	0.16%	0.10%	0.03%
Portfolio turnover rate	69%	85%	82%	87%	92%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of December 31, 2006

Average Annual Total Returns:
One year	5.78%
Five year	4.36%
Ten year	-2.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Aggressive Growth Portfolio returned 5.78% versus 15.79% for the current benchmark, the S&P 500 Index.

The Portfolio’s under-performance during the period can be largely attributed to lagging holdings within the Information Technology and Consumer Staples sectors. On the flip side, strong security selection within Materials contributed positively to performance as did holdings within the Consumer Discretionary sector. Security selection in Industrials offset the negative contribution of a sector under-weight.(1)

Holdings in the Information Technology sector were the primary detractors from returns. Yahoo!, Inc., one of the largest negative detractors for the period was pressured by two main issues. First, early in the third quarter of 2006, the company announced it was postponing the launch of Project Panama, its new search monetization algorithm. Second, the company guided down ad revenue expectations due to weaker-than-expected spending by auto and financial advertisers.(1)

Within Consumer Staples, Whole Foods Market, Inc. hurt performance as the company’s same store sales lowed due to strong previous growth and competition in the organic food space. However, this company, which we believe has open-ended growth potential, a large market share and a strong brand name, should lead to long term stability and growth. As such, it will likely remain an important core holding in the Portfolio.(1)

An over-weight to the Health Care sector, coupled with certain laggards within the group, further pressured relative results for the time period. Generic drug maker Teva Pharmaceutical Industries, Ltd. was among the five bottom-performing holdings for the year, as weaker than expected financial results and questions about changes in management hurt the company’s performance. The position in Teva Pharmaceutical Industries, Ltd. was sold following the management change as the new CEO’s experience is limited and there is potential for the departure of other senior executives. Neurocrine Biosciences, Inc. was another weak performer for the time period. The stock declined 70% in one day when the FDA unexpectedly rejected the company’s application for approval of a new insomnia drug. We subsequently sold the position as the drug denial represented a fundamental change in the investment thesis.(1)

Within the Materials sector, strong security selection contributed positively to performance during the time period. As the world’s largest owner of potash, an essential fertilizer ingredient, Potash Corp. of Saskatchewan, Inc. continues to benefit from higher fertilizer prices. Additionally, after recent flooding of a Russian mine, Potash supplies are likely to fall to 25-year lows. Supply constraints as well as improving fundamentals are likely to continue to transform the Canadian company into a long term secular growth story.(1)

ABB Ltd., which provides power and automation technologies to global industry customers, helped boost returns within the industrials sector. ABB Ltd., a company we believe to be under-valued, appreciated after reporting higher volumes and impressive margin gains. Results are partly being driven by increased electrical infrastructure spending and lower costs associated with moving production from Europe to Asia. Strong free cash flow, the long-term secular need for improved power transmission, and dominant market share support continued investment in this company.(1)

Retailer Nordstrom, Inc. as well as outdoor advertising company Lamar Advertising Co. within the Consumer Discretionary sector further added to performance during the period. The former reported stronger than expected comparable store sales throughout much of the year while the latter expects to convert a number of its traditional billboards to higher revenue producing digital billboards.(1)

Turning to the Health Care sector Celgene Corp., a company we feel has open-ended growth potential, posted strong performance. The company, which researches, develops, and markets therapies to treat cancer and other diseases, drove returns higher. Celgene Corp. continued to report positive test results for key drug Revlimid through the fourth quarter and also benefited from inclusion into the S&P 500 Index.(1)

Going forward, we remain cautiously optimistic on the market and mindful of macroeconomic conditions. Above all, we remain committed to our stock selection process, relying on

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

hands-on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies that are in the early stages of transformational growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Aggressive Growth	S&P 500 Index

12/31/1996	10,000	10,000
06/30/1997	10,513	12,061
12/31/1997	11,253	13,336
06/30/1998	12,153	15,698
12/31/1998	12,135	17,148
06/30/1999	11,522	19,271
12/31/1999	12,834	20,756
06/30/2000	11,777	20,668
12/31/2000	9,325	18,866
06/30/2001	7,099	17,603
12/31/2001	6,357	16,624
06/30/2002	5,366	14,436
12/31/2002	4,583	12,950
06/30/2003	5,200	14,473
12/31/2003	6,027	16,664
06/30/2004	6,236	17,238
12/31/2004	6,567	18,478
06/30/2005	6,589	18,328
12/31/2005	7,439	19,385
06/30/2006	7,273	19,910
12/31/2006	7,868	22,447

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	86.4
Short-Term Notes	12.9
Repurchase Agreements and Other Net Assets	0.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Dade Behring Holdings, Inc.	7.1
2.	ABB Ltd.	5.5
3.	Celgene Corp.	4.9
4.	Nordstrom, Inc.	3.7
5.	CapitalSource, Inc.	3.6
6.	Davide Campari-Milano SpA	3.5
7.	Roche Holding AG	3.3
8.	Assurant, Inc.	3.0
9.	Potash Corp. of Saskatchewan, Inc.	2.8
10.	Yahoo!, Inc.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Health Care	18.8
Financials	15.6
Information Technology	15.5
Industrials	11.7
Consumer Discretionary	9.7
Consumer Staples	6.5
Telecommunication Services	5.8
Materials	2.8

86.4

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 86.4%	Shares	Value

CONSUMER DISCRETIONARY – 9.7%
Hotels, Restaurants & Leisure – 1.0%
Scientific Games Corp. Class A (a)	6,110	$184,705

Internet & Catalog Retail – 3.9%
IAC/ InterActiveCorp (a)	7,935	294,864
Submarino SA — GDR (b)	2,900	190,137
VistaPrint Limited (a)	6,465	214,056

		699,057

Media – 1.1%
Lamar Advertising Co. Class A (a)	3,035	198,459

Multiline Retail – 3.7%
Nordstrom, Inc.	13,170	649,808

TOTAL CONSUMER DISCRETIONARY		1,732,029

CONSUMER STAPLES – 6.5%
Beverages – 3.6%
Davide Campari-Milano SpA (c)	63,680	630,352

Food & Staples Retailing – 1.8%
Whole Foods Market, Inc.	6,955	326,398

Household Products – 1.1%
Reckitt Benckiser PLC (c)	4,437	202,403

TOTAL CONSUMER STAPLES		1,159,153

FINANCIALS – 15.6%
Capital Markets – 6.2%
MarketAxess Holdings, Inc. (a)	13,675	185,570
Merrill Lynch & Co., Inc.	3,470	323,057
The Goldman Sachs Group, Inc.	1,505	300,022
UBS AG (c)	4,950	299,562

		1,108,211

Diversified Financial Services – 2.0%
Chicago Mercantile Exchange Holdings, Inc.	695	354,276

Insurance – 3.7%
Assurant, Inc.	9,545	527,361
National Financial Partners Corp.	3,075	135,208

		662,569

Real Estate Investment Trusts – 3.7%
CapitalSource, Inc.	23,690	646,974

TOTAL FINANCIALS		2,772,030

HEALTH CARE – 18.8%
Biotechnology – 5.6%
Celgene Corp. (a)	14,985	862,087
United Therapeutics Corp. (a)	2,605	141,634

		1,003,721

Health Care Equipment & Supplies – 9.9%
Dade Behring Holdings, Inc.	31,810	1,266,356
Intuitive Surgical, Inc. (a)	2,175	208,583
Varian Medical Systems, Inc. (a)	5,935	282,328

		1,757,267

Pharmaceuticals – 3.3%
Roche Holding AG (c)	3,274	585,763

TOTAL HEALTH CARE		3,346,751

INDUSTRIALS – 11.7%
Air Freight & Logistics – 1.9%
FedEx Corp.	3,130	339,980

Commercial Services & Supplies – 4.3%
CoStar Group, Inc. (a)	5,120	274,227
Mobile Mini, Inc. (a)	13,045	351,433
Park 24 Co. Ltd. (c)	10,200	130,404

		756,064

Electrical Equipment – 5.5%
ABB Ltd. (c)	54,438	974,852

TOTAL INDUSTRIALS		2,070,896

INFORMATION TECHNOLOGY – 15.5%
Communications Equipment – 1.7%
QUALCOMM, Inc.	8,220	310,634

Computers & Peripherals – 2.6%
Apple Computer, Inc. (a)	5,385	456,863

Electronic Equipment & Instruments – 2.8%
Trimble Navigation Ltd. (a)	9,740	494,110

Internet Software & Services – 4.4%
Equinix, Inc. (a)	3,755	283,953
Yahoo!, Inc. (a)	19,475	497,391

		781,344

IT Services – 1.1%
Iron Mountain, Inc. (a)	4,620	190,991

Semiconductor & Semiconductor Equipment – 0.6%
Cypress Semiconductor Corp. (a)	6,625	111,764

Software – 2.3%
Electronic Arts, Inc. (a)	4,195	211,260
NAVTEQ Corp. (a)	5,415	189,363

		400,623

TOTAL INFORMATION TECHNOLOGY		2,746,329

MATERIALS – 2.8%
Chemicals – 2.8%
Potash Corp. of Saskatchewan, Inc.	3,475	498,593

TOTAL MATERIALS		498,593

TELECOMMUNICATION SERVICES – 5.8%
Diversified Telecommunication Services – 1.1%
Time Warner Telecom, Inc. (a)	9,650	192,325

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 86.4%	Shares	Value

Wireless Telecommunication Services – 4.7%
America Movil S.A. de C.V. – ADR	10,900	$492,898
Crown Castle International Corp. (a)	10,630	343,349

		836,247

TOTAL TELECOMMUNICATION SERVICES		1,028,572

Total Common Stocks (Cost $13,170,790)		$15,354,353

	Face	Fair
Short-Term Notes – 12.9%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 4.000% Effective Yield, 01/03/2007	$2,300,000	$2,299,387

Total Short-Term Notes (Cost $2,299,387)		2,299,387

	Face	Fair
Repurchase Agreements – 0.5%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$82,000	$82,000

Repurchase price $82,037
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $83,641
Total Repurchase Agreements (Cost $82,000)		$82,000

Total Investments (Cost $15,552,177) (d) – 99.8%		$17,735,740
Other Assets in Excess of Liabilities – 0.2%		35,044

Total Net Assets – 100.0%		$17,770,784

Percentages are stated as a percent of net assets.

Abbreviations:

    ADR: American Depository Receipts

    GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At year end, the value of these securities totaled $190,137 or 1.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,823,336 or 15.9% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(d)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $15,552,177)	$17,735,740
Cash	693
Receivable for fund shares sold	52,857
Dividends and accrued interest receivable	8,303
Prepaid expenses and other assets	224

Total assets	17,797,817

Liabilities:
Payable for fund shares redeemed	178
Payable for investment management services	12,121
Payable for compliance services	190
Accrued custody expense	2,376
Accrued professional fees	8,846
Accrued accounting fees	2,402
Accrued printing and filing fees	920

Total liabilities	27,033

Net assets	$17,770,784

Net assets consist of:
Par value, $1 per share	$2,489,220
Paid-in capital in excess of par value	26,347,530
Accumulated net realized loss on investments	(13,286,969)
Net unrealized appreciation on investments	2,183,563
Undistributed net investment income	37,440

Net assets	$17,770,784

Shares outstanding	2,489,220

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$7.14

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$73,631
Dividends (net of withholding tax of $4,820)	142,275

Total investment income	215,906

Expenses:
Management fees	134,850
Custodian fees	11,794
Directors’ fees	1,057
Professional fees	11,435
Accounting fees	15,453
Printing and filing fees	1,658
Compliance expense	1,848
Other	458

Total expenses	178,553

Net investment income	37,353

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	1,543,364
Foreign currency related transactions	(10)
Change in unrealized appreciation/depreciation on investments	(564,090)

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	979,264

Change in net assets from operations	$1,016,617

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$37,353	$(55,213)
Net realized gain (loss) on investments and foreign currency related transactions	1,543,354	2,580,548
Change in unrealized appreciation/depreciation on investments	(564,090)	(552,546)

Change in net assets from operations	1,016,617	1,972,789

Distributions to shareholders:
Distributions from net investment income	—	(3,726)

Capital transactions:
Received from shares sold	3,701,816	1,850,892
Received from dividends reinvested	—	3,726
Paid for shares redeemed	(3,527,661)	(3,355,672)

Change in net assets from capital transactions	174,155	(1,501,054)

Change in net assets	1,190,772	468,009
Net Assets:
Beginning of year	16,580,012	16,112,003

End of year	$17,770,784	$16,580,012

Undistributed net investment income	$37,440	$—

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$6.75	$5.96	$5.47	$4.16	$5.77
Operations:
Net investment income (loss)	0.02	(0.02)	—	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.37	0.81	0.49	1.32	(1.60)

Total from operations	0.39	0.79	0.49	1.31	(1.61)

Net asset value, end of year	$7.14	$6.75	$5.96	$5.47	$4.16

Total return	5.78%	13.28%	8.96%	31.49%	(27.90)%
Ratios and supplemental data:
Net assets at end of year (millions)	$17.8	$16.6	$16.1	$16.1	$12.4
Ratios to average net assets:
Expenses	1.06%	1.03%	0.95%	1.04%	1.06%
Net investment income (loss)	0.22%	(0.35)%	0.03%	(0.12)%	(0.23)%
Portfolio turnover rate	105%	139%	87%	94%	108%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	25.60%
Five year	8.95%
Since inception (1/3/97)	5.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Small Cap Growth Portfolio returned 25.60% versus 13.35% for the current benchmark, the Russell 2000 Growth Index.

Individual holdings within the Industrials and Consumer Discretionary sectors boosted relative performance as did strong performing picks in the Information Technology sector. Several holdings within Financials also drove performance higher. On the flip side, some laggards with the Health Care sector pressured relative results for the period. Certain companies within the Telecommunication Services sector detracted from relative performance.(1)

Top picks included media company Marvel Entertainment, Inc., which continued to buy back a significant percentage of the company’s stock towards year end and expects a strong movie slate in 2007. Another contributing performer, VistaPrint Limited, appears to be capitalizing on the short-run printing business with its proprietary print layout technology and online business model. The stock rose after reporting better-than-expected revenues and earnings early in the fourth quarter.(1)

Within the Industrials sector, Brazil’s largest rail logistics operator, All America Latina Logistica S.A., was among the top performing holdings of the year. The company had good earnings and benefited from favorable economic conditions in Latin America as well as positive market reaction to synergies from the Brazil Ferrovias acquisition.(1)

Another top performing pick for the year was Equinix, Inc., within the Information Technology sector. The company manages data centers and benefits from increased traffic on the internet driving the need for web-hosting. Following a strong first quarter, the company was investigated for options back dating. A strong rally followed the announcement the company was exonerated and the stock price rose 26% in the fourth quarter following several sell side upgrades.(1)

International Securities Exchange, Inc., an operator of an electronic securities exchange for equities options was the top contributor to performance among financial stocks. While the company suffered a sell off late in the period, strong average daily trading volume within the options market drove performance for the much of the year.(1)

Additionally, the Energy group made a strong showing, benefiting from well-performing individual holdings including oil and gas services company Tetra Technologies, Inc., which rallied 61.21% in 2006.(1)

In terms of detractors, certain under-performing holdings weighed on relative performance. Neurocrine Biosciences, Inc. was among the bottom-performing picks for the time period. The stock declined significantly when the FDA unexpectedly rejected the company’s application for approval of a new insomnia drug. Also within Health Care, Adolor Corporation posted weak performance. Unexpected safety concerns regarding the company’s key drug, Entereg, was responsible for the company’s dramatic downward move.(1)

Select Telecommunication Services picks were also laggards, including Neustar, Inc. The telecommunications company dropped about 18% during the third quarter. Neustar, Inc. changed contract terms with their carriers and the market took it as a negative, assuming that volume would not make up for the decrease in pricing.(1)

Even though the Consumer Discretionary group contributed greatly to the Portfolio’s out-performance for the quarter; Carter’s, Inc., a children’s wear manufacturer, was among the bottom-performing holdings as its soft retail business hurt performance.(1)

Looking ahead, as we remain optimistic about the small-cap universe, we’ll continue to focus on investing in companies we believe have solid growth potential and represent opportunities for positive shareholder returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Small Cap Growth	Russell 2000 Growth Index

01/03/1997	10,000	10,000
06/30/1997	10,079	10,509
12/31/1997	9,691	11,280
06/30/1998	11,068	11,896
12/31/1998	10,546	11,419
06/30/1999	12,822	12,883
12/31/1999	21,613	16,340
06/30/2000	26,317	16,540
12/31/2000	17,967	12,675
06/30/2001	13,174	12,680
12/31/2001	10,870	11,505
06/30/2002	8,956	9,509
12/31/2002	7,705	8,024
06/30/2003	8,925	9,575
12/31/2003	11,198	11,918
06/30/2004	11,183	12,595
12/31/2004	12,480	13,623
06/30/2005	12,556	13,135
12/31/2005	13,288	14,189
06/30/2006	14,295	15,051
12/31/2006	16,691	16,083

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	97.4
Short-Term Notes	2.4
Repurchase Agreements Less Net Liabilities	0.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Ultimate Software Group, Inc.	2.7
2.	CoStar Group, Inc.	2.6
3.	VistaPrint Limited	2.5
4.	Equinix, Inc.	2.5
5.	Omnicell, Inc.	2.4
6.	Jarden Corp.	2.3
7.	TALX Corp.	2.2
8.	World Fuel Services Corp.	2.2
9.	Lions Gate Entertainment Corp.	2.1
10.	International Securities Exchange, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.3
Industrials	22.5
Consumer Discretionary	20.2
Health Care	16.8
Financials	7.5
Energy	3.6
Telecommunication Services	1.2
Consumer Staples	0.3

97.4

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.4%	Shares	Value

CONSUMER DISCRETIONARY – 20.2%
Diversified Consumer Services – 0.9%
Capella Education Company (a)	700	$16,975
Sotheby’s	5,485	170,145

		187,120

Hotels, Restaurants & Leisure – 3.1%
Century Casinos, Inc. (a)	23,535	262,650
Morgans Hotel Group Co. (a)	1,290	21,840
Orient-Express Hotels Ltd. Class A	7,515	355,610

		640,100

Household Durables – 2.3%
Jarden Corp. (a)	13,750	478,362

Internet & Catalog Retail – 5.7%
GSI Commerce, Inc. (a)	10,985	205,969
Submarino SA (b)	3,285	107,614
ValueVision Media, Inc. (a)	26,960	354,254
VistaPrint Limited (a)	15,925	527,277

		1,195,114

Leisure Equipment & Products – 3.1%
Marvel Entertainment, Inc. (a)	14,005	376,875
Polaris Industries, Inc.	3,870	181,232
Smith & Wesson Holding Corp. (a)	7,595	78,532

		636,639

Media – 3.3%
Genius Products, Inc. (a)	90,500	246,160
Lions Gate Entertainment Corp. (a)	40,215	431,507

		677,667

Specialty Retail – 1.8%
J. Crew Group, Inc. (a)	6,405	246,913
Zumiez, Inc. (a)	4,470	132,044

		378,957

TOTAL CONSUMER DISCRETIONARY		4,193,959

CONSUMER STAPLES – 0.3%
Food & Staples Retailing – 0.1%
Susser Holdings Corp. (a)	850	15,300

Personal Products – 0.2%
Physicians Formula Holdings, Inc. (a)	2,985	55,790

TOTAL CONSUMER STAPLES		71,090

ENERGY – 3.6%
Energy Equipment & Services – 0.4%
Basic Energy Services, Inc. (a)	3,165	78,017

Oil, Gas & Consumable Fuels – 3.2%
Carrizo Oil & Gas, Inc. (a)	3,650	105,923
China Coal Energy Co. (a) (b)	89,540	58,133
Gasco Energy, Inc. (a)	19,785	48,473
World Fuel Services Corp.	10,230	454,826

		667,355

TOTAL ENERGY		745,372

FINANCIALS – 7.5%
Capital Markets – 1.9%
Hercules Technology Growth Capital, Inc.	7,970	113,573
MarketAxess Holdings, Inc. (a)	10,720	145,470
optionsXpress Holdings, Inc.	5,705	129,446

		388,489

Consumer Finance – 1.0%
Nelnet, Inc. (a)	7,810	213,682

Diversified Financial Services – 1.9%
International Securities Exchange, Inc.	8,410	393,504

Insurance – 1.3%
First Mercury Financial Corp. (a)	1,905	44,806
OneBeacon Insurance Group Ltd. (a)	7,715	216,020

		260,826

Real Estate Management & Development – 1.4%
LPS Brasil – Consultoria de Imoveis SA (a) (b)	26,675	293,406

TOTAL FINANCIALS		1,549,907

HEALTH CARE – 16.8%
Biotechnology – 1.1%
Affymax, Inc. (a)	845	28,764
Metabolix, Inc. (a)	3,005	56,915
United Therapeutics Corp. (a)	2,755	149,789

		235,468

Health Care Equipment & Supplies – 1.9%
I-Flow Corp. (a)	14,535	217,298
Sirona Dental Systems, Inc.	4,615	177,724

		395,022

Health Care Providers & Services – 10.6%
Bio-Reference Labs, Inc. (a)	2,555	57,462
Centene Corp. (a)	9,280	228,010
Dialysis Corporation of America (a)	630	8,007
Health Grades, Inc. (a)	21,910	98,376
HealthExtras, Inc. (a)	6,915	166,651
Healthways, Inc. (a)	1,310	62,500
Hythiam, Inc. (Private Placement Issue) (a) (c)	9,521	79,177
Hythiam, Inc. (a)	21,085	194,825
LHC Group, Inc. (a)	7,785	221,950
MWI Veterinary Supply, Inc. (a)	3,635	117,410
Pediatrix Medical Group, Inc. (a)	2,665	130,318
PSS World Medical, Inc. (a)	12,820	250,375
Radiation Therapy Services, Inc. (a)	11,690	368,469
The Providence Service Corp. (a)	1,915	48,124
United Surgical Partners International, Inc. (a)	6,010	170,384

		2,202,038

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.4%	Shares	Value

Health Care Technology – 2.3%
Omnicell, Inc. (a)	26,130	$486,802

Life Sciences Tools & Services – 0.3%
Ventana Medical Systems Inc. (a)	1,200	51,636

Pharmaceuticals – 0.6%
Adams Respiratory Therapeutics (a)	2,785	113,656

TOTAL HEALTH CARE		3,484,622

INDUSTRIALS – 22.5%
Aerospace & Defense – 1.0%
Ceradyne, Inc. (a)	2,950	166,675
Stanley, Inc. (a)	2,390	40,415

		207,090

Air Freight & Logistics – 0.9%
Pacer International, Inc.	6,470	192,612

Commercial Services & Supplies – 14.4%
American Reprographics Co. (a)	9,245	307,951
Barrett Business Services, Inc.	5,915	138,529
CoStar Group, Inc. (a)	10,071	539,403
Huron Consulting Group, Inc. (a)	6,895	312,619
HIS, Inc. (a)	6,210	245,171
Innerworkings, Inc. (a)	12,375	197,505
Jackson Hewitt Tax Service, Inc.	6,305	214,181
Kenexa Corp. (a)	4,900	162,974
Knoll, Inc.	10,745	236,390
On Assignment, Inc. (a)	9,410	110,567
Resources Connection, Inc. (a)	4,145	131,977
The Advisory Board Co. (a)	6,345	339,711
UTEK Corp.	5,075	57,652

		2,994,630

Construction & Engineering – 0.9%
Flint Energy Services Ltd. (a) (b)	7,270	185,467

Electrical Equipment – 0.3%
First Solar, Inc. (a)	1,655	49,319

Marine – 0.9%
Horizon Lines Inc. Class A	7,105	191,551

Road & Rail – 1.1%
All America Latina Logistica S.A. (b)	21,785	226,058

Trading Companies & Distributors – 2.6%
Beacon Roofing Supply, Inc. (a)	7,925	149,149
Nuco2, Inc. (a)	11,265	277,006
TransDigm Group, Inc. (a)	4,125	109,354

		535,509

Transportation Infrastructure – 0.4%
Aegean Marine Petroleum Network Inc. (a)	5,160	84,624

TOTAL INDUSTRIALS		4,666,860

INFORMATION TECHNOLOGY – 25.3%
Communications Equipment – 2.4%
Acme Packet, Inc. (a)	4,465	92,158
Optium Corp. (a)	890	22,196
Riverbed Technology, Inc. (a)	4,265	130,935
SiRF Technology Holdings, Inc. (a)	10,190	260,049

		505,338

Computers & Peripherals – 0.1%
Isilon Systems, Inc. (a)	720	19,706

Electronic Equipment & Instruments – 2.4%
DTS, Inc. (a)	3,265	78,980
IPG Photonics Corp. (a)	7,235	173,640
Trimble Navigation Ltd. (a)	4,620	234,373

		486,993

Internet Software & Services – 8.7%
Bankrate, Inc. (a)	5,985	227,131
Chordiant Software, Inc. (a)	14,075	46,588
Dealertrack Holdings, Inc. (a)	6,575	193,437
DIVX, Inc. (a)	1,795	41,411
Equinix, Inc. (a)	6,855	518,375
Internap Network Services Corp. (a)	1,305	25,930
Liquidity Services, Inc. (a)	3,170	54,556
LivePerson, Inc. (a)	43,180	225,831
Omniture, Inc. (a)	11,175	157,344
Think Partnership, Inc. (a)	16,945	55,241
ValueClick, Inc. (a)	8,240	194,711
Workstream, Inc. (a)	64,785	72,559

		1,813,114

IT Services – 5.1%
Euronet Worldwide, Inc. (a)	5,570	165,373
Infocrossing, Inc. (a)	23,760	387,288
TALX Corp.	16,910	464,180
Wright Express Corp. (a)	1,260	39,274

		1,056,115

Semiconductor & Semiconductor Equipment – 1.8%
Hittite Microwave Corp. (a)	1,235	39,915
Microsemi Corp. (a)	13,110	257,612
Trident Microsystems, Inc. (a)	4,485	81,537

		379,064

Software – 4.8%
NAVTEQ Corp. (a)	5,810	203,176
Quest Software, Inc. (a)	9,415	137,930
Synchronoss Technologies, Inc. (a)	5,800	79,576
Ultimate Software Group, Inc. (a)	24,420	568,009

		988,691

TOTAL INFORMATION TECHNOLOGY		5,249,021

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.4%	Shares	Value

TELECOMMUNICATION SERVICES – 1.2%
Diversified Telecommunication Services – 1.2%
NeuStar, Inc. Class A (a)	7,810	$253,356

TOTAL TELECOMMUNICATION SERVICES		253,356

Total Common Stocks (Cost $16,700,548)		$20,214,187

	Face	Fair
Short-Term Notes – 2.4%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 4.000% Effective Yield, 01/03/2007	$500,000	$499,867

Total Short-Term Notes (Cost $499,867)		$499,867

	Face	Fair
Repurchase Agreements – 0.3%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$62,000	$62,000

Repurchase price $62,028
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $63,240
Total Repurchase Agreements (Cost $62,000)		$62,000

Total Investments (Cost $17,262,415) (d) – 100.1%		$20,776,054
Liabilities in Excess of Other Assets – (0.1)%		(24,864)

Total Net Assets – 100.0%		$20,751,190

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $870,678 or 4.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	A market quotation for this investment was not readily available at year end. As discussed in Note 2 of the Notes to Financial Statements, the price for this security was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $79,177 or 0.4% of the Portfolio’s net assets.

(d)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $17,262,415)	$20,776,054
Cash	593
Receivable for securities sold	100,639
Receivable for fund shares sold	13,790
Dividends and accrued interest receivable	10,671
Prepaid expenses and other assets	231

Total assets	20,901,978

Liabilities:
Payable for securities purchased	26,304
Payable for fund shares redeemed	94,014
Payable for investment management services	16,791
Payable for compliance services	190
Accrued custody expense	1,300
Accrued professional fees	8,846
Accrued accounting fees	2,412
Accrued printing and filing fees	931

Total liabilities	150,788

Net assets	$20,751,190

Net assets consist of:
Par value, $1 per share	$1,896,125
Paid-in capital in excess of par value	29,970,720
Accumulated net realized loss on investments	(14,627,553)
Net unrealized appreciation on investments	3,513,639
Net unrealized appreciation on foreign currency related transactions	311
Accumulated net investment loss	(2,052)

Net assets	$20,751,190

Shares outstanding	1,896,125

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$10.94

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$8,666
Dividends (net of withholding tax of $436)	34,118

Total investment income	42,784

Expenses:
Management fees	173,285
Custodian fees	7,800
Directors’ fees	1,149
Professional fees	11,477
Accounting fees	13,731
Printing and filing fees	1,593
Compliance expense	1,848
Other	496

Total expenses	211,379

Net investment loss	(168,595)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	2,575,378
Foreign currency related transactions	(445)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,737,681

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	4,312,614

Change in net assets from operations	$4,144,019

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(168,595)	$(131,236)
Net realized gain (loss) on investments and foreign currency related transactions	2,574,933	4,552,080
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	1,737,681	(3,367,428)

Change in net assets from operations	4,144,019	1,053,416

Capital transactions:
Received from shares sold	4,003,777	2,066,017
Paid for shares redeemed	(4,489,613)	(4,178,226)

Change in net assets from capital transactions	(485,836)	(2,112,209)

Change in net assets	3,658,183	(1,058,793)
Net Assets:
Beginning of year	17,093,007	18,151,800

End of year	$20,751,190	$17,093,007

Undistributed net investment income (Accumulated net investment loss)	$(2,052)	$9,493

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$8.71	$8.18	$7.34	$5.05	$7.12
Operations:
Net investment loss	(0.09)	(0.07)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.32	0.60	0.89	2.33	(2.02)

Total from operations	2.23	0.53	0.84	2.29	(2.07)

Net asset value, end of year	$10.94	$8.71	$8.18	$7.34	$5.05

Total return	25.60%	6.48%	11.44%	45.35%	(29.07)%
Ratios and supplemental data:
Net assets at end of year (millions)	$20.8	$17.1	$18.2	$18.1	$12.5
Ratios to average net assets:
Expenses	1.16%	1.11%	1.11%	1.19%	1.21%
Net investment loss	(0.92)%	(0.77)%	(0.69)%	(0.72)%	(0.80)%
Portfolio turnover rate	93%	93%	38%	40%	285%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	9.71%
Five year	8.31%
Since inception (1/3/97)	10.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Mid Cap Opportunity Portfolio returned 9.71% versus 10.66% for the current benchmark, the Russell MidCap Growth Index.

As 2006 came to a close, crosscurrents in the equity market are once again, very strong. The fourth quarter proved to be profitable despite persistent concerns over the strength of the economy. Despite a year characterized by slower real GDP growth, 2006 marked the fourth year in a row of equity market gains. The larger-cap indices did very well, with the Dow Jones Industrials Average and S&P 500 Index gaining 16.3% and 15.8%, respectively. Midcap stocks lagged for the quarter and year. It was another year in which Value trumped Growth. In the midcap space, the Russell MidCap Value Index rose 20.22% approximately doubling the 10.66% move in the MidCap Growth Index.

For the year, some of our best performance came from the Consumer Discretionary sector. Among our top contributors were Bebe Stores Inc, THQ Inc., and International Game Technology. These three companies fall into very different segments of the broad Consumer Discretionary sector, representing good bottom up stock selection, not a sector bet on the consumer. In the case of Bebe Stores Inc. and THQ Inc., the stocks were purchased at what we believe were extremely attractive levels due to investor’s short term fears of the companies’ prospects.(1)

Bebe Stores Inc., a contemporary retailer of women’s apparel and accessories, operates more than 240 stores worldwide. We have owned this “small-cap graduate” (a company in which we build a knowledge base as it grows through its small-cap status) in our small-cap growth portfolios in years past. Bebe Stores Inc.’s products target women ages 21 to 35 and include tops, dresses, activewear, and accessories for career, evening, casual, and active lifestyles. Bebe Stores Inc. was purchased in early 2006, when near term sales did not meet investor’s expectations. We felt management had the correct merchandising strategy to drive double digit top and bottom growth during the second half of the year. Since we purchased the stock in early 2006, Bebe Stores Inc. has experienced strong double-digit sales increases and the stock produced significant returns for the Portfolio.(1)

THQ Inc. develops interactive entertainment software games for video consoles and PC’s. We purchased the stock in the summer of 2006 during a market correction of equities in general and tech stocks in particular. Fears of a recession and poor demand for THQ Inc.’s products did not materialize and we had a big winner in 2006.(1)

International Game Technology is the largest designer and manufacturer of computerized casino gaming products, video and slot machines. It is one of a number of positions we own with exposure to the fast growing gaming business. We purchased the stock in early 2005 knowing that the company’s revenue and earnings growth would likely pick up in 2006, as they moved their business to more sophisticated server-based machines. We correctly anticipated a new spending cycle by casino operators both domestically and internationally.(1)

Energy in 2006 proved to be a challenging sector to navigate. Calling on our twenty years of experience in the energy space, we navigated it successfully, remaining slightly under benchmark-weighting at about 7.5% of the Portfolio, but generating strong returns through good stock selection. While energy related stocks started the year strong, they corrected sharply in spring as oil and natural gas prices came down from their lofty price points. We thinned back positions in advance of the correction, and used subsequent weakness to re-build exposure in the third quarter. As many energy stocks recovered in the fourth quarter, we were well positioned to realize gains. We are cautious on the Energy sector as we expect that earning growth in 2007 will begin to slow from the torrid pace of the last several years.(1)

Looking back on the year, technology stock selection was our biggest disappointment and the segment that precluded us from a very good year. Much of our trouble can be traced to weakness in a basket of telecom equipment companies, Nortel Networks Corp., Ciena Corp., and Tellabs, Inc. These companies all produce networking and switching equipment to large telecom providers. The telecom capital spending cycle did not kick in as we anticipated it would over the

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

summer, and all three stocks corrected sharply, detracting from returns.(1)

On the plus side in technology, long held Apple Computer, Inc. continued to generate solid returns as did chip maker NVIDIA Corp., which provides graphics semi-conductor chips to the PC and electronic game/play stations. The new generation of game consoles has been welcomed by the marketplace. As primary supplier to a number of the consol makers, NVIDIA Corp. stock has moved up sharply late in 2006.(1)

Looking into 2007, we remain optimistic about U.S. equities. GDP growth should be positive and we see no recession for 2007. We believe that the Fed will remain on the sidelines, with the possibility of easing (lowering) rates later in the year.

The S&P 500 Index has had 18 quarters of double digit growth. While we believe the rate of growth should slow in 2007, equity price movements tend to correlate with the direction of earnings and not the rate of change. The S&P 500 Index has yet to match the valuation extremes existing in past bull market peaks, and at about 15 times forecasted 2007 price/earnings (PE), we could see further upside to market multiples.

Long term interest rates are low, inflationary expectations are in the 2-3% range and tax rates on capital gains and dividends are still quite low. The Portfolio’s forecasted 2007 price/ earnings multiple remain at about 18 times in line with the Portfolio’s estimated growth rate. As such, we expect 2007 to be another reasonable opportunity to grow our investor’s capital. We expect to remain reasonably sector neutral, with a keen eye to managing downside volatility. We appreciate your confidence in our investment process.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Mid Cap Opportunity	Russell MidCap Growth Index

01/03/1997	10,000	10,000
06/30/1997	11,333	11,041
12/31/1997	13,657	12,240
06/30/1998	14,451	13,693
12/31/1998	14,624	14,427
06/30/1999	17,751	16,474
12/31/1999	23,727	21,827
06/30/2000	23,884	24,479
12/31/2000	21,725	19,262
06/30/2001	21,397	16,765
12/31/2001	18,938	15,381
06/30/2002	15,651	12,350
12/31/2002	14,084	11,166
06/30/2003	16,767	13,258
12/31/2003	20,611	15,935
06/30/2004	21,690	16,881
12/31/2004	23,405	18,401
06/30/2005	23,317	18,715
12/31/2005	25,727	20,628
06/30/2006	27,058	21,155
12/31/2006	28,226	22,826

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	96.9
Repurchase Agreements and Other Net Assets	3.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Palm, Inc.	2.0
2.	Mueller Water Products, Inc. Class A	1.5
3.	Psychiatric Solutions, Inc.	1.5
4.	Thermo Fisher Scientific, Inc.	1.5
5.	Affiliated Managers Group, Inc.	1.5
6.	Express Scripts, Inc.	1.4
7.	Interdigital Communications Corp.	1.4
8.	Juniper Networks, Inc.	1.4
9.	Scientific Games Corp. Class A	1.4
10.	SVB Financial Group	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	28.6
Health Care	17.6
Consumer Discretionary	16.1
Industrials	8.5
Energy	8.4
Financials	8.3
Consumer Staples	4.2
Materials	3.3
Utilities	1.0
Telecommunication Services	0.9

96.9

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 96.9%	Shares	Value

CONSUMER DISCRETIONARY – 16.1%
Diversified Consumer Services – 1.0%
Sotheby’s	28,000	$868,560

Hotels, Restaurants & Leisure – 6.1%
Boyd Gaming Corp.	25,000	1,132,750
Hilton Hotels Corp.	33,000	1,151,700
International Game Technology	21,000	970,200
Scientific Games Corp. Class A (a)	39,000	1,178,970
Yum! Brands, Inc.	15,000	882,000

		5,315,620

Household Durables – 2.4%
Harman International Industries, Inc.	11,000	1,099,010
Tempur-Pedic International, Inc. (a)	46,000	941,160

		2,040,170

Internet & Catalog Retail – 2.4%
NetFlix, Inc. (a)	38,500	995,610
Nutri/ System Inc. (a)	17,000	1,077,630

		2,073,240

Specialty Retail – 3.5%
Limited Brands, Inc.	36,000	1,041,840
Pacific Sunwear Of California Inc. (a)	47,000	920,260
The TJX Cos., Inc.	38,000	1,083,760

		3,045,860

Textiles, Apparel & Luxury Goods – 0.7%
Under Armour, Inc. Class A (a)	12,000	605,400

TOTAL CONSUMER DISCRETIONARY		13,948,850

CONSUMER STAPLES – 4.2%
Food & Staples Retailing – 0.9%
Rite Aid Corp. (a)	137,500	748,000

Food Products – 1.0%
McCormick & Co., Inc.	23,500	906,160

Personal Products – 1.1%
Avon Products, Inc.	29,000	958,160

Tobacco – 1.2%
Loews Corp. – Carolina Group	16,000	1,035,520

TOTAL CONSUMER STAPLES		3,647,840

ENERGY – 8.4%
Energy Equipment & Services – 3.9%
Cameron International Corp. (a)	17,500	928,375
ENSCO International, Inc.	20,000	1,001,200
Grant Prideco, Inc. (a)	18,000	715,860
Halliburton Co.	22,000	683,100

		3,328,535

Oil, Gas & Consumable Fuels – 4.5%
Newfield Exploration Co. (a)	23,500	1,079,825
Quicksilver Resources, Inc. (a)	28,000	1,024,520
Southwestern Energy Co. (a)	25,700	900,785
Williams Cos., Inc.	35,000	914,200

		3,919,330

TOTAL ENERGY		7,247,865

FINANCIALS – 8.3%
Capital Markets – 2.5%
Affiliated Managers Group, Inc. (a)	12,000	1,261,560
E*TRADE Financial Corp. (a)	41,900	939,398

		2,200,958

Commercial Banks – 3.8%
AmericanWest Bancorp	42,200	1,022,084
SVB Financial Group (a)	25,000	1,165,500
Zions Bancorporation	13,300	1,096,452

		3,284,036

Diversified Financial Services – 0.9%
NYSE Group, Inc. (a)	8,000	777,600

Thrifts & Mortgage Finance – 1.1%
People’s Bank (CT)	21,500	959,330

TOTAL FINANCIALS		7,221,924

HEALTH CARE – 17.6%
Biotechnology – 3.1%
Biogen Idec, Inc. (a)	14,000	688,660
Celgene Corp. (a)	20,000	1,150,600
Cephalon, Inc. (a)	12,000	844,920

		2,684,180

Health Care Equipment & Supplies – 5.7%
Dade Behring Holdings, Inc.	28,000	1,114,680
DENTSPLY International, Inc.	34,000	1,014,900
Hologic, Inc. (a)	20,000	945,600
ResMed, Inc. (a)	20,000	984,400
St. Jude Medical, Inc. (a)	25,000	914,000

		4,973,580

Health Care Providers & Services – 4.0%
Express Scripts, Inc. (a)	17,000	1,217,200
Psychiatric Solutions, Inc. (a)	34,600	1,298,192
Sunrise Senior Living, Inc. (a)	30,000	921,600

		3,436,992

Life Sciences Tools & Services – 2.8%
Qiagen NV (a)	75,000	1,134,750
Thermo Fisher Scientific, Inc. (a)	28,000	1,268,120

		2,402,870

Pharmaceuticals – 2.0%
Allergan, Inc.	8,000	957,920
Forest Laboratories, Inc. Class A (a)	15,000	759,000

		1,716,920

TOTAL HEALTH CARE		15,214,542

INDUSTRIALS – 8.5%
Aerospace & Defense – 1.4%
L-3 Communications Holdings, Inc.	14,100	1,153,098

Airlines – 1.1%
UAL Corp. (a)	22,000	968,000

Building Products – 1.2%
Simpson Manufacturing Co., Inc.	31,000	981,150

Commercial Services & Supplies – 1.0%
Covanta Holding Corp. (a)	40,000	881,600

Construction & Engineering – 1.3%
Chicago Bridge & Iron Co. NV, New York Shares	42,000	1,148,280

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 96.9%	Shares	Value

Machinery – 1.5%
Mueller Water Products, Inc. Class A	89,000	$1,323,430

Road & Rail – 1.0%
Landstar System, Inc.	22,600	862,868

TOTAL INDUSTRIALS		7,318,426

INFORMATION TECHNOLOGY – 28.6%
Communications Equipment – 4.0%
Interdigital Communications Corp. (a)	36,100	1,211,155
Juniper Networks, Inc. (a)	63,000	1,193,220
QUALCOMM, Inc.	27,300	1,031,667

		3,436,042

Computers & Peripherals – 6.5%
Apple Computer, Inc. (a)	7,500	636,300
Avid Technology, Inc. (a)	25,000	931,500
Brocade Communications Systems, Inc. (a)	90,000	738,900
Network Appliance, Inc. (a)	19,000	746,320
Palm, Inc. (a)	120,000	1,690,800
SanDisk Corp. (a)	21,000	903,630

		5,647,450

Electronic Equipment & Instruments – 1.2%
SunPower Corp. (a)	28,000	1,040,760

Internet Software & Services – 1.0%
ValueClick, Inc. (a)	38,500	909,755

IT Services – 3.3%
Alliance Data Systems Corp. (a)	16,000	999,520
CheckFree Corp. (a)	25,000	1,004,000
Fiserv, Inc. (a)	16,000	838,720

		2,842,240

Semiconductor & Semiconductor Equipment – 6.0%
Atheros Communications, Inc. (a)	39,980	852,374
Integrated Device Technology, Inc. (a)	50,000	774,000
Lam Research Corp. (a)	14,000	708,680
NVIDIA Corp. (a)	24,000	888,240
Silicon Laboratories, Inc. (a)	29,000	1,004,850
Trident Microsystems, Inc. (a)	53,600	974,448

		5,202,592

Software – 6.6%
Activision, Inc. (a)	55,000	948,200
Autodesk, Inc. (a)	26,000	1,051,960
Citrix Systems, Inc. (a)	38,000	1,027,900
Electronic Arts, Inc. (a)	13,500	679,860
NAVTEQ Corp. (a)	30,000	1,049,100
THQ, Inc. (a)	30,000	975,600

		5,732,620

TOTAL INFORMATION TECHNOLOGY		24,811,459

MATERIALS – 3.3%
Construction Materials – 2.2%
Texas Industries, Inc.	13,000	834,990
Vulcan Materials Co.	11,500	1,033,505

		1,868,495

Metals & Mining – 1.1%
Ipsco, Inc.	10,100	948,087

TOTAL MATERIALS		2,816,582

TELECOMMUNICATION SERVICES – 0.9%
Diversified Telecommunication Services – 0.9%
Time Warner Telecom, Inc. (a)	41,000	817,130

TOTAL TELECOMMUNICATION SERVICES		817,130

UTILITIES – 1.0%
Independent Power Producers & Energy Traders – 1.0%
Dynegy, Inc. Class A (a)	297	2,150
The AES Corp. (a)	40,000	881,600

TOTAL UTILITIES		883,750

Total Common Stocks (Cost $75,969,142)		$83,928,368

	Face	Fair
Repurchase Agreements – 3.0%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$2,568,000	$2,568,000

Repurchase price $2,569,170
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $2,619,380
Total Repurchase Agreements (Cost $2,568,000)		$2,568,000

Total Investments (Cost $78,537,142) (b) – 99.9%		$86,496,368
Other Assets in Excess of Liabilities – 0.1%		116,722

Total Net Assets – 100.0%		$86,613,090

Percentages are stated as a percent of net assets.
Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $78,537,142)	$86,496,368
Cash	2,916
Receivable for securities sold	198,522
Receivable for fund shares sold	8,719
Dividends and accrued interest receivable	9,667
Prepaid expenses and other assets	1,152

Total assets	86,717,344

Liabilities:
Payable for fund shares redeemed	18,686
Payable for investment management services	63,607
Payable for compliance services	190
Accrued custody expense	2,553
Accrued professional fees	8,846
Accrued accounting fees	5,732
Accrued printing and filing fees	4,640

Total liabilities	104,254

Net assets	$86,613,090

Net assets consist of:
Par value, $1 per share	$4,536,986
Paid-in capital in excess of par value	67,406,468
Accumulated net realized gain on investments	6,710,410
Net unrealized appreciation on investments	7,959,226

Net assets	$86,613,090

Shares outstanding	4,536,986

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$19.09

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$79,957
Dividends (net of withholding tax of $2,598)	362,763

Total investment income	442,720

Expenses:
Management fees	759,509
Custodian fees	15,336
Directors’ fees	5,587
Professional fees	13,433
Accounting fees	36,474
Printing and filing fees	7,753
Compliance expense	1,848
Other	2,522

Total expenses	842,462

Net investment loss	(399,742)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	12,759,101
Change in unrealized appreciation/depreciation on investments	(4,028,073)

Net realized/unrealized gain (loss) on investments	8,731,028

Change in net assets from operations	$8,331,286

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(399,742)	$(356,192)
Net realized gain (loss) on investments	12,759,101	12,374,358
Change in unrealized appreciation/depreciation on investments	(4,028,073)	(3,700,808)

Change in net assets from operations	8,331,286	8,317,358

Capital transactions:
Received from shares sold	5,152,986	4,567,007
Paid for shares redeemed	(16,861,366)	(19,535,180)

Change in net assets from capital transactions	(11,708,380)	(14,968,173)

Change in net assets	(3,377,094)	(6,650,815)
Net Assets:
Beginning of year	89,990,184	96,640,999

End of year	$86,613,090	$89,990,184

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$17.40	$15.83	$13.94	$9.53	$12.81
Operations:
Net investment income (loss)	(0.09)	(0.07)	(0.05)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.78	1.64	1.94	4.43	(3.29)

Total from operations	1.69	1.57	1.89	4.41	(3.28)

Net asset value, end of year	$19.09	$17.40	$15.83	$13.94	$9.53

Total return	9.71%	9.92%	13.56%	46.34%	(25.60)%
Ratios and supplemental data:
Net assets at end of year (millions)	$86.6	$90.0	$96.6	$89.4	$65.5
Ratios to average net assets:
Expenses	0.94%	0.95%	0.96%	1.01%	1.02%
Net investment income (loss)	(0.45)%	(0.40)%	(0.36)%	(0.20)%	0.07%
Portfolio turnover rate	209%	205%	206%	261%	385%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Objective

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor’s 500 Index.

 Performance as of December 31, 2006

Average Annual Total Returns:
One year	15.30%
Five year	5.61%
Since inception (1/3/97)	8.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the S&P 500 Index Portfolio returned 15.30% versus 15.79% for the current benchmark, the S&P 500 Index.

The Portfolio’s correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the S&P 500 Index. The Portfolio also invests in S&P 500 Depository Receipts (“Spiders”) which mimic the return of the S&P 500 Index. At year end, “Spiders” accounted for 0.6% of the Portfolio’s net assets.(1)

The top five holdings in the Portfolio were Exxon Mobil Corp., General Electric Co., Citigroup, Inc., Microsoft Corp., and Bank of America Corp.(1)

The largest contributors to the Index return for 2006 were Exxon Mobil Corp., Cisco Systems, Inc., AT&T Inc., Chevron Corp., and BellSouth Corp. The largest detractors for the Index in 2006 were Intel Corp., Yahoo!, Inc., eBay, Inc., Amgen, Inc., and UnitedHealth Group, Inc.

Inflation and growth are going to be watched closely by equity investors in 2007. The Fed has been on hold since the end of June, leaving Fed Funds at 5.25% for the last four meetings in 2006. Core inflation moderated in the second half of 2006 allowing equities to rise the last half of the year. If core inflation accelerates into 2007, the Fed may be forced to raise rates, putting pressure on equities. Conversely, if inflation is held in check and GDP growth stalls the Fed might need to cut rates. Moderate inflation coupled with current earnings estimates should support higher stock prices in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	S&P 500 Index Portfolio	S&P 500 Index

01/03/1997	10,000	10,000
06/30/1997	12,057	11,942
12/31/1997	13,174	13,205
06/30/1998	15,524	15,544
12/31/1998	17,126	16,979
06/30/1999	19,246	19,082
12/31/1999	21,515	20,552
06/30/2000	21,631	20,465
12/31/2000	19,439	18,681
06/30/2001	17,974	17,430
12/31/2001	16,848	16,460
06/30/2002	14,521	14,294
12/31/2002	13,035	12,823
06/30/2003	14,525	14,330
12/31/2003	16,664	16,501
06/30/2004	17,200	17,069
12/31/2004	18,381	18,296
06/30/2005	18,206	18,148
12/31/2005	19,202	19,195
06/30/2006	19,690	19,714
12/31/2006	22,140	22,227
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	99.3
Exchange Traded Funds	0.6
Repurchase Agreements and Other Net Assets	0.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Exxon Mobil Corp.	3.5
2.	General Electric Co.	3.0
3.	Citigroup, Inc.	2.1
4.	Microsoft Corp.	2.0
5.	Bank of America Corp.	1.9
6.	The Procter & Gamble Co.	1.6
7.	Johnson & Johnson	1.5
8.	Pfizer, Inc.	1.5
9.	American International Group, Inc.	1.5
10.	Altria Group, Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	22.1
Information Technology	15.0
Health Care	11.9
Industrials	10.8
Consumer Discretionary	10.6
Energy	9.8
Consumer Staples	9.2
Utilities	3.5
Telecommunication Services	3.5
Materials	2.9

99.3

Ohio National Fund, Inc.
S&P 500 Index Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

CONSUMER DISCRETIONARY – 10.6%
Auto Components – 0.2%
Johnson Controls, Inc.	2,800	$240,576
The Goodyear Tire & Rubber Co. (a)	2,500	52,475

		293,051

Automobiles – 0.4%
Ford Motor Co.	26,787	201,170
General Motors Corp.	8,000	245,760
Harley-Davidson, Inc.	3,700	260,739

		707,669

Distributors – 0.1%
Genuine Parts Co.	2,400	113,832

Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	2,000	77,940
H&R Block, Inc.	4,600	105,984

		183,924

Hotels, Restaurants & Leisure – 1.6%
Carnival Corp.	6,300	309,015
Darden Restaurants, Inc.	2,100	84,357
Harrah’s Entertainment, Inc.	2,600	215,072
Hilton Hotels Corp.	5,500	191,950
International Game Technology	4,800	221,760
Marriott International, Inc. Class A	4,800	229,056
McDonald’s Corp.	17,600	780,208
Starbucks Corp. (a)	10,700	378,994
Starwood Hotels & Resorts Worldwide, Inc.	3,000	187,500
Wendy’s International, Inc.	1,400	46,326
Wyndham Worldwide Corp. (a)	2,860	91,577
Yum! Brands, Inc.	3,800	223,440

		2,959,255

Household Durables – 0.6%
Centex Corp.	1,700	95,659
D.R. Horton, Inc.	3,900	103,311
Fortune Brands, Inc.	2,100	179,319
Harman International Industries, Inc.	900	89,919
KB Home	1,100	56,408
Leggett & Platt, Inc.	2,500	59,750
Lennar Corp. Class A	2,000	104,920
Newell Rubbermaid, Inc.	3,900	112,905
Pulte Homes, Inc.	3,000	99,360
Snap-on, Inc.	800	38,112
The Black & Decker Corp.	1,000	79,970
The Stanley Works	1,200	60,348
Whirlpool Corp.	1,155	95,888

		1,175,869

Internet & Catalog Retail – 0.2%
Amazon.com Inc. (a)	4,400	173,624
IAC/ InterActiveCorp (a)	3,200	118,912

		292,536

Leisure Equipment & Products – 0.2%
Brunswick Corp.	1,300	41,470
Eastman Kodak Co.	4,100	105,780
Hasbro, Inc.	2,300	62,675
Mattel, Inc.	5,400	122,364

		332,289

Media – 3.7%
CBS Corp. Class B	11,050	344,539
Clear Channel Communications, Inc.	7,000	248,780
Comcast Corp. Class A (a)	29,602	1,253,053
Dow Jones & Co., Inc.	900	34,200
Gannett Co., Inc.	3,300	199,518
Interpublic Group of Companies, Inc. (a)	6,223	76,170
Meredith Corp.	600	33,810
News Corp. Class A	33,200	713,136
Omnicom Group, Inc.	2,400	250,896
The DIRECTV Group Inc. (a)	10,900	271,846
The E.W. Scripps Co. Class A	1,200	59,928
The McGraw-Hill Companies, Inc.	5,000	340,100
The New York Times Co. Class A	2,000	48,720
The Walt Disney Co.	29,400	1,007,538
Time Warner, Inc.	56,700	1,234,926
Tribune Co.	2,700	83,106
Univision Communications, Inc. Class A (a)	3,600	127,512
Viacom, Inc. Class B (a)	9,950	408,248

		6,736,026

Multiline Retail – 1.1%
Big Lots, Inc. (a)	1,600	36,672
Dillard’s Inc. Class A	900	31,473
Dollar General Corp.	4,400	70,664
Family Dollar Stores, Inc.	2,200	64,526
Federated Department Stores, Inc.	7,476	285,060
J.C. Penney Co. Inc.	3,200	247,552
Kohl’s Corp. (a)	4,600	314,778
Nordstrom, Inc.	3,200	157,888
Sears Holdings Corp. (a)	1,201	201,684
Target Corp.	12,200	696,010

		2,106,307

Specialty Retail – 2.0%
AutoNation, Inc. (a)	2,100	44,772
AutoZone, Inc. (a)	700	80,892
Bed Bath & Beyond, Inc. (a)	4,000	152,400
Best Buy Co., Inc.	5,775	284,072
Circuit City Stores, Inc.	2,000	37,960
Limited Brands, Inc.	4,900	141,806
Lowe’s Companies. Inc.	21,600	672,840
Office Depot, Inc. (a)	4,000	152,680
OfficeMax Inc.	1,100	54,615
RadioShack Corp.	1,900	31,882
Staples, Inc.	10,300	275,010
The Gap Inc.	7,450	145,275
The Home Depot, Inc.	29,000	1,164,640

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

Specialty Retail (continued)
The Sherwin-Williams Co.	1,600	$101,728
The TJX Cos., Inc.	6,500	185,380
Tiffany & Co.	1,900	74,556

		3,600,508

Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	5,200	223,392
Jones Apparel Group, Inc.	1,600	53,488
Liz Claiborne, Inc.	1,500	65,190
NIKE, Inc. Class B	2,700	267,381
V.F. Corp.	1,300	106,704

		716,155

TOTAL CONSUMER DISCRETIONARY		19,217,421

CONSUMER STAPLES – 9.2%
Beverages – 2.0%
Anheuser-Busch Companies, Inc.	10,900	536,280
Brown-Forman Corp. Class B	1,100	72,864
Coca-Cola Enterprises, Inc.	3,900	79,638
Constellation Brands, Inc. Class A (a)	3,000	87,060
Molson Coors Brewing Co. Class B	600	45,864
PepsiCo, Inc.	23,300	1,457,415
The Coca-Cola Co.	29,000	1,399,250
The Pepsi Bottling Group, Inc.	1,900	58,729

		3,737,100

Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	6,500	343,655
CVS Corp.	11,700	361,647
Safeway, Inc.	6,300	217,728
SUPERVALU, Inc.	2,919	104,354
Sysco Corp.	8,800	323,488
The Kroger Co.	10,200	235,314
Walgreen Co.	14,200	651,638
Wal-Mart Stores, Inc.	34,900	1,611,682
Whole Foods Market, Inc.	2,000	93,860

		3,943,366

Food Products – 1.1%
Archer-Daniels-Midland Co.	9,350	298,826
Campbell Soup Co.	3,100	120,559
ConAgra Foods, Inc.	7,200	194,400
Dean Foods Co. (a)	1,900	80,332
General Mills, Inc.	4,900	282,240
H.J. Heinz Co.	4,700	211,547
Kellogg Co.	3,600	180,216
McCormick & Co., Inc.	1,900	73,264
Sara Lee Corp.	10,600	180,518
The Hershey Company	2,500	124,500
Tyson Foods, Inc. Class A	3,600	59,220
Wm. Wrigley Jr. Co. Class B	3,100	160,332

		1,965,954

Household Products – 2.2%
Colgate-Palmolive Co.	7,300	476,252
Kimberly-Clark Corp.	6,500	441,675
The Clorox Co.	2,200	141,130
The Procter & Gamble Co.	45,022	2,893,564

		3,952,621

Personal Products – 0.1%
Avon Products, Inc.	6,300	208,152
The Estee Lauder Cos. Inc. Class A	1,800	73,476

		281,628

Tobacco – 1.6%
Altria Group, Inc.	29,800	2,557,436
Reynolds American, Inc.	2,400	157,128
UST, Inc.	2,300	133,860

		2,848,424

TOTAL CONSUMER STAPLES		16,729,093

ENERGY 9.8%
Energy Equipment & Services – 1.7%
Baker Hughes, Inc.	4,600	343,436
BJ Services Co.	4,200	123,144
Halliburton Co.	14,300	444,015
Nabors Industries Ltd. (a)	4,300	128,054
National Oilwell Varco, Inc. (a)	2,500	152,950
Noble Corp.	1,900	144,685
Rowan Cos., Inc.	1,600	53,120
Schlumberger Ltd.	16,700	1,054,772
Smith International, Inc.	2,800	114,996
Transocean, Inc. (a)	4,200	339,738
Weatherford International Ltd. (a)	4,800	200,592

		3,099,502

Oil, Gas & Consumable Fuels – 8.1%
Anadarko Petroleum Corp.	6,500	282,880
Apache Corp.	4,722	314,060
Chesapeake Energy Corp.	5,900	171,395
Chevron Corp.	30,938	2,274,871
ConocoPhillips	23,400	1,683,630
CONSOL Energy, Inc.	2,600	83,538
Devon Energy Corp.	6,300	422,604
El Paso Corp.	10,000	152,800
EOG Resources, Inc.	3,500	218,575
Exxon Mobil Corp.	82,800	6,344,964
Hess Corp.	3,800	188,366
Kinder Morgan, Inc.	1,500	158,625
Marathon Oil Corp.	4,960	458,800
Murphy Oil Corp.	2,700	137,295
Occidental Petroleum Corp.	12,200	595,726
Peabody Energy Corp.	3,700	149,517
Sunoco, Inc.	1,700	106,012

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	8,600	$439,976
Williams Cos., Inc.	8,500	222,020
XTO Energy, Inc.	5,233	246,213

		14,651,867

TOTAL ENERGY		17,751,369

FINANCIALS – 22.1%
Capital Markets – 3.8%
Ameriprise Financial, Inc.	3,480	189,660
E*TRADE Financial Corp. (a)	6,100	136,762
Federated Investors, Inc. Class B	1,300	43,914
Franklin Resources, Inc.	2,400	264,408
Janus Capital Group, Inc.	2,800	60,452
Legg Mason, Inc.	1,900	180,595
Lehman Brothers Holdings, Inc.	7,500	585,900
Mellon Financial Corp.	5,800	244,470
Merrill Lynch & Co., Inc.	12,600	1,173,060
Morgan Stanley	15,000	1,221,450
Northern Trust Corp.	2,700	163,863
State Street Corp.	4,700	316,968
T. Rowe Price Group, Inc.	3,700	161,949
The Bank of New York Co., Inc.	10,900	429,133
The Bear Stearns Companies Inc.	1,700	276,726
The Charles Schwab Corp.	14,500	280,430
The Goldman Sachs Group, Inc.	6,000	1,196,100

		6,925,840

Commercial Banks – 4.1%
BB&T Corp.	7,700	338,261
Comerica, Inc.	2,300	134,964
Commerce Bancorp Inc. (NJ)	2,700	95,229
Compass Bancshares, Inc.	1,800	107,370
Fifth Third Bancorp	7,950	325,394
First Horizon National Corp.	1,800	75,204
Huntington Bancshares, Inc.	3,400	80,750
KeyCorp	5,700	216,771
M&T Bank Corp.	1,100	134,376
Marshall & Ilsley Corp.	3,600	173,196
National City Corp.	9,000	329,040
PNC Financial Services Group, Inc.	4,200	310,968
Regions Financial Corp.	10,375	388,025
SunTrust Banks Inc.	5,000	422,250
Synovus Financial Corp.	4,600	141,818
U.S. Bancorp	24,990	904,388
Wachovia Corp.	27,094	1,543,003
Wells Fargo & Co.	47,900	1,703,324
Zions Bancorporation	1,500	123,660

		7,547,991

Consumer Finance – 1.0%
American Express Co.	17,100	1,037,457
Capital One Financial Corp.	5,773	443,482
SLM Corp.	5,800	282,866

		1,763,805

Diversified Financial Services – 5.7%
Bank of America Corp.	63,762	3,404,253
Chicago Mercantile Exchange Holdings, Inc.	500	254,875
CIT Group, Inc.	2,800	156,156
Citigroup, Inc.	69,769	3,886,133
JPMorgan Chase & Co.	49,252	2,378,872
Moody’s Corp.	3,300	227,898

		10,308,187

Insurance – 4.8%
ACE Ltd.	4,600	278,622
AFLAC, Inc.	7,000	322,000
Ambac Financial Group, Inc.	1,500	133,605
American International Group, Inc.	36,900	2,644,254
Aon Corp.	4,400	155,496
Cincinnati Financial Corp.	2,466	111,734
Genworth Financial, Inc. Class A	6,300	215,523
Lincoln National Corp.	4,086	271,310
Loews Corp.	6,500	269,555
Marsh & McLennan Companies, Inc.	7,800	239,148
MBIA, Inc.	1,900	138,814
MetLife, Inc.	10,800	637,308
Principal Financial Group, Inc.	3,800	223,060
Prudential Financial, Inc.	6,800	583,848
Safeco Corp.	1,500	93,825
The Allstate Corp.	8,900	579,479
The Chubb Corp.	5,800	306,878
The Hartford Financial Services Group, Inc.	4,500	419,895
The Progressive Corp.	10,800	261,576
The St. Paul Travelers Companies, Inc.	9,759	523,961
Torchmark Corp.	1,400	89,264
UnumProvident Corp.	4,900	101,822
XL Capital Ltd. Class A	2,600	187,252

		8,788,229

Real Estate Investment Trusts – 1.1%
Apartment Investment & Management Co. Class A	1,400	78,428
Archstone-Smith Trust	3,100	180,451
Boston Properties, Inc.	1,700	190,196
Equity Office Properties Trust	5,000	240,850
Equity Residential	4,100	208,075
Kimco Realty Corp.	3,200	143,840
Plum Creek Timber Co. Inc.	2,500	99,625
ProLogis	3,500	212,695
Public Storage, Inc.	1,700	165,750
Simon Property Group, Inc.	3,100	313,999
Vornado Realty Trust	1,800	218,700

		2,052,609

Real Estate Management & Development – 0.1%
CB Richard Ellis Group, Inc. (a)	2,600	86,320
Realogy Corp. (a)	3,000	90,960

		177,280

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

Thrifts & Mortgage Finance – 1.5%
Countrywide Financial Corp.	8,798	$373,475
Fannie Mae	13,800	819,582
Freddie Mac	9,800	665,420
MGIC Investment Corp.	1,200	75,048
Sovereign Bancorp, Inc.	5,070	128,727
Washington Mutual, Inc.	13,452	611,932

		2,674,184

TOTAL FINANCIALS		40,238,125

HEALTH CARE – 11.9%
Biotechnology – 1.4%
Amgen, Inc. (a)	16,606	1,134,356
Applera Corp – Applied Biosystems Group	2,600	95,394
Biogen Idec, Inc. (a)	4,745	233,407
Celgene Corp. (a)	5,300	304,909
Genzyme Corp. (a)	3,700	227,846
Gilead Sciences, Inc. (a)	6,500	422,045
MedImmune, Inc. (a)	3,400	110,058

		2,528,015

Health Care Equipment & Supplies – 1.6%
Bausch & Lomb, Inc.	800	41,648
Baxter International, Inc.	9,300	431,427
Becton, Dickinson & Co.	3,500	245,525
Biomet, Inc.	3,500	144,445
Boston Scientific Corp. (a)	16,703	286,957
C.R. Bard, Inc.	1,500	124,455
Hospira, Inc. (a)	2,210	74,212
Medtronic, Inc.	16,300	872,213
St. Jude Medical, Inc. (a)	5,000	182,800
Stryker Corp.	4,200	231,462
Zimmer Holdings, Inc. (a)	3,370	264,141

		2,899,285

Health Care Providers & Services – 2.4%
Aetna, Inc.	7,400	319,532
AmerisourceBergen Corp.	2,700	121,392
Cardinal Health, Inc.	5,800	373,694
Caremark Rx, Inc.	6,100	348,371
CIGNA Corp.	1,500	197,355
Coventry Health Care, Inc. (a)	2,300	115,115
Express Scripts, Inc. (a)	1,900	136,040
Health Management Associates, Inc. Class A	3,400	71,774
Humana, Inc. (a)	2,400	132,744
Laboratory Corp. Of America Holdings (a)	1,800	132,246
Manor Care, Inc.	1,100	51,612
McKesson Corp.	4,200	212,940
MedcoHealth Solutions, Inc. (a)	4,188	223,807
Patterson Cos., Inc. (a)	2,000	71,020
Quest Diagnostics, Inc.	2,300	121,900
Tenet Healthcare Corp. (a)	6,650	46,350
UnitedHealth Group, Inc.	19,100	1,026,243
WellPoint, Inc. (a)	8,800	692,472

		4,394,607

Health Care Technology – 0.0%
IMS Health, Inc.	2,800	76,944

Life Sciences Tools & Services – 0.2%
Millipore Corp. (a)	800	53,280
PerkinElmer, Inc.	1,700	37,791
Thermo Fisher Scientific, Inc. (a)	5,800	262,682
Waters Corp. (a)	1,400	68,558

		422,311

Pharmaceuticals – 6.3%
Abbott Laboratories	21,800	1,061,878
Allergan, Inc.	2,200	263,428
Barr Pharmaceuticals, Inc. (a)	1,500	75,180
Bristol-Myers Squibb Co.	27,900	734,328
Eli Lilly & Co.	14,000	729,400
Forest Laboratories, Inc. Class A (a)	4,500	227,700
Johnson & Johnson	41,200	2,720,024
King Pharmaceuticals, Inc. (a)	3,500	55,720
Merck & Co., Inc.	30,800	1,342,880
Mylan Laboratories Inc.	3,000	59,880
Pfizer, Inc.	102,430	2,652,937
Schering-Plough Corp.	21,100	498,804
Watson Pharmaceuticals, Inc. (a)	1,500	39,045
Wyeth	19,100	972,572

		11,433,776

TOTAL HEALTH CARE		21,754,938

INDUSTRIALS – 10.8%
Aerospace & Defense – 2.4%
General Dynamics Corp.	5,700	423,795
Goodrich Corp.	1,800	81,990
Honeywell International, Inc.	11,600	524,784
L-3 Communications Holdings, Inc.	1,800	147,204
Lockheed Martin Corp.	5,100	469,557
Northrop Grumman Corp.	4,900	331,730
Raytheon Co.	6,300	332,640
Rockwell Collins, Inc.	2,400	151,896
The Boeing Co.	11,200	995,008
United Technologies Corp.	14,300	894,036

		4,352,640

Air Freight & Logistics – 0.9%
FedEx Corp.	4,400	477,928
United Parcel Service, Inc. Class B	15,200	1,139,696

		1,617,624

Airlines – 0.1%
Southwest Airlines Co.	11,200	171,584

Building Products – 0.2%
American Standard Companies, Inc.	2,500	114,625

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

Building Products (continued)
Masco Corp.	5,600	$167,272

		281,897

Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc. (a)	3,600	44,244
Avery Dennison Corp.	1,300	88,309
Cintas Corp.	1,900	75,449
Equifax, Inc.	1,800	73,080
Monster Worldwide, Inc. (a)	1,800	83,952
Pitney Bowes, Inc.	3,200	147,808
R.R. Donnelley & Sons Co.	3,100	110,174
Robert Half International, Inc.	2,400	89,088
Waste Management, Inc.	7,600	279,452

		991,556

Construction & Engineering – 0.1%
Fluor Corp.	1,300	106,145

Electrical Equipment – 0.5%
American Power Conversion Corp.	2,400	73,416
Cooper Industries Ltd. Class A	1,300	117,559
Emerson Electric Co.	11,400	502,626
Rockwell Automation, Inc.	2,400	146,592

		840,193

Industrial Conglomerates – 4.0%
3M Co.	10,500	818,265
General Electric Co.	146,400	5,447,544
Textron, Inc.	1,800	168,786
Tyco International Ltd.	28,200	857,280

		7,291,875

Machinery – 1.4%
Caterpillar, Inc.	9,200	564,236
Cummins, Inc.	700	82,726
Danaher Corp.	3,400	246,296
Deere & Co.	3,300	313,731
Dover Corp.	2,900	142,158
Eaton Corp.	2,100	157,794
Illinois Tool Works, Inc.	6,000	277,140
Ingersoll-Rand Co. Ltd. Class A	4,400	172,172
ITT Industries, Inc.	2,600	147,732
PACCAR, Inc.	3,575	232,018
Pall Corp.	1,700	58,735
Parker Hannifin Corp.	1,700	130,696
Terex Corp. (a)	1,300	83,954

		2,609,388

Road & Rail – 0.7%
Burlington Northern Santa Fe Corp.	5,100	376,431
CSX Corp.	6,200	213,466
Norfolk Southern Corp.	5,600	281,624
Ryder System, Inc.	900	45,954
Union Pacific Corp.	3,800	349,676

		1,267,151

Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	1,000	69,940

TOTAL INDUSTRIALS		19,599,993

INFORMATION TECHNOLOGY – 15.0%
Communications Equipment – 2.7%
ADC Telecommunications Inc. (a)	1,657	24,076
Avaya, Inc. (a)	6,401	89,486
Ciena Corp. (a)	1,242	34,416
Cisco Systems, Inc. (a)	86,200	2,355,846
Comverse Technology, Inc. (a)	2,900	61,219
Corning, Inc. (a)	22,200	415,362
JDS Uniphase Corp. (a)	2,975	49,564
Juniper Networks, Inc. (a)	8,000	151,520
Motorola, Inc.	34,300	705,208
QUALCOMM, Inc.	23,500	888,065
Tellabs, Inc. (a)	6,300	64,638

		4,839,400

Computers & Peripherals – 3.7%
Apple Computer, Inc. (a)	12,100	1,026,564
Dell, Inc. (a)	32,300	810,407
EMC Corp. (a)	31,300	413,160
Hewlett-Packard Co.	38,900	1,602,291
International Business Machines Corp.	21,400	2,079,010
Lexmark International, Inc. Class A (a)	1,400	102,480
NCR Corp. (a)	2,500	106,900
Network Appliance, Inc. (a)	5,300	208,184
QLogic Corp. (a)	2,200	48,224
SanDisk Corp. (a)	3,200	137,696
Sun Microsystems, Inc. (a)	50,000	271,000

		6,805,916

Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc. (a)	5,800	202,130
Jabil Circuit, Inc.	2,600	63,830
Molex, Inc.	2,000	63,260
Sanmina-SCI Corporation (a)	7,600	26,220
Solectron Corp. (a)	13,000	41,860
Symbol Technologies, Inc.	3,600	53,784
Tektronix, Inc.	1,200	35,004

		486,088

Internet Software & Services – 1.3%
eBay, Inc. (a)	16,400	493,148
Google, Inc. Class A (a)	3,075	1,415,976
VeriSign, Inc. (a)	3,500	84,175
Yahoo!, Inc. (a)	17,400	444,396

		2,437,695

IT Services – 1.1%
Affiliated Computer Services, Inc. Class A (a)	1,700	83,028
Automatic Data Processing, Inc.	7,800	384,150
Cognizant Technology Solutions Corp. Class A (a)	2,000	154,320
Computer Sciences Corp. (a)	2,400	128,088

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

IT Services (continued)
Convergys Corp. (a)	2,000	$47,560
Electronic Data Systems Corp.	7,300	201,115
Fidelity National Information Services Inc.	2,300	92,207
First Data Corp.	10,847	276,815
Fiserv, Inc. (a)	2,500	131,050
Paychex, Inc.	4,800	189,792
Sabre Holdings Corp. Class A	1,900	60,591
The Western Union Co.	10,847	243,190
Unisys Corp. (a)	4,900	38,416

		2,030,322

Office Electronics – 0.1%
Xerox Corp. (a)	13,700	232,215

Semiconductor & Semiconductor Equipment – 2.4%
Advanced Micro Devices, Inc. (a)	7,800	158,730
Altera Corp. (a)	5,100	100,368
Analog Devices, Inc.	4,900	161,063
Applied Materials, Inc.	19,700	363,465
Broadcom Corp. Class A (a)	6,650	214,861
Intel Corp.	81,900	1,658,475
KLA-Tencor Corp.	2,800	139,300
Linear Technology Corp.	4,200	127,344
LSI Logic Corp. (a)	5,700	51,300
Maxim Integrated Products, Inc.	4,600	140,852
Micron Technology, Inc. (a)	10,700	149,372
National Semiconductor Corp.	4,100	93,070
Novellus Systems, Inc. (a)	1,800	61,956
NVIDIA Corp. (a)	5,000	185,050
PMC — Sierra, Inc. (a)	3,000	20,130
Teradyne, Inc. (a)	2,700	40,392
Texas Instruments, Inc.	21,100	607,680
Xilinx, Inc.	4,800	114,288

		4,387,696

Software – 3.4%
Adobe Systems, Inc. (a)	8,300	341,296
Autodesk, Inc. (a)	3,300	133,518
BMC Software, Inc. (a)	2,900	93,380
CA, Inc.	5,800	131,370
Citrix Systems, Inc. (a)	2,600	70,330
Compuware Corp. (a)	5,000	41,650
Electronic Arts, Inc. (a)	4,400	221,584
Intuit, Inc. (a)	5,000	152,550
Microsoft Corp.	122,800	3,666,808
Novell, Inc. (a)	4,800	29,760
Oracle Corp. (a)	56,800	973,552
Symantec Corp. (a)	13,294	277,180

		6,132,978

TOTAL INFORMATION TECHNOLOGY		27,352,310

MATERIALS – 2.9%
Chemicals – 1.5%
Air Products and Chemicals, Inc.	3,100	217,868
Ashland Inc.	800	55,344
E.I. du Pont de Nemours & Co.	13,100	638,101
Eastman Chemical Co.	1,200	71,172
Ecolab, Inc.	2,500	113,000
Hercules, Inc. (a)	1,600	30,896
International Flavors & Fragrances, Inc.	1,100	54,076
Monsanto Co.	7,686	403,746
PPG Industries, Inc.	2,300	147,683
Praxair, Inc.	4,600	272,918
Rohm & Haas Co.	2,000	102,240
Sigma-Aldrich Corp.	900	69,948
The Dow Chemical Co.	13,600	543,184

		2,720,176

Construction Materials – 0.0%
Vulcan Materials Co.	1,300	116,831

Containers & Packaging – 0.2%
Ball Corp.	1,500	65,400
Bemis Co., Inc	1,500	50,970
Pactiv Corp. (a)	1,900	67,811
Sealed Air Corp.	1,100	71,412
Temple-Inland, Inc.	1,500	69,045

		324,638

Metals & Mining – 0.9%
Alcoa, Inc.	12,300	369,123
Allegheny Technologies, Inc.	1,400	126,952
Freeport-McMoRan Copper & Gold, Inc. Class B	2,800	156,044
Newmont Mining Corp.	6,400	288,960
Nucor Corp.	4,300	235,038
Phelps Dodge Corp.	2,900	347,188
United States Steel Corp.	1,700	124,338

		1,647,643

Paper & Forest Products – 0.3%
International Paper Co.	6,500	221,650
MeadWestvaco Corp.	2,600	78,156
Weyerhaeuser Co.	3,400	240,210

		540,016

TOTAL MATERIALS		5,349,304

TELECOMMUNICATION SERVICES – 3.5%
Diversified Telecommunication Services – 2.9%
AT&T Inc.	54,561	1,950,556
BellSouth Corp.	25,900	1,220,149
CenturyTel, Inc.	1,600	69,856
Citizens Communications Co.	4,600	66,102
Embarq Corp.	2,151	113,056
Qwest Communications International, Inc. (a)	22,800	190,836
Verizon Communications, Inc.	41,500	1,545,460
Windstream Corp.	6,796	96,639

		5,252,654

(continued)

Ohio National Fund, Inc.
S&P 500 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

Wireless Telecommunication Services – 0.6%
ALLTEL Corp.	5,300	$320,544
Sprint Nextel Corp.	41,132	776,984

		1,097,528

TOTAL TELECOMMUNICATION SERVICES		6,350,182

UTILITIES – 3.5%
Electric Utilities – 1.5%
Allegheny Energy, Inc. (a)	2,300	105,593
American Electric Power Co., Inc.	5,600	238,448
Edison International	4,600	209,208
Entergy Corp.	2,900	267,728
Exelon Corp.	9,500	587,955
FirstEnergy Corp.	4,500	271,350
FPL Group, Inc.	5,700	310,194
Pinnacle West Capital Corp.	1,400	70,966
PPL Corp.	5,400	193,536
Progress Energy, Inc.	3,600	176,688
The Southern Co.	10,500	387,030

		2,818,696

Gas Utilities – 0.1%
Nicor, Inc.	600	28,080
Peoples Energy Corp.	500	22,285
Questar Corp.	1,200	99,660

		150,025

Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc.	2,600	179,062
Dynegy, Inc. Class A (a)	5,999	43,433
The AES Corp. (a)	9,400	207,176
TXU Corp.	6,500	352,365

		782,036

Multi-Utilities – 1.5%
Ameren Corp.	2,900	155,817
CenterPoint Energy, Inc.	4,400	72,952
CMS Energy Corp. (a)	3,200	53,440
Consolidated Edison, Inc.	3,600	173,052
Dominion Resources Inc.	5,000	419,200
DTE Energy Co.	2,500	121,025
Duke Energy Corp.	17,836	592,333
KeySpan Corp.	2,500	102,950
NiSource, Inc.	3,900	93,990
PG&E Corp.	5,000	236,650
Public Service Enterprise Group, Inc.	3,600	238,968
Sempra Energy	3,700	207,348
TECO Energy, Inc.	3,000	51,690
Xcel Energy, Inc.	5,800	133,748

		2,653,163

TOTAL UTILITIES		6,403,920

Total Common Stocks (Cost $148,182,168)		$180,746,655

		Fair
Exchange Traded Funds – 0.6%	Shares	Value

Standard & Poor’s Depository Receipts (SPDRs)	7,825	$1,108,724

Total Exchange Traded Funds (Cost $1,108,303)		$1,108,724

	Face	Fair
Repurchase Agreements – 0.0%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$70,000	$70,000

Repurchase price $70,032
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $71,401
Total Repurchase Agreements (Cost $70,000)		$70,000

Total Investments (Cost $149,360,471) (b) – 99.9%		$181,925,379
Other Assets in Excess of Liabilities – 0.1%		186,932

Total Net Assets – 100.0%		$182,112,311

Percentages are stated as a percent of net assets
Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $149,360,471)	$181,925,379
Cash	1,551
Receivable for securities sold	28,212
Receivable for fund shares sold	69,595
Dividends and accrued interest receivable	251,821
Prepaid expenses and other assets	2,378

Total assets	182,278,936

Liabilities:
Payable for fund shares redeemed	70,533
Payable for investment management services	58,339
Payable for compliance services	190
Accrued custody expense	5,804
Accrued professional fees	8,846
Accrued accounting fees	13,447
Accrued printing and filing fees	9,466

Total liabilities	166,625

Net assets	$182,112,311

Net assets consist of:
Par value, $1 per share	$12,287,747
Paid-in capital in excess of par value	165,590,868
Accumulated net realized loss on investments	(28,980,121)
Net unrealized appreciation on investments	32,564,908
Undistributed net investment income	648,909

Net assets	$182,112,311

Shares outstanding	12,287,747

Authorized Fund shares allocated to Portfolio	30,000,000

Net asset value per share	$14.82

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$6,339
Dividends	3,452,422

Total investment income	3,458,761

Expenses:
Management fees	680,165
Custodian fees	34,848
Directors’ fees	11,274
Professional fees	15,949
Accounting fees	81,856
Printing and filing fees	15,569
Compliance expense	1,848
Other	5,309

Total expenses	846,818

Net investment income	2,611,943

Realized/unrealized gain (loss) on investments:
Net realized/unrealized gain (loss) on investments	1,228,609
Change in unrealized appreciation/depreciation on investments	21,867,652

Net realized/unrealized gain (loss) on investments	23,096,261

Change in net assets from operations	$25,708,204

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500 Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,611,943	$2,658,675
Net realized gain (loss) on investments and futures contracts	1,228,609	1,384,801
Change in unrealized appreciation/depreciation on investments and futures contracts	21,867,652	4,247,514

Change in net assets from operations	25,708,204	8,290,990

Distributions to shareholders:
Distributions from net investment income	(1,924,394)	(1,909,565)

Capital transactions:
Received from shares sold	7,789,650	15,141,070
Received from dividends reinvested	1,924,394	1,909,565
Paid for shares redeemed	(41,877,407)	(28,830,825)

Change in net assets from capital transactions	(32,163,363)	(11,780,190)

Change in net assets	(8,379,553)	(5,398,765)
Net Assets:
Beginning of year	190,491,864	195,890,629

End of year	$182,112,311	$190,491,864

Undistributed net investment income	$648,909	$742,107

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$12.99	$12.56	$11.51	$9.11	$11.91
Operations:
Net investment income	0.22	0.19	0.18	0.12	0.11
Net realized and unrealized gain (loss) on investments and futures contracts	1.77	0.37	1.00	2.40	(2.80)

Total from operations	1.99	0.56	1.18	2.52	(2.69)

Distributions:
Distributions from net investment income	(0.16)	(0.13)	(0.13)	(0.12)	(0.11)

Net asset value, end of year	$14.82	$12.99	$12.56	$11.51	$9.11

Total return	15.30%	4.47%	10.30%	27.84%	(22.63)%
Ratios and supplemental data:
Net assets at end of year (millions)	$182.1	$190.5	$195.9	$182.5	$137.3
Ratios to average net assets:
Expenses	0.47%	0.47%	0.50%	0.53%	0.55%
Net investment income	1.45%	1.39%	1.52%	1.21%	1.10%
Portfolio turnover rate	7%	9%	8%	21%	15%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Objective

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 Performance as of December 31, 2006

Average Annual Total Returns:
One year	16.35%
Five year	6.38%
Since inception (5/1/98)	4.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Blue Chip Portfolio returned 16.35% versus 20.80% for the current benchmark, S&P 500/ Citigroup Value Index.

The market had a good year in 2006 with a total return on the S&P 500 Index of 15.79%. However, it was in a year of two different halves, with an important inflection point occurring in the middle of the year when the Federal Reserve signaled the end of their two-year tightening campaign. The first half of the year favored stocks with a strong price momentum. Those were generally smaller-cap, higher-beta and higher-valuation stocks. Our Portfolio struggled in such an environment as we saw little value in those types of securities. We favored larger-cap companies with strong balance sheets and distrusted growth prospects. With Federal Reserve’s penultimate rate increase on May 10th came their warning about slowing growth prospects. That was a point at which the leadership in the market changed. Lower economic growth ahead meant that more diversified, larger companies, which at the time were selling at a significant discount to their smaller peers, offered an attractive risk/reward. Large companies started to outperform small, momentum trade came to an end, and valuation started to matter again. All of these trends played into our positioning, which had not changed much from the first half.(1)

The fund’s benchmark, S&P 500/ Citigroup Value Index, was up 20.80% for the year It was buoyed by strong performance from Telecommunication Services up 38%, Consumer Discretionary up 29% and Energy up 27%. Laggard sectors were Information Technology up 6%, Health Care 12%, and Industrials 15%. Most of our under-performance, almost 2/3 of it, came from weak stock selection, with the rest coming from poor sector positioning.(1)

Best performing stocks in the Portfolio were Lexmark International, Inc up 59%, AT&T Inc. up 53%, Mattel, Inc. up 47%, Morgan Stanley up 46%, and Exxon Mobil Corp. up 39%. Most of our out-performers were characterized by an attractive valuation, strong balance sheet, and unjustified skepticism by the market regarding future growth prospects. The best example was Lexmark International, Inc., a printer maker, which went through a restructuring during the year, launched a number of new products, and produced a much better cash-flow profile than the market had expected.

On the losing side, Boston Scientific Corp. was down 30%, Dollar General Corp. down 23%, Intel Corp. down 21%, EMC Corp. down 18%, and Commerce Bancorp Inc./ NJ down 17%. Our under-performers were stock specific situations that warranted more patience on our part and/or a full thesis re-evaluation. Boston Scientific Corp., a health care device maker, is one name that we added to despite relative under-performance given that the market’s expectations had reached unrealistically low levels despite company’s best efforts to turn things around.

Among the largest contributors to Portfolio’s performance from an absolute standpoint were Exxon Mobil Corp., Citigroup, Inc., Morgan Stanley, AT&T Inc. and Verizon Communications, Inc. Largest detractors of performance were Intel Corp., Boston Scientific Corp., EMC Corp., Tyco International Ltd., and Smithfield Foods, Inc.(1)

The Portfolio experienced a manager change in August of 2006. With that said, the methodology underlying Portfolio construction and stock selection changed only slightly. We still use the same front end but we expanded it somewhat to broaden its definition of value. On the Portfolio construction side more attention is now being paid to three main buckets of securities and their relative weighting in the Portfolio: constant earners, cyclical plays, and self-help stories. The goal is to have a balance between the three at any given time, unless opportunities presented by the market for one of them overwhelm the others.

Looking into 2007, we are somewhat more cautious than the consensus. In the fourth quarter of 2006 we saw a recalibration of risk/return expectations in favor of pro-growth sectors and at the expense of the defensive sectors of the market. The market climbed the proverbial wall of worry. The overall outlook for the year, though, depends on the degree

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

to which the economy will slow and the impact that will have on inflation, earnings, and credit risk. The market-implied degree of that slowdown was excessive in the middle of 2006. That is no longer the case. From here we see the risks as balanced at best.

The bullish argument rests on further expansion of the market multiple on the back of inflation deceleration and continued presence of risk appetite, i.e. minimal credit spread widening. The bears, however, can now point to an increasing risk profile on the earnings front and structural imbalances in the economy (e.g. excessive consumer borrowing) that have still not been resolved. An orderly slowdown in growth would allow the Fed to shift into an easing mode. For that to happen, we also need to see the labor markets and inflation to continue to cool off. We expect to see more evidence of that in the first half of 2007. A healthy but not excessive rise in risk aversion would accelerate the Fed’s posture change as well. The housing slowdown will continue to weigh on the market but will partially be offset by an easing of commodity prices. However, in the long-term, as the housing slowdown prevails due to its magnitude, we should anticipate a less restrictive monetary policy. The nature of the catalyst that prompts the Fed to shift into a reflationary mode will be the key. The market’s prospects are fragile enough that it would not endure any external shocks, i.e. shocks to oil, the U.S. Dollar, or credit. Given the balance of risks in the economy, our emphasis has shifted somewhat in looking for best risk/reward opportunities in self-help stories, companies that have enough internal catalysts to be cushioned enough from a macro backdrop. Currently, we see incremental opportunities in the Information Technology and Health Care areas of the market(1).

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Blue Chip	S&P 500/Citigroup Value Index

05/01/1998	10,000	10,000
06/30/1998	10,004	9,810
12/31/1998	10,236	10,033
06/30/1999	11,441	11,433
12/31/1999	10,846	11,309
06/30/2000	10,225	10,849
12/31/2000	10,963	11,997
06/30/2001	10,991	11,708
12/31/2001	10,499	10,592
06/30/2002	9,596	9,590
12/31/2002	8,459	8,384
06/30/2003	9,283	9,414
12/31/2003	10,708	11,049
06/30/2004	11,015	11,509
12/31/2004	11,736	12,784
06/30/2005	11,801	12,796
12/31/2005	12,292	13,528
06/30/2006	12,422	14,410
12/31/2006	14,302	16,342

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology’s manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned.

The S&P 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified growth, value, or a mix of growth and value. The Index has a relatively low turnover. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	94.8
Repurchase Agreements and
Other Net Assets	5.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Citigroup, Inc.	5.0
2.	Verizon Communications, Inc.	3.7
3.	Gannett Co., Inc.	3.4
4.	MBIA, Inc.	3.4
5.	International Business Machines Corp.	3.4
6.	American International Group, Inc.	2.9
7.	The Allstate Corp.	2.8
8.	Freddie Mac	2.7
9.	Chevron Corp.	2.5
10.	Xerox Corp.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Financials	29.4
Consumer Discretionary	14.6
Information Technology	11.3
Health Care	9.7
Consumer Staples	9.5
Energy	7.7
Telecommunication Services	5.5
Industrials	4.6
Utilities	1.8
Materials	0.7

94.8

Ohio National Fund, Inc.
Blue Chip Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 94.8%	Shares	Value

CONSUMER DISCRETIONARY – 14.6%
Auto Components – 2.1%
The Goodyear Tire & Rubber Co. (a)	34,400	$722,056

Automobiles – 1.0%
Ford Motor Co.	45,700	343,207

Hotels, Restaurants & Leisure – 1.0%
McDonald’s Corp.	8,000	354,640

Household Durables – 0.6%
Lennar Corp. Class A	3,600	188,856

Leisure Equipment & Products – 0.7%
Mattel, Inc.	10,700	242,462

Media – 3.4%
Gannett Co., Inc.	19,700	1,191,062

Specialty Retail – 3.9%
The Gap Inc.	32,000	624,000
The Home Depot, Inc.	18,600	746,976

		1,370,976

Textiles, Apparel & Luxury Goods – 1.9%
Jones Apparel Group, Inc.	20,100	671,943

TOTAL CONSUMER DISCRETIONARY		5,085,202

CONSUMER STAPLES – 9.5%
Beverages – 1.4%
The Coca-Cola Co.	10,200	492,150

Food Products – 6.6%
General Mills, Inc.	9,000	518,400
Kraft Foods, Inc. Class A	21,500	767,550
Sara Lee Corp.	31,800	541,554
Tyson Foods, Inc. Class A	28,200	463,890

		2,291,394

Tobacco – 1.5%
Altria Group, Inc.	6,000	514,920

TOTAL CONSUMER STAPLES		3,298,464

ENERGY – 7.7%
Oil, Gas & Consumable Fuels – 7.7%
Apache Corp.	7,900	525,429
BP PLC – ADR	3,800	254,980
Chevron Corp.	11,700	860,301
Exxon Mobil Corp.	6,912	529,667
Total SA – ADR	6,900	496,248

TOTAL ENERGY		2,666,625

FINANCIALS – 29.4%
Capital Markets – 3.0%
Morgan Stanley	6,800	553,724
The Bank of New York Co., Inc.	12,900	507,873

		1,061,597

Commercial Banks – 3.3%
National City Corp.	4,800	175,488
Wachovia Corp.	11,800	672,010
Wells Fargo & Co.	8,100	288,036

		1,135,534

Diversified Financial Services – 7.0%
Bank of America Corp.	12,965	692,201
Citigroup, Inc.	31,533	1,756,388

		2,448,589

Insurance – 13.4%
ACE Ltd.	11,500	696,555
American International Group, Inc.	13,900	996,074
MBIA, Inc.	16,100	1,176,266
Nationwide Financial Services, Inc. Class A	5,400	292,680
The Allstate Corp.	15,000	976,650
XL Capital Ltd. Class A	7,100	511,342

		4,649,567

Thrifts & Mortgage Finance – 2.7%
Freddie Mac	13,800	937,020

TOTAL FINANCIALS		10,232,307

HEALTH CARE – 9.7%
Biotechnology – 0.9%
Amgen, Inc. (a)	4,600	314,226

Health Care Equipment & Supplies – 1.0%
Boston Scientific Corp. (a)	21,000	360,780

Health Care Providers & Services – 1.7%
Cardinal Health, Inc.	9,100	586,313

Pharmaceuticals – 6.1%
Forest Laboratories, Inc. Class A (a)	10,700	541,420
Johnson & Johnson	9,200	607,384
Pfizer, Inc.	22,200	574,980
Wyeth	7,800	397,176

		2,120,960

TOTAL HEALTH CARE		3,382,279

INDUSTRIALS – 4.6%
Aerospace & Defense – 3.3%
Northrop Grumman Corp.	9,756	660,481
United Technologies Corp.	7,900	493,908

		1,154,389

Building Products – 0.8%
Masco Corp.	8,900	265,843

Commercial Services & Supplies – 0.5%
Waste Management, Inc.	4,500	165,465

TOTAL INDUSTRIALS		1,585,697

(continued)

Ohio National Fund, Inc.
Blue Chip Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 94.8%	Shares	Value

INFORMATION TECHNOLOGY – 11.3%
Computers & Peripherals – 6.0%
Dell, Inc. (a)	7,200	$180,648
International Business Machines Corp.	12,100	1,175,515
Lexmark International, Inc. Class A (a)	9,800	717,360

		2,073,523

IT Services – 1.9%
Computer Sciences Corp. (a)	3,300	176,121
Fiserv, Inc. (a)	9,500	497,990

		674,111

Office Electronics – 2.4%
Xerox Corp. (a)	49,500	839,025

Semiconductor & Semiconductor Equipment – 1.0%
Applied Materials, Inc.	19,300	356,085

TOTAL INFORMATION TECHNOLOGY		3,942,744

MATERIALS – 0.7%
Chemicals – 0.7%
PPG Industries, Inc.	3,700	237,577

TOTAL MATERIALS		237,577

TELECOMMUNICATION SERVICES – 5.5%
Diversified Telecommunication Services – 5.5%
AT&T Inc.	17,100	611,325
Verizon Communications, Inc.	35,130	1,308,241

TOTAL TELECOMMUNICATION SERVICES		1,919,566

UTILITIES – 1.8%
Electric Utilities – 1.8%
American Electric Power Co., Inc.	7,400	315,092
Edison International	6,800	309,264

TOTAL UTILITIES		624,356

Total Common Stocks (Cost $28,250,580)		$32,974,817

	Face	Fair
Repurchase Agreements – 5.1%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$1,792,000	$1,792,000

Repurchase price $1,792,816
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $1,827,854
Total Repurchase Agreements (Cost $1,792,000)		$1,792,000

Total Investments (Cost $30,042,580) (b) – 99.9%		$34,766,817
Other Assets in Excess of Liabilities – 0.1%		24,435

Total Net Assets – 100.0%		$34,791,252

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a) Non-income producing security.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Blue Chip Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $30,042,580)	$34,766,817
Cash	2,727
Receivable for fund shares sold	17,377
Dividends and accrued interest receivable	39,968
Prepaid expenses and other assets	399

Total assets	34,827,288

Liabilities:
Payable for fund shares redeemed	9
Payable for investment management services	22,035
Payable for compliance services	190
Accrued custody expense	646
Accrued professional fees	8,846
Accrued accounting fees	2,711
Accrued printing and filing fees	1,599

Total liabilities	36,036

Net assets	$34,791,252

Net assets consist of:
Par value, $1 per share	$2,655,992
Paid-in capital in excess of par value	27,225,701
Accumulated net realized gain on investments	76,098
Net unrealized appreciation on investments	4,724,237
Undistributed net investment income	109,224

Net assets	$34,791,252

Shares outstanding	2,655,992

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.10

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$56,914
Dividends (net of withholding tax of $3,541)	629,720

Total investment income	686,634

Expenses:
Management fees	228,020
Custodian fees	3,876
Directors’ fees	1,922
Professional fees	11,812
Accounting fees	16,206
Printing and filing fees	2,570
Compliance expense	1,848
Other	870

Total expenses	267,124

Net investment income	419,510

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	2,209,063
Change in unrealized appreciation/depreciation on investments	2,084,284

Net realized/unrealized gain (loss) on investments	4,293,347

Change in net assets from operations	$4,712,857

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc
Blue Chip Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$419,510	$396,005
Net realized gain (loss) on investments	2,209,063	2,766,854
Change in unrealized appreciation/depreciation on investments	2,084,284	(1,734,448)

Change in net assets from operations	4,712,857	1,428,411

Distributions to shareholders:
Distributions from net investment income	(310,286)	(286,490)

Capital transactions:
Received from shares sold	5,029,690	1,681,223
Received from dividends reinvested	310,286	286,490
Paid for shares redeemed	(5,073,664)	(5,151,290)

Change in net assets from capital transactions	266,312	(3,183,577)

Change in net assets	4,668,883	(2,041,656)
Net Assets:
Beginning of year	30,122,369	32,164,025

End of year	$34,791,252	$30,122,369

Undistributed net investment income	$109,224	$109,515

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$11.36	$10.95	$10.12	$8.10	$10.15
Operations:
Net investment income	0.16	0.15	0.15	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.70	0.37	0.82	2.02	(2.05)

Total from operations	1.86	0.52	0.97	2.14	(1.97)

Distributions:
Distributions from net investment income	(0.12)	(0.11)	(0.14)	(0.12)	(0.08)

Net asset value, end of year	$13.10	$11.36	$10.95	$10.12	$8.10

Total return	16.35%	4.74%	9.61%	26.58%	(19.43)%
Ratios and supplemental data:
Net assets at end of year (millions)	$34.8	$30.1	$32.2	$28.1	$10.9
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.88%	0.92%	0.84%	0.97%	1.17%
Net investment income	1.38%	1.27%	1.45%	1.36%	0.95%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.88%	0.92%	0.99%	1.10%	1.17%
Portfolio turnover rate	65%	55%	52%	70%	22%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	10.13%
Five year	9.88%
Since inception (5/1/98)	5.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the High Income Bond Portfolio returned 10.13% versus 10.76% for the current benchmark, the Lehman Brothers 2% Issuer Constrained High Yield Index.

The high yield market delivered attractive returns relative to most other domestic fixed income asset classes over the reporting period. The main factor driving the high yield market’s attractive performance was continued solid growth in the United States economy. This occurred despite considerably economic uncertainty relating to hurricane induced high energy prices at the beginning of the reporting period and later by weakness in the housing market. This solid economic performance led to attractive corporate earnings growth and improving credit protection measures.

The high yield market also benefited from low default rates during the reporting period. The 2006 calendar year has seen very little default activity and, while final numbers are not yet available, is expected to record the first sub 1% par value default rate since 1984. The 2006 default rate will be considerably lower than the 3.37% recorded in 2005 and the average of 3.56% recorded between 1978 and 2005. This lower default rate is a by-product of the solid economy and a very generous financing environment characterized by strong demand for high yield bonds.

The high yield market also benefited from strong returns in the equity markets especially in the second half of the reporting period. Strong equity returns bolstered confidence that the slow down in economic growth in the second half of the reporting period was a healthy mid cycle slowdown and not something more ominous.

The market also benefited from the Federal Reserves decision to pause its lifting of the Fed Funds rate after 17 consecutive increases dating back to June 30, 2004. This pause, and the market’s interpretation that the next move may be an ease, bolstered investors’ confidence that the Fed would not overshoot its goal of combating inflation and choke off the economic expansion.

Finally, a substantial amount of new issue supply was met with seemingly insatiable demand as investors reached for additional yield in response to the low default, low volatility environment. These factors led to declining credit spreads. For example, the spread between the Credit Suisse High Yield Bond Index and comparable Treasury’s decreased from 3.88% on December 31, 2005 to 3.18% on December 31, 2006.

Within the high yield market, higher levels of risk were clearly rewarded as the lower quality CCC-rated sector of the market returned 17.93% while the B-rated sector returned 10.22% and the BB-rated sector returned 8.09%. From an industry standpoint, automotive, media-cable, consumer products, retail and building material substantially out-performed the Lehman Brothers 2% Issuer Constrained High Yield Index. Healthcare, energy, lodging, gaming, food & beverage and home construction substantially under-performed the Lehman Brothers 2% Issuer Constrained High Yield Index.

The Portfolio under-performed the Lehman Brothers 2% Issuer Constrained High Yield Index. The Portfolio’s performance was negatively impacted by an under-weight and poor security selection in media-cable and by an over-weight in food & beverage. Specific holdings that substantially under-performed the Lehman Brothers 2% Issuer Constrained High Yield Index included: Magnachip Semiconductor LLC, HCA, Inc., 155 East Tropicana LLC/155 East Tropicana Finance Corp., Abitibi-Consolidated, Inc., Covalence Specialty Materials Corp., Eurofresh, Inc. and Station Casinos, Inc.(1)

Compared to the Lehman Brothers 2% Issuer Constrained High Yield Index, overall security selection positively impacted performance. This was especially true in automotive, chemicals, food and beverage, healthcare, media-non cable, industrial-other and retail. The Portfolio also benefited from being under-weighted in the weaker performing energy and electric utility ares. The Portfolio’s performance was also aided by an over-weight position in the lower quality CCC-rated segment and an under-weight position in the higher quality BB-rated segment. Specific holdings that out-performed the Lehman Brothers 2% Issuer Constrained High Yield Index included: General Nutrition Center, General Motors Corp., General Motors Acceptance Corp., Advanced Accessory Systems, Stanadyne Holdings, Inc., CDRV Investors, Inc., Doane Pet Care Company and Charter Communications Holdings II LLC.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

		Lehman Brothers 2% Issuer
	High Income Bond	Constrained High Yield Index

05/01/1998	10,000	10,000
06/30/1998	10,111	10,070
12/31/1998	9,981	9,817
06/30/1999	10,200	10,032
12/31/1999	10,186	10,051
06/30/2000	9,991	9,930
12/31/2000	9,462	9,469
06/30/2001	9,683	9,859
12/31/2001	9,867	9,987
06/30/2002	9,885	9,651
12/31/2002	10,256	9,963
06/30/2003	11,644	11,792
12/31/2003	12,593	12,830
06/30/2004	12,882	13,008
12/31/2004	13,936	14,259
06/30/2005	13,985	14,394
12/31/2005	14,353	14,652
06/30/2006	14,691	15,023
12/31/2006	15,807	16,228

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers 2% Issuer Constrained High Yield Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Qwest Corp. 8.875% 03/15/2012	1.5
2.	Dow Jones CDX High Yield Pass Through Certificates Series 2005-T3 8.250% 12/29/2010	1.4
3.	Allied Waste North America, Inc. 7.125% 05/15/2016	1.0
4.	Intelsat Bermuda Ltd. 11.250% 06/15/2016	0.9
5.	Tennessee Gas Pipeline Co. 8.375% 06/15/2032	0.9
6.	General Motors Acceptance Corp. 8.000% 11/01/2031	0.9
7.	Edison Mission Energy 7.730% 06/15/2009	0.8
8.	Charter Communications Holdings II LLC 10.250% 09/15/2010	0.7
9.	Zeus Special Subsidiary Ltd./ Intelsat, Ltd. 0.000% to 02/01/2010 then 9.250% 02/01/2015	0.7
10.	HCA, Inc. 9.250% 11/15/2016	0.7
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Corporate Bonds (3) (4)	92.9
Common Stocks (3)	0.1
Repurchase Agreements and Other Net Assets	7.0

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	28.6
Materials	10.1
Industrials	10.1
Energy	7.9
Consumer Staples	7.6
Health Care	7.2
Telecommunication Services	6.2
Financials	6.2
Utilities	4.8
Information Technology	4.3

93.0

(4)	Bond Credit Quality (Standard & Poor’s Ratings):

% of Total Bonds
A	0.5
BBB	2.1
BB	23.1
B	50.6
CCC	23.3
Not Rated	0.4

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

CONSUMER DISCRETIONARY – 28.6%
Auto Components – 1.5%
Cooper-Standard Automotive Inc. 8.375%, 12/15/2014	$200,000	$158,500
Hawk Corp. 8.750%, 11/01/2014	100,000	100,250
Stanadyne Holdings, Inc. 0.000% to 08/15/2009 then 12.000% 02/15/2015	125,000	85,625
Stanadyne Corp. 10.000%, 08/15/2014	125,000	129,062
Tenneco Automotive, Inc. 8.625%, 11/15/2014	125,000	128,125
TRW Automotive Inc. 9.375%, 02/15/2013	100,000	107,750
11.000%, 02/15/2013	123,000	135,454
United Components, Inc. 9.375%, 06/15/2013	275,000	286,000

		1,130,766

Automobiles – 0.9%
Ford Motor Co. 7.450%, 07/16/2031	250,000	197,500
General Motors Corp. 7.125%, 07/15/2013	75,000	70,875
7.400%, 09/01/2025	225,000	191,250
8.375%, 07/15/2033	225,000	209,250

		668,875

Distributors – 0.4%
Baker & Taylor Inc. 11.500%, 07/01/2013 (b)	300,000	309,375

Diversified Consumer Services – 1.0%
Education Management LLC 10.250%, 06/01/2016 (b)	325,000	345,312
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	425,000	409,063

		754,375

Hotels, Restaurants & Leisure – 7.3%
155 East Tropicana, LLC/155 East Tropicana Finance Corp. 8.750%, 04/01/2012	200,000	173,000
Boyd Gaming Corp. 8.750%, 04/15/2012	100,000	105,000
7.750%, 12/15/2012	50,000	51,937
7.125%, 02/01/2016	125,000	125,000
Caesars Entertainment, Inc. 7.875%, 03/15/2010	150,000	157,125
8.125%, 05/15/2011	275,000	289,094
Dave & Busters, Inc. 11.250%, 03/15/2014	100,000	102,000
El Pollo Loco, Inc. 11.750%, 11/15/2013	125,000	136,250
Galaxy Entertainment Finance Co. Ltd. 9.875%, 12/15/2012 (b)	300,000	322,875
Gaylord Entertainment Co. 8.000%, 11/15/2013	75,000	78,187
6.750%, 11/15/2014	175,000	174,562
Herbst Gaming, Inc. 7.000%, 11/15/2014	150,000	144,000
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	150,000	153,000
Landry’s Restaurants, Inc. 7.500%, 12/15/2014	200,000	196,500
Mandalay Resort Group 10.250%, 08/01/2007	175,000	180,031
9.375%, 02/15/2010	190,000	204,250
MGM Mirage Inc. 9.750%, 06/01/2007	150,000	152,625
6.000%, 10/01/2009	25,000	25,062
8.500%, 09/15/2010	75,000	80,625
8.375%, 02/01/2011	100,000	104,250
5.875%, 02/27/2014	300,000	279,000
MTR Gaming Group, Inc. 9.750%, 04/01/2010	100,000	106,000
9.000%, 06/01/2012 (b)	150,000	154,500
Penn National Gaming Inc. 6.750%, 03/01/2015	225,000	221,625
Royal Caribbean Cruises Ltd. 7.000%, 06/15/2013	75,000	76,713
7.250%, 06/15/2016	275,000	281,279
8.000%, 09/15/2013 (b)	125,000	129,062
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 05/01/2007	150,000	150,625
7.875%, 05/01/2012	75,000	79,295
Station Casinos, Inc. 6.000%, 04/01/2012	125,000	119,219
6.500%, 02/01/2014	50,000	44,688
7.750%, 08/15/2016	175,000	177,188
Tunica-Biloxi Gaming Authority 9.000%, 11/15/2015 (b)	150,000	156,000
Universal City Development Partners, Ltd./UCDP Finance, Inc. 11.750%, 04/01/2010	200,000	215,250
Universal City Florida Holding Co. I 10.121%, 05/01/2010 (c)	50,000	51,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	250,000	249,688

		5,447,380

Household Durables – 1.2%
American Greetings Corp. 7.375%, 06/01/2016	325,000	335,562
Da-Lite Screen Co, Inc. 9.500%, 05/15/2011	150,000	156,750
Norcraft Companies L.P. 9.000%, 11/01/2011	75,000	78,000

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

Household Durables (continued)
Norcraft Holdings L.P./Norcraft Capital Capital Corp. 0.000% to 09/01/2008 then 9.750% 09/01/2012	$225,000	$191,250
Sealy Mattress Co. 8.250%, 06/15/2014	100,000	105,000

		866,562

Leisure Equipment & Products – 1.8%
Jostens Holding Corp. 0.000% to 12/01/2008 then 10.250% 12/01/2013	375,000	332,813
Jostens IH Corp. 7.625%, 10/01/2012	500,000	508,750
True Temper Sports, Inc. 8.375%, 09/15/2011	275,000	240,625
Visant Holding Corp. 8.750%, 12/01/2013	250,000	258,750

		1,340,938

Media – 12.5%
AAC Group Holding Corp. 0.000% to 10/01/2008 then 10.250% 10/01/2012	225,000	198,000
Advanstar Communications Inc. 12.000%, 02/15/2011	150,000	157,500
Advanstar, Inc. Series B 15.000%, 10/15/2011	100,000	104,250
Affinity Group, Inc. 9.000%, 02/15/2012	75,000	74,625
AMC Entertainment Inc. 9.875%, 02/01/2012	125,000	131,875
American Achievement Corp. 8.250%, 04/01/2012	100,000	102,875
American Achievement Group Holdings Corp. 12.750%, 10/01/2012	103,860	111,130
CBD Media Holdings LLC/CBD Holdings Finance, Inc. 9.250%, 07/15/2012	200,000	209,250
CBD Media, Inc./CBD Finance Inc. 8.625%, 06/01/2011	200,000	206,000
CCH I LLC/CCH I Holdings LLC 11.000%, 10/01/2015	78,000	80,437
CCH II LLC/CCH II Capital Corp. 10.250%, 10/01/2013	100,000	107,000
Charter Communications Holdings II LLC 10.250%, 09/15/2010	525,000	551,906
Cinemark USA, Inc. 9.000%, 02/01/2013	50,000	53,250
Cinemark, Inc. 0.000% to 03/15/2009 then 9.750% 03/15/2014	275,000	237,531
CSC Holdings, Inc. 7.250%, 07/15/2008	150,000	152,062
8.125%, 08/15/2009	200,000	208,250
Dex Media East LLC/Dex Media East Finance Co. 12.125%, 11/15/2012	130,000	143,487
Dex Media, Inc. 0.000% to 11/15/2008 then 9.000% 11/15/2013	275,000	246,812
Dex Media West LLC/Dex Media Finance Co. 9.875%, 08/15/2013	297,000	325,215
DirecTV Holdings LLC/DirecTV Finance Co., Inc. 8.375%, 03/15/2013	146,000	152,570
6.375%, 06/15/2015	200,000	192,750
EchoStar DBS Corp. 5.750%, 10/01/2008	200,000	199,750
6.625%, 10/01/2014	325,000	317,688
Idearc, Inc. 8.000%, 11/15/2016 (b)	350,000	357,000
Intelsat Bermuda Ltd. 11.250%, 06/15/2016 (b)	625,000	689,063
Intelsat Subsidiary Holding Co. 10.484%, 01/15/2012 (c)	100,000	101,375
8.625%, 01/15/2015	75,000	78,375
Kabel Deutschland GmbH 10.625%, 07/01/2014	425,000	473,344
Lamar Media Corp. 7.250%, 01/01/2013	50,000	51,188
6.625%, 08/15/2015	275,000	273,969
6.625%, 08/15/2015	125,000	124,531
LodgeNet Entertainment Corp. 9.500%, 06/15/2013	75,000	81,188
Medimedia USA Inc. 11.375%, 11/15/2014 (b)	100,000	105,250
Nielsen Finance LLC/Nielsen Finance Co. 10.000%, 08/01/2014 (b)	75,000	81,656
PanAmSat Corp. 9.000%, 08/15/2014	82,000	87,023
Quebecor Media, Inc. 7.750%, 03/15/2016	100,000	102,625
R.H. Donnelley Finance Corp. 10.875%, 12/15/2012	100,000	109,500
6.875%, 01/15/2013	275,000	265,031
8.875%, 01/15/2016	150,000	158,250
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	175,000	195,344
Sirius Satellite Radio Inc. 9.625%, 08/01/2013	200,000	197,750
The Reader’s Digest Association, Inc. 6.500%, 03/01/2011	175,000	180,688
Videotron Ltee 6.375%, 12/15/2015	100,000	98,250

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

Media (continued)
WDAC Subsidiary Corp. 8.375%, 12/01/2014 (b)	$400,000	$413,500
XM Satellite Radio, Inc. 9.750%, 05/01/2014	275,000	276,375
Zeus Special Subsidary Ltd./Intelsat, Ltd. 0.000% to 02/01/2010 then 9.250% 02/01/2015	675,000	516,375

		9,281,863

Multiline Retail – 0.2%
J.C. Penney Co., Inc. 9.000%, 08/01/2012	150,000	171,708

Specialty Retail – 1.6%
Affinity Group, Inc. 10.875%, 02/15/2012	202,833	200,805
AutoNation, Inc. 7.374%, 04/15/2013 (c)	75,000	75,750
7.000%, 04/15/2014	50,000	50,625
FTD, Inc. 7.750%, 02/15/2014	250,000	251,562
NBC Acquisition Corp. 0.000% to 03/15/2008 then 11.000% 03/15/2013	175,000	137,375
Nebraska Book Co., Inc. 8.625%, 03/15/2012	225,000	217,125
United Auto Group, Inc. 9.625%, 03/15/2012	175,000	184,844
7.750%, 12/15/2016 (b)	100,000	101,000

		1,219,086

Textiles, Apparel & Luxury Goods – 0.2%
The Warnaco Group, Inc. 8.875%, 06/15/2013	100,000	106,750

TOTAL CONSUMER DISCRETIONARY		21,297,678

CONSUMER STAPLES – 7.5%
Beverages – 0.7%
Constellation Brands, Inc. 8.000%, 02/15/2008	75,000	77,062
7.250%, 09/01/2016	175,000	180,688
Cott Beverages, Inc. 8.000%, 12/15/2011	250,000	256,250

		514,000

Food & Staples Retailing – 0.9%
Couche-Tard U.S. L.P./Couche-Tard Finance Corp. 7.500%, 12/15/2013	375,000	385,313
GNC Corp. 8.500%, 12/01/2010	250,000	258,125

		643,438

Food Products – 3.7%
ASG Consolidated LLC/ASG Finance Inc. 0.000% to 11/01/2008 then 11.500% 11/01/2011	300,000	268,500
B&G Foods Holding Corp. 8.000%, 10/01/2011	225,000	228,375
Dean Foods Co. 7.000%, 06/01/2016	350,000	355,250
Del Monte Corp. 6.750%, 02/15/2015	450,000	447,750
Eagle Family Foods, Inc. 8.750%, 01/15/2008	75,000	55,125
Eurofresh, Inc. 11.500%, 01/15/2013 (b)	200,000	186,500
Michael Foods, Inc. 8.000%, 11/15/2013	225,000	234,562
Nutro Products Inc. 10.750%, 04/15/2014 (b)	225,000	246,937
Pierre Foods, Inc. 9.875%, 07/15/2012	200,000	207,000
Pilgrim’s Pride Corp. 9.250%, 11/15/2013	75,000	78,563
Reddy Ice Holdings, Inc. 0.000% to 11/01/2008 then 10.500% 11/01/2012	225,000	203,625
Smithfield Foods, Inc. 8.000%, 10/15/2009	100,000	105,000
7.750%, 05/15/2013	125,000	130,000

		2,747,187

Household Products – 1.2%
Church & Dwight Co., Inc./Church & Dwight Co. 6.000%, 12/15/2012	350,000	343,875
Jarden Corp. 9.750%, 05/01/2012	250,000	265,625
Rayovac Corp. 8.500%, 10/01/2013	100,000	94,000
Spectrum Brands, Inc. 7.375%, 02/01/2015	258,000	224,460

		927,960

Personal Products – 0.5%
Playtex Products, Inc. 9.375%, 06/01/2011	350,000	366,625

Tobacco – 0.5%
Reynolds American Inc. 7.750%, 06/01/2018	325,000	346,629

TOTAL CONSUMER STAPLES		5,545,839

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

ENERGY – 7.9%
Energy Equipment & Services – 0.6%
Basic Energy Services, Inc. 7.125%, 04/15/2016	$225,000	$222,750
Complete Production Services Inc. 8.000%, 12/15/2016 (b)	150,000	154,500
Grant Prideco, Inc. 6.125%, 08/15/2015	50,000	49,000

		426,250

Oil, Gas & Consumable Fuels – 7.3%
AmeriGas Partners L.P. 7.250%, 05/20/2015	150,000	152,625
7.125%, 05/20/2016	125,000	125,625
Chesapeake Energy Corp. 7.500%, 09/15/2013	175,000	183,094
6.875%, 11/15/2020	450,000	444,375
El Paso Corp. 6.750%, 05/15/2009	100,000	102,625
7.800%, 08/01/2031	225,000	246,937
El Paso Production Holding Co. 7.750%, 06/01/2013	350,000	367,937
Hilcorp Energy I LP/Hilcorp Finance Co. 9.000%, 06/01/2016 (b)	200,000	212,500
Holly Energy Partners L.P. 6.250%, 03/01/2015	275,000	262,625
Inergy L.P./Inergy Finance Corp. 6.875%, 12/15/2014	300,000	296,250
Pacific Energy Partners L.P./Pacific Energy Finance Corp. 7.125%, 06/15/2014	100,000	102,736
6.250%, 09/15/2015	100,000	97,926
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	291,569
Range Resources Corp. 7.375%, 07/15/2013	125,000	128,750
6.375%, 03/15/2015	100,000	98,000
7.500%, 05/15/2016	150,000	154,500
Regency Energy Partners LP 8.375%, 12/15/2013 (b)	250,000	251,875
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	225,563
Tennessee Gas Pipeline Co. 8.375%, 06/15/2032	560,000	683,311
Transcontinental Gas Pipe Line Corp. 8.875%, 07/15/2012	50,000	56,750
6.400%, 04/15/2016	175,000	177,625
Williams Cos., Inc. 7.625%, 07/15/2019	450,000	483,750
7.875%, 09/01/2021	250,000	269,375

		5,416,323

TOTAL ENERGY		5,842,573

FINANCIALS – 6.2%
Consumer Finance – 2.8%
Ford Motor Credit Co. 9.875%, 08/10/2011	125,000	133,814
7.250%, 10/25/2011	375,000	367,593
8.110%, 01/13/2012 (c)	300,000	297,640
8.000%, 12/15/2016	225,000	222,709
General Motors Acceptance Corp. 6.875%, 09/15/2011	400,000	410,688
8.000%, 11/01/2031	575,000	662,056

		2,094,500

Diversified Financial Services – 1.4%
Dow Jones CDX High Yield Pass through Certificates Series 2005-T3 8.250%, 12/29/2010 (b) (g)	1,000,000	1,036,250

Real Estate Investment Trusts – 1.5%
Host Hotels & Resorts LP 6.875%, 11/01/2014 (b)	150,000	152,625
Host Marriott L.P. 7.125%, 11/01/2013	200,000	205,500
6.375%, 03/15/2015	50,000	49,562
6.750%, 06/01/2016	100,000	100,625
Ventas Realty L.P. 6.625%, 10/15/2014	175,000	179,813
7.125%, 06/01/2015	175,000	184,625
6.500%, 06/01/2016	75,000	77,250
6.750%, 04/01/2017	125,000	129,688

		1,079,688

Real Estate Management & Development – 0.5%
American Real Estate Partners, L.P./American Real Estate Finance Corp. 7.125%, 02/15/2013	250,000	252,500
HRP Myrtle Beach Operations LLC 10.120%, 04/01/2012 (b) (c)	150,000	150,750

		403,250

TOTAL FINANCIALS		4,613,688

HEALTH CARE – 7.2%
Health Care Equipment & Supplies – 1.2%
Accellent, Inc. 10.500%, 12/01/2013	250,000	260,625
CDRV Investors, Inc. 0.000% to 01/01/2010 then 9.625% 01/01/2015	375,000	292,500
VWR International, Inc. 8.000%, 04/15/2014	375,000	388,125

		941,250

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

Health Care Providers & Services – 4.9%
AmeriPath, Inc. 10.500%, 04/01/2013	$400,000	$435,000
AMR HoldCo, Inc./EmCare Holdco, Inc. 10.000%, 02/15/2015	200,000	217,500
Concentra Operating Corp. 9.500%, 08/15/2010	100,000	105,500
CRC Health Corp. 10.750%, 02/01/2016	275,000	297,000
HCA, Inc. 6.750%, 07/15/2013	475,000	427,500
6.375%, 01/15/2015	150,000	127,500
9.250%, 11/15/2016 (b)	475,000	510,031
9.625%, 11/15/2016 (b)	450,000	484,875
7.500%, 11/06/2033	125,000	102,500
National Mentor Holdings, Inc. 11.250%, 07/01/2014 (b)	200,000	213,500
Omnicare, Inc. 6.875%, 12/15/2015	225,000	223,313
Psychiatric Solutions, Inc. 7.750%, 07/15/2015	250,000	250,625
Vanguard Health Holdings Co. 9.000%, 10/01/2014	250,000	254,375

		3,649,219

Life Sciences Tools & Services – 0.9%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	267,437
Fisher Scientific International, Inc. 6.125%, 07/01/2015	375,000	371,334

		638,771

Pharmaceuticals – 0.2%
Leiner Health Products Inc. 11.000%, 06/01/2012	125,000	130,000

TOTAL HEALTH CARE		5,359,240

INDUSTRIALS – 10.1%
Aerospace & Defense – 1.8%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	300,000	300,750
DRS Technologies, Inc. 6.625%, 02/01/2016	200,000	202,500
K & F Acquisition, Inc. 7.750%, 11/15/2014	150,000	155,250
L-3 Communications Corp. 6.125%, 01/15/2014	350,000	343,875
5.875%, 01/15/2015	100,000	97,000
6.375%, 10/15/2015	225,000	223,875

		1,323,250

Building Products – 1.3%
Brand Services, Inc. 12.000%, 10/15/2012	200,000	221,676
Collins & Aikman Floorcoverings, Inc. 9.750%, 02/15/2010	100,000	102,750
Covalence Specialty Materials Corp. 10.250%, 03/01/2016 (b)	125,000	115,000
Goodman Global Holdings, Inc. 8.360%, 06/15/2012 (c)	35,000	35,612
7.875%, 12/15/2012	75,000	74,063
Nortek, Inc. 8.500%, 09/01/2014	50,000	49,250
NTK Holdings, Inc. 0.000% to 09/01/2009 then 10.750% 03/01/2014	100,000	70,500
Panolam Industries International, Inc. 10.750%, 10/01/2013 (b)	250,000	264,375

		933,226

Commercial Services & Supplies – 3.4%
Allied Waste North America, Inc. 7.125%, 05/15/2016	725,000	721,375
Clean Harbors, Inc. 11.250%, 07/15/2012	65,000	72,678
Danka Business Systems PLC 11.000%, 06/15/2010	50,000	51,250
Global Cash Access LLC 8.750%, 03/15/2012	81,000	85,455
Insurance Auto Auctions, Inc. 11.000%, 04/01/2013	225,000	255,375
Mobile Services Group, Inc. 9.750%, 08/01/2014 (b)	175,000	183,750
Norcross Safety Products LLC/Norcross Capital Corp. 9.875%, 08/15/2011	100,000	107,000
Rental Services Corp./RSC Holdings 9.500%, 12/01/2014 (b)	175,000	181,563
Safety Products Holdings, Inc. 11.750%, 01/01/2012	172,916	186,749
SGS International, Inc. 12.000%, 12/15/2013	250,000	261,250
The Brickman Group, Ltd. 11.750%, 12/15/2009	75,000	80,062
West Corp. 9.500%, 10/15/2014 (b)	175,000	175,875
11.000%, 10/15/2016 (b)	150,000	152,250

		2,514,632

Electrical Equipment – 0.4%
Sensus Metering Systems Inc. 8.625%, 12/15/2013	125,000	125,625
Superior Essex Communications 9.000%, 04/15/2012	175,000	182,875

		308,500

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

Machinery – 1.3%
ALH Finance LLC/ALH Finance Corp. 8.500%, 01/15/2013	$375,000	$370,312
Amsted Industries, Inc. 10.250%, 10/15/2011 (b)	50,000	53,750
Case New Holland Inc. 9.250%, 08/01/2011	250,000	265,938
Esco Corp. 8.625%, 12/15/2013 (b)	50,000	51,625
9.235%, 12/15/2013 (b) (c)	75,000	76,500
Valmont Industries, Inc. 6.875%, 05/01/2014	125,000	124,531

		942,656

Marine – 0.7%
Stena AB 9.625%, 12/01/2012	250,000	267,500
7.000%, 12/01/2016	225,000	214,875

		482,375

Road & Rail – 0.7%
Hertz Corp. 8.875%, 01/01/2014 (b)	275,000	289,438
10.500%, 01/01/2016 (b)	225,000	248,625

		538,063

Trading Companies & Distributors – 0.5%
American Tire Distributors Holdings Inc. 10.750%, 04/01/2013	150,000	142,125
Interline Brands, Inc. 8.125%, 06/15/2014	250,000	258,125

		400,250

TOTAL INDUSTRIALS		7,442,952

INFORMATION TECHNOLOGY – 4.3%
Computers & Peripherals – 0.4%
Seagate Technology HDD Holdings 6.800%, 10/01/2016	200,000	202,000
Smart Modular Technologies (WWH), Inc. 10.872%, 04/01/2012 (c)	114,000	120,840

		322,840

IT Services – 1.4%
CompuCom Systems, Inc. 12.000%, 11/01/2014 (b)	200,000	207,000
ipayment, Inc. 9.750%, 05/15/2014	225,000	232,312
SunGard Data Systems, Inc. 9.125%, 08/15/2013	200,000	211,000
10.250%, 08/15/2015	375,000	402,188

		1,052,500

Office Electronics – 0.7%
Xerox Corp. 9.750%, 01/15/2009	175,000	189,875
7.625%, 06/15/2013	100,000	105,500
6.400%, 03/15/2016	200,000	205,250

		500,625

Semiconductor & Semiconductor Equipment – 0.4%
Freescale Semiconductor, Inc. 8.875%, 12/15/2014 (b)	175,000	175,219
Magnachip Semiconductor LLC 8.000%, 12/15/2014	150,000	101,250

		276,469

Software – 1.4%
Activant Solutions, Inc. 9.500%, 05/01/2016 (b)	275,000	257,125
Serena Software, Inc. 10.375%, 03/15/2016	275,000	293,218
SS&C Technologies, Inc. 11.750%, 12/01/2013	275,000	299,750
UGS Corp. 10.000%, 06/01/2012	200,000	219,000

		1,069,093

TOTAL INFORMATION TECHNOLOGY		3,221,527

MATERIALS – 10.1%
Chemicals – 5.1%
BCP Crystal US Holdings Corp. 9.625%, 06/15/2014	150,000	166,500
Chemtura Corp. 6.875%, 06/01/2016	250,000	241,875
Crystal US Holdings 3 LLC/Crystal US Sub3 Corp. 0.000% to 10/01/2009 then 10.500% 10/01/2014	535,000	462,775
Equistar Chemicals L.P./Equistar Funding Corp. 10.125%, 09/01/2008	125,000	133,437
8.750%, 02/15/2009	100,000	105,250
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC 9.750%, 11/15/2014 (b)	350,000	356,562
Invista 9.250%, 05/01/2012 (b)	275,000	296,312
Koppers Inc. 9.875%, 10/15/2013	151,000	164,967
Lyondell Chemical Co. 8.250%, 09/15/2016	375,000	395,625
Nalco Co. 7.750%, 11/15/2011	150,000	154,125
8.875%, 11/15/2013	225,000	239,344

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

Chemicals (continued)
Nalco Financial Holdings LLC/Nalco Finance Holdings Inc. 0.000% to 02/01/2009 then 9.000% 02/01/2014	$66,000	$53,790
Nell AF S.A.R.L. 8.375%, 08/15/2015 (b)	350,000	361,375
PQ Corp. 7.500%, 02/15/2013	250,000	247,500
The Mosaic Co. 7.375%, 12/01/2014 (b)	75,000	77,344
7.625%, 12/01/2016 (b)	175,000	182,219
Union Carbide Chemical & Plastics Co, Inc. 7.875%, 04/01/2023	100,000	108,640
Union Carbide Corp. 7.500%, 06/01/2025	50,000	53,427

		3,801,067

Construction Materials – 0.2%
Texas Industries, Inc. 7.250%, 07/15/2013	150,000	153,000

Containers & Packaging – 3.2%
Ball Corp. 6.625%, 03/15/2018	350,000	349,125
Berry Plastic Holdings Corp. 8.875%, 09/15/2014 (b)	175,000	178,500
Crown Americas Capital Corp. 7.750%, 11/15/2015	325,000	338,812
Graphic Packaging International Corp. 9.500%, 08/15/2013	350,000	371,000
Greif, Inc. 8.875%, 08/01/2012	175,000	184,625
Jefferson Smurfit Corp. 8.250%, 10/01/2012	108,000	105,840
JSG Funding PLC 9.625%, 10/01/2012	250,000	266,250
Owens-Brockway Glass Container Inc. 8.250%, 05/15/2013	150,000	155,813
6.750%, 12/01/2014	125,000	121,875
Owens-Illinois, Inc. 8.100%, 05/15/2007	125,000	125,938
Plastipak Holdings, Inc. 8.500%, 12/15/2015 (b)	75,000	78,375
Russell-Stanley Holdings, Inc. 9.000%, 11/30/2008 (Acquired 11/20/2001 through 05/30/2005, Cost $4,629) (a) (b) (d) (e) (f)	3,643	590
Stone Container Corp. 9.750%, 02/01/2011	65,000	67,356

		2,344,099

Metals & Mining – 1.0%
Aleris International, Inc. 9.000%, 12/15/2014 (b)	175,000	176,750
10.000%, 12/15/2016 (b)	125,000	125,937
Compass Minerals International, Inc. 0.000% to 12/15/2007 then 12.750% 12/15/2012	50,000	49,625
0.000% to 06/01/2008 then 12.000% 06/01/2013	100,000	95,750
Novelis Inc. 8.250% to 01/04/2007 then 7.250% 02/15/2015 (b)	275,000	267,438

		715,500

Paper & Forest Products – 0.6%
Abitibi-Consolidated, Inc. 8.375%, 04/01/2015	150,000	130,500
Mercer International, Inc. 9.250%, 02/15/2013	75,000	73,688
NewPage Corp. 12.000%, 05/01/2013	250,000	265,625

		469,813

TOTAL MATERIALS		7,483,479

TELECOMMUNICATION SERVICES – 6.2%
Diversified Telecommunication Services – 3.2%
AT&T Corp. 8.000%, 11/15/2031	275,000	342,219
Citizens Communications Co. 6.250%, 01/15/2013	250,000	246,562
9.000%, 08/15/2031	100,000	109,000
Nordic Telephone Co. Holding ApS 8.875%, 05/01/2016 (b)	150,000	161,250
Qwest Corp. 8.875%, 03/15/2012	1,000,000	1,118,750
Valor Telecommunications Enterprises, LLC/Valor Telecommunications Finance Corp. 7.750%, 02/15/2015	100,000	108,125
Windstream Corp. 8.625%, 08/01/2016 (b)	225,000	247,500

		2,333,406

Wireless Telecommunication Services – 3.0%
Centennial Communications Corp. 10.000%, 01/01/2013	125,000	133,594
11.122%, 01/01/2013 (c)	175,000	185,937
Cricket Communications,Inc./Leap Wireless International Inc. 9.375%, 11/01/2014 (b)	125,000	132,500
Digicel Ltd. 9.250%, 09/01/2012 (b)	200,000	214,500
MetroPCS Wireless, Inc. 9.250%, 11/01/2014 (b)	300,000	315,000
Nextel Communications, Inc. 7.375%, 08/01/2015	275,000	282,263

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 92.9%	Amount	Value

Wireless Telecommunication Services (continued)
Rogers Wireless Inc. 8.485%, 12/15/2010 (c)	$200,000	$204,500
8.000%, 12/15/2012	100,000	107,250
6.375%, 03/01/2014	500,000	508,750
7.500%, 03/15/2015	50,000	54,500
US Unwired, Inc. 10.000%, 06/15/2012	100,000	110,500

		2,249,294

TOTAL TELECOMMUNICATION SERVICES		4,582,700

UTILITIES – 4.8%
Electric Utilities – 2.5%
Edison Mission Energy 7.730%, 06/15/2009	550,000	572,000
7.750%, 06/15/2016	225,000	239,625
Nevada Power Co. 6.500%, 04/15/2012	200,000	206,315
9.000%, 08/15/2013	114,000	123,683
5.875%, 01/15/2015	50,000	50,019
6.500%, 05/15/2018	175,000	182,290
PSEG Energy Holdings Inc. 10.000%, 10/01/2009	325,000	357,500
Sierra Pacific Resources 6.750%, 08/15/2017	150,000	147,872

		1,879,304

Gas Utilities – 0.2%
SEMCO Energy, Inc. 7.125%, 05/15/2008	175,000	175,699

Independent Power Producers & Energy Traders – 1.1%
NRG Energy, Inc. 7.250%, 02/01/2014	75,000	75,750
7.375%, 02/01/2016	450,000	453,375
TXU Corp. 5.550%, 11/15/2014	275,000	262,444
6.500%, 11/15/2024	50,000	47,354

		838,923

Multi-Utilities – 1.0%
CMS Energy Corp. 7.500%, 01/15/2009	200,000	207,250
FPL Energy National Wind Portfolio 6.125%, 03/25/2019 (b)	91,187	88,498
NorthWestern Corp. 5.875%, 11/01/2014	150,000	147,609
NRG Energy, Inc. 7.375%, 01/15/2017	200,000	201,000
TECO Energy, Inc. 6.750%, 05/01/2015	50,000	52,500

		696,857

TOTAL UTILITIES		3,590,783

Total Corporate Bonds (Cost $67,021,437)		$68,980,459

		Fair
Common Stocks – 0.1%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
NTL Inc.	507	$12,797

TOTAL CONSUMER DISCRETIONARY		12,797

CONSUMER STAPLES – 0.1%
Food Products – 0.1%
B&G Foods Inc.	1,865	37,337

TOTAL CONSUMER STAPLES		37,337

MATERIALS – 0.0%
Chemicals – 0.0%
General Chemical Industrial Products (Acquired 06/24/2004, Cost $19,773) (a) (e) (f)	17	24,495

TOTAL MATERIALS		24,495

Total Common Stocks (Cost $51,392)		$74,629

		Fair
Warrants – 0.0%	Shares	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
XM Satellite Radio, Inc.
Expiration: March 2010, Exercise Price: $45.24 (a)	50	$357

TOTAL CONSUMER DISCRETIONARY		357

INDUSTRIALS – 0.0%
Building Products – 0.0%
ACP Holdings Co.
Expiration: September 2013, Exercise Price: $0.01 (Acquired 10/09/2003, Cost $0) (a) (b) (e)	9,945	14,172

TOTAL INDUSTRIALS		14,172

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Warrants – 0.0%	Shares	Value

MATERIALS – 0.0%
Chemicals – 0.0%
General Chemical Industrial Products, Inc.
Expiration: June 2010, Exercise Price: $195.43 (Acquired 06/24/2004, Cost $11,435) (a) (e) (f)	10	$12,454
Expiration: June 2010, Exercise Price: $376.02 (Acquired 06/24/2004, Cost $8,472) (a) (e) (f)	7	7,454
Pliant Corp.
Expiration: June 2010, Exercise Price: $0.01 (Acquired 09/28/2000, Cost $0) (a) (b) (e) (f)	75	1

		19,909

Containers & Packaging – 0.0%
MDP Acquisitions plc
Expiration: October 2013, Exercise Price: .001€ (Acquired 05/05/2003, Cost $0) (a) (b) (e) (f)	50	775

TOTAL MATERIALS		20,684

Total Warrants (Cost $19,907)		$35,213

	Face	Fair
Repurchase Agreements – 5.1%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$3,780,000	$3,780,000

Repurchase price $3,781,722
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $3,855,630
Total Repurchase Agreements (Cost $3,780,000)		$3,780,000

Total Investments (Cost $70,872,736) (h) – 98.1%		$72,870,301
Other Assets in Excess of Liabilities – 1.9%		1,434,352

Total Net Assets – 100.0%		$74,304,653

Percentages are stated as a percent of net assets.
Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At year end, the value of these securities totaled $13,077,036 or 17.6% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at year end.
(d)	Represents a security that is in default.
(e)	Represents a security deemed to be illiquid. At year end, the value of illiquid securities in the Portfolio totaled $59,941 or 0.08% of the Portfolio’s net assets.
(f)	Market quotations for these investments were not readily available at year end. As discussed in Note 2 of the Notes to Financial Statements, prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At year end, the value of these securities totaled $21,274 or 0.03% of the Portfolio’s net assets.
(g)	Credit-linked trust certificate.
(h)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $70,872,736)	$72,870,301
Cash	602
Receivable for securities sold	250,726
Receivable for fund shares sold	21,866
Dividends and accrued interest receivable	1,270,982
Prepaid expenses and other assets	898

Total assets	74,415,375

Liabilities:
Payable for fund shares redeemed	38,730
Payable for investment management services	46,644
Payable for compliance services	190
Accrued custody expense	960
Accrued professional fees	8,846
Accrued accounting fees	11,707
Accrued printing and filing fees	3,645

Total liabilities	110,722

Net assets	$74,304,653

Net assets consist of:
Par value, $1 per share	$7,949,320
Paid-in capital in excess of par value	62,965,098
Accumulated net realized loss on investments	(3,122,271)
Net unrealized appreciation on investments	1,997,565
Undistributed net investment income	4,514,941

Net assets	$74,304,653

Shares outstanding	7,949,320

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$9.35

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$5,056,330
Dividends	68,129
Other	29

Total investment income	5,124,488

Expenses:
Management fees	478,412
Custodian fees	5,776
Directors’ fees	4,065
Professional fees	12,805
Accounting fees	68,999
Printing and filing fees	7,128
Compliance expense	1,848
Other	1,546

Total expenses	580,579

Net investment income	4,543,909

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	34,440
Change in unrealized appreciation/depreciation on investments	1,731,036

Net realized/unrealized gain (loss) on investments	1,765,476

Change in net assets from operations	$6,309,385

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,543,909	$3,226,722
Net realized gain (loss) on investments	34,440	273,917
Change in unrealized appreciation/depreciation on investments	1,731,036	(2,063,627)

Change in net assets from operations	6,309,385	1,437,012

Distributions to shareholders:
Distributions from net investment income	—	(2,536,738)

Capital transactions:
Received from shares sold	23,761,108	16,278,815
Received from dividends reinvested	—	2,536,738
Paid for shares redeemed	(9,751,687)	(5,745,772)

Change in net assets from capital transactions	14,009,421	13,069,781

Change in net assets	20,318,806	11,970,055
Net Assets:
Beginning of year	53,985,847	42,015,792

End of year	$74,304,653	$53,985,847

Undistributed net investment income	$4,514,941	$3,217,706

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$8.49	$8.65	$7.84	$6.88	$7.32
Operations:
Net investment income	0.47	0.60 (a)	0.52	0.59 (a)	0.63
Net realized and unrealized gain (loss) on investments	0.39	(0.34)	0.32	0.94	(0.36)

Total from operations	0.86	0.26	0.84	1.53	0.27

Distributions:
Distributions from net investment income	—	(0.42)	(0.03)	(0.57)	(0.59)
Return of capital distributions	—	—	—	—	(0.12)

Total distributions	—	(0.42)	(0.03)	(0.57)	(0.71)

Net asset value, end of year	$9.35	$8.49	$8.65	$7.84	$6.88

Total return	10.13%	2.99%	10.67%	22.78%	3.98%
Ratios and supplemental data:
Net assets at end of year (millions)	$74.3	$54.0	$42.0	$28.3	$17.4
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.91%	0.97%	0.93%	1.04%	1.09%
Net investment income	7.12%	6.89%	7.20%	7.88%	9.36%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.91%	0.97%	0.93%	1.04%	1.12%
Portfolio turnover rate	32%	36%	40%	47%	46%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small-cap growth companies.

 Performance as of December 31, 2006

Average Annual Total Returns:
One year	20.12%
Five year	3.68%
Since inception (5/1/98)	10.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Capital Growth Portfolio returned 20.12% versus 13.35% for the current benchmark, the Russell 2000 Growth Index.

The broad rally of the fourth quarter capped off a solid year for equity markets. In both the fourth quarter and 2006 as a whole, value outperformed growth and the smaller end of the market-capitalization range tended to outperform the larger end. Worth noting, the Russell 2000 Growth Index significantly trailed its value counterpart for the year, up 13.4 percent vs. 23.5 percent for the Russell 2000 Value Index. Value has now out-performed growth in five of the last six years. On a relative-valuation basis, small-cap growth stocks are trading at a historical discount to small-cap value stocks in price-to-earnings, price-to-book, price-to-sales and P/ E to growth.

There were several major forces that influenced market returns during the period. Broad equity markets staged an impressive rally toward the end of the year, as falling energy costs, the end of Federal Reserve tightening and a rally in the bond market offset continued fears of a housing-induced recession.

Breadth in the small-cap growth market was expansive as almost all major sectors had double-digit positive returns. Health Care, up more than 6 percent was the only exception as returns there did not hit double-digits. Sectors with above-average total returns in the small-cap growth space included Materials, Financials, Industrials and Consumer Staples. Sectors with total returns less than the market average were Health Care, Consumer Discretionary and Information Technology.

Takeover activity in the small-cap space in no small part helped our strong relative performance for the year. We were very pleased to have had several takeouts and, with both corporate coffers and private equity flush with cash, we believe this trend will continue.(1)

During the year, our top-contributing sectors on both an absolute and relative basis were Information Technology, Industrials, Materials and Financials. In Information Technology, our best performers included software stocks FactSet Research Systems, Inc. and The9 Ltd. and electronic equipment & instruments stocks OYO Geospace Corp. and Dolby Laboratories, Inc. Leading the pack in the Industrials sector were Corrections Corp. of America and General Cable Corp. In Materials, our top pick was Aleris International, Inc., one of the takeouts mentioned earlier. In the Financials sector, our biggest winners were Cash America International, Inc. and Philadelphia Consolidated Holding Co.(1)

Our top five contributors were Aleris International, Inc., Cash America International, Inc., Delta & Pine Land Co., General Cable Corp. and OYO Geospace Corp. Aleris International, Inc., a recycler of aluminum and zinc, has benefited from improving fundamentals in the metals market, including price strength in aluminum and zinc. In addition, the stock traded up nicely after the company announced it had entered into a definitive merger agreement with a private-equity firm. Cash America International, Inc. owns pawn shops throughout the United States and Europe and has benefited from dramatic growth in its payday-loan business. Delta & Pine Land Co., which produces varieties of cotton and soybean seeds, was the target of an acquisition during the quarter. The stock traded up nicely following Monsanto’s all-cash offer. General Cable Corp., which manufactures and distributes wire and cable products, has experienced improved demand in nearly all end markets and is increasing its geographic penetration. OYO Geospace Corp. designs and manufactures instruments and equipment used in the acquisition and processing of seismic data for the oil and gas industry. We believe one of the company’s biggest growth opportunities is in its reservoir-systems segment. Recent high-margin contracts for its reservoir products signal to us oil-company readiness to adopt this improving technology.(1)

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Lagging the benchmark for the year were Consumer Discretionary and Health Care. In the Consumer Discretionary sector, detractors included restaurant stock Red Robin Gourmet Burgers, Inc. and specialty retailer Guitar Center, Inc. We failed to keep up in Health Care due to disappointing returns from health care providers & services stocks Allion Healthcare, Inc., Centene Corp. and Horizon Health Corp.(1)

Our five largest detractors were Red Robin Gourmet Burgers, Inc., Patterson-UTI Energy, Inc., Allion Healthcare, Inc., Unit Corp. and deCODE genetics, Inc. Red Robin Gourmet Burgers, Inc., a casual dining company, took a hit when it lowered same-store-sales guidance for the fourth quarter, reflecting sub-par results from some of its newer restaurants. This also prompted the company to temporarily suspend rollouts of new stores while it diagnoses this issue. We trimmed our position but continue to hold the stock because we still believe the company has a strong concept and should soon be able to reaccelerate growth. At current levels, we believe the risk/reward level of the stock is in our favor. Patterson-UTI Energy, Inc. provides pressure-pumping services to oil and natural-gas operators primarily in the Appalachian Basin. Due to an overhang in natural-gas storage inventories, drilling activity appears likely to decline as the pressure-pumping industry continues to add capacity at a rapid pace. We sold the stock to reduce our exposure to natural gas. Allion Healthcare, Inc. is a national provider of specialty pharmacy and disease-management services focused on HIV/ AIDS patients. The company has experienced execution problems related to an acquisition. We sold the stock due to the resulting squeeze on the company’s profit margins. Unit Corp., a long-term winner for the Portfolio, is another contract driller highly exposed to natural gas; we trimmed our position. deCODE genetics, Inc. is a biopharmaceutical company applying its discoveries in human genetics to develop drugs for common diseases. The stock has traded down on troubles with a late-stage clinical trail for a heart-attack prevention drug. The trial was recently suspended due to the discovery of decreased tablet solubility over time, and the company is exploring alternative manufacturing processes.(1)

The housing market continues to weaken, but the pullback in interest rates is helping to cushion the slowdown. We expect the correction in real estate to remain orderly — barring an unexpected pick-up in unemployment — despite increasing reports of defaults in the sub-prime mortgage market. However, mortgage-equity withdrawals have declined significantly in recent quarters and likely may have a lagged dampening effect on consumer spending as we enter 2007.

We expect a slowing economy will drive the Federal Reserve to cut interest rates. Such a slowdown implies rising credit costs for lenders and, as a result, we have an under-weight position in bank stocks. As an alternative, we hold Boston Private Financial Holdings, Inc., a hybrid bank/asset manager, which we believe should have some resilience to rising loan losses. Large amounts of cash on company balance sheets should set the stage for another good year for merger-and-acquisition volumes, and Lazard Ltd. is an investment-bank boutique that specializes in those transactions.(1)

Within Energy and Materials we believe a multi-year cycle for agricultural commodities has just begun. Largely due to favorable legislation, the rapidly expanding ethanol industry is consuming an increasing amount of the nation’s corn supplies. As higher corn prices encourage increased plantings, demand for fertilizers such as nitrogen and potash will likely show considerable growth in the coming years. We believe recent purchases Terra Industries, Inc. and UAP Holding Corp. should benefit from the secular trend toward bio-fuels.(1)

Technology spending is typically lower in the first quarter as consumer-related technology companies are coming off a seasonally stronger fourth quarter and corporations do not want to commit too much of their technology budgets early in the year. Sell-through during the end of the year is going to be an area of focus as healthy inventory levels could lead to solid results this year.

We prefer Health Care stocks that we believe are either immune or will be minimally affected by headlines or legislative initiatives in Washington, D.C. Examples include Cutera, Inc., which makes aesthetic lasers used for non-invasive cosmetic procedures such as hair removal and skin rejuvenation, and Quality Systems, Inc., which sells software systems designed for the creation of electronic medical records by physicians.(1)

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Economic growth has slowed, largely due to slowing housing and auto markets. Offsetting housing and autos has been a relatively benign interest-rate environment and the expectation that the Fed may ease by the spring. In this low-interest rate environment money continues to flow into private equity providing additional catalysts for equity markets. We believe the recent strong stock-market performance could continue into 2007 given low returns offered by money markets, fixed income and real estate.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Capital Growth	Russell 2000 Growth Index

05/01/1998	10,000	10,000
06/30/1998	9,822	9,339
12/31/1998	10,465	8,965
06/30/1999	18,662	10,114
12/31/1999	31,673	12,828
06/30/2000	34,788	12,985
12/31/2000	23,396	9,951
06/30/2001	21,983	9,954
12/31/2001	20,014	9,032
06/30/2002	14,289	7,465
12/31/2002	11,596	6,299
06/30/2003	13,836	7,517
12/31/2003	16,246	9,357
06/30/2004	17,558	9,888
12/31/2004	19,447	10,695
06/30/2005	19,142	10,312
12/31/2005	19,956	11,140
06/30/2006	21,619	11,816
12/31/2006	23,973	12,626
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	98.3
Repurchase Agreements Less Net Liabilities	1.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Cash America International, Inc.	3.1
2.	Bucyrus International, Inc. Class A	2.7
3.	Dolby Laboratories, Inc. Class A	2.5
4.	Genesco, Inc.	2.5
5.	Philadelphia Consolidated Holding Co.	2.5
6.	Coherent, Inc.	2.4
7.	Universal Electronics, Inc.	2.4
8.	Eclipsys Corp.	2.4
9.	Waste Connections, Inc.	2.4
10.	OYO Geospace Corp.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.1
Health Care	19.2
Consumer Discretionary	15.4
Industrials	15.0
Financials	10.7
Energy	5.4
Materials	4.5
Telecommunication Services	1.0

98.3

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.3%	Shares	Value

CONSUMER DISCRETIONARY – 15.4%
Hotels, Restaurants & Leisure – 3.0%
Red Robin Gourmet Burgers, Inc. (a)	5,690	$203,987
Shuffle Master, Inc. (a)	12,462	326,504
Vail Resorts, Inc. (a)	9,975	447,080

		977,571

Household Durables – 2.4%
Universal Electronics, Inc. (a)	38,075	800,337

Leisure Equipment & Products – 1.2%
Pool Corporation	9,760	382,299

Media – 1.1%
Entravision Communications Corp. Class A (a)	43,215	355,227

Specialty Retail – 4.0%
Build-A-Bear Workshop (a)	18,195	509,824
Genesco, Inc. (a)	22,125	825,262

		1,335,086

Textiles, Apparel & Luxury Goods – 3.7%
Carter’s, Inc. (a)	18,660	475,830
Volcom, Inc. (a)	25,245	746,495

		1,222,325

TOTAL CONSUMER DISCRETIONARY		5,072,845

ENERGY – 5.4%
Energy Equipment & Services – 5.4%
Core Laboratories N.V. (a)	4,640	375,840
Oceaneering International, Inc. (a)	5,965	236,811
TETRA Technologies, Inc. (a)	26,869	687,309
Unit Corp. (a)	9,665	468,269

		1,768,229

Oil, Gas & Consumable Fuels – 0.0%
US BioEnergy Corp. (a)	90	1,530

TOTAL ENERGY		1,769,759

FINANCIALS – 10.7%
Capital Markets – 3.4%
Cowen Group, Inc. (a)	17,710	374,566
Investment Technology Group, Inc. (a)	7,075	303,376
Lazard Ltd. Class A	9,520	450,677

		1,128,619

Commercial Banks – 0.4%
Boston Private Financial Holdings, Inc.	5,250	148,103

Consumer Finance – 3.1%
Cash America International, Inc.	21,525	1,009,523

Insurance – 3.8%
American Safety Insurance Holdings Ltd. (a)	8,735	162,034
First Mercury Financial Corp. (a)	11,085	260,719
Philadelphia Consolidated Holding Co. (a)	18,255	813,443

		1,236,196

TOTAL FINANCIALS		3,522,441

HEALTH CARE – 19.2%
Biotechnology – 2.4%
Alexion Pharmaceuticals, Inc. (a)	3,830	154,694
Arena Pharmaceuticals, Inc. (a)	10,060	129,875
ARIAD Pharmaceuticals, Inc. (a)	40,815	209,789
Cubist Pharmaceuticals, Inc. (a)	9,615	174,128
deCODE genetics, Inc. (a)	28,750	130,237

		798,723

Health Care Equipment & Supplies – 9.1%
American Medical Systems Holdings, Inc. (a)	37,135	687,740
Arrow International, Inc.	17,010	601,814
Cutera, Inc. (a)	9,410	254,070
DJO Inc. (a)	6,790	290,748
Respironics, Inc. (a)	20,360	768,590
Thoratec Corp. (a)	21,665	380,870

		2,983,832

Health Care Providers & Services – 7.7%
Centene Corp. (a)	27,575	677,518
Eclipsys Corp. (a)	38,900	799,784
Horizon Health Corp. (a)	22,315	436,705
ICON plc – ADR (a)	7,285	274,644
Matria Healthcare, Inc. (a)	12,450	357,688

		2,546,339

TOTAL HEALTH CARE		6,328,894

INDUSTRIALS – 15.0%
Commercial Services & Supplies – 7.9%
Corrections Corp. of America (a)	14,182	641,452
Global Cash Access Holdings, Inc. (a)	43,985	713,877
School Specialty, Inc. (a)	12,445	466,563
Waste Connections, Inc. (a)	19,137	795,142

		2,617,034

Electrical Equipment – 1.5%
General Cable Corp. (a)	11,490	502,228

Machinery – 4.1%
Actuant Corp. Class A	9,225	439,571
Bucyrus International, Inc. Class A	17,422	901,763

		1,341,334

Trading Companies & Distributors – 1.5%
UAP Holding Corp.	19,935	501,963

TOTAL INDUSTRIALS		4,962,559

INFORMATION TECHNOLOGY – 27.1%
Communications Equipment – 0.9%
Ixia (a)	29,200	280,320

Computers & Peripherals – 1.7%
Avid Technology, Inc. (a)	15,320	570,823

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.3%	Shares	Value

Electronic Equipment & Instruments – 7.9%
Coherent, Inc. (a)	25,380	$801,247
Dolby Laboratories, Inc. Class A (a)	26,785	830,871
OYO Geospace Corp. (a)	13,505	784,505
Photon Dynamics, Inc. (a)	16,195	189,319

		2,605,942

Internet Software & Services – 1.4%
eCollege.com, Inc. (a)	13,525	211,666
Internet Capital Group, Inc. (a)	24,230	248,600

		460,266

Semiconductor & Semiconductor Equipment – 6.4%
Advanced Energy Industries, Inc. (a)	25,690	484,770
Eagle Test Systems, Inc. (a)	12,965	189,030
Integrated Device Technology, Inc. (a)	42,295	654,727
Supertex, Inc. (a)	7,545	296,141
Trident Microsystems, Inc. (a)	27,060	491,951

		2,116,619

Software – 8.8%
ANSYS, Inc. (a)	17,700	769,773
FactSet Research Systems, Inc.	13,387	756,098
Netsmart Technologies, Inc. (a)	20,175	327,642
Quality Systems, Inc.	13,890	517,680
The9 Ltd. — ADR (a)	16,250	523,575

		2,894,768

TOTAL INFORMATION TECHNOLOGY		8,928,738

MATERIALS – 4.5%
Chemicals – 2.2%
Terra Industries, Inc. (a)	59,280	710,174

Construction Materials – 1.5%
Texas Industries, Inc.	7,595	487,827

Metals & Mining – 0.8%
Claymont Steel Holdings, Inc. (a)	14,885	273,735

TOTAL MATERIALS		1,471,736

TELECOMMUNICATION SERVICES – 1.0%
Communications Equipment – 1.0%
EMS Technologies, Inc. (a)	16,570	331,897

TOTAL TELECOMMUNICATION SERVICES		331,897

Total Common Stocks (Cost $25,009,242)		$32,388,869

	Face	Fair
Repurchase Agreements – 1.8%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$593,000	$593,000

Repurchase price $593,270
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $604,865
Total Repurchase Agreements (Cost $593,000)		$593,000

Total Investments (Cost $25,602,242) (b) – 100.1%		$32,981,869
Liabilities in Excess of Other Assets – (0.1)%		(34,529)

Total Net Assets – 100.0%		$32,947,340

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a) Non-income producing security.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $25,602,242)	$32,981,869
Cash	731
Receivable for fund shares sold	10,520
Dividends and accrued interest receivable	203
Prepaid expenses and other assets	387

Total assets	32,993,710

Liabilities:
Payable for fund shares redeemed	7,466
Payable for investment management services	25,069
Payable for compliance services	190
Accrued custody expense	610
Accrued professional fees	8,846
Accrued accounting fees	2,607
Accrued printing and filing fees	1,582

Total liabilities	46,370

Net assets	$32,947,340

Net assets consist of:
Par value, $1 per share	$1,554,554
Paid-in capital in excess of par value	40,896,301
Accumulated net realized loss on investments	(16,883,142)
Net unrealized appreciation on investments	7,379,627

Net assets	$32,947,340

Shares outstanding	1,554,554

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$21.19

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$26,290
Dividends	40,609

Total investment income	66,899

Expenses:
Management fees	269,264
Custodian fees	3,670
Directors’ fees	1,885
Professional fees	11,803
Accounting fees	16,164
Printing and filing fees	2,653
Compliance expense	1,848
Other	818

Total expenses	308,105

Net investment loss	(241,206)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	3,761,511
Change in unrealized appreciation/depreciation on investments	1,876,596

Net realized/unrealized gain (loss) on investments	5,638,107

Change in net assets from operations	$5,396,901

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(241,206)	$(220,053)
Net realized gain (loss) on investments	3,761,511	2,178,112
Change in unrealized appreciation/depreciation on investments	1,876,596	(1,298,744)

Change in net assets from operations	5,396,901	659,315

Capital transactions:
Received from shares sold	5,387,064	4,270,960
Paid for shares redeemed	(6,012,468)	(6,769,070)

Change in net assets from capital transactions	(625,404)	(2,498,110)

Change in net assets	4,771,497	(1,838,795)
Net Assets:
Beginning of year	28,175,843	30,014,638

End of year	$32,947,340	$28,175,843

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$17.64	$17.19	$14.36	$10.25	$17.69
Operations:
Net investment loss	(0.16)	(0.14)	(0.12)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	3.71	0.59	2.95	4.22	(7.30)

Total from operations	3.55	0.45	2.83	4.11	(7.44)

Net asset value, end of year	$21.19	$17.64	$17.19	$14.36	$10.25

Total return	20.12%	2.62%	19.71%	40.10%	(42.06)%
Ratios and supplemental data:
Net assets at end of year (millions)	$32.9	$28.2	$30.0	$26.6	$19.7
Ratios to average net assets:
Expenses	1.03%	1.03%	1.03%	1.11%	1.11%
Net investment loss	(0.81)%	(0.78)%	(0.74)%	(0.89)%	(1.02)%
Portfolio turnover rate	69%	52%	64%	236%	160%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Objective

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

 Performance as of December 31, 2006

Average Annual Total Returns:
One year	6.60%
Five year	1.97%
Since inception (5/1/00)	-11.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Nasdaq-100 Index Portfolio returned 6.60% versus 7.28% for the current benchmark, the Nasdaq 100 Index.

The correlation with the Nasdaq 100 Index for the year was 99.50%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the Index. The Portfolio also invests in Nasdaq-100 Index Tracking Stock. At year end, 3.7% of the Portfolio was invested in Nasdaq-100 Index Tracking Stock. The top five stock holdings at year end were Microsoft Corp., Apple Computer, Inc., QUALCOMM, Inc., Google, Inc. Class A and Cisco Systems, Inc. The largest contributors to the Index return for 2006 were Cisco Systems, Inc., Apple Computer, Inc., Comcast Corp. Class A, Microsoft Corp., and Research in Motion Ltd. The largest detractors for the Index in 2006 were eBay, Inc., QUALCOMM, Inc., Intel Corp., Yahoo!, Inc., and Teva Pharmaceutical Industries Ltd.(1)

Inflation and growth are going to be watched closely by equity investors in 2007. The Fed has been on hold since the end of June, leaving Fed Funds at 5.25% for the last four meetings in 2006. Core inflation moderated in the second half of 2006 allowing equities to rise the last half of the year. If core inflation accelerates into 2007, the Fed may be forced to raise rates, putting pressure on equities. Conversely, if inflation is held in check and Gross Domestic Product (GDP) growth stalls the Fed might need to cut rates. Moderate inflation coupled with current earnings estimates should support higher stock prices in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Nasdaq-100 Index Portfolio	Nasdaq 100 Index

05/01/2000	10,000	10,000
06/30/2000	9,850	9,828
12/31/2000	6,089	6,115
06/30/2001	4,730	4,781
12/31/2001	4,100	4,121
06/30/2002	2,720	2,748
12/31/2002	2,570	2,574
06/30/2003	3,120	3,146
12/31/2003	3,800	3,848
06/30/2004	3,920	3,980
12/31/2004	4,180	4,262
06/30/2005	3,850	3,934
12/31/2005	4,240	4,343
06/30/2006	4,060	4,167
12/31/2006	4,520	4,659
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq Exchange. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	95.7
Exchange Traded Funds	3.7
Short-Term Notes Less Net Liabilities	0.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Microsoft Corp.	6.4
2.	Apple Computer, Inc.	6.4
3.	QUALCOMM, Inc.	4.8
4.	Google, Inc. Class A	4.0
5.	Cisco Systems, Inc.	3.8
6.	Nasdaq-100 Index Tracking Stock	3.7
7.	Intel Corp.	2.6
8.	Comcast Corp. Class A	2.6
9.	Starbucks Corp.	2.4
10.	Amgen, Inc.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	58.8
Consumer Discretionary	16.6
Health Care	13.1
Industrials	4.1
Telecommunication Services	1.4
Consumer Staples	1.2
Materials	0.3
Energy	0.2

95.7

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 95.7%	Shares	Value

CONSUMER DISCRETIONARY – 16.6%
Diversified Consumer Services – 0.4%
Apollo Group, Inc. Class A (a)	5,100	$198,747

Hotels, Restaurants & Leisure – 3.1%
Starbucks Corp. (a)	30,625	1,084,738
Wynn Resorts Ltd.	3,225	302,666

		1,387,404

Household Durables – 0.7%
Garmin Ltd.	5,825	324,219

Internet & Catalog Retail – 2.7%
Amazon.com Inc. (a)	7,975	314,694
Expedia, Inc. (a)	9,600	201,408
IAC/ InterActiveCorp (a)	8,902	330,798
Liberty Media Holding Corp. – Interactive Class A (a)	17,625	380,171

		1,227,071

Media – 5.3%
Comcast Corp. Class A (a)	27,915	1,181,642
Discovery Holding Co. Class A (a)	6,925	111,423
EchoStar Communications Corp. Class A (a)	6,210	236,166
Lamar Advertising Co. Class A (a)	2,400	156,936
Liberty Global, Inc. Class A (a)	6,025	175,629
NTL Inc.	10,375	261,865
Sirius Satellite Radio, Inc. (a)	44,350	156,999
XM Satellite Radio Holdings, Inc. Class A (a)	9,175	132,579

		2,413,239

Multiline Retail – 1.7%
Sears Holdings Corp. (a)	4,700	789,271

Specialty Retail – 2.7%
American Eagle Outfitters	6,750	210,667
Bed Bath & Beyond, Inc. (a)	11,075	421,957
PETsMart, Inc.	4,025	116,162
Ross Stores, Inc.	4,005	117,347
Staples, Inc.	14,150	377,805

		1,243,938

TOTAL CONSUMER DISCRETIONARY		7,583,889

CONSUMER STAPLES – 1.2%
Food & Staples Retailing – 1.2%
Costco Wholesale Corp.	7,035	371,941
Whole Foods Market, Inc.	4,000	187,720

TOTAL CONSUMER STAPLES		559,661

ENERGY – 0.2%
Energy Equipment & Services – 0.2%
Patterson-UTI Energy, Inc.	4,675	108,600

TOTAL ENERGY		108,600

HEALTH CARE – 13.1%
Biotechnology – 9.2%
Amgen, Inc. (a)	15,847	1,082,509
Amylin Pharmaceuticals, Inc. (a)	3,650	131,655
Biogen Idec, Inc. (a)	10,675	525,103
Celgene Corp. (a)	10,900	627,077
Genzyme Corp. (a)	9,600	591,168
Gilead Sciences, Inc. (a)	13,200	857,076
MedImmune, Inc. (a)	7,445	240,995
Vertex Pharmaceuticals, Inc. (a)	3,825	143,131

		4,198,714

Health Care Equipment & Supplies – 1.4%
Biomet, Inc.	9,600	396,192
DENTSPLY International, Inc.	4,250	126,862
Intuitive Surgical, Inc. (a)	1,075	103,093

		626,147

Health Care Providers & Services – 0.9%
Express Scripts, Inc. (a)	3,525	252,390
Patterson Cos., Inc. (a)	3,880	137,779

		390,169

Pharmaceuticals – 1.6%
Sepracor, Inc. (a)	3,100	190,898
Teva Pharmaceutical Industries, Ltd. – ADR	17,685	549,650

		740,548

TOTAL HEALTH CARE		5,955,578

INDUSTRIALS – 4.1%
Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	4,875	199,339
Expeditors International of Washington, Inc.	6,100	247,050

		446,389

Commercial Services & Supplies – 0.9%
Cintas Corp.	5,600	222,376
Monster Worldwide, Inc. (a)	3,825	178,398

		400,774

Electrical Equipment – 0.4%
American Power Conversion Corp.	5,675	173,598

Machinery – 1.5%
Joy Global, Inc.	3,400	164,356
PACCAR, Inc.	8,118	526,858

		691,214

Trading Companies & Distributors – 0.3%
Fastenal Co.	4,200	150,696

TOTAL INDUSTRIALS		1,862,671

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 95.7%	Shares	Value

INFORMATION TECHNOLOGY – 58.8%
Communications Equipment – 11.3%
Cisco Systems, Inc. (a)	63,200	$1,727,256
Comverse Technology, Inc. (a)	6,105	128,877
Juniper Networks, Inc. (a)	10,825	205,025
LM Ericsson Telephone Co. – ADR	2,950	118,678
QUALCOMM, Inc.	58,045	2,193,521
Research In Motion Ltd. (a)	5,350	683,623
Tellabs, Inc. (a)	7,325	75,155

		5,132,135

Computers & Peripherals – 9.9%
Apple Computer, Inc. (a)	34,645	2,939,282
Dell, Inc. (a)	24,350	610,941
Network Appliance, Inc. (a)	11,310	444,257
SanDisk Corp. (a)	6,050	260,331
Sun Microsystems, Inc. (a)	44,595	241,705

		4,496,516

Electronic Equipment & Instruments – 0.8%
CDW Corp.	2,380	167,362
Flextronics International Ltd. (a)	18,325	210,371

		377,733

Internet Software & Services – 7.9%
Akamai Technologies, Inc. (a)	4,375	232,400
eBay, Inc. (a)	30,285	910,670
Google, Inc. Class A (a)	3,950	1,818,896
VeriSign, Inc. (a)	6,680	160,654
Yahoo!, Inc. (a)	19,035	486,154

		3,608,774

IT Services – 2.9%
CheckFree Corp. (a)	2,450	98,392
Cognizant Technology Solutions Corp. Class A (a)	4,025	310,569
Fiserv, Inc. (a)	6,312	330,875
Infosys Technologies Ltd. – ADR	3,225	175,956
Paychex, Inc.	10,520	415,961

		1,331,753

Semiconductor & Semiconductor Equipment – 10.4%
Altera Corp. (a)	14,825	291,756
Applied Materials, Inc.	20,875	385,144
Broadcom Corp. Class A (a)	12,450	402,259
Intel Corp.	58,795	1,190,599
KLA-Tencor Corp.	7,025	349,494
Lam Research Corp. (a)	4,275	216,400
Linear Technology Corp.	11,630	352,622
Marvell Technology Group Ltd. (a)	16,275	312,317
Maxim Integrated Products, Inc.	13,090	400,816
Microchip Technology, Inc.	5,225	170,857
NVIDIA Corp. (a)	10,175	376,577
Xilinx, Inc.	12,980	309,054

		4,757,895

Software – 15.6%
Activision, Inc. (a)	7,300	125,852
Adobe Systems, Inc. (a)	16,655	684,854
Autodesk, Inc. (a)	7,025	284,231
BEA Systems, Inc. (a)	10,575	133,033
Cadence Design Systems, Inc. (a)	8,475	151,787
Check Point Software Technologies Ltd. (a)	6,870	150,590
Citrix Systems, Inc. (a)	6,250	169,063
Electronic Arts, Inc. (a)	9,055	456,010
Intuit, Inc. (a)	12,780	389,918
Microsoft Corp.	98,550	2,942,703
Oracle Corp. (a)	63,085	1,081,277
Symantec Corp. (a)	28,573	595,747

		7,165,065

TOTAL INFORMATION TECHNOLOGY		26,869,871

MATERIALS – 0.3%
Chemicals – 0.3%
Sigma-Aldrich Corp.	1,850	143,782

TOTAL MATERIALS		143,782

TELECOMMUNICATION SERVICES – 1.4%
Diversified Telecommunication Services – 0.4%
Level 3 Communications, Inc. (a)	33,425	187,180

Wireless Telecommunication Services – 1.0%
Millicom International Cellular S.A. (a)	2,825	174,133
NII Holdings, Inc. (a)	4,375	281,925

		456,058

TOTAL TELECOMMUNICATION SERVICES		643,238

Total Common Stocks (Cost $39,344,913)		$43,727,290

		Fair
Exchange Traded Funds – 3.7%	Shares	Value

Nasdaq-100 Index Tracking Stock	38,765	$1,673,098

Total Exchange Traded Funds (Cost $1,591,945)		$1,673,098

(continued)

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Short-Term Notes – 0.6%	Amount	Value

American Express Credit Corp. 5.260%, 01/02/2007	$258,000	$257,962

Total Short-Term Notes (Cost $257,962)		$257,962

Total Investments – 100.0% (Cost $41,194,820) (b)		$45,658,350
Liabilities in Excess of Other Assets – 0.0%		(2,896)

Total Net Assets – 100.0%		$45,655,454

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a) Non-income producing security.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $41,194,820)	$45,658,350
Cash	1,082
Receivable for fund shares sold	6,504
Dividends and accrued interest receivable	21,301
Prepaid expenses and other assets	541

Total assets	45,687,778

Liabilities:
Payable for fund shares redeemed	267
Payable for investment management services	15,682
Payable for compliance services	190
Accrued custody expense	1,437
Accrued professional fees	8,846
Accrued accounting fees	3,598
Accrued printing and filing fees	2,304

Total liabilities	32,324

Net assets	$45,655,454

Net assets consist of:
Par value, $1 per share	$10,107,688
Paid-in capital in excess of par value	35,913,286
Accumulated net realized loss on investments	(4,834,727)
Net unrealized appreciation on investments	4,463,530
Undistributed net investment income	5,677

Net assets	$45,655,454

Shares outstanding	10,107,688	*

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$4.52

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$14,536
Dividends (net of withholding tax of $859)	190,384

Total investment income	204,920

Expenses:
Management fees	152,134
Custodian fees	8,647
Directors’ fees	2,405
Professional fees	12,071
Accounting fees	20,369
Printing and filing fees	4,809
Compliance expense	1,848
Other	857

Total expenses	203,140

Net investment income	1,780

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(121,992)
Change in unrealized appreciation/depreciation on investments	3,179,211

Net realized/unrealized gain (loss) on investments	3,057,219

Change in net assets from operations	$3,058,999

*	As presented in Note 1 of the Notes to Financial Statements, the Fund had 10 million authorized shares at year end that were unallocated. As such, the shares in the Nasdaq-100 Index Portfolio class in excess of the “Authorized Fund shares allocated to Portfolio” do not represent unauthorized shares of the Fund. The unallocated shares of the Fund were subsequently allocated to the Nasdaq-100 Index Portfolio upon proper approval of the Board.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100 Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,780	$12,028
Net realized gain (loss) on investments	(121,992)	(106,005)
Change in unrealized appreciation/depreciation on investments	3,179,211	936,205

Change in net assets from operations	3,058,999	842,228

Capital transactions:
Received from shares sold	14,568,003	14,487,148
Paid for shares redeemed	(3,232,496)	(3,564,972)

Change in net assets from capital transactions	11,335,507	10,922,176

Change in net assets	14,394,506	11,764,404
Net Assets:
Beginning of year	31,260,948	19,496,544

End of year	$45,655,454	$31,260,948

Undistributed net investment income	$5,677	$15,925

 Financial Highlights

	Years Ended December 31,

	2006	2005	2004	2003	2002

Selected Per-Share Data:
Net asset value, beginning of year	$4.24	$4.18	$3.80	$2.57	$4.10
Operations:
Net investment income (loss)	—	—	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.28	0.06	0.35	1.24	(1.52)

Total from operations	0.28	0.06	0.38	1.23	(1.53)

Net asset value, end of year	$4.52	$4.24	$4.18	$3.80	$2.57

Total return	6.60%	1.44%	10.00%	47.86%	(37.32)%
Ratios and supplemental data:
Net assets at end of year (millions)	$45.7	$31.3	$19.5	$16.7	$7.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.53%	0.54%	0.58%	0.67%	0.68%
Net investment income (loss)	0.00%	0.05%	0.67%	(0.44)%	(0.56)%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.53%	0.64%	0.93%	1.05%	1.08%
Portfolio turnover rate	36%	45%	20%	64%	103%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	16.42%
Since inception (5/1/02)	8.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Bristol Portfolio returned 16.42% versus 15.79% for the current benchmark, the S&P 500 Index.

The market indices made solid advances in 2006 despite a mixed economic outlook. Inflation, a weak housing market, and energy cost concerns were prevalent issues throughout most of the year. By the fourth quarter, however, inflationary fears began to ease and energy and commodity prices declined. Consumer spending appeared resilient throughout most of the year, and the unemployment level reached a 5-year low of 4.4% in October.

The Portfolio’s relative out-performance this year was primarily the result of specific stock selection. Stocks that beat earnings estimates continued to out-perform. The major contributors included Cisco Systems, Inc., up 60% on good long-term prospects for IPTV and their core enterprise products, and a positive earnings announcement in the third quarter, and The Goldman Sachs Group, Inc., up 57% after significantly exceeding earnings estimates, increased activity in M&A and strength in capital markets. Fisher Scientific International, Inc. was up 40% on an acquisition by Thermo-Electron Corp. and a positive earnings announcement, and Caterpillar, Inc. was up 36%, after beating earnings driven by strong mining equipment exposure. Additionally, Pfizer, Inc. was up 34% on strong Lipitor sales.(1)

Detractors to performance included JDS Uniphase Corp., down 47% on push-outs of orders in their test and measurement division as a result of the AT&T/ BellSouth merger, as well as on stock weakness due to a convertible offering. JDS Uniphase Corp. was the biggest detractor to performance this year. Maxim Integrated Products, Inc. was another detractor, down 31% after missing earnings due to lower gross margins and more aggressive competition. United Health Group, Inc. was down 22% on fears of rising Medical Loss Ratio (MLR) and increasing competition, as well as issues with options backdating, while Wellpoint, Inc. was down 12% on concerns regarding growth in its commercial business. Another detractor was QUALCOMM, Inc., down 11% on concerns over patent disputes with Nokia and Broadcom.(1)

Areas of significant change to the Portfolio were in the Health Care, Information Technology and Materials sectors. We were over-weighted in Health Care throughout most of the year but recently began to significantly reduce this sector. We sold Cardinal Health, Inc. on competitive issues with WalMart introducing a new generic drug plan and potentially taking share from Walgreens and CVS, Cardinal Health, Inc.’s two largest customers. We also sold Wellpoint, Inc. on concerns of enrollment growth at managed care companies creating increased competition/pricing pressures. Celgene Corporation and Johnson & Johnson were both sold on valuation. We did buy some Amgen, Inc. for its long-term pipeline strength and attractive valuation, however we are waiting for more clarity on erythropoietin (EPO) Medicare reimbursement and competition from Roche before taking a full position.(1)

We have recently been increasing our exposure to the Information Technology and Materials sectors. We purchased Adobe Systems, Inc. on expected EPS upside in 2007/2008 from product upgrades and macromedia flash use in handsets. We also added Dell, Inc., which is expected to benefit from the Vista upgrade due to its enterprise exposure, EMC Corp. on valuation and strength in its VMWave product (server virtualization software), and Maxim Integrated Products, Inc. on margin improvement and potential benefit from TDS CDMA in China.(1)

We had been under-weighted in Materials throughout the year, but commodity stocks recently became more attractive with compelling valuations and expectations for continued growth in China. In this sector, we bought Rio Tinto PLC, Carpenter Technology Corp. and Celanese Corp.(1)

We were market-weight throughout most of the year in Energy and now have a slight under-weight. In Financials, we also have a slight under-weight going forward, however we do own three major broker stocks, Morgan Stanley, Merrill Lynch & Co., Inc. and The Goldman Sachs Group, Inc., which we expect to out-perform in a positive market.(1)

We believe the market is showing reasonable forward P/ E values and we are optimistic going into 2007. Inflation appears under control, and the price of energy and commodities has moderated. Although the economy is still showing evidence of a slowdown, we believe the market should continue to do well. The Portfolio is properly positioned to reflect this outlook.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Bristol	S&P 500 Index

05/01/2002	10,000	10,000
06/30/2002	8,950	9,138
12/31/2002	7,900	8,197
06/30/2003	8,811	9,161
12/31/2003	10,464	10,548
06/30/2004	10,695	10,911
12/31/2004	11,366	11,696
06/30/2005	11,954	11,601
12/31/2005	12,734	12,270
06/30/2006	13,174	12,602
12/31/2006	14,824	14,208

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	97.7
Repurchase Agreements Less Net Liabilities	2.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	General Electric Co.	3.0
2.	Microsoft Corp.	2.4
3.	Citigroup, Inc.	2.4
4.	The Procter & Gamble Co.	2.4
5.	International Business Machines Corp.	2.0
6.	United Technologies Corp.	2.0
7.	AT&T Inc.	2.0
8.	The Hartford Financial Services Group, Inc.	2.0
9.	Chevron Corp.	2.0
10.	Honeywell International, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

% of Net Assets
Information Technology	21.4
Financials	19.6
Health Care	13.2
Energy	10.2
Industrials	9.5
Consumer Discretionary	8.1
Consumer Staples	7.9
Materials	4.1
Telecommunication Services	3.7

97.7

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.7%	Shares	Value

CONSUMER DISCRETIONARY – 8.1%
Hotels, Restaurants & Leisure – 1.0%
Las Vegas Sands Corp. (a)	6,700	$599,516

Multiline Retail – 1.5%
J.C. Penney Co. Inc.	12,100	936,056

Specialty Retail – 2.2%
Abercrombie & Fitch Co. Class A	3,400	236,742
Staples, Inc.	43,600	1,164,120

		1,400,862

Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc. (a)	14,500	622,920
Liz Claiborne, Inc.	15,400	669,284
Quiksilver, Inc. (a)	53,100	836,325

		2,128,529

TOTAL CONSUMER DISCRETIONARY		5,064,963

CONSUMER STAPLES – 7.9%
Beverages – 5.5%
Constellation Brands, Inc. Class A (a)	41,700	1,210,134
Molson Coors Brewing Co. Class B	12,800	978,432
PepsiCo, Inc.	19,600	1,225,980

		3,414,546

Household Products – 2.4%
The Procter & Gamble Co.	23,000	1,478,210

TOTAL CONSUMER STAPLES		4,892,756

ENERGY – 10.2%
Oil, Gas & Consumable Fuels – 10.2%
Apache Corp.	12,500	831,375
Cameco Corp.	27,700	1,120,465
Chevron Corp.	16,800	1,235,304
Hess Corp.	19,700	976,529
Marathon Oil Corp.	11,400	1,054,500
Murphy Oil Corp.	22,300	1,133,955

TOTAL ENERGY		6,352,128

FINANCIALS – 19.6%
Capital Markets – 5.6%
Franklin Resources, Inc.	3,200	352,544
Merrill Lynch & Co., Inc.	12,100	1,126,510
Morgan Stanley	9,800	798,014
The Goldman Sachs Group, Inc.	6,100	1,216,035

		3,493,103

Commercial Banks – 1.8%
Wachovia Corp.	19,300	1,099,135

Consumer Finance – 1.0%
Capital One Financial Corp.	8,000	614,560

Diversified Financial Services – 6.3%
Bank of America Corp.	22,500	1,201,275
Citigroup, Inc.	27,400	1,526,180
JPMorgan Chase & Co.	25,000	1,207,500

		3,934,955

Insurance – 3.9%
American International Group, Inc.	16,800	1,203,888
The Hartford Financial Services Group, Inc.	13,400	1,250,354

		2,454,242

Thrifts & Mortgage Finance – 1.0%
Countrywide Financial Corp.	15,400	653,730

TOTAL FINANCIALS		12,249,725

HEALTH CARE – 13.2%
Biotechnology – 2.1%
Human Genome Sciences, Inc. (a)	46,200	574,728
PDL BioPharma, Inc. (a)	38,000	765,320

		1,340,048

Health Care Equipment & Supplies – 1.3%
Medtronic, Inc.	14,800	791,948

Health Care Providers & Services – 1.4%
Community Health Systems, Inc. (a)	24,900	909,348

Life Sciences Tools & Services – 4.5%
Invitrogen Corp. (a)	14,100	797,919
PerkinElmer, Inc.	38,800	862,524
Thermo Fisher Scientific, Inc. (a)	25,000	1,132,250

		2,792,693

Pharmaceuticals – 3.9%
Pfizer, Inc.	46,600	1,206,940
Wyeth	23,800	1,211,896

		2,418,836

TOTAL HEALTH CARE		8,252,873

INDUSTRIALS – 9.5%
Aerospace & Defense – 5.7%
Honeywell International, Inc.	27,100	1,226,004
L-3 Communications Holdings, Inc.	13,000	1,063,140
United Technologies Corp.	20,100	1,256,652

		3,545,796

Industrial Conglomerates – 3.8%
General Electric Co.	50,200	1,867,942
Textron, Inc.	5,600	525,112

		2,393,054

TOTAL INDUSTRIALS		5,938,850

INFORMATION TECHNOLOGY – 21.4%
Communications Equipment – 5.4%
Alcatel-Lucent – ADR	64,800	921,456
Cisco Systems, Inc. (a)	44,700	1,221,651
JDS Uniphase Corp. (a)	47,950	798,847
QUALCOMM, Inc.	11,300	427,027

		3,368,981

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.7%	Shares	Value

Computers & Peripherals – 7.2%
Apple Computer, Inc. (a)	9,100	$772,044
Dell, Inc. (a)	35,700	895,713
EMC Corp. (a)	47,600	628,320
Hewlett-Packard Co.	22,800	939,132
International Business Machines Corp.	13,000	1,262,950

		4,498,159

Internet Software & Services – 3.2%
Google, Inc. Class A (a)	2,360	1,086,733
Yahoo!, Inc. (a)	35,300	901,562

		1,988,295

IT Services – 1.5%
Hewitt Associates, Inc. Class A (a)	36,100	929,575

Semiconductor & Semiconductor Equipment – 0.4%
Maxim Integrated Products, Inc.	8,500	260,270

Software – 3.7%
Adobe Systems, Inc. (a)	19,100	785,392
Microsoft Corp.	51,200	1,528,832

		2,314,224

TOTAL INFORMATION TECHNOLOGY		13,359,504

MATERIALS – 4.1%
Chemicals – 1.1%
Celanese Corp. Class A	26,500	685,820

Metals & Mining – 3.0%
Carpenter Technology Corp.	8,900	912,428
Rio Tinto PLC – ADR	4,600	977,454

		1,889,882

TOTAL MATERIALS		2,575,702

TELECOMMUNICATION SERVICES – 3.7%
Diversified Telecommunication Services – 3.7%
AT&T Inc.	35,100	1,254,825
Verizon Communications, Inc.	28,500	1,061,340

TOTAL TELECOMMUNICATION SERVICES		2,316,165

Total Common Stocks (Cost $56,385,675)		$61,002,666

	Face	Fair
Repurchase Agreements – 3.2%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$1,990,000	$1,990,000

Repurchase price $1,990,907
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $2,029,816
Total Repurchase Agreements (Cost $1,990,000)		1,990,000

Total Investments – 100.9% (Cost $58,375,675) (b)		$62,992,666
Liabilities in Excess of Other Assets – (0.9)%		(543,967)

Total Net Assets – 100.0%		$62,448,699

Percentages are stated as a percent of net assets.

Abbreviations:

    ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $58,375,675)	$62,992,666
Cash	118
Receivable for fund shares sold	142,622
Dividends and accrued interest receivable	33,673
Prepaid expenses and other assets	664

Total assets	63,169,743

Liabilities:
Payable for securities purchased	662,250
Payable for fund shares redeemed	13
Payable for investment management services	41,391
Payable for compliance services	190
Accrued custody expense	1,616
Accrued professional fees	8,846
Accrued accounting fees	3,926
Accrued printing and filing fees	2,812

Total liabilities	721,044

Net assets	$62,448,699

Net assets consist of:
Par value, $1 per share	$4,773,601
Paid-in capital in excess of par value	49,896,462
Accumulated net realized gain on investments	3,103,709
Net unrealized appreciation on investments	4,616,991
Undistributed net investment income	57,936

Net assets	$62,448,699

Shares outstanding	4,773,601

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.08

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$48,561
Dividends (net of withholding tax of $439)	618,087

Total investment income	666,648

Expenses:
Management fees	360,402
Custodian fees	9,730
Directors’ fees	2,887
Professional fees	12,311
Accounting fees	21,224
Printing and filing fees	6,249
Compliance expense	1,848
Other	856

Total expenses	415,507

Net investment income	251,141

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	3,172,587
Change in unrealized appreciation/depreciation on investments	3,769,139

Net realized/unrealized gain (loss) on investments	6,941,726

Change in net assets from operations	$7,192,867

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$251,141	$100,494
Net realized gain (loss) on investments	3,172,587	1,698,578
Change in unrealized appreciation/depreciation on investments	3,769,139	447,104

Change in net assets from operations	7,192,867	2,246,176

Distributions to shareholders:
Distributions of net realized capital gains	(193,205)	—

Capital transactions:
Received from shares sold	26,600,807	22,501,040
Received from dividends reinvested	193,205	—
Paid for shares redeemed	(1,325,643)	(2,818,793)

Change in net assets from capital transactions	25,468,369	19,682,247

Change in net assets	32,468,031	21,928,423
Net Assets:
Beginning of year	29,980,668	8,052,245

End of year	$62,448,699	$29,980,668

Undistributed net investment income	$57,936	$100,494

 Financial Highlights

	Years Ended December 31,				Period from
					May 1, 2002* to
	2006	2005	2004	2003	December 31, 2002

Selected Per-Share Data:
Net asset value, beginning of period	$11.27	$10.06	$10.43	$7.90	$10.00
Operations:
Net investment income	0.04	0.01	0.13	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.81	1.20	0.63	2.53	(2.09)

Total from operations	1.85	1.21	0.76	2.56	(2.10)

Distributions:
Distributions from net investment income	(0.04)	—	(0.10)	(0.03)	—
Distributions of net realized capital gains	—	—	(1.03)	—	—

Total distributions	(0.04)	—	(1.13)	(0.03)	—

Net asset value, end of period	$13.08	$11.27	$10.06	$10.43	$7.90

Total return	16.42%	12.03%	8.62%	32.44%	(21.00	)%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$62.4	$30.0	$8.1	$7.0	$3.0
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.92%	0.96%	0.27%	0.86%	1.71	% (a)
Net investment income (loss)	0.56%	0.54%	1.45%	0.39%	(0.24	)%(a)
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.92%	0.96%	1.07%	1.25%	1.83	% (a)
Portfolio turnover rate	216%	224%	300%	224%	98%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	16.74%
Since inception (5/1/02)	4.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Bryton Growth Portfolio returned 16.74% versus 13.35% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio out-performed the Russell 2000 Growth Index by 339 basis points. Market strength was broad-based for 2006, although the indices slipped to negative territory mid year briefly due to inflation concerns and investor preoccupation with a housing bust. In the end, the equity markets turned in double-digit returns helped by falling gasoline prices, resilient consumers, growing corporate profits, and private equity M&A activities. The perception that the Fed was done with raising interest rates also helped fuel the surge.

We maintained the over-weight of the Health Care sector throughout the year believing in its ability to out-perform even in a slowing economy due to stable growth, innovations and pricing power. However, we are now only 4% over-weighted after selling Neurometrix, Inc., Luminex Corp., and Omnicell, Inc. as they reached our targets. We continued to add to the Information Technology sector, but we are still 2% under-weighted compared to 2% over-weight at the beginning of the year. We sold Cymer, Inc. on negative revisions while adding Emulex Corp. and C-COR, Inc. on positive revisions. We also bought Sohu.com, Inc., a Chinese Internet stock, as we were convinced it was undervalued.(1)

We own more retail stocks now, a 4% over-weight, compared to the start of the year’s 1% under-weight. Some newly added stocks include BJ’s Wholesale Club, Inc., Borders Group, Inc., Pacific Sunwear of California Inc., and Wild Oats Markets, Inc. They all appeared cheap in our valuation screening. Another noteworthy change was the financial sector moving to a 2% over-weight from a 6% under-weight. We bought several small banks including Texas Regional Bancshares, Prosperity Bancshares, Inc., Cathay General Bancorp, and Texas Capital Bancshares, Inc., which have attractive footprints and minor exposure to the slowing residential housing market. Texas Regional Bancshares was acquired soon after we bought the shares. We also bought Waddell & Reed Financial, Inc. on attractive valuation, and outperforming funds, which were attracting investors’ money.(1)

Out-performers for the year included Manitowoc Co. Inc., up over 130% on strong earnings as it benefited from robust growth in the global infrastructure and commercial construction market, Isis Pharmaceuticals, Inc., up 110% on improved outlook of various drug candidates, MEMC Electronics Materials, Inc., up over 90% on positive revisions due to strong demand and pricing power, Sotheby’s Holdings, Inc., up 65% on a robust art auction market, and Serologicals Corp., up 58%, after an acquisition announcement by Millipore.(1)

Detractors to performance included Finisar Corp., down 34% after lowering its margin outlook, PDL BioPharma, Inc. and Marchex, Inc. both down 30%, Cubist Pharmaceuticals, Inc., down 15% on disappointing sales and earnings, and Keystone Automotive Industries, Inc., down 8% on concerns that a legal set back would hinder business growth.(1)

We anticipate that the U.S. economy will continue to grow and that corporate profits will continue to rise, though at a slower pace. Oil prices have declined more than 20% from recent highs, which could be encouraging to consumers and should help to tame inflation expectations. Cash on corporate balance sheets will boost share repurchases. Heightened shareholder activism coupled with record private equity liquidity will lead to more merger and acquisition deals and should support equity valuation. Equity valuation is still reasonable after the recent rally, as earnings have also gone up double digits. Thus, we are optimistic on the equity market in the near term and think the Portfolio is properly positioned for this environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Bryton Growth	Russell 2000 Growth Index

05/01/2002	10,000	10,000
06/30/2002	8,170	8,635
12/31/2002	6,880	7,286
06/30/2003	8,140	8,694
12/31/2003	9,330	10,822
06/30/2004	9,280	11,437
12/31/2004	10,030	12,370
06/30/2005	9,580	11,927
12/31/2005	10,462	12,884
06/30/2006	10,902	13,666
12/31/2006	12,213	14,604

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	94.5
Repurchase Agreements
Less Net Liabilities	5.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	DRS Technologies, Inc.	1.8
2.	Affiliated Managers Group, Inc.	1.8
3.	Finisar Corp.	1.8
4.	Waddell & Reed Financial, Inc. Class A	1.8
5.	aQuantive, Inc.	1.8
6.	BE Aerospace, Inc.	1.8
7.	PMC – Sierra, Inc.	1.7
8.	TIBCO Software, Inc.	1.7
9.	Sohu.com, Inc.	1.7
10.	Silicon Image, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Health Care	24.5
Information Technology	20.2
Industrials	17.3
Consumer Discretionary	12.2
Financials	10.1
Energy	4.6
Consumer Staples	4.4
Materials	1.2

94.5

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 94.5%	Shares	Value

CONSUMER DISCRETIONARY – 12.2%
Auto Components – 3.0%
Keystone Automotive Industries, Inc. (a)	12,500	$424,875
LKQ Corp. (a)	20,000	459,800

		884,675

Specialty Retail – 6.4%
A.C. Moore Arts & Crafts, Inc. (a)	8,500	184,195
Aeropostale, Inc. (a)	14,000	432,180
Borders Group, Inc.	20,000	447,000
HOT Topic, Inc. (a)	28,000	373,520
Pacific Sunwear Of California Inc. (a)	22,000	430,760

		1,867,655

Textiles, Apparel & Luxury Goods – 2.8%
Quiksilver, Inc. (a)	22,900	360,675
The Warnaco Group, Inc. (a)	18,000	456,840

		817,515

TOTAL CONSUMER DISCRETIONARY		3,569,845

CONSUMER STAPLES – 4.4%
Food & Staples Retailing – 2.9%
BJ’s Wholesale Club, Inc. (a)	14,000	435,540
Wild Oats Markets, Inc. (a)	28,000	402,640

		838,180

Food Products – 1.5%
Hain Celestial Group, Inc. (a)	14,500	452,545

TOTAL CONSUMER STAPLES		1,290,725

ENERGY – 4.6%
Energy Equipment & Services – 1.5%
Superior Energy Services, Inc. (a)	13,000	424,840

Oil, Gas & Consumable Fuels – 3.1%
Arena Resources, Inc. (a)	10,500	448,455
Berry Petroleum Co. Class A	15,000	465,150

		913,605

TOTAL ENERGY		1,338,445

FINANCIALS – 10.1%
Capital Markets – 3.6%
Affiliated Managers Group, Inc. (a)	5,000	525,650
Waddell & Reed Financial, Inc. Class A	19,000	519,840

		1,045,490

Commercial Banks – 5.1%
Cathay General Bancorp	8,000	276,080
First Financial Bankshares, Inc.	2,000	83,720
Prosperity Bancshares, Inc.	10,000	345,100
Texas Capital Bancshares, Inc. (a)	13,000	258,440
The South Financial Group, Inc.	9,000	239,310
UCBH Holdings, Inc.	16,000	280,960

		1,483,610

Real Estate Management & Development – 1.4%
Jones Lang LaSalle, Inc.	4,500	414,765

TOTAL FINANCIALS		2,943,865

HEALTH CARE – 24.5%
Biotechnology – 5.6%
Coley Pharmaceuticals Group (a)	28,000	271,320
Cubist Pharmaceuticals, Inc. (a)	16,000	289,760
Human Genome Sciences, Inc. (a)	18,000	223,920
Isis Pharmaceuticals, Inc. (a)	42,000	467,040
PDL BioPharma, Inc. (a)	14,150	284,981
Vion Pharmaceuticals, Inc. (a)	76,400	103,140

		1,640,161

Health Care Equipment & Supplies – 11.3%
American Medical Systems Holdings, Inc. (a)	20,000	370,400
ArthroCare Corp. (a)	6,300	251,496
Conceptus, Inc. (a)	13,000	276,770
DJO Inc. (a)	10,000	428,200
ev3, Inc. (a)	21,000	361,830
Hologic, Inc. (a)	10,000	472,800
Micrus Endovascular Corp. (a)	15,000	286,200
Northstar Neuroscience, Inc. (a)	30,000	431,400
Viasys Healthcare, Inc. (a)	15,000	417,300

		3,296,396

Health Care Providers & Services – 3.2%
Psychiatric Solutions, Inc. (a)	13,000	487,760
Sunrise Senior Living, Inc. (a)	15,000	460,800

		948,560

Health Care Technology – 1.5%
Trizetto Group (a)	23,000	422,510

Life Sciences Tools & Services – 0.9%
Exelixis, Inc. (a)	29,000	261,000

Pharmaceuticals – 2.0%
Inyx, Inc. (a)	95,000	221,350
Nektar Therapeutics (a)	24,000	365,040

		586,390

TOTAL HEALTH CARE		7,155,017

INDUSTRIALS – 17.3%
Aerospace & Defense – 3.5%
BE Aerospace, Inc. (a)	20,000	513,600
DRS Technologies, Inc.	10,000	526,800

		1,040,400

Commercial Services & Supplies – 4.4%
Corrections Corp. of America (a)	8,950	404,808
Herman Miller, Inc.	12,000	436,320
The GEO Group Inc. (a)	12,000	450,240

		1,291,368

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 94.5%	Shares	Value

Construction & Engineering – 3.2%
Insituform Technologies, Inc. Class A (a)	17,000	$439,620
Quanta Services, Inc. (a)	25,000	491,750

		931,370

Machinery – 6.2%
Bucyrus International, Inc. Class A	4,600	238,096
Kaydon Corp.	12,000	476,880
Manitowoc Co. Inc.	6,500	386,295
The Middleby Corp. (a)	4,500	471,015
TurboChef Technologies, Inc. (a)	14,000	238,280

		1,810,566

TOTAL INDUSTRIALS		5,073,704

INFORMATION TECHNOLOGY – 20.2%
Communications Equipment – 3.5%
C-COR, Inc. (a)	5,000	55,700
Finisar Corp. (a)	161,000	520,030
Foundry Networks, Inc. (a)	31,000	464,380

		1,040,110

Computers & Peripherals – 3.2%
Emulex Corp. (a)	23,000	448,730
QLogic Corp. (a)	22,000	482,240

		930,970

Internet Software & Services – 3.5%
aQuantive, Inc. (a)	21,000	517,860
Sohu.com, Inc. (a)	21,000	504,000

		1,021,860

Semiconductor & Semiconductor Equipment – 6.7%
Atheros Communications, Inc. (a)	18,000	383,760
PMC – Sierra, Inc. (a)	76,000	509,960
Sigma Designs, Inc. (a)	3,200	81,440
Silicon Image, Inc. (a)	39,000	496,080
Silicon Laboratories, Inc. (a)	14,000	485,100

		1,956,340

Software – 3.3%
Informatica Corp. (a)	38,000	463,980
TIBCO Software, Inc. (a)	54,000	509,760

		973,740

TOTAL INFORMATION TECHNOLOGY		5,923,020

MATERIALS – 1.2%
Metals & Mining – 1.2%
FNX Mining Co, Inc. (FNX CN) (a) (b)	3,000	47,001
FNX Mining Co, Inc. (FNXMF) (a)	19,000	297,825

TOTAL MATERIALS		344,826

Total Common Stocks (Cost $25,621,276)		$27,639,447

	Face	Fair
Repurchase Agreements – 5.6%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$1,653,000	$1,653,000

Repurchase price $1,653,753
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $1,686,073
Total Repurchase Agreements (Cost $1,653,000)		$1,653,000

Total Investments – 100.1% (Cost $27,274,276) (c)		$29,292,447
Liabilities in Excess of Other Assets – (0.1)%		(31,535)

Total Net Assets – 100.0%		$29,260,912

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $47,001 or 0.2% of the Portfolio’s net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

(c)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $27,274,276)	$29,292,447
Cash	354
Receivable for fund shares sold	129,911
Dividends and accrued interest receivable	6,170
Prepaid expenses and other assets	263

Total assets	29,429,145

Liabilities:
Payable for securities purchased	134,470
Payable for investment management services	20,306
Payable for compliance services	190
Accrued custody expense	838
Accrued professional fees	8,846
Accrued accounting fees	2,399
Accrued printing and filing fees	1,184

Total liabilities	168,233

Net assets	$29,260,912

Net assets consist of:
Par value, $1 per share	$2,411,523
Paid-in capital in excess of par value	23,015,115
Accumulated net realized gain on investments	1,834,251
Net unrealized appreciation on investments	2,018,171
Accumulated net investment loss	(18,148)

Net assets	$29,260,912

Shares outstanding	2,411,523

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$12.13

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$31,447
Dividends	37,018

Total investment income	68,465

Expenses:
Management fees	156,429
Custodian fees	5,099
Directors’ fees	1,173
Professional fees	11,516
Accounting fees	12,920
Printing and filing fees	2,364
Compliance expense	1,848
Other	355

Total expenses	191,704

Net investment loss	(123,239)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	2,023,627
Change in unrealized appreciation/depreciation on investments	927,702

Net realized/unrealized gain (loss) on investments	2,951,329

Change in net assets from operations	$2,828,090

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(123,239)	$(64,809)
Net realized gain (loss) on investments	2,023,627	713,107
Change in unrealized appreciation/depreciation on investments	927,702	(68,857)

Change in net assets from operations	2,828,090	579,441

Distributions to shareholders:
Distributions from net investment income	—	(1,877)
Distributions of net realized capital gains	(194,124)	—

Total distributions to shareholders	(194,124)	(1,877)
Capital transactions:
Received from shares sold	17,005,780	7,212,790
Received from dividends reinvested	194,124	1,877
Paid for shares redeemed	(1,812,906)	(3,534,763)

Change in net assets from capital transactions	15,386,998	3,679,904

Change in net assets	18,020,964	4,257,468
Net Assets:
Beginning of year	11,239,948	6,982,480

End of year	$29,260,912	$11,239,948

Accumulated net investment loss	$(18,148)	$(43,070)

 Financial Highlights

	Years Ended December 31,				Period from
					May 1, 2002* to
	2006	2005	2004	2003	December 31, 2002

Selected Per-Share Data:
Net asset value, beginning of period	$10.46	$10.03	$9.33	$6.88	$10.00
Operations:
Net investment income (loss)	(0.03)	(0.06)	—	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.78	0.49	0.70	2.50	(3.06)

Total from operations	1.75	0.43	0.70	2.45	(3.12)

Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions of net realized capital gains	(0.08)	—	—	—	—

Total distributions	(0.08)	—	—	—	—

Net asset value, end of period	$12.13	$10.46	$10.03	$9.33	$6.88

Total return	16.74%	4.30%	7.50%	35.61%	(31.20	)%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$29.3	$11.2	$7.0	$5.9	$2.7
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.04%	1.11%	0.30%	0.99%	1.77	%(a)
Net investment income (loss)	(0.67)%	(0.74)%	0.03%	(0.80)%	(1.45	)%(a)
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.04%	1.11%	1.15%	1.45%	1.98	%(a)
Portfolio turnover rate	99%	155%	150%	201%	38%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	7.93%
Since inception (5/1/04)	12.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the U.S. Equity Portfolio returned 7.93% versus 15.33% for the current benchmark, the S&P Composite 1500 Index.

ICON Advisers, Inc. (“ICON”)’s emphasis on cyclical industries, primarily from the Industrials and Materials sectors, fueled returns early in the period. However, a major market shift abruptly began in May and featured more defensive industries and mature, large-cap issues.(1)

When the market reversal occurred, the Portfolio was concentrated in the small-and mid-cap cyclical stocks that had dominated the first three years of the bull market. Those stocks rapidly became some of the worst performers in virtually every sector, but clear leadership was vague. Consistent with ICON’s investment style, management watched the ICON system closely during this uncertain period, waiting for relative strength metrics to validate the true industry leaders.(1)

When leadership became more evident, ICON gradually rotated out of cyclical holdings into more mature, recession-proof stocks. While the ICON system’s focus on valuation identified the new theme, the Portfolio missed some upside while management watched for leadership to develop clearly.(1)

In general, the Portfolio’s exposure to the Materials sector throughout the period contributed to performance, but positions in the Consumer Staples and Energy sectors detracted from returns. While the Energy sector was positive early in the fiscal period, Energy issues declined sharply from early May through September, causing a significant drag on overall performance. ICON concentrated the Portfolio in industries with a heavy cyclical bent, primarily in the Industrials, Materials, and Energy sectors, until August and September. As market leadership suddenly swung in May toward more defensive industries, the Portfolio’s cyclical positioning hindered returns.(1)

From an industry standpoint, among the worst performing industry in the Portfolio was oil & gas drilling, with the oil & gas exploration & production industry also accounting for negative performance. The Portfolio’s relative performance was also hindered by its positions in the gold and semiconductor industries. Among the Portfolio’s poorest performers were Siliconware Precision Industries Co. Ltd., Marvell Technology Group Ltd., Plantronics, Inc., Rowan Cos., Inc., and SiRF Technology Holdings, Inc.(1)

On the positive side, the steel, aluminum, internet software & services, wireless telecommunications services, and health care distributors industries added to returns during the period. Individual holdings that performed well included Cash America International, Inc., Celgene Corp., Steel Dynamics, Inc., Steve Madden Ltd., and Aleris International, Inc.(1)

ICON believes the combination of relatively low long-term interest rates and stable, growing corporate earnings continues to provide a solid foundation for stocks. ICON’s analysis suggests, however, that mature, blue-chip issues may lead the market higher, so they have gradually rotated into this strong leadership as their metrics dictate.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	U.S. Equity	S&P Composite 1500 Index

05/01/2004	10,000	10,000
06/30/2004	10,210	10,358
12/31/2004	11,710	11,142
06/30/2005	11,700	11,107
12/31/2005	12,730	11,772
06/30/2006	13,310	12,131
12/31/2006	13,739	13,578

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	98.2
Short-Term Notes Less Net Liabilities	1.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Microsoft Corp.	3.2
2.	Johnson & Johnson	2.7
3.	AT&T Inc.	2.6
4.	American International Group, Inc.	2.4
5.	International Business Machines Corp.	2.2
6.	Cisco Systems, Inc.	2.0
7.	The Procter & Gamble Co.	1.9
8.	JPMorgan Chase & Co.	1.9
9.	Bank of America Corp.	1.5
10.	General Electric Co.	1.5

(1) Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

% of Net Assets
Financials	24.8
Consumer Discretionary	19.4
Information Technology	18.2
Health Care	10.2
Industrials	5.8
Telecommunication Services	5.7
Energy	5.2
Materials	4.3
Utilities	2.7
Consumer Staples	1.9

98.2

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.2%	Shares	Value

CONSUMER DISCRETIONARY – 19.4%
Automobiles – 1.9%
Honda Motor Co., Ltd. – ADR	6,040	$238,822
Toyota Motor Corp. – ADR	1,340	179,975

		418,797

Hotels, Restaurants & Leisure – 1.5%
O’Charley’s, Inc. (a)	7,950	169,176
Yum! Brands, Inc.	2,790	164,052

		333,228

Household Durables – 1.7%
Centex Corp.	2,850	160,369
Hovnanian Enterprises, Inc. Class A (a)	3,450	116,955
The Stanley Works	2,040	102,592

		379,916

Media – 4.7%
Cablevision Systems Corp. Class A	9,490	270,275
Comcast Corp. Class A (a)	5,550	234,932
The DIRECTV Group Inc. (a)	8,700	216,978
The Walt Disney Co.	4,690	160,726
Time Warner, Inc.	6,760	147,233

		1,030,144

Multiline Retail – 3.3%
Family Dollar Stores, Inc.	6,980	204,723
Kohl’s Corp. (a)	3,690	252,507
Target Corp.	4,460	254,443

		711,673

Specialty Retail – 3.7%
A.C. Moore Arts & Crafts, Inc. (a)	6,440	139,555
Abercrombie & Fitch Co. Class A	2,190	152,490
Dick’s Sporting Goods, Inc. (a)	1,410	69,076
PETsMart, Inc.	4,540	131,024
Rent-A-Center, Inc. (a)	5,170	152,567
The TJX Cos., Inc.	5,320	151,726

		796,438

Textiles, Apparel & Luxury Goods – 2.6%
K-Swiss, Inc. Class A	1,970	60,558
Liz Claiborne, Inc.	4,140	179,924
NIKE, Inc. Class B	1,130	111,904
V.F. Corp.	2,490	204,379

		556,765

TOTAL CONSUMER DISCRETIONARY		4,226,961

CONSUMER STAPLES – 1.9%
Household Products – 1.9%
The Procter & Gamble Co.	6,350	408,115

TOTAL CONSUMER STAPLES		408,115

ENERGY – 5.2%
Energy Equipment & Services – 2.5%
Atwood Oceanics, Inc. (a)	2,310	113,121
Cameron International Corp. (a)	4,280	227,054
Rowan Cos., Inc.	2,920	96,944
Schlumberger Ltd.	1,840	116,214

		553,333

Oil, Gas & Consumable Fuels – 2.7%
Chevron Corp.	4,390	322,797
China Petroleum & Chemical Corp. – ADR	1,950	180,648
General Maritime Corp.	2,190	77,066

		580,511

TOTAL ENERGY		1,133,844

FINANCIALS – 24.8%
Capital Markets – 7.4%
Ameriprise Financial, Inc.	2,890	157,505
Deutsche Bank AG	1,590	211,852
The Goldman Sachs Group, Inc.	1,170	233,239
Lehman Brothers Holdings, Inc.	1,990	155,459
Merrill Lynch & Co., Inc.	1,970	183,407
Morgan Stanley	3,020	245,919
The Bear Stearns Companies Inc.	1,300	211,614
UBS AG	3,340	201,502

		1,600,497

Commercial Banks – 2.5%
Banco Santander Central Hispano S.A. – ADR	12,490	233,063
Bank of Ireland – ADR	1,710	157,611
Comerica, Inc.	2,690	157,849

		548,523

Consumer Finance – 2.6%
Cash America International, Inc.	6,500	304,850
World Acceptance Corp. (a)	5,700	267,615

		572,465

Diversified Financial Services – 4.7%
Bank of America Corp.	6,120	326,747
Chicago Mercantile Exchange Holdings, Inc.	300	152,925
JPMorgan Chase & Co.	8,350	403,305
The Nasdaq Stock Market, Inc. (a)	4,300	132,397

		1,015,374

Insurance – 5.2%
American International Group, Inc.	7,320	524,551
Horace Mann Educators Corp.	8,630	174,326
MetLife, Inc.	3,320	195,913
Philadelphia Consolidated Holding Co. (a)	5,300	236,168

		1,130,958

Real Estate Investment Trusts – 0.9%
Redwood Trust, Inc.	3,240	188,179

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.2%	Shares	Value

Thrifts & Mortgage Finance – 1.5%
Fannie Mae	2,960	$175,795
Freddie Mac	2,410	163,639

		339,434

TOTAL FINANCIALS		5,395,430

HEALTH CARE – 10.2%
Biotechnology – 1.6%
Amgen, Inc. (a)	3,690	252,064
Celgene Corp. (a)	1,670	96,075

		348,139

Health Care Providers & Services – 2.3%
AmerisourceBergen Corp.	1,700	76,432
Henry Schein, Inc. (a)	2,500	122,450
PSS World Medical, Inc. (a)	14,710	287,286

		486,168

Pharmaceuticals – 6.3%
Forest Laboratories, Inc. Class A (a)	5,800	293,480
Johnson & Johnson	8,910	588,238
KV Pharmaceutical Co. (a)	6,210	147,674
Merck & Co., Inc.	4,640	202,304
Pfizer, Inc.	5,610	145,299

		1,376,995

TOTAL HEALTH CARE		2,211,302

INDUSTRIALS – 5.8%
Aerospace & Defense – 0.7%
Curtiss-Wright Corp.	4,170	154,624

Commercial Services & Supplies – 0.2%
Healthcare Services Group, Inc.	1,470	42,571

Electrical Equipment – 0.6%
Acuity Brands, Inc.	2,440	126,977

Industrial Conglomerates – 1.5%
General Electric Co.	8,780	326,704

Machinery – 1.5%
Deere & Co.	2,260	214,858
The Toro Co.	2,330	108,648

		323,506

Marine – 0.6%
Kirby Corp. (a)	4,020	137,203

Road & Rail – 0.7%
Burlington Northern Santa Fe Corp.	1,950	143,929

TOTAL INDUSTRIALS		1,255,514

INFORMATION TECHNOLOGY – 18.2%
Communications Equipment – 2.0%
Cisco Systems, Inc. (a)	15,980	436,733

Computers & Peripherals – 4.5%
Apple Computer, Inc. (a)	2,370	201,071
Hewlett-Packard Co.	6,700	275,973
International Business Machines Corp.	5,030	488,664

		965,708

Electronic Equipment & Instruments – 0.7%
Avnet, Inc. (a)	6,300	160,839

Internet Software & Services – 2.0%
eBay, Inc. (a)	5,770	173,504
Google, Inc. Class A (a)	540	248,659

		422,163

IT Services – 0.7%
Infosys Technologies Ltd. – ADR	2,820	153,859

Office Electronics – 1.2%
Canon, Inc. – ADR	2,900	164,111
Xerox Corp. (a)	6,170	104,582

		268,693

Semiconductor & Semiconductor Equipment – 2.6%
Intel Corp.	14,700	297,675
Taiwan Semiconductor Manufacturing Co., Ltd. – ADR	13,008	142,177
Texas Instruments, Inc.	4,600	132,480

		572,332

Software – 4.5%
Microsoft Corp.	23,000	686,780
Oracle Corp. (a)	11,950	204,823
Symantec Corp. (a)	3,750	78,188

		969,791

TOTAL INFORMATION TECHNOLOGY		3,950,118

MATERIALS – 4.3%
Chemicals – 2.4%
E.I. du Pont de Nemours & Co.	4,690	228,450
Hercules, Inc. (a)	5,630	108,716
International Flavors & Fragrances, Inc.	3,770	185,333

		522,499

Construction Materials – 1.0%
Martin Marietta Materials, Inc.	1,070	111,184
Vulcan Materials Co.	1,190	106,945

		218,129

Containers & Packaging – 0.9%
Myers Industries, Inc.	5,150	80,649
Silgan Holdings, Inc.	2,510	110,239

		190,888

TOTAL MATERIALS		931,516

TELECOMMUNICATION SERVICES – 5.7%
Diversified Telecommunication Services – 5.0%
AT&T Inc.	15,580	556,985
Royal KPN NV – ADR	6,170	87,984
Telefonica SA – ADR	2,610	166,388
Telefonos de Mexico S.A. de C.V. – ADR	3,890	109,932
Telenor ASA – ADR	2,810	158,568

		1,079,857

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 98.2%	Shares	Value

Wireless Telecommunication Services – 0.7%
America Movil S.A. de C.V. – ADR	3,660	$165,505

TOTAL TELECOMMUNICATION SERVICES		1,245,362

UTILITIES – 2.7%
Electric Utilities – 1.3%
Exelon Corp.	1,980	122,542
FPL Group, Inc.	3,120	169,791

		292,333

Multi-Utilities – 1.4%
CenterPoint Energy, Inc.	9,730	161,323
Dominion Resources Inc.	1,600	134,144

		295,467

TOTAL UTILITIES		587,800

Total Common Stocks (Cost $19,141,468)		$21,345,962

	Face	Fair
Short-Term Notes – 2.5%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% coupon, 3.700% Effective Yield, 01/02/2007	$548,000	$547,929

Total Short-Term Notes (Cost $547,929)		$547,929

Total Investments – 100.7% (Cost $19,689,397) (b)		$21,893,891
Liabilities in Excess of Other Assets – (0.7)%		(157,344)

Total Net Assets – 100.0%		$21,736,547

Percentages are stated as a percent of net assets.

Abbreviations:

    ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $19,689,397)	$21,893,891
Cash	1,002
Receivable for securities sold	58,776
Receivable for fund shares sold	4,069
Dividends and accrued interest receivable	15,527
Prepaid expenses and other assets	258

Total assets	21,973,523

Liabilities:
Payable for securities purchased	209,811
Payable for fund shares redeemed	38
Payable for investment management services	13,706
Payable for compliance services	190
Accrued custody expense	936
Accrued professional fees	8,846
Accrued accounting fees	2,382
Accrued printing and filing fees	1,067

Total liabilities	236,976

Net assets	$21,736,547

Net assets consist of:
Par value, $1 per share	$1,586,126
Paid-in capital in excess of par value	17,640,458
Accumulated net realized gain on investments	285,912
Net unrealized appreciation on investments	2,204,494
Undistributed net investment income	19,557

Net assets	$21,736,547

Shares outstanding	1,586,126

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.70

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$30,900
Dividends (net of withholding tax of $4,118)	227,553

Total investment income	258,453

Expenses:
Management fees	135,318
Custodian fees	5,623
Directors’ fees	1,143
Professional fees	11,493
Accounting fees	14,607
Printing and filing fees	2,428
Compliance expense	1,848
Other	355

Total expenses	172,815

Net investment income	85,638

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	282,130
Change in unrealized appreciation/depreciation on investments	905,832

Net realized/unrealized gain (loss) on investments	1,187,962

Change in net assets from operations	$1,273,600

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$85,638	$2,106
Net realized gain (loss) on investments	282,130	228,804
Change in unrealized appreciation/depreciation on investments	905,832	716,628

Change in net assets from operations	1,273,600	947,538

Distributions to shareholders:
Distributions from net investment income	(62,299)	—

Capital transactions:
Received from shares sold	9,041,839	7,190,841
Received from dividends reinvested	62,299	—
Paid for shares redeemed	(1,284,366)	(268,352)

Change in net assets from capital transactions	7,819,772	6,922,489

Change in net assets	9,031,073	7,870,027
Net Assets:
Beginning of year	12,705,474	4,835,447

End of year	$21,736,547	$12,705,474

Undistributed net investment income	$19,557	$2,303

 Financial Highlights

	Years Ended
	December 31,		Period from
			May 1, 2004* to
	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$12.73	$11.71	$10.00
Operations:
Net investment income (loss)	0.05	—	(0.01)
Net realized and unrealized gain (loss) on investments	0.96	1.02	1.72

Total from operations	1.01	1.02	1.71

Distributions:
Distributions from net investment income	(0.04)	—	—

Net asset value, end of period	$13.70	$12.73	$11.71

Total return	7.93%	8.71%	17.10	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$21.7	$12.7	$4.8
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.96%	1.05%	1.40	%(a)
Net investment income (loss)	0.47%	0.03%	(0.30	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.96%	1.05%	2.02	%(a)
Portfolio turnover rate	139%	136%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	13.12%
Since inception (5/1/04)	11.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Balanced Portfolio returned 13.12% versus 11.12% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Lehman Brothers U.S. Universal Index.

ICON Advisers, Inc. (“ICON”)’s emphasis on cyclical industries, primarily from the Industrials and Materials sectors, fueled equity returns early in the period. However, a major market shift abruptly began in May and featured more defensive industries and mature, large-cap issues.(1)

The small- and mid-cap cyclical stocks that had dominated the first three years of the bull market rapidly became some of the worst performers in virtually every sector, but clear leadership was elusive for awhile. When ICON’s relative strength metrics confirmed that a new theme was indeed taking hold, ICON gradually moved away from cyclical stocks into more mature, recession-proof companies.(1)

In general, the Portfolio’s exposure to the Consumer Discretionary sector throughout the period contributed to performance, but positions in the Consumer Staples and Energy sectors detracted from returns. While the Energy sector was a strong performer earlier in the fiscal period, Energy issues declined sharply from early May through September.(1)

Regarding the bond portion of the Portfolio, ICON’s system identified the best bond value on the short end of the yield curve, which its research determined had no relative strength, and found all the relative strength on the long end of the yield curve, which demonstrated no value, according to ICON’s analysis. Since ICON’s methodology determined that long-term bonds did not show value during the period, the Portfolio was invested in bonds of shorter duration.(1)

ICON concentrated the equity portion of the Portfolio in industries with a heavy cyclical bent, primarily in the Industrials, Materials, and Energy sectors, until August and September. In the final quarter of the period, market leadership was seen in more defensive industries.(1)

Individual holdings that performed well included Cash America International, Inc., Manitowoc Co., Celgene Corp., First Cash Financial Services, Inc., and China Petroleum & Chemical Corp. Among the Portfolio’s poorest performers were Ultra Petroleum Corp., Spectrum Brands, Inc., Plantronics, Inc., Radyne Corp., and Alberto-Culver Co.(1)

ICON believes the combination of relatively low long-term interest rates and stable, growing corporate earnings continues to provide a solid foundation for stocks. ICON’s analysis suggests that mature, blue-chip issues may lead the market higher, so they have gradually rotated into this strong leadership as their metrics dictate.(1)

ICON is keeping the bond portion of the Portfolio invested in maturities that show the greatest value, which continue to be on the shorter end of the yield curve. As the longer maturities have already priced in future Fed rate cuts, ICON believes the shorter maturities will benefit the most if the Fed does cut rates.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

		60% S&P Composite 1500 Index
		40% Lehman Brothers U.S. Universal
	Balanced	Index

05/01/2004	10,000	10,000
06/30/2004	10,370	10,219
12/31/2004	11,330	10,885
06/30/2005	11,330	10,978
12/31/2005	11,723	11,382
06/30/2006	12,545	11,572
12/31/2006	13,262	12,649

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	68.6
Corporate Bonds (3)	22.6
U.S. Government Agency Issues	5.1
U.S. Treasury Obligations	1.3
Short-Term Notes Less Net Liabilities	2.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Microsoft Corp.	2.0
2.	International Business Machines Corp.	1.7
3.	Intel Corp.	1.4
4.	Merck & Co., Inc.	1.4
5.	Federal National Mortgage Association 5.500% 03/15/2011	1.3
6.	CIT Group, Inc. 5.850% 09/15/2016	1.3
7.	Federal National Mortgage Association 5.250% 08/01/2012	1.3
8.	U.S. Treasury Note 4.375% 05/15/2007	1.3
9.	Morgan Stanley 5.375% 10/15/2015	1.3
10.	CIT Group, Inc. 6.000% 04/01/2036	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	31.0
Consumer Discretionary	15.6
Information Technology	15.3
Telecommunication Services	6.2
Health Care	5.9
Utilities	4.5
Industrials	3.7
Energy	3.6
Materials	3.1
Consumer Staples	2.3

91.2

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 68.6%	Shares	Value

CONSUMER DISCRETIONARY – 12.0%
Automobiles – 3.1%
DaimlerChrysler AG	760	$46,672
General Motors Corp.	1,690	51,917
Harley-Davidson, Inc.	850	59,899
Honda Motor Co., Ltd. – ADR	2,000	79,080

		237,568

Household Durables – 2.0%
Pulte Homes, Inc.	2,500	82,800
The Black & Decker Corp.	850	67,975

		150,775

Leisure Equipment & Products – 0.3%
Jakks Pacific, Inc. (a)	1,100	24,024

Media – 2.6%
Comcast Corp. Class A (a)	1,550	65,611
The DIRECTV Group Inc. (a)	2,320	57,861
Time Warner, Inc.	3,500	76,230

		199,702

Multiline Retail – 1.3%
Dollar Tree Stores, Inc. (a)	1,470	44,247
Kohl’s Corp. (a)	810	55,428

		99,675

Specialty Retail – 2.1%
A.C. Moore Arts & Crafts, Inc. (a)	2,590	56,125
AutoZone, Inc. (a)	360	41,602
The TJX Cos., Inc.	2,170	61,888

		159,615

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. Class B	500	49,515

TOTAL CONSUMER DISCRETIONARY		920,874

CONSUMER STAPLES – 2.3%
Food & Staples Retailing – 1.2%
The Kroger Co.	980	22,609
Wal-Mart Stores, Inc.	1,430	66,037

		88,646

Personal Products – 0.2%
Alberto Culver Co.	840	18,018

Tobacco – 0.9%
Altria Group, Inc.	790	67,798

TOTAL CONSUMER STAPLES		174,462

ENERGY – 2.9%
Energy Equipment & Services – 1.1%
Transocean, Inc. (a)	1,000	80,890

Oil, Gas & Consumable Fuels – 1.8%
Chevron Corp.	1,000	73,530
China Petroleum & Chemical Corp. – ADR	700	64,848

		138,378

TOTAL ENERGY		219,268

FINANCIALS – 16.6%
Capital Markets – 6.0%
Deutsche Bank AG	400	53,296
Lehman Brothers Holdings, Inc.	640	49,997
MCG Capital Corp.	2,910	59,131
Merrill Lynch & Co., Inc.	610	56,791
Morgan Stanley	910	74,101
The Bank of New York Co., Inc.	1,460	57,480
The Bear Stearns Companies Inc.	360	58,601
The Goldman Sachs Group, Inc.	240	47,844

		457,241

Commercial Banks – 1.3%
Wachovia Corp.	660	37,587
Wells Fargo & Co.	1,700	60,452

		98,039

Consumer Finance – 3.5%
Cash America International, Inc.	2,080	97,552
First Cash Financial Services, Inc. (a)	2,020	52,257
The First Marblehead Corporation	750	40,987
World Acceptance Corp. (a)	1,590	74,651

		265,447

Diversified Financial Services – 0.8%
Bank of America Corp.	1,120	59,797

Insurance – 2.5%
American International Group, Inc.	770	55,178
HCC Insurance Holdings, Inc.	1,140	36,583
Lincoln National Corp.	550	36,520
MetLife, Inc.	770	45,438
The Hartford Financial Services Group, Inc.	240	22,394

		196,113

Real Estate Investment Trusts – 1.3%
Newcastle Investment Corp.	2,000	62,640
NovaStar Financial, Inc.	1,440	38,376

		101,016

Thrifts & Mortgage Finance – 1.2%
Fannie Mae	810	48,106
Freddie Mac	680	46,172

		94,278

TOTAL FINANCIALS		1,271,931

HEALTH CARE – 5.9%
Biotechnology – 0.8%
Celgene Corp. (a)	1,040	59,831

Health Care Providers & Services – 0.4%
AMERIGROUP Corp. (a)	920	33,019

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 68.6%	Shares	Value

Pharmaceuticals – 4.7%
AstraZeneca PLC – ADR	900	$48,195
Eli Lilly & Co.	1,000	52,100
Forest Laboratories, Inc. Class A (a)	1,010	51,106
Johnson & Johnson	1,460	96,389
Merck & Co., Inc.	2,450	106,820

		354,610

TOTAL HEALTH CARE		447,460

INDUSTRIALS – 3.5%
Electrical Equipment – 0.8%
Acuity Brands, Inc.	1,150	59,846

Industrial Conglomerates – 0.5%
General Electric Co.	1,090	40,559

Machinery – 1.2%
The Toro Co.	2,000	93,260

Marine – 1.0%
American Commercial Lines Inc. (a)	630	41,271
Quintana Maritime Ltd.	3,100	34,162

		75,433

TOTAL INDUSTRIALS		269,098

INFORMATION TECHNOLOGY – 14.5%
Communications Equipment – 1.7%
Cisco Systems, Inc. (a)	2,800	76,524
NICE Systems, Ltd. – ADR (a)	1,750	53,865

		130,389

Computers & Peripherals – 3.5%
Dell, Inc. (a)	2,500	62,725
Hewlett-Packard Co.	1,800	74,142
International Business Machines Corp.	1,370	133,095

		269,962

Electronic Equipment & Instruments – 1.5%
Anixter International, Inc. (a)	1,050	57,015
Mettler-Toledo International, Inc. (a)	730	57,560

		114,575

Internet Software & Services – 0.7%
Google, Inc. Class A (a)	120	55,258

IT Services – 1.0%
Mastercard, Inc. Class A	750	73,868

Office Electronics – 0.9%
Xerox Corp. (a)	4,300	72,885

Semiconductor & Semiconductor Equipment – 2.4%
Intel Corp.	5,290	107,123
Taiwan Semiconductor Manufacturing Co., Ltd. – ADR	7,000	76,510

		183,633

Software – 2.8%
Microsoft Corp.	5,020	149,897
Oracle Corp. (a)	3,580	61,361

		211,258

TOTAL INFORMATION TECHNOLOGY		1,111,828

MATERIALS – 3.1%
Chemicals – 1.9%
E.I. du Pont de Nemours & Co.	1,900	92,549
MacDermid, Inc.	1,500	51,150

		143,699

Containers & Packaging – 1.2%
Ball Corp.	1,210	52,756
Myers Industries, Inc.	2,410	37,741

		90,497

TOTAL MATERIALS		234,196

TELECOMMUNICATION SERVICES – 4.0%
Diversified Telecommunication Services – 3.5%
AT&T Inc.	2,550	91,162
Telefonica SA – ADR	1,000	63,750
Telenor ASA – ADR	800	45,144
Verizon Communications, Inc.	1,770	65,915

		265,971

Wireless Telecommunication Services – 0.5%
America Movil S.A. de C.V. – ADR	970	43,864

TOTAL TELECOMMUNICATION SERVICES		309,835

UTILITIES – 3.8%
Electric Utilities – 2.5%
Companhia Energetica de Minas Gerais S.A. – ADR	640	30,848
Edison International	1,010	45,935
Exelon Corp.	870	53,844
FPL Group, Inc.	1,060	57,685

		188,312

Independent Power Producers & Energy Traders – 0.6%
TXU Corp.	830	44,994

Multi-Utilities – 0.7%
Dominion Resources Inc.	640	53,658

TOTAL UTILITIES		286,964

Total Common Stocks (Cost $4,672,428)		$5,245,916

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 22.6%	Amount	Value

CONSUMER DISCRETIONARY – 3.6%
Automobiles – 0.8%
DaimlerChrysler N.A. Holding Corp. 4.125%, 03/07/2007	$30,000	$29,932
6.500%, 11/15/2013	30,000	30,843

		60,775

Hotels, Restaurants & Leisure – 0.6%
Hilton Hotels Corp. 7.950%, 04/15/2007	50,000	50,475

Leisure Equipment & Products – 0.6%
Eastman Kodak Co. 7.250%, 11/15/2013	50,000	49,957

Media – 0.7%
Time Warner Entertainment Co. LP 7.250%, 09/01/2008	50,000	51,426

Multiline Retail – 0.9%
Dillard’s Inc. 9.500%, 09/01/2009	15,000	16,144
9.125%, 08/01/2011	46,000	49,680

		65,824

TOTAL CONSUMER DISCRETIONARY		278,457

ENERGY – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Petrobras International Finance Co. 7.750%, 09/15/2014	50,000	55,875

TOTAL ENERGY		55,875

FINANCIALS – 14.4%
Capital Markets – 2.7%
Goldman Sachs Group, Inc. 5.125%, 01/15/2015	100,000	97,866
Merrill Lynch & Co., Inc. 5.000%, 02/03/2014	10,000	9,801
Morgan Stanley 5.375%, 10/15/2015	100,000	99,277

		206,944

Consumer Finance – 4.3%
Ford Motor Credit Co. 5.625%, 10/01/2008	30,000	29,472
General Motors Acceptance Corp. 6.125%, 02/01/2007	100,000	100,132
5.125%, 05/09/2008	25,000	24,741
7.750%, 01/19/2010	20,000	20,947
Household Finance Corp. 5.750%, 01/30/2007	50,000	50,017
7.000%, 05/15/2012	50,000	53,970
6.375%, 11/27/2012	50,000	52,714

		331,993

Diversified Financial Services – 5.9%
Caterpillar Financial Services Corp. 4.000%, 07/15/2009	10,000	9,667
CIT Group, Inc. 5.850%, 09/15/2016	100,000	101,655
6.000%, 04/01/2036	100,000	98,934
Citigroup, Inc. 5.125%, 05/05/2014	40,000	39,518
General Electric Capital Corp. 2.800%, 01/15/2007	60,000	59,956
International Lease Finance Corp. 5.625%, 06/01/2007	90,000	90,069
JPMorgan Chase & Co. 7.250%, 06/01/2007	50,000	50,317

		450,116

Insurance – 1.3%
GE Global Insurance Holding Corp. 7.000%, 02/15/2026	40,000	44,563
Marsh & McLennan Cos., Inc. 5.375%, 03/15/2007	25,000	24,993
UnumProvident Corp. 7.190%, 02/01/2028	30,000	29,837

		99,393

Thrifts & Mortgage Finance – 0.2%
Countrywide Home Loans, Inc. 4.000%, 03/22/2011	15,000	14,254

TOTAL FINANCIALS		1,102,700

INDUSTRIALS – 0.2%
Industrial Conglomerates – 0.2%
General Electric Co. 5.000%, 02/01/2013	15,000	14,853

TOTAL INDUSTRIALS		14,853

INFORMATION TECHNOLOGY – 0.8%
Computers & Peripherals – 0.8%
International Business Machines Corp. 8.375%, 11/01/2019	50,000	62,542

TOTAL INFORMATION TECHNOLOGY		62,542

TELECOMMUNICATION SERVICES – 2.2%
Diversified Telecommunication Services – 1.4%
GTE Corp. 6.940%, 04/15/2028	35,000	36,799
New York Telephone Co. 6.000%, 04/15/2008	40,000	40,265
Telefonica De Argentina S.A. 11.875%, 11/01/2007	25,000	26,437

		103,501

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2006

	Face	Fair
Corporate Bonds – 22.6%	Amount	Value

Wireless Telecommunication Services – 0.8%
Deutsche Telekom International Finance B.V. 8.250%, 06/15/2030	$50,000	$61,644

TOTAL TELECOMMUNICATION SERVICES		165,145

UTILITIES – 0.7%
Multi-Utilities – 0.7%
Ameren Corp. 4.263%, 05/15/2007	50,000	49,744

TOTAL UTILITIES		49,744

Total Corporate Bonds (Cost $1,727,282)		$1,729,316

	Face	Fair
U.S. Government Agency Issues – 5.1%	Amount	Value

Federal Home Loan Bank – 0.6%
4.500%, 09/16/2013	$20,000	$19,488
5.375%, 08/15/2018	20,000	20,518

		40,006

Federal Home Loan Mortgage Corporation – 0.5%
5.000%, 09/09/2016	15,000	14,467
5.250%, 07/27/2017	25,000	24,263

		38,730

Federal National Mortgage Association – 4.0%
3.375%, 12/15/2008	40,000	38,797
5.500%, 03/15/2011	100,000	102,211
5.250%, 08/01/2012	100,000	100,607
5.000%, 07/26/2013	25,000	24,475
5.000%, 07/09/2018	25,000	23,843
5.250%, 04/15/2019	20,000	19,215

		309,148

Total U.S. Government Agency Issues (Cost $389,073)		$387,884

	Face	Fair
U.S. Treasury Obligations – 1.3%	Amount	Value

U.S. Treasury Note – 1.3%
4.3750%, 05/15/2007	$100,000	$99,781

Total U.S. Treasury Obligations (Cost $99,875)		$99,781

	Face	Fair
Short-Term Notes – 2.8%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% Coupon, 3.700% Effective Yield, 01/02/2007	$210,000	$209,973

Total Short-Term Notes (Cost $209,973)		$209,973

Total Investments (Cost $7,098,631) (b) – 100.4%		$7,672,870

Liabilities in Excess of Other Assets – (0.4)%		(29,033)

Total Net Assets – 100.0%		$7,643,837

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a) Non-income producing security.
(b) Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $7,098,631)	$7,672,870
Cash	53
Receivable for fund shares sold	393
Dividends and accrued interest receivable	39,774
Prepaid expenses and other assets	88

Total assets	7,713,178

Liabilities:
Payable for fund shares redeemed	51,924
Payable for investment management services	4,795
Payable for compliance services	190
Accrued custody expense	648
Accrued professional fees	8,846
Accrued accounting fees	2,571
Accrued printing and filing fees	367

Total liabilities	69,341

Net assets	$7,643,837

Net assets consist of:
Par value, $1 per share	$583,893
Paid-in capital in excess of par value	6,178,264
Accumulated net realized gain on investments	277,296
Net unrealized appreciation on investments	574,239
Undistributed net investment income	30,145

Net assets	$7,643,837

Shares outstanding	583,893

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$13.09

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$94,294
Dividends (net of withholding tax of $490)	98,622

Total investment income	192,916

Expenses:
Management fees	44,406
Custodian fees	3,887
Directors’ fees	378
Professional fees	11,181
Accounting fees	14,850
Printing and filing fees	811
Compliance expense	1,848
Other	121

Total expenses	77,482

Net investment income	115,434

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	311,749
Change in unrealized appreciation/depreciation on investments	276,362

Net realized/unrealized gain (loss) on Investments	588,111

Change in net assets from operations	$703,545

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$115,434	$28,470
Net realized gain (loss) on investments	311,749	(19,282)
Change in unrealized appreciation/depreciation on investments	276,362	134,354

Change in net assets from operations	703,545	143,542

Distributions to shareholders:
Distributions from net investment income	(84,925)	(8,278)

Capital transactions:
Received from shares sold	3,531,045	2,605,974
Received from dividends reinvested	84,925	8,278
Paid for shares redeemed	(711,520)	(295,056)

Change in net assets from capital transactions	2,904,450	2,319,196

Change in net assets	3,523,070	2,454,460
Net Assets:
Beginning of year	4,120,767	1,666,307

End of year	$7,643,837	$4,120,767

Undistributed net investment income	$30,145	$25,456

 Financial Highlights

	Years Ended
	December 31,		Period from
			May 1, 2004* to
	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$11.70	$11.33	$10.00
Operations:
Net investment income	0.17	0.06	0.04
Net realized and unrealized gain (loss) on investments	1.37	0.33	1.29

Total from operations	1.54	0.39	1.33

Distributions:
Distributions from net investment income	(0.15)	(0.02)	—

Net asset value, end of period	$13.09	$11.70	$11.33

Total return	13.12%	3.47%	13.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$7.6	$4.1	$1.7
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.31%	1.50%	1.46	%(a)
Net investment income	1.95%	0.99%	0.78	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.31%	1.55%	3.52	%(a)
Portfolio turnover rate	105%	118%	39%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Covered Call Portfolio

 Objective

The Covered Call Portfolio seeks modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	4.16%
Since inception (5/1/04)	5.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Covered Call Portfolio returned 4.16% versus 15.33% for the current benchmark, the S&P Composite 1500 Index.

The Portfolio lagged its benchmark for the period due to three major factors. Consistent with its strategy, management wrote covered call options on stocks that it identified as undervalued. When equity issues performed strongly during a market rally in the first calendar quarter of 2006, these call positions limited the Portfolio’s upside potential, as would be expected during a rising market.(1)

Secondly, relative performance was influenced by a significant market shift, which began to emerge in May. The small- and mid-cap cyclical stocks that had dominated during the past three years became some of the worst performers in virtually every sector. After a number of weeks of ambiguous industry leadership, mature, larger-cap issues with a recession-proof tilt finally began to advance following a market low in July. While waiting for our methodology to provide clarity, the Portfolio lost ground against its broad benchmark.(1)

Finally, option premiums, as represented by the Chicago Board Options Exchange Volatility Index (VIX), remained low relative to historical levels, hindering returns. The VIX averaged 12.81 for the period and ended it at 11.56, well below its historical average of the past 15 years of 18.59.

Exposure to the oil & gas drilling, oil & gas exploration and production, and coal & consumable fuel industries, all from the Energy sector, dampened returns. Their negative performance reflected the sector’s extremely poor showing beginning with the early May sell-off and extending through mid-June, as investors appeared to become wary of the long bull run in Energy.(1)

Among the Portfolio’s poorest performing stocks during the period were Spectrum Brands, Inc., DRS Technologies, Inc., Cost Plus, Inc., Petrohawk Energy Corp., and Harley Industries. Top-performing holdings included companies such as Research in Motion Ltd., Steven Madden Ltd., Steel Dynamics, Inc., W-H Energy Services, Inc., and The Goldman Sachs Group, Inc.(1)

With option premium levels hovering at 15-year lows and the broad market reaching five-year highs in early spring, management added a new tactic to the management of the Portfolio. In order to provide additional downside protection, ICON Advisers, Inc. (“ICON”) began purchasing out-of-the-money Index put options. When the market experienced a steep downturn in early May through mid June, these put options help to mitigate part of the losses on the Portfolio’s long equity positions.(1)

ICON is currently seeing strong combinations of value and relative strength from a number of larger-cap, “blue chip” companies that suggest this group may represent market leadership for the foreseeable future. Looking ahead, ICON’s metrics indicate the Portfolio is well-positioned to benefit should this theme persist.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Covered Call	S&P Composite 1500 Index

05/01/2004	10,000	10,000
06/30/2004	10,230	10,358
12/31/2004	10,750	11,142
06/30/2005	10,700	11,107
12/31/2005	11,070	11,772
06/30/2006	11,080	12,131
12/31/2006	11,530	13,578

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	101.3
Preferred Stocks (3)	0.5
Purchased Options	0.6
Written Options	(4.0)
Short-Term Notes
Less Net Liabilities	1.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Microsoft Corp.	3.7
2.	General Electric Co.	3.0
3.	The Goldman Sachs Group, Inc.	2.5
4.	Intel Corp.	2.4
5.	Bank of America Corp.	2.4
6.	Cisco Systems, Inc.	2.0
7.	Roche Holding AG – ADR	1.7
8.	The Procter & Gamble Co.	1.7
9.	American International Group, Inc.	1.6
10.	Comcast Corp. Class A	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors: (combined)

% of Net Assets
Financials	24.5
Consumer Discretionary	20.0
Information Technology	19.5
Health Care	11.2
Telecommunication Services	7.3
Industrials	5.6
Consumer Staples	5.1
Materials	4.0
Energy	2.4
Utilities	2.2

101.8

Ohio National Fund, Inc.
Covered Call Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 101.3%	Shares	Value

CONSUMER DISCRETIONARY – 20.0%
Automobiles – 1.2%
Toyota Motor Corp. – ADR (b)	500	$67,155

Hotels, Restaurants & Leisure – 1.1%
Darden Restaurants, Inc. (b)	300	12,051
Yum! Brands, Inc. (b)	800	47,040

		59,091

Household Durables – 1.7%
Centex Corp. (b)	300	16,881
Hovnanian Enterprises, Inc. (a) (b)	900	30,510
The Stanley Works (b)	500	25,145
Whirlpool Corp. (b)	300	24,906

		97,442

Leisure Equipment & Products – 0.4%
Fuji Photo Film Ltd. – ADR	500	20,670

Media – 4.9%
Comcast Corp. Class A (a) (b)	2,200	93,126
EchoStar Communications Corp. Class A (a) (b)	500	19,015
The DIRECTV Group Inc. (a) (b)	1,000	24,940
The Walt Disney Co. (b)	1,200	41,124
Time Warner, Inc. (b)	3,300	71,874
Viacom, Inc. Class B (a) (b)	700	28,721

		278,800

Multiline Retail – 3.6%
Dollar Tree Stores, Inc. (a) (b)	700	21,070
Family Dollar Stores, Inc. (b)	1,400	41,062
Kohl’s Corp. (a) (b)	900	61,587
Target Corp. (b)	1,400	79,870

		203,589

Specialty Retail – 4.0%
A.C. Moore Arts & Crafts, Inc. (a) (b)	900	19,503
Abercrombie & Fitch Co. Class A (b)	500	34,815
AutoZone, Inc. (a) (b)	500	57,780
Best Buy Co., Inc. (b)	600	29,514
Limited Brands, Inc. (b)	500	14,470
PETsMart, Inc. (b)	700	20,202
Rent-A-Center, Inc. (a) (b)	800	23,608
The TJX Cos., Inc. (b)	1,000	28,520

		228,412

Textiles, Apparel & Luxury Goods – 3.1%
Crocs, Inc. (a) (b)	300	12,960
Gildan Activewear, Inc. (a)	610	28,444
NIKE, Inc. Class B (b)	800	79,224
V.F. Corp. (b)	700	57,456

		178,084

TOTAL CONSUMER DISCRETIONARY		1,133,243

CONSUMER STAPLES – 4.6%
Beverages – 1.5%
Fomento Economico Mexicano SA de CV – ADR (b)	280	32,413
Heineken NV – ADR	2,200	52,262

		84,675

Food & Staples Retailing – 0.3%
Sysco Corp. (b)	500	18,380

Food Products – 1.1%
Nestle SA – ADR	700	62,075

Household Products – 1.7%
The Procter & Gamble Co. (b)	1,500	96,405

TOTAL CONSUMER STAPLES		261,535

ENERGY – 2.4%
Energy Equipment & Services – 0.5%
Cameron International Corp. (a) (b)	500	26,525

Oil, Gas & Consumable Fuels – 1.9%
Chevron Corp. (b)	600	44,118
Marathon Oil Corp. (b)	300	27,750
Tsakos Energy Navigation Ltd. (b)	800	36,720

		108,588

TOTAL ENERGY		135,113

FINANCIALS – 24.5%
Capital Markets – 9.3%
A.G. Edwards, Inc. (b)	100	6,329
Credit Suisse Group – ADR (b)	1,300	90,805
Deutsche Bank AG (b)	600	79,944
Merrill Lynch & Co., Inc. (b)	500	46,550
Morgan Stanley (b)	1,000	81,430
The Bear Stearns Companies Inc. (b)	200	32,556
The Goldman Sachs Group, Inc. (b)	700	139,545
UBS AG (b)	800	48,264

		525,423

Commercial Banks – 6.0%
Allied Irish Banks, plc – ADR	630	38,291
Banco Santander Central Hispano S.A. – ADR	3,700	69,042
BNP Paribas – ADR	800	43,595
SunTrust Banks Inc. (b)	800	67,560
Wachovia Corp. (b)	900	51,255
Wells Fargo & Co. (b)	2,000	71,120

		340,863

Diversified Financial Services – 4.0%
Bank of America Corp. (b)	2,500	133,475
ING Groep NV – ADR (b)	400	17,668
JPMorgan Chase & Co. (b)	1,600	77,280

		228,423

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 101.3%	Shares	Value

Insurance – 4.9%
American International Group, Inc. (b)	1,300	$93,158
Everest Re Group Ltd. (b)	400	39,244
Loews Corp. (b)	800	33,176
MetLife, Inc. (b)	700	41,307
The Chubb Corp. (b)	600	31,746
The Hartford Financial Services Group, Inc. (b)	400	37,324

		275,955

Real Estate Investment Trusts – 0.3%
Newcastle Investment Corp.	500	15,660

TOTAL FINANCIALS		1,386,324

HEALTH CARE – 11.2%
Biotechnology – 1.5%
Amgen, Inc. (a) (b)	800	54,648
Celgene Corp. (a) (b)	500	28,765

		83,413

Health Care Equipment & Supplies – 0.3%
Cooper Cos. Inc. (b)	400	17,800

Health Care Providers & Services – 1.7%
Health Net, Inc. (a) (b)	600	29,196
UnitedHealth Group, Inc. (b)	700	37,611
WellPoint, Inc. (a) (b)	400	31,476

		98,283

Pharmaceuticals – 7.7%
Forest Laboratories, Inc. Class A (a) (b)	1,400	70,840
Johnson & Johnson (b)	1,400	92,428
Merck & Co., Inc. (b)	1,500	65,400
Novartis AG – ADR (b)	700	40,208
Roche Holding AG – ADR	1,100	98,448
Schering-Plough Corp. (b)	2,800	66,192

		433,516

TOTAL HEALTH CARE		633,012

INDUSTRIALS – 5.6%
Aerospace & Defense – 0.3%
Northrop Grumman Corp. (b)	300	20,310

Airlines – 0.8%
Alaska Air Group, Inc. (a) (b)	1,100	43,450

Electrical Equipment – 0.4%
Acuity Brands, Inc. (b)	400	20,816

Industrial Conglomerates – 2.9%
General Electric Co. (b)	4,500	167,445

Machinery – 1.2%
Deere & Co. (b)	700	66,549

TOTAL INDUSTRIALS		318,570

INFORMATION TECHNOLOGY – 19.5%
Communications Equipment – 2.0%
Cisco Systems, Inc. (a) (b)	4,200	114,786

Computers & Peripherals – 3.7%
Apple Computer, Inc. (a) (b)	500	42,420
Hewlett-Packard Co. (b)	2,000	82,380
International Business Machines Corp. (b)	900	87,435

		212,235

Internet Software & Services – 1.5%
eBay, Inc. (a) (b)	1,300	39,091
Google, Inc. Class A (a) (b)	100	46,048

		85,139

IT Services – 1.7%
Cognizant Technology Solutions Corp. Class A (a) (b)	700	54,012
Fiserv, Inc. (a) (b)	800	41,936

		95,948

Office Electronics – 1.4%
Canon, Inc. – ADR	700	39,613
Xerox Corp. (a) (b)	2,300	38,985

		78,598

Semiconductor & Semiconductor Equipment – 3.9%
Intel Corp. (b)	6,600	133,650
Siliconware Precision Industries Co. – ADR	29	228
Taiwan Semiconductor Manufacturing Co., Ltd. – ADR (b)	2,471	27,008
Texas Instruments, Inc. (b)	2,100	60,480

		221,366

Software – 5.3%
Microsoft Corp. (b)	7,100	212,006
Oracle Corp. (a) (b)	3,700	63,418
Symantec Corp. (a) (b)	1,100	22,935

		298,359

TOTAL INFORMATION TECHNOLOGY		1,106,431

MATERIALS – 4.0%
Chemicals – 1.0%
E.I. du Pont de Nemours & Co. (b)	600	29,226
Hercules, Inc. (a) (b)	800	15,448
The Scotts Miracle-Gro Co. (b)	300	15,495

		60,169

Construction Materials – 1.3%
Martin Marietta Materials, Inc. (b)	700	72,737

Containers & Packaging – 1.0%
Ball Corp. (b)	1,300	56,680

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 101.3%	Shares	Value

Metals & Mining – 0.7%
Barrick Gold Corp. (b)	1,300	$39,910

TOTAL MATERIALS		229,496

TELECOMMUNICATION SERVICES – 7.3%
Diversified Telecommunication Services – 5.0%
AT&T Inc. (b)	1,300	46,475
BT Group plc – ADR	400	23,956
PT Telekomunikasi Indonesia – ADR (b)	1,300	59,280
Telefonos de Mexico S.A. de C.V. – ADR (b)	2,100	59,346
Telenor ASA – ADR	1,630	91,981

		281,038

Wireless Telecommunication Services – 2.3%
America Movil S.A. de C.V. – ADR (b)	1,900	85,918
NII Holdings, Inc. (a) (b)	700	45,108

		131,026

TOTAL TELECOMMUNICATION SERVICES		412,064

UTILITIES – 2.2%
Electric Utilities – 1.1%
FPL Group, Inc. (b)	1,200	65,304

Multi-Utilities – 1.1%
Dominion Resources Inc. (b)	400	33,536
National Grid Transco plc – ADR	390	28,322

		61,858

TOTAL UTILITIES		127,162

Total Common Stocks (Cost $5,169,343)		$5,742,950

		Fair
Preferred Stocks – 0.5%	Shares	Value

CONSUMER STAPLES – 0.5%
Household Products – 0.5%
Henkel KGaA – ADR	200	$29,432

Total Preferred Stocks (Cost $27,876)		$29,432

		Fair
Purchased Options – 0.6%	Shares	Value

Put Options – 0.6%
S&P Midcap 400 Depository Receipts
Expiration: March 2007, Exercise Price: $770.00	400	$3,840
Expiration: March 2007, Exercise Price: $790.00	1,600	23,440
Expiration: March 2007, Exercise Price: $800.00	400	7,200

Total Purchased Options (Cost $57,192)		$34,480

	Face	Fair
Short-Term Notes – 2.1%	Amount	Value

Federal Home Loan Bank Discount Note 0.000% coupon, 3.700% Effective Yield, 01/02/2007	$117,000	$116,985

Total Short-Term Notes (Cost $116,985)		$116,985

Total Investments (Cost $5,371,396) (c) – 104.5%		$5,923,847
Total Written Options Outstanding – (4.0)% (see following schedule)		(224,230)
Other Liabilities in Excess of Other Assets – (0.5)%		(30,110)

Total Net Assets – 100.0%		$5,669,507

Percentages are stated as a percent of net assets.

Abbreviations:

    ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding at year end. Outstanding written call options are presented in the following schedule.

(c)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Covered Call Portfolio

Schedule of Written Options Outstanding – Call Options	December 31, 2006

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

A.C. Moore Arts & Crafts, Inc.
Expiration: June 2007, Exercise Price: $25.00	9	$900
A.G. Edwards, Inc.
Expiration: February 2007, Exercise Price: $60.00	1	470
Abercrombie & Fitch Co. Class A
Expiration: May 2007, Exercise Price: $80.00	5	1,350
Acuity Brands, Inc.
Expiration: May 2007, Exercise Price: $55.00	4	890
Alaska Air Group, Inc.
Expiration: April 2007, Exercise Price: $45.00	11	1,760
America Movil S.A. de C.V. — ADR
Expiration: January 2007, Exercise Price: $45.00	9	1,080
Expiration: May 2007, Exercise Price: $50.00	10	1,850
American International Group, Inc.
Expiration: February 2007, Exercise Price: $70.00	13	3,640
Amgen, Inc.
Expiration: February 2007, Exercise Price: $70.00	2	318
Expiration: April 2007, Exercise Price: $80.00	6	240
Apple Computer, Inc.
Expiration: April 2007, Exercise Price: $90.00	5	3,150
AT&T Inc.
Expiration: April 2007, Exercise Price: $32.50	11	4,290
AutoZone, Inc.
Expiration: June 2007, Exercise Price: $125.00	5	1,900
Ball Corp.
Expiration: January 2007, Exercise Price: $45.00	5	125
Expiration: May 2007, Exercise Price: $45.00	8	1,640
Bank of America Corp.
Expiration: January 2007, Exercise Price: $52.50	10	1,450
Barrick Gold Corp.
Expiration: April 2007, Exercise Price: $37.50	4	150
Expiration: July 2007, Exercise Price: $32.50	9	1,980
Best Buy Co., Inc.
Expiration: February 2007, Exercise Price: $50.00	3	585
Expiration: March 2007, Exercise Price: $65.00	3	15
Cameron International Corp.
Expiration: May 2007, Exercise Price: $60.00	5	1,037
Celgene Corp.
Expiration: April 2007, Exercise Price: $60.00	5	2,250
Centex Corp.
Expiration: April 2007, Exercise Price: $65.00	3	360

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Written Options Outstanding – Call Options	December 31, 2006

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

Chevron Corp.
Expiration: June 2007, Exercise Price: $80.00	6	$1,110
Cisco Systems, Inc.
Expiration: April 2007, Exercise Price: $25.00	10	3,300
Expiration: April 2007, Exercise Price: $27.50	32	5,600
Cognizant Technology Solutions Corp. Class A
Expiration: July 2007, Exercise Price: $90.00	4	1,400
Comcast Corp. Class A
Expiration: April 2007, Exercise Price: $42.50	22	5,170
Cooper Cos. Inc.
Expiration: February 2007, Exercise Price: $45.00	3	517
Expiration: May 2007, Exercise Price: $60.00	1	17
Credit Suisse Group — ADR
Expiration: March 2007, Exercise Price: $70.00	13	4,160
Crocs, Inc.
Expiration: June 2007, Exercise Price: $50.00	3	885
Darden Restaurants, Inc.
Expiration: April 2007, Exercise Price: $45.00	3	240
Deere & Co.
Expiration: June 2007, Exercise Price: $105.00	7	2,520
Deutsche Bank AG
Expiration: July 2007, Exercise Price: $140.00	6	3,690
Dollar Tree Stores, Inc.
Expiration: February 2007, Exercise Price: $32.50	7	227
Dominion Resources Inc.
Expiration: January 2007, Exercise Price: $80.00	2	820
Expiration: January 2007, Exercise Price: $85.00	2	96
E.I. du Pont de Nemours & Co.
Expiration: April 2007, Exercise Price: $47.50	6	1,680
eBay, Inc.
Expiration: April 2007, Exercise Price: $37.50	13	715
EchoStar Communications Corp. Class A
Expiration: March 2007, Exercise Price: $40.00	5	675
Everest Re Group Ltd.
Expiration: April 2007, Exercise Price: $110.00	4	220
Family Dollar Stores, Inc.
Expiration: January 2007, Exercise Price: $30.00	7	350
Expiration: April 2007, Exercise Price: $30.00	7	1,190
Fiserv, Inc.
Expiration: January 2007, Exercise Price: $50.00	8	2,400
Fomento Economico Mexicano SA de CV — ADR
Expiration: April 2007, Exercise Price: $105.00	4	5,980

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Written Options Outstanding – Call Options	December 31, 2006

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

Forest Laboratories, Inc. Class A
Expiration: January 2007, Exercise Price: $50.00	4	$660
Expiration: February 2007, Exercise Price: $55.00	6	330
Expiration: May 2007, Exercise Price: $55.00	4	688
FPL Group, Inc.
Expiration: June 2007, Exercise Price: $55.00	12	2,820
General Electric Co.
Expiration: March 2007, Exercise Price: $37.50	45	4,635
Google, Inc. Class A
Expiration: March 2007, Exercise Price: $550.00	1	434
Health Net, Inc.
Expiration: April 2007, Exercise Price: $45.00	4	2,400
Expiration: April 2007, Exercise Price: $50.00	2	570
Hercules, Inc.
Expiration: June 2007, Exercise Price: $20.00	8	1,000
Hewlett-Packard Co.
Expiration: February 2007, Exercise Price: $40.00	20	4,400
Hovnanian Enterprises, Inc.
Expiration: May 2007, Exercise Price: $40.00	4	552
Expiration: May 2007, Exercise Price: $45.00	5	250
ING Groep NV — ADR
Expiration: January 2007, Exercise Price: $45.00	4	170
Intel Corp.
Expiration: January 2007, Exercise Price: $20.00	33	2,277
Expiration: April 2007, Exercise Price: $22.50	33	1,650
International Business Machines Corp.
Expiration: January 2007, Exercise Price: $90.00	2	1,540
Expiration: January 2007, Exercise Price: $95.00	4	1,360
Expiration: April 2007, Exercise Price: $100.00	3	900
Johnson & Johnson
Expiration: January 2007, Exercise Price: $65.00	9	1,350
JPMorgan Chase & Co.
Expiration: March 2007, Exercise Price: $50.00	16	1,280
Kohl’s Corp.
Expiration: April 2007, Exercise Price: $75.00	9	1,845
Limited Brands, Inc.
Expiration: February 2007, Exercise Price: $30.00	5	400
Loews Corp.
Expiration: January 2007, Exercise Price: $40.00	2	335
Expiration: March 2007, Exercise Price: $40.00	6	1,515
Marathon Oil Corp.
Expiration: July 2007, Exercise Price: $105.00	3	1,230

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Written Options Outstanding – Call Options	December 31, 2006

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

Martin Marietta Materials, Inc.
Expiration: April 2007, Exercise Price: $105.00	7	$5,740
Merck & Co., Inc.
Expiration: January 2007, Exercise Price: $45.00	7	105
Expiration: April 2007, Exercise Price: $45.00	2	260
Expiration: April 2007, Exercise Price: $47.50	6	330
Merrill Lynch & Co., Inc.
Expiration: April 2007, Exercise Price: $85.00	5	5,350
MetLife, Inc.
Expiration: January 2007, Exercise Price: $60.00	4	200
Expiration: March 2007, Exercise Price: $60.00	3	540
Microsoft Corp.
Expiration: April 2007, Exercise Price: $27.50	36	11,160
Expiration: April 2007, Exercise Price: $30.00	16	2,320
Morgan Stanley
Expiration: January 2007, Exercise Price: $80.00	4	940
Expiration: April 2007, Exercise Price: $75.00	6	5,280
NII Holdings, Inc.
Expiration: March 2007, Exercise Price: $70.00	3	735
Expiration: June 2007, Exercise Price: $75.00	4	1,230
NIKE, Inc. Class B
Expiration: July 2007, Exercise Price: $110.00	8	1,800
Northrop Grumman Corp.
Expiration: May 2007, Exercise Price: $70.00	3	593
Novartis AG
Expiration: January 2007, Exercise Price: $60.00	7	70
Oracle Corp.
Expiration: March 2007, Exercise Price: $16.00	15	2,400
Expiration: June 2007, Exercise Price: $20.00	22	880
PETsMart, Inc.
Expiration: January 2007, Exercise Price: $30.00	7	210
PT Telekomunikasi Indonesia — ADR
Expiration: January 2007, Exercise Price: $40.00	5	2,850
Expiration: July 2007, Exercise Price: $50.00	8	2,320
Rent-A-Center, Inc.
Expiration: June 2007, Exercise Price: $30.00	8	2,180
Schering-Plough Corp.
Expiration: May 2007, Exercise Price: $25.00	28	2,240
SunTrust Banks Inc.
Expiration: January 2007, Exercise Price: $85.00	2	240
Expiration: April 2007, Exercise Price: $80.00	6	3,780
Symantec Corp.
Expiration: April 2007, Exercise Price: $22.50	11	935

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Written Options Outstanding – Call Options	December 31, 2006

Underlying Security
Expiration Date/Exercise Price	Contracts*		Value

Sysco Corp.
Expiration: May 2007, Exercise Price: $37.50	5		$688
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR
Expiration: January 2007, Exercise Price: $11.00	21	**	2,274
Target Corp.
Expiration: April 2007, Exercise Price: $60.00	11		2,090
Expiration: July 2007, Exercise Price: $65.00	3		420
Telefonos de Mexico S.A. de C.V. — ADR
Expiration: January 2007, Exercise Price: $27.50	9		1,026
Expiration: May 2007, Exercise Price: $30.00	12		1,320
Texas Instruments, Inc.
Expiration: April 2007, Exercise Price: $30.00	6		834
Expiration: April 2007, Exercise Price: $32.50	12		840
Expiration: April 2007, Exercise Price: $35.00	3		75
The Bear Stearns Companies Inc.
Expiration: January 2007, Exercise Price: $155.00	2		1,820
The Chubb Corp.
Expiration: January 2007, Exercise Price: $52.50	2		250
Expiration: January 2007, Exercise Price: $55.00	4		40
The DIRECTV Group Inc.
Expiration: June 2007, Exercise Price: $25.00	5		1,025
The Goldman Sachs Group, Inc.
Expiration: April 2007, Exercise Price: $190.00	3		5,640
Expiration: April 2007, Exercise Price: $195.00	2		3,220
Expiration: July 2007, Exercise Price: $220.00	2		1,850
The Hartford Financial Services Group, Inc.
Expiration: January 2007, Exercise Price: $90.00	2		840
Expiration: March 2007, Exercise Price: $90.00	2		1,080
The Procter & Gamble Co.
Expiration: April 2007, Exercise Price: $65.00	15		2,850
The Scotts Miracle-Gro Co.
Expiration: January 2007, Exercise Price: $50.00	3		780
The Stanley Works
Expiration: April 2007, Exercise Price: $50.00	5		1,575
The TJX Cos., Inc.
Expiration: January 2007, Exercise Price: $30.00	7		88
Expiration: April 2007, Exercise Price: $30.00	3		285
The Walt Disney Co.
Expiration: April 2007, Exercise Price: $32.50	8		2,400
Time Warner, Inc.
Expiration: April 2007, Exercise Price: $20.00	14		3,220

(continued)

Ohio National Fund, Inc.
Covered Call Portfolio (Continued)

Schedule of Written Options Outstanding – Call Options	December 31, 2006

Underlying Security
Expiration Date/Exercise Price	Contracts*	Value

Toyota Motor Corp. — ADR
Expiration: April 2007, Exercise Price: $130.00	3	$2,910
Expiration: April 2007, Exercise Price: $135.00	2	1,374
Tsakos Energy Navigation Ltd.
Expiration: March 2007, Exercise Price: $45.00	8	2,280
UBS AG
Expiration: March 2007, Exercise Price: $65.00	8	560
UnitedHealth Group, Inc.
Expiration: January 2007, Exercise Price: $50.00	4	1,664
Expiration: June 2007, Exercise Price: $55.00	3	1,020
V.F. Corp.
Expiration: February 2007, Exercise Price: $80.00	7	3,045
Viacom, Inc. Class B
Expiration: March 2007, Exercise Price: $40.00	7	1,628
Wachovia Corp.
Expiration: April 2007, Exercise Price: $57.50	9	1,800
WellPoint, Inc.
Expiration: March 2007, Exercise Price: $80.00	2	520
Expiration: June 2007, Exercise Price: $80.00	2	912
Wells Fargo & Co.
Expiration: January 2007, Exercise Price: $35.00	16	1,440
Whirlpool Corp.
Expiration: March 2007, Exercise Price: $100.00	1	24
Expiration: June 2007, Exercise Price: $90.00	2	700
Xerox Corp.
Expiration: April 2007, Exercise Price: $17.00	19	1,900
Expiration: July 2007, Exercise Price: $18.00	4	340
Yum! Brands, Inc.
Expiration: April 2007, Exercise Price: $60.00	6	1,692
Expiration: April 2007, Exercise Price: $65.00	2	220

Total Written Options Outstanding (Premiums received $184,389)	1,064	$224,230

*	100 shares per contract unless otherwise noted.

**	114 shares per contract.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Covered Call Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $5,371,396)	$5,923,847
Cash	572
Receivable for securities sold	48,151
Receivable for fund shares sold	246
Dividends and accrued interest receivable	5,241
Prepaid expenses and other assets	71

Total assets	5,978,128

Liabilities:
Options written, at fair value (premiums received of $184,389)	224,230
Payable for securities purchased	67,746
Payable for fund shares redeemed	206
Payable for investment management services	3,823
Payable for compliance services	190
Accrued custody expense	785
Accrued professional fees	8,846
Accrued accounting fees	2,506
Accrued printing and filing fees	289

Total liabilities	308,621

Net assets	$5,669,507

Net assets consist of:
Par value, $1 per share	$491,516
Paid-in capital in excess of par value	4,678,792
Accumulated net realized loss on investments and written options	(19,257)
Net unrealized appreciation on investments	552,451
Net unrealized depreciation on written options	(39,841)
Undistributed net investment income	5,846

$5,669,507

Shares outstanding	491,516

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$11.53

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$7,455
Dividends (net of withholding tax of $1,246)	75,362

Total investment income	82,817

Expenses:
Management fees	40,406
Custodian fees	4,710
Directors’ fees	318
Professional fees	11,107
Accounting fees	17,523
Printing and filing fees	622
Compliance expense	1,848
Other	118

Total expenses	76,652

Net investment income	6,165

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	357,143
Net realized gain (loss) on written options	(252,400)
Change in unrealized appreciation/depreciation on investments and written options	107,530

Net realized/unrealized gain (loss) on investments and written options	212,273

Change in net assets from operations	$218,438

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Covered Call Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,

	2006	2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,165	$(15,448)
Net realized gain (loss) on investments and written options	104,743	(15,057)
Change in unrealized appreciation/depreciation on investments and written options	107,530	158,720

Change in net assets from operations	218,438	128,215

Capital transactions:
Received from shares sold	2,005,074	4,801,051
Paid for shares redeemed	(706,122)	(2,747,807)

Change in net assets from capital transactions	1,298,952	2,053,244

Change in net assets	1,517,390	2,181,459
Net Assets:
Beginning of year	4,152,117	1,970,658

End of year	$5,669,507	$4,152,117

Undistributed net investment income	$5,846	$—

 Financial Highlights

	Years Ended
	December 31,		Period from
			May 1, 2004* to
	2006	2005	December 31, 2004

Selected Per-Share Data:
Net asset value, beginning of period	$11.07	$10.75	$10.00
Operations:
Net investment income (loss)	0.01	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and written options	0.45	0.36	0.78

Total from operations	0.46	0.32	0.75

Net asset value, end of period	$11.53	$11.07	$10.75

Total return	4.16%	2.98%	7.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$5.7	$4.2	$2.0
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.52%	1.60%	1.49	%(a)
Net investment income (loss)	0.12%	(0.48)%	(0.53	)%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.52%	1.67%	2.91	%(a)
Portfolio turnover rate	140%	158%	70%

(a) Annualized.

(b) Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of December 31, 2006

Average Annual Total Returns:

One Year	10.76%
Since inception (11/2/05)	10.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Target VIP Portfolio returned 10.76% versus 15.33% for the current benchmark, the S&P Composite 1500 Index.

At the beginning of October 2006, Sam Stovall, chief investment strategist at S&P, commented that the S&P 500 Index was trading at a discount in the vicinity of 25%. That is surprisingly steep when you consider that the Index ended its bear market run on October 9, 2002. This is the first bull market in 45 years where the price-earnings ratio of the S&P 500 has contracted, according to BusinessWeek. As we begin 2007, one of the most touted areas of the market is large-cap stocks, particularly large-cap growth. Investors who own them or are considering buying should be pleased to learn that 2006 was the first year in around 50 years that the S&P 500 Index posted a gain in 11 of the 12 calendar months, according to Doug Kass at the Street.com.

The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that money managers are most bullish on large-cap growth stocks moving forward.

Seventy-seven percent of those managers polled are bullish on large-cap growth, up 20 percentage points over the level registered in the third quarter. Roughly half of Target VIP Portfolio’s assets are classified as large-cap growth. As noted below, large-cap growth stocks significantly lagged large-cap value in 2006, which has also been the trend in recent years. We believe that large-cap growth is poised to overtake large-cap value in 2007.(1)

The Portfolio lagged the S&P Composite 1500 Index by 4.57 percentage points. The under-performance was most noticeable in Health Care and Financials. The Portfolio was under-weighted in Financials, Consumer Discretionary, Consumer Staples and Industrials relative to the S&P Composite 1500 Index. The Energy and Telecommunications Services positions contributed positively due to being over-weighted relative to the index. Utilities were slightly over-weighted but out-performed the benchmark’s Utility holdings substantially.

The Portfolio’s top performing stocks were the following: Mannatech, Inc. up 49.2%, Infocrossing, Inc. up 30.5%, Accredited Home Lenders Holding Co. up 29.1%, Hologic, Inc. up 22.3% and Garmin Ltd. up 20.8%. The worst performing stocks were the following: Wheeling-Pittsburgh Corp. down 28.2%, Building Materials Holding Corp. down 22.5%, Nash-Finch Co. down 21.0%, Catapult Communications Corp. down 19.4% and Urban Outfitters, Inc. down 14.1%.(1)

In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%. For the 25-year period ended September 2006, large-cap growth stocks returned 11.0% on average, but gained just 2.3% per year for the 5-year period ended November 15, 2006, according to Lipper. Of the 62 stock fund categories tracked by Lipper, large-cap growth stocks ranked 60th over that 5-year span. Each of the 35 bond classes tracked by Lipper out-performed the 2.3% annual return (5-yr.) posted by large-cap growth stocks. For those investors who believe that stock returns eventually regress to the mean, then large-cap growth stocks may be for you in 2007.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rates for the companies in the S&P 500 Index, S&P 400 Index (mid-caps), and S&P 600 Index (small-caps) are expected to rise 5.1%, 14.2%, and 14.3%, respectively, in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Target VIP	S&P Composite 1500 Index

11/02/2005	10,000	10,000
12/31/2005	10,140	10,314
06/30/2006	10,140	10,628
12/31/2006	11,231	11,895

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The Index was developed with a base value of 100 as of December 30, 1994. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	97.2
Repurchase Agreements and Other Net Assets	2.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Apple Computer, Inc.	4.3
2.	Exxon Mobil Corp.	4.0
3.	Google, Inc. Class A	4.0
4.	International Business Machines Corp.	3.5
5.	Amgen, Inc.	3.4
6.	Citigroup, Inc.	3.4
7.	The Procter & Gamble Co.	3.2
8.	Motorola, Inc.	3.1
9.	Intel Corp.	2.4
10.	Gilead Sciences, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.5
Energy	17.2
Financials	13.6
Health Care	10.4
Consumer Staples	6.8
Telecommunication Services	6.6
Consumer Discretionary	6.4
Industrials	5.6
Utilities	4.8
Materials	0.3

97.2

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.2%	Shares	Value

CONSUMER DISCRETIONARY – 6.4%
Auto Components – 0.9%
Drew Industries, Inc. (a)	1,154	$30,016
LKQ Corp. (a)	2,764	63,544

		93,560

Automobiles – 1.1%
Harley-Davidson, Inc.	1,556	109,651

Hotels, Restaurants & Leisure – 0.8%
Darden Restaurants, Inc.	843	33,863
Papa John’s International, Inc. (a)	1,832	53,147

		87,010

Household Durables – 0.7%
Garmin Ltd.	981	54,602
Tarragon Corp.	1,562	19,010

		73,612

Multiline Retail – 0.7%
Nordstrom, Inc.	1,526	75,293

Specialty Retail – 1.8%
Dress Barn, Inc. (a)	894	20,857
Guess ?, Inc. (a)	487	30,890
Hibbett Sporting Goods, Inc. (a)	1,930	58,923
Jos. A Bank Clothiers, Inc. (a)	937	27,501
Select Comfort Corp. (a)	2,944	51,196

		189,367

Textiles, Apparel & Luxury Goods – 0.4%
Steven Madden Ltd.	1,143	40,108

TOTAL CONSUMER DISCRETIONARY		668,601

CONSUMER STAPLES – 6.8%
Beverages – 2.6%
Diageo PLC – ADR	1,764	139,903
PepsiCo, Inc.	2,071	129,541

		269,444

Food & Staples Retailing – 0.5%
The Pantry Inc. (a)	1,218	57,051

Household Products – 3.7%
Colgate-Palmolive Co.	645	42,080
The Clorox Co.	187	11,996
The Procter & Gamble Co.	5,304	340,888

		394,964

TOTAL CONSUMER STAPLES		721,459

ENERGY – 17.2%
Energy Equipment & Services – 4.8%
Atwood Oceanics, Inc. (a)	1,710	83,739
BJ Services Co.	2,918	85,556
Hornbeck Offshore Services, Inc. (a)	1,531	54,657
Patterson-UTI Energy, Inc.	789	18,328
TETRA Technologies, Inc. (a)	3,893	99,583
Veritas DGC, Inc. (a)	1,899	162,611

		504,474

Oil, Gas & Consumable Fuels – 12.4%
Atlas America, Inc. (a)	1,115	56,831
Chesapeake Energy Corp.	2,358	68,500
Crosstex Energy, Inc.	2,101	66,581
Edge Petroleum Corp. (a)	962	17,547
ENI SpA – ADR	1,860	125,141
EOG Resources, Inc.	2,169	135,454
Exxon Mobil Corp.	5,508	422,078
Helix Energy Solutions Group, Inc. (a)	508	15,936
Occidental Petroleum Corp.	1,961	95,756
Peabody Energy Corp.	1,722	69,586
Petrohawk Energy Corp. (a)	5,075	58,362
Petroquest Energy, Inc. (a)	2,578	32,844
Southwestern Energy Co. (a)	1,097	38,450
XTO Energy, Inc.	2,365	111,273

		1,314,339

TOTAL ENERGY		1,818,813

FINANCIALS – 13.6%
Capital Markets – 0.3%
TradeStation Group, Inc. (a)	2,367	32,546

Commercial Banks – 4.9%
ABN AMRO Holding NV – ADR	3,911	125,347
Barclays plc – ADR	2,448	142,327
HSBC Holdings plc – ADR	1,281	117,404
Lloyds TSB Group plc – ADR	3,048	138,166

		523,244

Diversified Financial Services – 6.0%
Citigroup, Inc.	6,379	355,310
ING Groep NV – ADR	2,929	129,374
Moody’s Corp.	2,125	146,753

		631,437

Insurance – 2.4%
Argonaut Group, Inc. (a)	1,646	57,380
Safeco Corp.	880	55,044
The Progressive Corp.	5,652	136,891

		249,315

TOTAL FINANCIALS		1,436,542

HEALTH CARE – 10.4%
Biotechnology – 5.2%
Amgen, Inc. (a)	5,255	358,969
Gilead Sciences, Inc. (a)	2,906	188,687

		547,656

Health Care Equipment & Supplies – 0.6%
ICU Medical, Inc. (a)	760	30,917
Meridian Bioscience, Inc.	1,431	35,102

		66,019

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.2%	Shares	Value

Health Care Providers & Services – 3.2%
Express Scripts, Inc. (a)	1,869	$133,820
HealthExtras, Inc. (a)	2,147	51,743
Horizon Health Corp. (a)	813	15,911
UnitedHealth Group, Inc.	2,444	131,316

		332,790

Health Care Technology – 0.4%
Cerner Corp. (a)	502	22,841
Vital Images, Inc. (a)	689	23,977

		46,818

Pharmaceuticals – 1.0%
Biovail Corp.	1,017	21,519
Teva Pharmaceutical Industries, Ltd. – ADR	2,859	88,858

		110,377

TOTAL HEALTH CARE		1,103,660

INDUSTRIALS – 5.6%
Aerospace & Defense – 1.0%
AAR Corp. (a)	1,829	53,389
Ceradyne, Inc. (a)	381	21,526
Rockwell Collins, Inc.	404	25,569

		100,484

Air Freight & Logistics – 0.3%
C.H. Robinson Worldwide, Inc.	754	30,831

Airlines – 0.1%
World Air Holdings, Inc. (a)	1,310	11,554

Commercial Services & Supplies – 0.4%
Healthcare Services Group, Inc.	1,475	42,716

Construction & Engineering – 0.9%
EMCOR Group, Inc. (a)	1,709	97,157

Electrical Equipment – 0.6%
Encore Wire Corp. (a)	1,244	27,381
Rockwell Automation, Inc.	410	25,043
The Lamson & Sessions Co. (a)	644	15,623

		68,047

Industrial Conglomerates – 1.6%
3M Co.	1,760	137,157
McDermott International, Inc. (a)	698	35,500

		172,657

Machinery – 0.3%
Columbus McKinnon Corp. (a)	777	16,333
Gehl Co. (a)	670	18,445

		34,778

Trading Companies & Distributors – 0.4%
Fastenal Co.	679	24,362
Watsco, Inc.	286	13,488

		37,850

TOTAL INDUSTRIALS		596,074

INFORMATION TECHNOLOGY – 25.5%
Communications Equipment – 3.1%
Motorola, Inc.	16,111	331,242

Computers & Peripherals – 8.7%
Apple Computer, Inc. (a)	5,415	459,409
International Business Machines Corp.	3,759	365,187
SanDisk Corp. (a)	2,072	89,158

		913,754

Electronic Equipment & Instruments – 0.8%
Brightpoint, Inc. (a)	1,118	15,037
Itron, Inc. (a)	1,344	69,673

		84,710

Internet Software & Services – 4.8%
Digital Insight Corp. (a)	1,860	71,592
eCollege.com, Inc. (a)	1,219	19,077
Google, Inc. Class A (a)	913	420,418

		511,087

Semiconductor & Semiconductor Equipment – 6.7%
Intel Corp.	12,357	250,229
Intevac, Inc. (a)	1,172	30,414
Lam Research Corp. (a)	613	31,030
National Semiconductor Corp.	1,233	27,989
NVIDIA Corp. (a)	3,830	141,748
Sigma Designs, Inc. (a)	1,150	29,268
Standard Microsystems Corp. (a)	1,154	32,289
Texas Instruments, Inc.	5,808	167,270

		710,237

Software – 1.4%
Ansoft Corp. (a)	1,304	36,251
Autodesk, Inc. (a)	1,037	41,957
Intuit, Inc. (a)	1,255	38,290
Ultimate Software Group, Inc. (a)	1,302	30,285

		146,783

TOTAL INFORMATION TECHNOLOGY		2,697,813

MATERIALS – 0.3%
Metals & Mining – 0.3%
Ryerson Tull, Inc.	1,390	34,875

TOTAL MATERIALS		34,875

TELECOMMUNICATION SERVICES – 6.6%
Diversified Telecommunication Services – 4.9%
BT Group plc – ADR	2,689	161,044
Deutsche Telekom AG – ADR	6,190	112,658
Telecom Italia SpA – ADR	3,514	105,877
Telefonica SA – ADR	2,282	145,477

		525,056

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 97.2%	Shares	Value

Wireless Telecommunication Services – 1.7%
NII Holdings, Inc. (a)	681	$43,884
Vodafone Group plc – ADR	4,767	132,427

		176,311

TOTAL TELECOMMUNICATION SERVICES		701,367

UTILITIES – 4.8%
Electric Utilities – 3.2%
Enel SpA – ADR	2,605	134,418
Exelon Corp.	514	31,811
PPL Corp.	294	10,537
Scottish Power plc – ADR	2,733	159,689

		336,455

Independent Power Producers & Energy Traders – 0.2%
TXU Corp.	362	19,624

Multi-Utilities – 1.4%
National Grid Transco plc – ADR	2,111	153,301

TOTAL UTILITIES		509,380

Total Common Stocks (Cost $9,561,292)		$10,288,584

	Face	Fair
Repurchase Agreements – 2.5%	Amount	Value

U.S. Bank 4.10% 01/02/2007	$266,000	$266,000

Repurchase price $266,121
Collateralized by:
Federal National Mortgage Association Pool #695167 5.00%, 05/01/2033 Fair Value: $271,322
Total Repurchase Agreements (Cost $266,000)		$266,000

Total Investments – 99.7% (Cost $9,827,292) (b)		$10,554,584
Other Assets in Excess of Liabilities – 0.3%		30,213

Total Net Assets – 100.0%		$10,584,797

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $9,827,292)	$10,554,584
Cash	92
Receivable for fund shares sold	38,143
Dividends and accrued interest receivable	10,097
Prepaid expenses and other assets	99

Total assets	10,603,015

Liabilities:
Payable for fund shares redeemed	6
Payable for investment management services	5,258
Payable for compliance services	190
Accrued custody expense	1,756
Accrued professional fees	8,846
Accrued accounting fees	1,747
Accrued printing and filing fees	415

Total liabilities	18,218

Net assets	$10,584,797

Net assets consist of:
Par value, $1 per share	$942,614
Paid-in capital in excess of par value	8,862,752
Accumulated net realized gain on investments	23,528
Net unrealized appreciation on investments	727,292
Undistributed net investment income	28,611

Net assets	$10,584,797

Shares outstanding	942,614

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$11.23

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$8,973
Dividends (net of withholding tax of $4,958)	87,555

Total investment income	96,528

Expenses:
Management fees	32,580
Custodian fees	14,404
Directors’ fees	351
Professional fees	10,942
Accounting fees	9,649
Printing and filing fees	701
Compliance expense	1,848
Other	56

Total expenses	70,531

Less expenses voluntarily reduced or reimbursed by adviser	(2,608)

Net expenses	67,923

Net investment income	28,605

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	23,534
Change in unrealized appreciation/depreciation on investments	726,175

Net realized/unrealized gain (loss) on investments	749,709

Change in net assets from operations	$778,314

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

		Period from
	Year Ended	November 2, 2005* to
	December 31, 2006	December 31, 2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$28,605	$1,179
Net realized gain (loss) on investments	23,534	—
Change in unrealized appreciation/depreciation on investments	726,175	1,117

Change in net assets from operations	778,314	2,296

Distributions to shareholders:
Distributions from net investment income	(1,179)	—

Capital transactions:
Received from shares sold	8,564,954	1,462,595
Received from dividends reinvested	1,179	—
Paid for shares redeemed	(221,539)	(1,823)

Change in net assets from capital transactions	8,344,594	1,460,772

Change in net assets	9,121,729	1,463,068
Net Assets:
Beginning of period	1,463,068	—

End of period	$10,584,797	$1,463,068

Undistributed net investment income	$28,611	$1,179

 Financial Highlights

		Period from
	Year Ended	November 2, 2005* to
	December 31, 2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$10.14	$10.00
Operations:
Net investment income	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.07	0.13

Total from operations	1.09	0.14

Net asset value, end of period	$11.23	$10.14

Total return	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.26%	1.60	%(a)
Net investment income	0.53%	0.74	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.30%	7.39	%(a)
Portfolio turnover rate	24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective

The Target Equity/ Income Portfolio seeks an above average total return by investing in common stocks of companies which are selected by applying separate uniquely specialized strategies.

 Performance as of December 31, 2006

Average Annual Total Returns:

One year	9.36%
Since inception (11/2/05)	9.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2006, the Target Equity/ Income Portfolio returned 9.36% versus 15.79% for the current benchmark, the S&P 500 Index.

At the beginning of October 2006, Sam Stovall, chief investment strategist at S&P, commented that the S&P 500 Index was trading at a discount in the vicinity of 25%. That is surprisingly steep when you consider that the Index ended its bear market run on October 9, 2002. This is the first bull market in 45 years where the price-earnings ratio of the S&P 500 Index has contracted, according to BusinessWeek. As we begin 2007, one of the most touted areas of the market is large-cap stocks, particularly large-cap growth. Investors who own them or are considering buying should be pleased to learn that 2006 was the first year in around 50 years that the S&P 500 Index posted a gain in 11 of the 12 calendar months, according to Doug Kass at TheStreet.com.

The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that money managers are most bullish on large-cap growth stocks moving forward. Seventy-seven percent of those managers polled are bullish on large-cap growth, up 20 percentage points over the level registered in the third quarter. Nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. The Target Equity/Income Portfolio is largely comprised of large-cap growth and large-cap value stocks (dividend-payers).(1)

The Portfolio lagged the S&P 500 Index by 6.43 percentage points. The under-performance was most noticeable in the following sectors: Financials, Energy, Consumer Discretionary and Health Care. The Portfolio was under-weighted in Financials, Consumer Discretionary and Health Care relative to the S&P 500 Index. It was over-weighted in Energy, yet managed to significantly under-perform the Energy constituents in the index. The one bright spot in the Portfolio was its Utilities holdings. Utilities were over-weighted vs. the S&P 500 Index allocation by a factor of roughly 5.5 to 1.

The Portfolio’s top performing stocks were the following: NVIDIA Corp. up 102.5%, Guess?, Inc. up 78.2%, McDermott International, Inc. up 71.0%, ONEOK, Inc. up 66.5% and Marathon Oil Corp. up 54.2%. The worst performing stocks were the following: SanDisk Corp. down 31.5%, Watsco, Inc. down 19.6%, BJ Services Co. down 19.5%, EOG Resources, Inc. down 14.6% and Express Scripts, Inc. down 14.6%. Within the Portfolio twenty-eight stocks advanced and fifteen declined. The Portfolio ended the year with 43 issues instead of 45. Three stocks were removed via takeovers and one was added due to a spin-off.(1)

In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%. Approximately 7,000 publicly owned companies report dividend information to Standard & Poor’s Dividend Record. In 2006, 1,969 companies increased their dividend distributions — a 1.0% increase from the 1,949 increases registered in 2005, according to S&P. One-time/special dividend distributions rose 14.3% in 2006 to 622. A total of 221 one-time dividends were paid in December, the highest number since 1978.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 5.1% in 2007.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

[PERFORMANCE GRAPH]

	Target Equity/Income	S&P 500 Index

11/02/2005	10,000	10,000
12/31/2005	10,130	10,314
06/30/2006	9,970	10,593
12/31/2006	11,078	11,943

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets
Common Stocks (3)	95.0
Repurchase Agreements and Other Net Assets	5.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2006 (1) (2)

		% of Net Assets
1.	Apple Computer, Inc.	12.5
2.	Motorola, Inc.	8.7
3.	ONEOK, Inc.	3.6
4.	Marathon Oil Corp.	3.4
5.	Entergy Corp.	3.0
6.	XTO Energy, Inc.	2.9
7.	FirstEnergy Corp.	2.8
8.	JPMorgan Chase & Co.	2.7
9.	Duquesne Light Holdings, Inc.	2.7
10.	Nicor, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

% of Net Assets
Information Technology	25.2
Utilities	19.6
Energy	15.7
Financials	14.4
Industrials	5.0
Materials	5.0
Consumer Discretionary	3.3
Health Care	3.0
Telecommunication Services	2.7
Consumer Staples	1.1

95.0

Ohio National Fund, Inc.
Target Equity/ Income Portfolio

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 95.0%	Shares	Value

CONSUMER DISCRETIONARY – 3.3%
Household Durables – 1.9%
La-Z-Boy, Inc.	33,787	$401,052

Specialty Retail – 1.4%
Dress Barn, Inc. (a)	4,940	115,250
Guess ?, Inc. (a)	2,673	169,548

		284,798

TOTAL CONSUMER DISCRETIONARY		685,850

CONSUMER STAPLES – 1.1%
Food & Staples Retailing – 1.1%
SUPERVALU, Inc.	6,421	229,552

TOTAL CONSUMER STAPLES		229,552

ENERGY – 15.7%
Energy Equipment & Services – 1.6%
BJ Services Co.	11,721	343,660

Oil, Gas & Consumable Fuels – 14.1%
Chesapeake Energy Corp.	13,019	378,202
EOG Resources, Inc.	8,705	543,627
Helix Energy Solutions Group, Inc. (a)	2,823	88,557
Marathon Oil Corp.	7,776	719,280
Peabody Energy Corp.	9,512	384,380
Southwestern Energy Co. (a)	6,054	212,193
XTO Energy, Inc.	13,078	615,320

		2,941,559

TOTAL ENERGY		3,285,219

FINANCIALS – 14.4%
Commercial Banks – 4.7%
Comerica, Inc.	8,273	485,459
Provident Bankshares Corp.	13,693	487,471

		972,930

Diversified Financial Services – 2.7%
JPMorgan Chase & Co.	11,842	571,969

Insurance – 4.7%
Cincinnati Financial Corp.	10,528	477,023
Unitrin, Inc.	10,289	515,582

		992,605

Thrifts & Mortgage Finance – 2.3%
Washington Federal, Inc.	20,422	480,530

TOTAL FINANCIALS		3,018,034

HEALTH CARE – 3.0%
Health Care Providers & Services – 1.8%
Express Scripts, Inc. (a)	5,228	374,325

Health Care Technology – 0.6%
Cerner Corp. (a)	2,769	125,989

Pharmaceuticals – 0.6%
Biovail Corp.	5,619	118,898

TOTAL HEALTH CARE		619,212

INDUSTRIALS – 5.0%
Aerospace & Defense – 0.6%
Ceradyne, Inc. (a)	2,112	119,328

Commercial Services & Supplies – 2.3%
R.R. Donnelley & Sons Co.	13,634	484,552

Electrical Equipment – 0.4%
The Lamson & Sessions Co. (a)	3,561	86,390

Industrial Conglomerates – 0.9%
McDermott International, Inc. (a)	3,843	195,455

Machinery – 0.4%
Columbus McKinnon Corp. (a)	4,286	90,092

Trading Companies & Distributors – 0.4%
Watsco, Inc.	1,574	74,230

TOTAL INDUSTRIALS		1,050,047

INFORMATION TECHNOLOGY – 25.2%
Communications Equipment – 8.7%
Motorola, Inc.	89,000	1,829,840

Computers & Peripherals – 13.9%
Apple Computer, Inc. (a)	30,875	2,619,435
SanDisk Corp. (a)	6,738	289,936

		2,909,371

Electronic Equipment & Instruments – 0.4%
Brightpoint, Inc. (a)	6,170	82,986

Semiconductor & Semiconductor Equipment – 2.2%
NVIDIA Corp. (a)	12,456	460,997

TOTAL INFORMATION TECHNOLOGY		5,283,194

MATERIALS – 5.0%
Chemicals – 5.0%
Lubrizol Corp.	10,818	542,307
Lyondell Chemical Co.	19,667	502,885

TOTAL MATERIALS		1,045,192

TELECOMMUNICATION SERVICES – 2.7%
Diversified Telecommunication Services – 0.5%
Windstream Corp.	7,446	105,882

Wireless Telecommunication Services – 2.2%
ALLTEL Corp.	7,459	451,121

TOTAL TELECOMMUNICATION SERVICES		557,003

UTILITIES – 19.6%
Electric Utilities – 8.5%
Duquesne Light Holdings, Inc.	28,534	566,400
Entergy Corp.	6,854	632,761
FirstEnergy Corp.	9,586	578,036

		1,777,197

(continued)

Ohio National Fund, Inc.
Target Equity/ Income Portfolio (Continued)

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 95.0%	Shares	Value

Gas Utilities – 6.3%
Nicor, Inc.	11,990	$561,132
ONEOK, Inc.	17,680	762,362

		1,323,494

Multi-Utilities – 4.8%
Energy East Corp.	20,715	513,732
SCANA Corp.	11,967	486,099

		999,831

TOTAL UTILITIES		4,100,522

Total Common Stocks (Cost $18,879,601)		$19,873,825

	Face	Fair
Repurchase Agreements – 4.7%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$986,000	$986,000

Repurchase price $986,449
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $1,005,728
Total Repurchase Agreements (Cost $986,000)		$986,000

Total Investments (Cost $19,865,601) (b) – 99.7%		$20,859,825
Other Assets in Excess of Liabilities – 0.3%		66,321

Total Net Assets – 100.0%		$20,926,146

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/ Income Portfolio

 Statement of Assets and Liabilities

December 31, 2006

Assets:
Investments in securities, at fair value (Cost $19,865,601)	$20,859,825
Cash	488
Receivable for fund shares sold	49,334
Dividends and accrued interest receivable	39,450
Prepaid expenses and other assets	237

Total assets	20,949,334

Liabilities:
Payable for fund shares redeemed	4
Payable for investment management services	10,298
Payable for compliance services	190
Accrued custody expense	887
Accrued professional fees	8,846
Accrued accounting fees	1,940
Accrued printing and filing fees	1,023

Total liabilities	23,188

Net assets	$20,926,146

Net assets consist of:
Par value, $1 per share	$1,901,348
Paid-in capital in excess of par value	17,714,837
Accumulated net realized gain on investments	263,411
Net unrealized appreciation on investments	994,224
Undistributed net investment income	52,326

Net assets	$20,926,146

Shares outstanding	1,901,348

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$11.01

 Statement of Operations

For the Year Ended December 31, 2006

Investment income:
Interest	$19,224
Dividends (net of withholding tax of $300)	274,468

Total investment income	293,692

Expenses:
Management fees	81,323
Custodian fees	12,196
Directors’ fees	872
Professional fees	11,189
Accounting fees	10,235
Printing and filing	2,017
Compliance expense	1,848
Other	145

Total expenses	119,825

Net investment income	173,867

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	263,432
Change in unrealized appreciation/depreciation on investments	981,003

Net realized/unrealized gain (loss) on investments	1,244,435

Change in net assets from operations	$1,418,302

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/ Income Portfolio

 Statements of Changes in Net Assets

		Period from
	Year Ended	November 2, 2005* to
	December 31, 2006	December 31, 2005

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$173,867	$4,597
Net realized gain (loss) on investments	263,432	—
Change in unrealized appreciation/depreciation on investments	981,003	13,221

Change in net assets from operations	1,418,302	17,818

Distributions to shareholders:
Distributions from net investment income	(126,159)	—

Capital transactions:
Received from shares sold	20,065,608	3,550,794
Received from dividends reinvested	126,159	—
Paid for shares redeemed	(4,122,264)	(4,112)

Change in net assets from capital transactions	16,069,503	3,546,682

Change in net assets	17,361,646	3,564,500
Net Assets:
Beginning of period	3,564,500	—

End of period	$20,926,146	$3,564,500

Undistributed net investment income	$52,326	$4,597

 Financial Highlights

		Period from
	Year Ended	November 2, 2005* to
	December 31, 2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$10.13	$10.00
Operations:
Net investment income	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.87	0.12

Total from operations	0.95	0.13

Distributions:
Distributions from net investment income	(0.07)	—

Net asset value, end of period	$11.01	$10.13

Total return	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.88%	1.60	%(a)
Net investment income	1.28%	1.22	%(a)
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.88%	3.38	%(a)
Portfolio turnover rate	52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2006

(1) Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty three separate investment portfolios (the “Portfolios”) that seek the following objectives:

-	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

-	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

-	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

-	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

-	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

-	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

-	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

-	International Small Company Portfolio — Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

-	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

-	Small Cap Growth Portfolio — Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

-	Mid Cap Opportunity Portfolio — Long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

-	S&P 500 Index Portfolio — Total return that approximates that of the Standard & Poor’s 500 Index.

-	Blue Chip Portfolio — Growth of capital and income by investing primarily in securities of high quality companies.

-	High Income Bond Portfolio — High current income by investing primarily in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

-	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities in small cap growth companies.

-	Nasdaq-100 Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other Portfolios of the Fund, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

-	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

-	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

-	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

-	Balanced Portfolio — Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

-	Covered Call Portfolio — Modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

-	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

-	Target Equity/ Income Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as a diversified fund.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares, of which 340 million have been allocated to specific Portfolios of the Fund. 30 million shares are allocated to each of the Equity, Money Market, International, and S&P 500 Index Portfolios, 20 million shares are allocated to each of the Bond, Omni and Capital Appreciation Portfolios, and 10 million shares are allocated to each of the other Portfolios. The Fund’s Board of Directors (the “Board”) periodically reallocates total authorized shares to various Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities with a remaining maturity exceeding sixty days, other than U.S. Government and agency securities, are valued using specific market quotations or a matrix method provided by independent pricing services approved by the Board. If such information is unavailable, the mean between the daily close bid and ask prices is used. U.S. Government and agency securities are valued at the mean between the daily close bid and ask prices.

Repurchase agreements are valued at original cost.

Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions. Events that could impact the exchange rates may occur between the time at which the exchange rates are determined and the time the Portfolios’ net assets are valued. For those Portfolios holding foreign investments, the computation of the respective net asset value would not include the impact of such events. If such events are detected and are determined to materially affect the currency exchange rates during such time period, the securities are valued at their estimated fair value as determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/ Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Covered Call Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios’ stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the Statements of Operations, if any. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq 100 Index in accordance with their stated investment objectives.

At December 31, 2006, there were no futures contracts held by the Fund’s Portfolios.

Credit-linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

Foreign Currency Contracts, Futures, and Options

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other securities.

Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/ Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of the Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

Borrowing and Securities Lending

Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the year ended December 31, 2006.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no Fund securities lent during the year ended December 31, 2006.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s accounting agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and makes distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

New Accounting Pronoucements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As of December 31, 2006, the Fund’s management has not yet concluded as to what, if any, impact that the adoption of FIN 48 will have on the financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(3) Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the second calendar year quarter. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following schedule of Board-approved annualized fee breakpoints.

Equity
0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion

Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million

Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

Blue Chip
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Money Market*
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion

International Small Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

Small Cap Growth
0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million

S&P 500 Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million

Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Balanced
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

Nasdaq-100 Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million

Covered Call
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

Target Equity/ Income
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

*	For the year ended December 31, 2006, ONI waived advisory fees in excess of the following amounts:

Money Market	0.25% of average daily net assets

Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods.

If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2006 would have been higher than the net expenses reflected in the financial statements.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Capital Appreciation, Millennium, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, Covered Call, Target VIP, and Target Equity/ Income Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Jennison Associates LLC (“Jennison”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), RS Investment Management, L.P. (“RSIM”), Eagle Asset Management, Inc. (“Eagle”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Federated Global Investment Management Corp. (“Federated Global”), Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.45% of first $500 million
0.40% over $500 million

International (Federated Global)
0.40% of first $200 million
0.35% over $200 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion

Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

Mid Cap Opportunity (RSIM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million

High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

U.S. Equity and Balanced (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million

Target VIP and Target Equity/ Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Millennium (Neuberger Berman) **
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

International Small Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million

Small Cap Growth (Janus)
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

Blue Chip (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

Covered Call (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million

**	Effective May 18, 2006, ONI executed a sub-advisory agreement with Neuberger Berman to replace Founders Asset Management LLC (“Founders”) as sub-adviser for the Millennium (formerly “Discovery”) Portfolio. In connection with the change in sub-adviser, the name of the Portfolio was changed from Discovery to Millennium.

Suffolk, the sub-adviser for the Omni, Bristol, and Bryton Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2006 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. Expenses reimbursed by ONI for the year ended December 31, 2006 were as follows:

Target VIP	$2,608

If ONI did not agree to reimburse these expenses, the total expenses incurred by the Target VIP Portfolio would have been higher than the net expenses that are reflected in the financial statements for the year ended December 31, 2006. The expenses reimbursed are not subject to recoupment in subsequent fiscal periods. As noted above, the Investment Advisory Agreement is subject to renewal on an annual basis.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Effective August 12, 2006, the Investment Advisory Agreement was amended upon approval of the Fund’s shareholders and ONLIC, ONLAC, and NSLA variable contract owners. The amendment allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. From the period of amendment to the end of the year, the Fund has accrued compliance expenses, payable to ONI. The allocation was based on estimated resources expended among various entities as well as specific identification of expense items. For the year ended December 31, 2006, the Fund incurred compliance expenses totaling $42,498, equally allocated to each of the Portfolios. Of this amount $38,782 was paid, resulting in a combined Fund payable to ONI at year end of $3,716. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $5,000, $1,500 for each Board meeting attended, and $500 for each Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional $1,250 per Board meeting attended and the Audit Committee chair receives an additional $500 for each Audit Committee meeting attended. For the year ended December 31, 2006, compensation of these directors by the Fund totaled $126,000.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4) Capital Share Transactions

Capital share transactions for the years or periods ended December 31, 2006 and 2005 were as follows:

	Equity		Money Market		Bond

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	1,387,631	1,701,692	23,325,224	14,180,207	3,252,646	2,910,162
Capital shares issued on reinvested dividends	—	—	951,451	454,046	564,982	465,056
Capital shares redeemed	(2,234,787)	(1,431,052)	(15,795,140)	(11,775,132)	(979,222)	(792,400)

Net increase/(decrease)	(847,156)	270,640	8,481,535	2,859,121	2,838,406	2,582,818

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

	Omni		International		Capital Appreciation

	Year Ended	Year Ended	Year Ended	Year Ended	Year ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	296,696	248,791	7,603,544	8,414,592	1,874,423	2,705,347
Capital shares issued on reinvested dividends	52,834	58,446	37,793	8,582	48,855	51,391
Capital shares redeemed	(795,853)	(1,086,210)	(1,380,688)	(1,208,415)	(611,108)	(761,763)

Net increase/(decrease)	(446,323)	(778,973)	6,260,649	7,214,759	1,312,170	1,994,975

			International Small
	Millennium		Company		Aggressive Growth

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	122,103	143,749	997,554	806,951	552,788	304,327
Capital shares issued on reinvested dividends	—	—	83,493	11,071	—	548
Capital shares redeemed	(826,698)	(1,094,060)	(480,871)	(244,036)	(519,272)	(553,439)

Net increase/(decrease)	(704,595)	(950,311)	600,176	573,986	33,516	(248,564)

	Small Cap Growth		Mid Cap Opportunity		S&P 500 Index

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	400,178	250,039	281,173	289,129	565,338	1,208,734
Capital shares issued on reinvested dividends	—	—	—	—	129,067	146,327
Capital shares redeemed	(465,613)	(507,883)	(915,299)	(1,224,527)	(3,071,448)	(2,280,982)

Net increase/(decrease)	(65,435)	(257,844)	(634,126)	(935,398)	(2,377,043)	(925,921)

	Blue Chip		High Income Bond		Capital Growth

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	409,577	153,162	2,700,630	1,868,369	270,607	253,474
Capital shares issued on reinvested dividends	23,578	25,109	—	299,144	—	—
Capital shares redeemed	(427,822)	(465,137)	(1,113,696)	(661,605)	(313,563)	(402,487)

Net increase/(decrease)	5,333	(286,866)	1,586,934	1,505,908	(42,956)	(149,013)

	Nasdaq-100 Index		Bristol		Bryton Growth

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	3,468,793	3,616,839	2,209,842	2,117,880	1,476,711	730,320
Capital shares issued on reinvested dividends	—	—	14,692	—	15,860	179
Capital shares redeemed	(741,802)	(896,270)	(111,107)	(258,354)	(155,737)	(352,220)

Net increase/(decrease)	2,726,991	2,720,569	2,113,427	1,859,526	1,336,834	378,279

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

	U.S. Equity		Balanced		Covered Call

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Capital shares issued on sales	680,950	608,440	282,286	230,431	179,657	453,460
Capital shares issued on reinvested dividends	4,518	—	6,463	703	—	—
Capital shares redeemed	(97,636)	(23,037)	(56,978)	(26,146)	(63,386)	(261,465)

Net increase/(decrease)	587,832	585,403	231,771	204,988	116,271	191,995

	Target VIP		Target Equity/Income

		Period		Period
		from		from
		11/2/05		11/2/05
	Year Ended	(inception)	Year Ended	(inception)
	12/31/06	to 12/31/05	12/31/06	to 12/31/05

Capital shares issued on sales	819,664	144,534	1,921,723	352,169
Capital shares issued on reinvested dividends	104	—	11,427	—
Capital shares redeemed	(21,509)	(179)	(383,569)	(402)

Net increase/(decrease)	798,259	144,355	1,549,581	351,767

(5)	Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the year ended December 31, 2006 were as follows:

					Capital
	Equity	Bond	Omni	International	Appreciation

Stocks and Bonds:
Purchases	$67,659,725	$67,647,080	$115,392,347	$255,436,595	$176,135,447
Sales	$92,834,699	$36,820,034	$121,908,112	$187,234,713	$149,844,952

		International Small	Aggressive		Mid Cap
	Millennium	Company	Growth	Small Cap Growth	Opportunity

Stocks and Bonds:
Purchases	$145,816,616	$53,747,987	$16,189,798	$16,954,114	$182,055,095
Sales	$156,879,453	$42,200,674	$18,060,249	$17,950,352	$193,454,614

			High Income		Nasdaq-100
	S&P 500 Index	Blue Chip	Bond	Capital Growth	Index

Stocks and Bonds:
Purchases	$12,538,884	$18,964,746	$35,342,581	$20,534,983	$24,766,936
Sales	$43,543,660	$19,056,423	$19,222,621	$21,289,128	$13,544,209

	Bristol	Bryton Growth	U.S. Equity	Balanced	Covered Call

Stocks and Bonds
Purchases	$120,164,482	$31,662,924	$32,028,060	$8,098,273	$8,022,031
Sales	$95,340,516	$17,867,426	$24,143,418	$5,564,959	$7,180,233

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

		Target
	Target VIP	Equity/Income

Stocks and Bonds
Purchases	$9,399,168	$22,284,637
Sales	$1,294,368	$6,918,330

Purchases and sales of government securities for the year ended December 31, 2006 were as follows:

	Omni	Balanced

Purchases	$—	$423,243
Sales	$91,125	$160,000

(6)	Option Contracts Written

The activity in the option contracts written and the premiums received by the Covered Call Portfolio for year ended December 31, 2006 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	945	$282,102
Options written during year	456	1,192,806
Options exercised during year	(10)	(10,994)
Options expired during year	(14)	(25,300)
Options closed during year	(313)	(1,254,225)

Options outstanding, end of year	1,064	$184,389

(7)	Foreign currency contract

At December 31, 2006, the International Portfolio had one outstanding foreign currency contract commitment as follows:

		Currency	Currency to		Contract at	Unrealized
Date of contract	Exchange date	to receive	deliver		value	Appreciation

November 3, 2006	May 7, 2007	9,462,835€	US$	12,127,286	$12,560,504	$433,218

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

(8)	Federal Income Tax Information

At December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed
		Long-Term				Total
	Undistributed	Capital		Accumulated	Unrealized	Accumulated
	Ordinary	Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$—	$—	$—	$(26,029,657)	$163,725,065	$137,695,408
Money Market	—	—	—	—	—	—
Bond	7,819,874	—	7,819,874	(2,790,866)	947,843	5,976,851
Omni	283,930	—	283,930	(2,118,355)	3,527,974	1,693,549
International	1,195,872	1,459,177	2,655,049	—	38,106,192	40,761,241
Capital Appreciation	6,425,240	10,279,953	16,705,193	—	20,578,138	37,283,331
Millennium	—	—	—	(27,568,098)	5,840,195	(21,727,903)
International Small Company	—	6,197,920	6,197,920	(52,672)	21,729,309	27,874,557
Aggressive Growth	37,440	—	37,440	(13,276,993)	2,173,587	(11,065,966)
Small Cap Growth	—	—	—	(14,626,125)	3,510,159	(11,115,966)
Mid Cap Opportunity	523,993	7,210,928	7,734,921	—	6,934,715	14,669,636
S&P 500 Index	635,094	—	635,094	(28,297,032)	31,895,634	4,233,696
Blue Chip	109,224	1,759,953	1,869,177	(1,662,862)	4,703,244	4,909,559
High Income Bond	4,572,715	—	4,572,715	(3,116,815)	1,934,335	3,390,235
Capital Growth	—	—	—	(16,878,070)	7,374,555	(9,503,515)
Nasdaq-100 Index	1,780	—	1,780	(4,045,534)	3,678,234	(365,520)
Bristol	2,840,717	570,209	3,410,926	—	4,367,710	7,778,636
Bryton Growth	1,307,517	570,777	1,878,294	—	1,955,980	3,834,274
U.S. Equity	19,557	285,912	305,469	—	2,204,494	2,509,963
Balanced	73,491	233,950	307,441	—	574,239	881,680
Covered Call	5,845	—	5,845	(15,527)	548,722	539,040
Target VIP	59,600	—	59,600	—	719,831	779,431
Target Equity/ Income	442,963	—	442,963	—	866,998	1,309,961

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007:

	Post-October	Post-October
Portfolio	Currency Losses	Losses

International Small Company	$52,672	$—
Small Cap Growth	2,052	51,399
S&P 500 Index	—	324,345
High Income Bond	—	4,581
Nasdaq-100 Index	—	274,561

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2006, which are available to offset future realized gains, if any:

		Expiration Amount by Year
	Total Loss
Portfolio	Carryforward	2007	2008	2009	2010	2011	2012	2013	2014

Equity	$26,029,657	$—	$—	$—	$13,866,831	$4,991,940	$7,170,886	$—	$—
Bond	2,790,866	—	—	—	—	1,497,074		560,097	733,695
Omni	2,118,355	—	—	—	963,582	1,154,773	—	—	—
Millennium	27,568,098	—	—	1,750,069	24,207,444	1,610,585	—	—	—
Aggressive Growth	13,276,993	—	—	8,861,834	4,415,159	—	—	—	—
Small Cap Growth	14,572,674	—	—	10,900,736	3,671,938	—	—	—	—
S&P 500 Index	27,972,687	—	—	14,293,817	13,544,388	—	134,482	—	—
Blue Chip	1,662,862	—	—	362,092	1,225,755	75,015	—	—	—
High Income Bond	3,112,234	—	—	1,264,318	1,284,828	563,088	—	—	—
Capital Growth	16,878,070	—	—	7,559,288	9,318,782	—	—	—	—
Nasdaq-100 Index	3,770,973	—	35,446	—	1,176,725	1,110,252	701,524	531,984	215,042
Covered Call	15,527	—	—	—	—	—	—	15,527	—

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the year ended December 31, 2006, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These reclassifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These reclassifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain(loss) accounts on a tax basis.

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2006, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Money Market	$9,582,399	$—	$623	$9,583,022
Bond	6,237,402	—	—	6,237,402
Omni	837,955	—	—	837,955
International	484,510	—	—	484,510
Capital Appreciation	973,184	—	—	973,184
International Small Company	64,716	—	1,870,657	1,935,373
S&P 500 Index	1,924,394	—	—	1,924,394
Blue Chip	310,286	—	—	310,286
Bristol	193,205	—	—	193,205
Bryton Growth	—	—	194,124	194,124
U.S. Equity	62,299	—	—	62,299
Balanced	84,925	—	—	84,925
Target VIP	1,179	—	—	1,179
Target Equity/ Income	126,159	—	—	126,159

Cost basis for Federal income tax purposes differs from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2006 for Federal income tax purposes.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2006

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$199,646,310	$2,436,726	$4,694,480	$43,772,385	$27,150,109	$6,800,301
Depreciation	(35,921,245)	(1,488,883)	(1,166,506)	(5,666,193)	(6,571,971)	(960,106)

Net unrealized:
Appreciation (depreciation)	$163,725,065	$947,843	$3,527,974	$38,106,192	$20,578,138	$5,840,195

Aggregate cost of securities:	$386,499,316	$167,921,900	$63,116,015	$293,275,118	$200,362,595	$57,261,228

	International
	Small	Aggressive	Small Cap	Mid Cap
	Company	Growth	Growth	Opportunity	S&P 500 Index	Blue Chip

Gross unrealized:
Appreciation	$22,230,864	$2,537,153	$3,971,145	$9,311,296	$48,499,509	$5,133,618
Depreciation	(501,555)	(363,566)	(460,986)	(2,376,581)	(16,603,875)	(430,374)

Net unrealized:
Appreciation (depreciation)	$21,729,309	$2,173,587	$3,510,159	$6,934,715	$31,895,634	$4,703,244

Aggregate cost of securities:	$53,742,078	$15,562,153	$17,265,895	$79,561,653	$150,029,745	$30,063,573

	High Income	Capital	Nasdaq-100
	Bond	Growth	Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$2,562,793	$8,312,942	$8,190,140	$5,257,142	$2,778,625	$2,385,056
Depreciation	(628,458)	(938,387)	(4,511,906)	(889,432)	(822,645)	(180,562)

Net unrealized:
Appreciation (depreciation)	$1,934,335	$7,374,555	$3,678,234	$4,367,710	$1,955,980	$2,204,494

Aggregate cost of securities:	$70,935,966	$25,607,314	$41,980,116	$58,624,956	$27,336,467	$19,689,397

				Target
	Balanced	Covered Call	Target VIP	Equity/Income

Gross unrealized:
Appreciation	$635,153	$658,205	$1,068,351	$1,760,080
Depreciation	(60,914)	(109,483)	(348,520)	(893,082)

Net unrealized:
Appreciation (depreciation)	$574,239	$548,722	$719,831	$866,998

Aggregate cost of securities:	$7,098,631	$5,375,125	$9,834,753	$19,992,827

(continued)

Ohio National Fund, Inc.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

  Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ohio National Fund, Inc., comprising the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio (formerly the Discovery Portfolio), International Small Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Blue Chip Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Covered Call Portfolio, Target VIP Portfolio and Target Equity/ Income Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 19, 2007

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2006

(1) Review and Approval of Advisory and Sub-Advisory Agreements

Within its August 14, 2006 meeting, the Ohio National Fund Board of Directors considered the re-approval of the Investment Advisory Agreement and the sub-advisory agreements for a one year term. The Board was assisted in its review by independent legal counsel. A summation of the factors considered on a Portfolio-by-Portfolio basis is presented below:

   Equity Portfolio (Adviser – ONI, Sub-adviser – Legg Mason)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.45%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 84th percentile of the Morningstar “VA/ L Fund U.S. – Large Blend” peer group (first percentile representing the lowest expenses and the one-hundredth percentile representing the highest expenses). The Board considered the advisory fee breakpoint schedule for the Portfolio, which was amended in May 2005. The Board considered that the Portfolio’s expense ratio was seven basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 98th percentile of its Lipper peer group over the one-year period, the 82nd percentile over the three-year period, and the 61st percentile over the five-year period (the first percentile representing the highest performance and the one-hundredth percentile representing the lowest performance). The Board considered that ONI was reporting pre-tax profitability of 39.30% and the sub-adviser was reporting pre-tax profitability of 49% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

In response to questions from the Board, Management of ONI (“Management”) explained that, based upon discussions with the portfolio manager, the Portfolio had exposure to technology stocks and the Portfolio would continue to under-perform the S&P 500 Index until technology stocks show improved performance. Management noted that the Portfolio’s performance had also been impacted by exposure to the Health Care sector, which had been negatively affected by the options backdating scandal. Management reported that the Portfolio had made significant investments in the home building industry and that the portfolio manager believed these stocks would recover when the Federal Reserve stops raising interest rates. Management further noted that the portfolio manager had beaten the performance of the S&P 500 Index with its company flagship fund for many successive calendar years. Management provided performance comparisons for the Portfolio on a calendar-year basis, and at December 31, 2005, the performance of the Portfolio placed it in the 54th percentile of its Lipper peer group over the one-year period, the 16th percentile over the three-year period, and the 25th percentile over the five-year period. The Board directed Management to closely monitor the performance of this Portfolio and report to the Board. In response to questions from the Board, Management explained that the investment advisory fees were within the range of investment advisory fees paid by the peer group of funds, and were somewhat higher than the peer average because an investor is “paying up” for the investment success of Bill Miller.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because long-term performance of the Portfolio had been good on a calendar-year basis; although recent performance had been challenged, Bill Miller and Legg Mason have a great reputation and investors likely were choosing the Portfolio because of the management; at the direction of the Board, Management would closely monitor the performance of the Portfolio and report to the Board at future meetings; the advisory fees were acceptable in relation to those of peer group funds, and the expense ratio was only slightly higher than the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

   Money Market Portfolio (Adviser – ONI)

The Board reviewed and considered the net advisory fee of 0.25%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 14th percentile of the Morningstar “VA/ L Fund Money Market” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was twenty seven basis points below the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 12th percentile of its Lipper peer group over the one-year period, the 13th percentile over the three-year period, and the 23rd percentile over the five-year period. The Board considered that ONI had waived fees for the Portfolio during the year in excess of .25% of net assets. The Board considered that ONI was reporting pre-tax profitability of 11.17% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio had been very good over the one-, three-, and five-year periods in comparison to the performance of the peer group; the advisory fees were low in comparison to the peer group; the expense ratio for the Portfolio was low in comparison to the peer group; and the Portfolio profitability reported by ONI was not excessive.

   Bond Portfolio (Adviser – ONI)

The Board reviewed and considered the net advisory fee of 0.57%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 58th percentile of the Morningstar “VA/ L Fund U.S. Intermediate-Term Bond” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was three basis points below the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 62nd percentile of its Lipper peer group over the one-year period, the 55th percentile over the three-year period, and the 32nd percentile over the five-year period. The Board considered that ONI was reporting a pre-tax profitability of 64.48% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

In response to questions from the Board, Management explained that the Portfolio had been on its watch list because of under-performance, resulting primarily from exposure in the automobile industry, and the impact of the market appetite for lower investment grade securities. Management stated that the Portfolio had been re-worked, and the Portfolio showed improved performance results over the last quarter. Management also stated its belief that improved performance would continue.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio had been acceptable, and recent changes to the execution of the Portfolio strategy, in response to the Board’s concerns, had shown improvement in the Portfolio’s performance; the advisory fees were near the median of the peer group of funds; the Portfolio’s expense ratio was slightly below the average of its peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

   Omni Portfolio (Adviser – ONI, Sub-adviser – Suffolk)

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.30%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 61st percentile of the Morningstar “VA/ L Fund U.S. – Moderate Allocation” peer group. The Board considered that the Portfolio’s expense ratio was eleven basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 11th percentile of its Lipper peer group over the one-year period, the 25th percentile over the three-year period, and the 85th percentile over the five-year period. The Board considered that ONI was reporting pre-tax Portfolio profitability of 26.86%. The sub-adviser reported that it could not estimate the net profits for the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were acceptable relative to that of funds in the peer group; the expense ratio was lower than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

   International Portfolio (Adviser – ONI, Sub-adviser – Federated Global)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.40%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 47th percentile of the Morningstar “VA/ L Fund U.S. – Foreign Large Growth” peer group. The Board considered the reduction in the advisory fee in May 2005 and the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was twenty basis points below the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 67th

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

percentile of its Lipper peer group over the one-year period, the 90th percentile over the three-year period, and the 95th percentile over the five-year period. The Board considered that ONI was reporting pre-tax Portfolio profitability of 46.79% and the sub-adviser was reporting pre-tax profitability of 35.7%. It was noted that Federated reported its profitability based on overall corporate profitability, and not profitability with respect to the sub-advisory agreement for this Portfolio. As a result, the Board concluded that the sub-adviser profitability information provided was of limited value. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio had been on its watch list, and that Management had visited the portfolio managers as well as Federated Global’s Chief Investment Officer to understand why the Portfolio had under-performed its peers. Management reported that recent comparative performance information indicated that the Portfolio was in the 25th percentile of its peer group for the previous quarter, in the 26th percentile year-to-date, in the 51st percentile for the one-year period, in the 88th percentile for the three-year period, and in the 93rd percentile for the five-year period. Management stated that although the Portfolio was on the watch list, based upon this recent performance, the Portfolio would probably be removed from the watch list at the end of the third quarter. Management stated its belief that the Portfolio was performing well, and explained that the Portfolio would under-perform during a rally, but that the Portfolio was positioned well if there were a slow down in the second half of the year.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the advisory fee and the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the advisory fees were near the median of the peer group funds; the advisory fee was reduced and the breakpoint schedule was amended in May 2005; the expense ratio was lower than the peer funds; the action taken by ONI and the sub-adviser to address longer-term under-performance of the Portfolio had resulted in improved recent performance; Management’s expectations that the improved performance would continue and the Portfolio would be removed from the watch list; and the Portfolio profitability reported by ONI was not excessive.

   Capital Appreciation Portfolio (Adviser – ONI, Sub-adviser – Jennison)

The Board reviewed and considered the net advisory fee of 0.78% and net sub-advisory fee of 0.34%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 68th percentile of the Morningstar “VA/ L Fund U.S. – Mid Cap Blend” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was six basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 17th percentile of its Lipper peer group over the one-year period, the 41st percentile over the three-year period, and the 60th percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 51.52% and the sub-adviser was reporting pre-tax profitability of 3.7% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the recent performance of the Portfolio had been very good; the longer-term performance had been satisfactory; the advisory fees were acceptable in relation to those of peer group funds; the breakpoint schedule was amended in May 2005; the expense ratio was lower than the average of the peer groups; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

   Millennium Portfolio (Adviser – ONI, Sub-adviser – Neuberger Berman)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.55%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 36th percentile of the Morningstar “VA/ L Fund U.S. – Small Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was twenty one basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 97th percentile of its Lipper peer group over the one-year period, the 85th percentile over the three-year period, and the 79th percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 26.91% and the sub-adviser was reporting pre-tax profitability of 22.6% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio. Management explained that Neuberger assumed management responsibility for the Portfolio in May 2006. Management stated that there had not been enough time to assess the performance of the sub-adviser.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the steps ONI had taken during the last year to address the under-performance by the Portfolio, (5) the amendment to the breakpoint schedule in May 2005, and (6) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the current sub-adviser had only recently assumed management of the Portfolio in response to the performance issues reported in prior periods; ONI would closely monitor the performance of the Portfolio and report to the Board; the advisory fees were below the average for the peer group of funds; the expense ratio was lower than the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI was not excessive.

   International Small Company Portfolio (Adviser – ONI, Sub-adviser – Federated Global)

The Board reviewed and considered the net advisory fee of 1.00% and net sub-advisory fee of 0.75%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 56th percentile of the Morningstar “VA/ L Fund U.S. – Foreign Small/ Mid Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was ten basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 9th percentile of its Lipper peer group over the one-year period, the 7th percentile over the three-year period, and the 6th percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 21.45% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio had great performance. Management stated that, year-to-date, the Portfolio’s performance places the Portfolio in the 16th percentile of its Lipper peer group. In response to questions from the Board, Management stated that the Portfolio’s expense ratio was not significantly higher than the peer group average, and reminded the Board that the Portfolio is an international fund with higher fees than a domestic fund.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good compared to the peer group of funds; the advisory fees and expense ratio were acceptable in relation to those of peer group funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI was not excessive.

   Aggressive Growth Portfolio (Adviser – ONI, Sub-adviser – Janus)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.55%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 78th percentile of the Morningstar “VA/ L Fund U.S. – Large Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was nine basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 61st percentile of its Lipper peer group over the one-year period, the 56th percentile over the three-year period, and the 63rd percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 26.88% and the sub-adviser was reporting pre-tax profitability of 34.83% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management explained that the Portfolio was added to its watch list because a new portfolio manager had assumed management of the Portfolio for Janus. Management reminded the Board that the historical performance information provided to the Board was performance achieved by the Portfolio under the departed portfolio manager. Management then discussed the performance results that the current portfolio manager had achieved with similar funds. Management also explained the recent litigation involving Janus.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

2005, and (5) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory; a new portfolio manager recently assumed responsibility for the Portfolio, and this manager had achieved good performance results with similar funds in the past; the advisory fees were acceptable relative to that of the peer group of funds; the Portfolio’s expense ratio was only slightly higher than the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

   Small Cap Growth Portfolio (Adviser – ONI, Sub-adviser – Janus)

The Board reviewed and considered the net advisory fee of 0.95% and net sub-advisory fee of 0.65%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 79th percentile of the Morningstar “VA/ L Fund U.S. – Small Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was five basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 47th percentile of its Lipper peer group over the one-year period, the 30th percentile over the three-year period, and the 59th percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 28.05% and the sub-adviser was reporting a net loss from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management explained that the Portfolio had very good relative performance since Janus assumed management responsibility for the Portfolio in November 2005. Management reported that the Portfolio’s year-to-date performance ranks in the 29th percentile of its Lipper peer group. Management also explained the recent litigation involving Janus.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good since Janus assumed the management role in November 2005; the advisory fees were acceptable relative to the peer group of funds; the breakpoint schedule was amended in May 2005; the Portfolio’s expense ratio was only slightly higher than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

   Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-adviser – RSIM)

The Board reviewed and considered the net advisory fee of 0.85% and net sub-advisory fee of 0.60%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 76th percentile of the Morningstar “VA/ L Fund U.S. – Mid-Cap Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was seven basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 32nd percentile of its Lipper peer group over the one-year period, the 25th percentile over the three-year period, and the 27thpercentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 25.33% and the sub-adviser was reporting pre-tax profitability of 43.2% from investment management services with respect to the Portfolio. Management explained the recent change in control of the sub-adviser, RSIM, to the Board. The Board also considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI and the sub-adviser, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had consistently been good; the advisory fees were acceptable relative to that of funds in the peer group; the expense ratio was lower than the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI and sub-adviser was not excessive.

   S&P 500 Index Portfolio (Adviser – ONI)

The Board reviewed and considered the net advisory fee of 0.38%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 78th percentile of the Morningstar “VA/ L Fund U.S.-Large Blend” – Index only

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was eight basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 69th percentile of its Lipper peer group over the one-year period, the 74th percentile over the three-year period, and the 98th percentile over the five-year period. The Board considered that ONI was reporting 54.34% before-tax profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

Management explained that the performance of the Portfolio should track the index, without expenses. Management noted that the Portfolio was compared to a number of very large funds in the peer group, which affected the Portfolio’s relative performance given that the expenses for smaller funds can have a greater impact on performance. In response to questions, Management stated that the performance of the Portfolio had been satisfactory over the one-and three-year periods, and the under-performance had been a function of the expenses for the Portfolio. Management explained that the Portfolio had been performing as it was intended.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory over the one- and three-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the advisory fees were acceptable in relation to those of the peer group of funds; the expense ratio was only slightly higher than the average of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

   Blue Chip Portfolio (Adviser – ONI, Sub-adviser – Federated Equity)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 78th percentile of the Morningstar “VA/ L U.S.-Large Value” peer group. The Board considered the reduction in the investment advisory fee and the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was two basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 86th percentile of its Lipper peer group over the one-year period, the 88th percentile over the three-year period, and the 79th percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 27.44% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management explained that large cap stocks have been out of favor, and the Portfolio had a strong quality bias, which had affected performance in the recent market environment. Management noted that the portfolio manager had stayed true to his style in mega-cap, high quality stocks, despite the market environment bias to smaller cap securities with lower quality. Management reported that, from May 10, 2006 through August 7, 2006, the Portfolio had outperformed the S&P 500 Index, and the Portfolio’s management style was possibly coming back into favor. Management reminded the Board that there was a portfolio manager change to the Portfolio early in the prior year. In response to questions from the Board, Management stated that the sub-adviser would continue to monitor the management of the Portfolio to improve performance. The Board directed Management to closely monitor the performance of the Portfolio, and if performance did not improve, then to bring a recommendation to the Board with respect to management of the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the advisory fee and the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because recent performance of the Portfolio had shown some improvement; a new portfolio manager assumed responsibility for the Portfolio in the prior year; the Board had directed ONI to closely monitor the performance of the Portfolio, and if performance did not improve, then to bring a recommendation to the Board; the advisory fees were acceptable in relation to those of peer group of funds; the advisory fee was reduced and the breakpoint schedule was amended in May 2005, the expense ratio was slightly lower than the expense ratio of the peer group of funds; and the Portfolio profitability reported by ONI was not excessive.

   High Income Bond Portfolio (Adviser – ONI, Sub-adviser – Federated Investment)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.45%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 99th percentile of the Morningstar “VA/ L Fund U.S. – High Yield Bond” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

May 2005. The Board considered that the Portfolio’s expense ratio was six basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 35th percentile of its Lipper peer group over the one-year period, the 33rd percentile over the three-year period, and the 23rd percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 35.31% from investment management services with respect to the Portfolio.

Management stated that the Portfolio had a long track record of good performance. Management noted that there had been no turnover in the management of the Portfolio. In response to questions from the Board, Management explained that the consistent good performance of the Portfolio should justify the higher relative advisory fee, and noted that the expense ratio for the Portfolio was only slightly higher than the average expense ratio for the peer group of funds. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had consistently been good; the advisory fees were acceptable in relation to those of peer group funds, and the consistent good performance of the Portfolio justified the higher fees; the expense ratio was only slightly higher than the peer group average; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI was not excessive.

   Capital Growth Portfolio (Adviser – ONI, Sub-adviser – Eagle)

The Board reviewed and considered the net advisory fee of 0.90% and net sub-advisory fee of 0.59%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 68th percentile of the Morningstar “VA/ L Fund U.S. – Small Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was eight basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 37th percentile of its Lipper peer group over the one-year period, the 39th percentile over the three-year period, and the 65th percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 30.50% from investment management services with respect to the Portfolio. The Board noted that the sub-adviser did not calculate profitability for each account it managed. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management explained that the Portfolio had been managed by the sub-adviser since August 2003, so the performance of the one-and three-year periods was attributable to the sub-adviser. Management noted that the Portfolio had been on its watch list, but was recently removed. Management explained that the Portfolio had good performance, and year-to-date, the Portfolio performance was in the 21st percentile of its Lipper peer group.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because recent performance of the Portfolio had been good; the advisory fees were acceptable relative to that of funds in the peer group; the expense ratio was slightly below the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI was not excessive.

   Nasdaq-100 Index Portfolio (Adviser – ONI)

The Board reviewed and considered the net advisory fee of 0.40%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 27th percentile of the Morningstar “VA/ L Fund U.S.-Large Growth” – Index only peer group. The Board considered the advisory fee reduction and breakpoint schedule for the Portfolio, which was implemented in May 2005. The Board considered that the Portfolio’s expense ratio was fourteen basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 86th percentile of its Lipper peer group over the one-year period, the 56th percentile over the three-year period, and the 73rd percentile over the five-year period. The Board considered that ONI was reporting pre-tax profitability of 3.25% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

Management explained that the performance of the Portfolio should track the index, without expenses. Management noted that the Portfolio had a relatively small amount of assets and the fees and expenses, therefore, would significantly affect the comparison of performance and the expense ratio of the Portfolio with peer funds. Management reminded the Board that, in May 2005, the investment advisory fee was reduced from 0.75% of all assets to a breakpoint schedule with a fee of 0.40% of the first $100 million. Management explained that the Portfolio had tracked the performance of the index, when excluding fees and expenses, and had performed as intended.

Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the investment advisory fee and implementation of breakpoints in May 2005, and (5) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory over the one-, three-, and five-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the advisory fees were acceptable in relation to those of peer group of funds; the advisory fee was reduced in May 2005; the expense ratio for the Portfolio was slightly higher than the average of the peer group of funds because the Portfolio had a relatively small amount of assets; and the Portfolio profitability reported by ONI was not excessive.

   Bristol Portfolio (Adviser – ONI, Sub-adviser – Suffolk)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.45%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 84th percentile of the Morningstar “VA/ L Fund U.S. – Large Blend” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was three basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 8th percentile of its Lipper peer group over the one-year period, and the 44th percentile over the three-year period. The Board considered that ONI was reporting pre-tax Portfolio profitability of 39.05%. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the performance information for the three-year period reflected the start up of the Portfolio. Management reported that performance had been very good since the Portfolio was established, and had been outstanding year-to-date, in the 11th percentile of its Lipper peer group. Management noted that, on a calendar-year basis, the performance of the Portfolio placed it in the 4th percentile of its Lipper peer group for 2005.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the amendment to the breakpoint schedule in May 2005, and (5) the Portfolio profitability of ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were acceptable relative to that of funds in the peer group; the expense ratio was only slightly higher than the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI was not excessive.

   Bryton Growth Portfolio (Adviser – ONI, Sub-adviser – Suffolk)

The Board reviewed and considered the net advisory fee of 0.85% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 50th percentile of the Morningstar “VA/ L Fund U.S. – Small Growth” peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that the Portfolio’s expense ratio was four basis points lower than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 31st percentile of its Lipper peer group over the one-year period, and the 92nd percentile over the three-year period. The Board considered that ONI was reporting pre-tax profitability of 36.83% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio had a difficult recent quarter, following a strong performance quarter. Management reported that, year-to-date, the Portfolio was in the 63rd percentile of its Lipper peer group, and in the 43rd percentile for the one-year period. Management stated that the Portfolio had shown improved performance in July and August.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

2005, and (5) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory, and recent performance had shown improvement; the advisory fees were at the average of fees for the peer group of funds; the expense ratio was lower than the average of the peer group of funds; the breakpoint schedule was amended in May 2005; and the Portfolio profitability reported by ONI was not excessive.

   U.S. Equity Portfolio (Adviser – ONI, Sub-adviser – ICON)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 63rd percentile of the Morningstar “VA/ L Fund U.S. – Mid Cap Blend” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was seventeen basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 15th percentile of its Lipper peer group over the one-year period. The Board considered that ONI was reporting pre-tax profitability of 28.47% from investment management services with respect to the Portfolio. The sub-adviser reported that it could not estimate the net profits for the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio was a start-up fund, having begun operations in May, 2004. Management stated that the Portfolio had good performance, with year-to-date performance placing the Portfolio in the 17th percentile of its Lipper peer group, and in the 28th percentile for 2005 performance. In response to questions from the Board, Management explained that the higher expense ratio was attributable to the relatively small size of the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the performance of the Portfolio had been very good; the advisory fees were acceptable relative to that of funds in the peer group; the expense ratio was higher due to the small size of the Portfolio; and the Portfolio profitability reported by ONI was not excessive.

   Balanced Portfolio (Adviser – ONI, Sub-adviser – ICON)

The Board reviewed and considered the net advisory fee of 0.75% and net sub-advisory fee of 0.50%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 84th percentile of the Morningstar “VA/ L Fund U.S. – Moderate Allocation” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was fifty three basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 10th percentile of its Lipper peer group over the one-year period. The Board considered that ONI reported profitability of 45.36% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio was a start-up fund, having begun operations in May, 2004. Management reported that the Portfolio had very good performance. In response to questions from the Board, Management explained that the higher expense ratio was attributable to the relatively small size of the Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the performance had been very good; the advisory fees were acceptable relative to that of funds in the peer group; the expense ratio was higher than the average of the peer group of funds due to the small size of the Portfolio; and Portfolio profitability reported by ONI was not excessive.

   Covered Call Portfolio (Adviser – ONI, Sub-adviser – ICON)

The Board reviewed and considered the net advisory fee of 0.80% and net sub-advisory fee of 0.55%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 70th percentile of the Morningstar “VA/ L Fund U.S. – Mid Cap Blend” peer group. The Board considered that the Portfolio’s expense ratio was seventy six basis points higher than the Lipper peer group average expense ratio. The Board considered that performance of the Portfolio placed it in the 97th percentile of its Lipper

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

peer group over the one-year period. The Board considered that ONI reported profitability of 26.80% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio. The Board also considered the breakpoint schedule for the investment advisory and sub-advisory fees.

Management noted that the Portfolio was a start-up fund, having begun operations in May, 2004. Management explained that this is a unique product, and that the recent period had been a difficult performance environment for the Portfolio. Management cautioned that there was not much performance history for this Portfolio, and suggested that the Board monitor performance closely, but permit the portfolio managers more time to manage the Portfolio. In response to questions from the Board, Management explained that the portfolio managers were evaluating additional ideas to generate positive performance, but stated that so long as the market remains volatile, the Portfolio would not be generating a high level of fees on the covered calls that were written. In response to questions regarding the fee comparisons, Management stated that the comparisons were not entirely appropriate because the peer funds were not unique specialty products like this Portfolio.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; ONI would closely monitor the performance of the Portfolio and report to the Board at future meetings; the advisory fees were within the range of fees for the peer group funds, but there was not an appropriate peer group given the unique nature of the Portfolio; the expense ratio comparison was not meaningful given the unique nature of the Portfolio; and Portfolio profitability reported by the investment adviser was not excessive.

   Target VIP Portfolio (Adviser – ONI, Sub-adviser – First Trust)

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.35%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 21st percentile of the Morningstar “VA/ L Fund U.S. – World Stock” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was seventy basis points higher than the Lipper peer group average expense ratio. The Board considered that the Portfolio had recently begun operations and, therefore, there was no performance history for the Board to consider. The Board considered that ONI reported a net loss from investment management services with respect to the Portfolio. The Board considered that the sub-adviser did not provide profitability information. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio was a start-up fund, having begun operations in November 2005 and has no performance history to consider. Management stated that the performance of the Portfolio will be monitored as it builds a track record.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) that the Portfolio only recently began operations, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the advisory fees were low compared to the peer group of funds; the expense ratio was higher than the average of the peer group of funds due to the relatively small size of the Portfolio; and ONI reported a net loss from investment management services with respect to the Portfolio.

   Target Equity/ Income Portfolio (Adviser – ONI, Sub-adviser – First Trust)

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.35%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 26th percentile of the Morningstar “VA/ L Fund U.S. – Large Value” peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that the Portfolio’s expense ratio was sixteen basis points higher than the Lipper peer group average expense ratio. The Board considered that the Portfolio had recently begun operations and, therefore, there was no performance history for the Board to consider. The Board considered that ONI reported profitability of 6.69% from investment management services with respect to the Portfolio. The Board considered that the sub-adviser did not provide profitability information. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

Management noted that the Portfolio was a start-up fund, having begun operations in November 2005 and, therefore, there was no performance history to consider. Management stated that the performance of the Portfolio will be monitored as the Portfolio builds a track record.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee and expense ratio compared to the peer group of funds, (3) that the Portfolio only recently began operations, and (4) the profitability to ONI, the Board of Directors, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the advisory fees were low compared to the peer group of funds; the expense ratio was slightly higher than the average of the peer group of funds due to the small size of the Portfolio; and the Portfolio profitability reported by ONI was not excessive.

Effective August 12, 2006, the Investment Advisory Agreement was amended upon approval of the Fund’s shareholders and ONLIC, ONLAC, and NSLA variable contract owners. The amendment explicitly includes the required duty of ONI, as adviser of the Fund, to request, evaluate, and provide to the Fund’s Board all information as may be reasonably necessary to evaluate the terms of any advisory or sub-advisory agreement associated with the Fund’s Portfolios.

(2) Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2006 and held through December 31, 2006.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

   Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

				Expense Ratio
	Beginning	Ending	Expense Paid	During Period
	Investment	Investment	During	(net)
	Value	Value	Period*	7/1/06 – 12/31/06
Portfolio	7/1/06	12/31/06	7/1/06 – 12/31/06	(Annualized)

Equity	$1,000.00	$1,120.90	$4.59	0.86%
Money Market	$1,000.00	$1,025.30	$1.53	0.30%
Bond	$1,000.00	$1,049.20	$3.32	0.64%
Omni	$1,000.00	$1,108.00	$3.77	0.71%
International	$1,000.00	$1,093.70	$5.37	1.02%
Capital Appreciation	$1,000.00	$1,099.40	$4.48	0.85%
Millennium	$1,000.00	$1,042.90	$4.58	0.89%
International Small Company	$1,000.00	$1,147.30	$7.22	1.33%
Aggressive Growth	$1,000.00	$1,081.80	$5.58	1.06%
Small Cap Growth	$1,000.00	$1,167.60	$6.34	1.16%
Mid Cap Opportunity	$1,000.00	$1,043.20	$4.86	0.94%
S&P 500 Index	$1,000.00	$1,124.40	$2.49	0.46%
Blue Chip	$1,000.00	$1,151.30	$4.77	0.88%
High Income Bond	$1,000.00	$1,075.90	$4.73	0.90%
Capital Growth	$1,000.00	$1,108.80	$5.49	1.03%
Nasdaq-100 Index	$1,000.00	$1,113.30	$2.83	0.53%
Bristol	$1,000.00	$1,125.30	$4.89	0.91%
Bryton Growth	$1,000.00	$1,120.30	$5.45	1.02%
U.S. Equity	$1,000.00	$1,032.20	$4.86	0.95%
Balanced	$1,000.00	$1,057.20	$6.60	1.27%
Covered Call	$1,000.00	$1,040.60	$7.60	1.48%
Target VIP	$1,000.00	$1,107.60	$5.91	1.11%
Target Equity/ Income	$1,000.00	$1,111.20	$4.21	0.79%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

   Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During Period*	During Period (net)
	Value	Value	7/1/06 –	7/1/06 – 12/31/06
Portfolio	7/1/06	12/31/06	12/31/06	(Annualized)

Equity	$1,000.00	$1,020.87	$4.38	0.86%
Money Market	$1,000.00	$1,023.70	$1.53	0.30%
Bond	$1,000.00	$1,021.96	$3.28	0.64%
Omni	$1,000.00	$1,021.63	$3.62	0.71%
International	$1,000.00	$1,020.07	$5.18	1.02%
Capital Appreciation	$1,000.00	$1,020.94	$4.31	0.85%
Millennium	$1,000.00	$1,020.72	$4.53	0.89%
International Small Company	$1,000.00	$1,018.48	$6.79	1.33%
Aggressive Growth	$1,000.00	$1,019.84	$5.42	1.06%
Small Cap Growth	$1,000.00	$1,019.36	$5.91	1.16%
Mid Cap Opportunity	$1,000.00	$1,020.45	$4.80	0.94%
S&P 500 Index	$1,000.00	$1,022.86	$2.37	0.46%
Blue Chip	$1,000.00	$1,020.77	$4.48	0.88%
High Income Bond	$1,000.00	$1,020.64	$4.61	0.90%
Capital Growth	$1,000.00	$1,020.00	$5.26	1.03%
Nasdaq-100 Index	$1,000.00	$1,022.53	$2.71	0.53%
Bristol	$1,000.00	$1,020.61	$4.65	0.91%
Bryton Growth	$1,000.00	$1,020.07	$5.19	1.02%
U.S. Equity	$1,000.00	$1,020.42	$4.83	0.95%
Balanced	$1,000.00	$1,018.79	$6.47	1.27%
Covered Call	$1,000.00	$1,017.76	$7.51	1.48%
Target VIP	$1,000.00	$1,019.60	$5.66	1.11%
Target Equity/ Income	$1,000.00	$1,021.21	$4.03	0.79%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2006

(3) Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid and consent dividends executed during the year ended December 31, 2006 that qualify for the corporate dividends received deduction were as follows:

Dividends
Portfolio	Received Deduction

Bond	0%
Omni	58.1%
International	0%
Capital Appreciation	16.7%
International Small Company	0%
S&P 500 Index	100.0%
Blue Chip	100.0%
High Income	0.3%
Nasdaq-100 Index	100.0%
Bristol	14.5%
U.S. Equity	100.0%
Balanced	56.6%
Target VIP	100.0%
Target Equity/ Income	48.0%

For the year ended December 31, 2006, the following Portfolios had net long-term capital gain distributions:

Portfolio	Amount

Money Market	$623
International Small Company	1,870,657
Bryton Growth	194,124

For the year ended December 31, 2006, the International and International Small Company Portfolios earned foreign source income and paid foreign taxes for which they intend to pass credits through to Fund shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign
	Taxes	Foreign Source
Portfolio	Paid	Income

International	$358,436	$4,670,870
International Small Company	73,020	876,759

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2006

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex	Directorships During Past Five Years

Independent Directors
James E. Bushman 3040 Forrer Street Cincinnati, Ohio	62	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	31	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company, ABX Air Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

Joseph A. Campanella 6179 Paderborne Drive Hudson, Ohio	64	Director, Member of Audit and Independent Directors Committees	Since May 2002	31	Retired. Until 2001, was Executive Vice President, Community Banking Division, U.S. Bank; Director: Ohio Savings Bank, Ohio Savings Financial Corporation.

L. Ross Love 615 Windings Way Cincinnati, Ohio	60	Director, Member of Audit and Independent Directors Committees	Since October 1998	31	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the automotive manufacturing, communications and medical equipment industries.) Director: Radio One Inc., Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce, United Way of Greater Cincinnati.

George M. Vredeveld University of Cincinnati P.O. Box 210223 Cincinnati, Ohio	64	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	31	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research; Trustee: National Council on Economic Education.
Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	67	President, Chairman of the Board and Director	Since July 1997	31	Director and Vice Chairman: ONLIC; Director and CEO: NSLA; Director: ONI and various other Ohio National- affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera.
Thomas A. Barefield One Financial Way Cincinnati, Ohio	54	Vice President	Since February 1998	31	Senior Vice President, Institutional Sales: ONLIC; Prior to November 1997 was Senior Vice President of Life Insurance Company of Virginia. Recent graduate of class XXIX of Leadership Cincinnati.

Christopher A. Carlson One Financial Way Cincinnati, Ohio	48	Vice President	Since March 2000	31	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI.

Marc L. Collins One Financial Way Cincinnati, Ohio	38	Secretary	Since March 2000	31	Second Vice President and Counsel: ONLIC; Secretary: ONI.
Dennis R. Taney One Financial Way Cincinnati, Ohio	59	Chief Compliance Officer	Since June 2004	31	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC and ONI; Prior to August 2004 was Treasurer of the Fund.

R. Todd Brockman One Financial Way Cincinnati, Ohio	38	Treasurer	Since August 2004	31	Second Vice President, Mutual Fund Operations: ONLIC and ONI; Prior to July 2004 was an Assurance Manager with Grant Thornton LLP, a certified public accounting firm.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	34	Assistant Treasurer	Since March 2005	31	Manager, Mutual Fund Operations: ONLIC; Prior to April 2004 was an Accounting Consultant in the financial control area for ONLIC.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	32	Assistant Secretary	Since March 2005	31	Assistant Counsel: ONLIC; Prior to December 2004 was an Associate with Dinsmore & Shohl LLP, attorneys at law.

[THIS PAGE LEFT INTENTIONALLY BLANK]

Item 1.  Reports To Stockholders.
Item 2.  Code Of Ethics.
As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics (the “Code”) that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of the Code is filed as Exhibit EX-99.CODE to this Form N-CSR.
Item 3.  Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are independent for purposes of Item 3 of Form N-CSR.
Item 4.  Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2006: $233,450 Fiscal year ended December 31, 2005: $220,225
(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.
Fiscal year ended December 31, 2006: $4,500
Fiscal year ended December 31, 2005: $4,300
(c)	Tax Fees. None.
(d)	All Other Fees. None.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2006 and 2005, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.
(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5.  Audit Committee Of Listed Registrants.
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.
Item 7.  Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11.  Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.
(a)(3)	The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Ohio National Fund, Inc.

By:	/s/ John J. Palmer
John J. Palmer
President and Director
March 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Ohio National Fund, Inc.

By:	/s/ John J. Palmer
John J. Palmer
President and Director
March 7, 2007

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
March 7, 2007